The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2025 and 2024

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2025 and 2024, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2025, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2025, future contract benefits liabilities totaled $42.4 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.8 billion and $1.1 billion, as of December 31, 2025, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse behavior and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse behavior and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 12, 2026

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2025	2024
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2025 - $92,842; 2024 - $88,978; allowance for credit losses: 2025 - $110; 2024 - $46)	$87,586	$81,900
Trading securities	1,660	2,005
Equity securities	629	294
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2025 - $199; 2024 - $232)	22,338	20,940
Policy loans	2,617	2,465
Derivative investments	9,945	9,512
Other investments	7,812	6,935
Total investments	132,587	124,051
Cash and invested cash	7,946	4,505
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,637	12,426
Reinsurance recoverables, net of allowance for credit losses	48,607	48,943
Deposit assets, net of allowance for credit losses	34,819	30,537
Market risk benefit assets	4,753	4,860
Accrued investment income	1,013	993
Goodwill	1,144	1,144
Other assets	9,394	9,529
Separate account assets	180,092	168,438
Total assets	$432,992	$405,426

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$135,904	$125,818
Future contract benefits	42,360	40,002
Funds withheld reinsurance liabilities	30,930	26,810
Market risk benefit liabilities	1,118	1,046
Deferred front-end loads	7,605	6,750
Payables for collateral on investments	7,953	9,876
Short-term debt	–	24
Long-term debt	1,426	2,173
Other liabilities	13,618	13,977
Separate account liabilities	180,092	168,438
Total liabilities	421,006	394,914

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	14,041	13,015
Retained earnings (deficit)	(100)	(173)
Accumulated other comprehensive income (loss)	(1,955)	(2,330)
Total stockholder’s equity	11,986	10,512
Total liabilities and stockholder’s equity	$432,992	$405,426

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Revenues
Insurance premiums	$5,305	$1,866	$3,416
Fee income	4,547	4,486	5,168
Net investment income	5,625	5,107	5,733
Realized gain (loss)	(746)	276	(4,934)
Other revenues	297	553	676
Total revenues	15,028	12,288	10,059
Expenses
Benefits	5,451	2,100	5,028
Policyholder liability remeasurement (gain) loss	(99)	(20)	(167)
Interest credited	3,478	3,160	3,202
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Commissions and other expenses	5,207	5,219	5,402
Interest and debt expense	146	185	190
Total expenses	13,960	9,706	12,520
Income (loss) before taxes	1,068	2,582	(2,461)
Federal income tax expense (benefit)	103	452	(673)
Net income (loss)	965	2,130	(1,788)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	984	30	4,942
Market risk benefit non-performance risk gain (loss)	(406)	(924)	(670)
Policyholder liability discount rate remeasurement gain (loss)	(206)	150	(145)
Funded status of employee benefit plans	3	(1)	1
Total other comprehensive income (loss), net of tax	375	(745)	4,128
Comprehensive income (loss)	$1,340	$1,385	$2,340

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Common Stock
Balance as of beginning-of-year	$13,015	$12,961	$12,903
Capital contribution from Lincoln National Corporation	962	–	5
Stock compensation/issued for benefit plans	64	54	53
Balance as of end-of-year	14,041	13,015	12,961

Retained Earnings (Deficit)
Balance as of beginning-of-year	(173)	(869)	1,414
Net income (loss)	965	2,130	(1,788)
Dividends paid to Lincoln National Corporation	(685)	(1,434)	(495)
Non-cash dividend to Lincoln National Corporation for
settlement of an inter-company tax receivable	(207)	–	–
Balance as of end-of-year	(100)	(173)	(869)

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(2,330)	(1,585)	(5,713)
Other comprehensive income (loss), net of tax	375	(745)	4,128
Balance as of end-of-year	(1,955)	(2,330)	(1,585)
Total stockholder’s equity as of end-of-year	$11,986	$10,512	$10,507

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Cash Flows from Operating Activities
Net income (loss)	$965	$2,130	$(1,788)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	746	(276)	4,934
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Sales and maturities (purchases) of trading securities, net	363	325	1,302
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	–	(1,457)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	629	708	642
Accrued investment income	(32)	(32)	34
Insurance liabilities and reinsurance-related balances	(1,757)	(2,534)	(2,791)
Accrued expenses	81	160	223
Federal income tax accruals	81	701	(563)
Cash management agreement	(61)	(941)	(733)
Other	(105)	(312)	568
Net cash provided by (used in) operating activities	687	(1,009)	(764)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(18,884)	(11,520)	(10,713)
Sales of available-for-sale securities and equity securities	3,223	1,406	3,606
Maturities of available-for-sale securities	10,951	9,338	5,597
Purchases of other investments	(2,093)	(1,371)	(614)
Sales and repayments of other investments	1,136	342	131
Issuance of mortgage loans on real estate	(4,176)	(4,135)	(1,943)
Repayment and maturities of mortgage loans on real estate	2,783	1,669	1,266
Repayment (issuance) of policy loans, net	(148)	(2)	(120)
Net change in collateral on investments, certain derivatives and related settlements	2,111	3,918	(333)
Cash received from disposition, net of cash transferred	–	512	–
Other	128	(300)	(372)
Net cash provided by (used in) investing activities	(4,969)	(143)	(3,495)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	962	–	5
Payment of long-term debt, including current maturities	(225)	(50)	–
Issuance (payment) of short-term debt	(24)	(766)	228
Payment related to sale-leaseback transactions	(7)	(17)	(79)
Proceeds from certain financing arrangements	33	53	86
Payment related to certain financing arrangements	(148)	(137)	(49)
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	–	133
Policyholder account balances:
Deposits	21,097	16,046	16,388
Withdrawals	(12,474)	(12,124)	(10,633)
Transfers from (to) separate accounts, net	(794)	(27)	(624)
Common stock issued for benefit plans	(12)	(9)	(7)
Dividends paid to Lincoln National Corporation	(685)	(505)	(495)
Net cash provided by (used in) financing activities	7,723	2,464	4,953
Net increase (decrease) in cash and invested cash	3,441	1,312	694
Cash and invested cash as of beginning-of-year	4,505	3,193	2,499
Cash and invested cash as of end-of-year	$7,946	$4,505	$3,193
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts presented in the consolidated financial statements for prior year periods in this report have been reclassified to conform to the presentation adopted in the current year.

Effective in the third quarter of 2025, we reclassified the investments in company-owned life insurance (“COLI”) from other assets to other investments on the Consolidated Balance Sheets and the associated income statement activity from other revenues to net investment income on the Statements of Consolidated Comprehensive Income (Loss), which had no impact to total assets, total stockholder’s equity, total net income (loss) or net cash provided by (used in) investing activities in any such prior year period presented in this report.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses.

Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities, mutual fund shares and closed-end funds. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares. The fair value of unconsolidated sponsored closed-end funds is determined using the net asset value (“NAV”) of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

We review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We primarily focus on properties that experienced a reduction in debt-service coverage or occupancy, as well as properties that have significant tenant rollover risk. We also focus on other qualitative trends, including historical loan performance, investment in the property and borrower behavior. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, COLI, an asset-backed consolidated VIE, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments. For more information on the asset-backed consolidated VIE, see Note 4.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Investment income on alternative investments is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

We invest in COLI on the lives of certain officers and key employees who have consented to the Company being the beneficiary of such contracts. COLI is carried at the cash surrender value of the policies. Changes in the cash surrender value are reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). As of December 31, 2025 and 2024, we had $1.2 billion and $663 million of COLI reported within other investments on our Consolidated Balance Sheets.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program and to issue funding agreements. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below. For more information on our funding agreements, see “Policyholder Account Balances” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired

(“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We test goodwill for impairment by performing a qualitative assessment. The qualitative assessment considers current events including the economic and regulatory environment, financial performance and industry conditions to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is determined based on our qualitative analysis that it is more likely than not that the fair value is less than the carrying value, we perform a quantitative assessment where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, cash management agreement receivable, certain reinsurance assets, current and deferred taxes, property and equipment, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, pension and other employee benefit liabilities, certain reinsurance payables, other policyholder liabilities, certain financing arrangements, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, operating lease liabilities, derivative instrument liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value, and is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Obligations arising from funding agreements are also reported within policyholder account balances reported on the Consolidated Balance Sheets at amortized cost with the associated interest reported within interest credited on the Consolidated Statements of Comprehensive Income (Loss). The Company issues funding agreements through its funding-agreement-backed notes (“FABN”) program, under secured funding agreement-backed repurchase agreements (“FABRs”) and to the FHLB.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term disability and life waiver group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security, morbidity, incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2025, 2024 and 2023, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $27 million, $40 million and $41 million for the years ended December 31, 2025, 2024 and 2023, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds and fees earned by our Retirement Plan Services segment on services provided to our mutual fund programs are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Certain services related to our Retirement Plan Services segment, including recordkeeping, administrative and other services, are recorded as revenues based on a contractual percentage of customer account balances over the period services are provided. These revenues, reported primarily within our Annuities segment, were $790 million, $774 million and $715 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of the net settlement related to certain reinsurance-related activity, as net investment income and interest credited are presented gross of reinsurance activity on the Consolidated Statements of Comprehensive Income (Loss), and fees earned from administrative services performed by our Group Protection segment. Administrative services fees are recognized as performance obligations are met over the terms of the underlying agreements and were $236 million, $224 million and $210 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Prior to the sale of the wealth management business in 2024, other revenues also included fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances. The broker-dealer services consisted of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million and $461 million for the years ended December 31, 2024 and 2023, respectively. See “Sale of Wealth Management Business” above for additional information.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. Compensation cost is measured at grant-date fair value and recognized as expense over the required service period, which generally corresponds to the vesting period. We estimate forfeitures and adjust compensation expense accordingly. The fair value of stock options is determined using a Black-Scholes options valuation model, and the fair value of other stock awards is based upon the market value of the stock. The relative total shareholder return (“rTSR”) component of performance shares is valued using a Monte Carlo simulation. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs. Cash received from stock option exercises and cash remitted for employee tax withholding on share-settled awards are reflected in financing activities in the Consolidated Statements of Cash Flows. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of Accounting Standards

The following table provides a description of current period adoptions of Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025 (Annual Filings)	We adopted this ASU effective January 1, 2025. The adoption did not have a material impact on the consolidated financial statements, including disclosures within the Federal Income Taxes Note.

Future Adoption of Accounting Standards

The following table provides a description of future adoptions of ASUs that may have an impact on the consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.
ASU 2025-06, Intangibles - Goodwill and Other – Internal-Use Software (Topic 350-40): Targeted Improvements to the Accounting for Internal-Use Software	This ASU removes all references to prescriptive and sequential software development stages (referred to as “project stages”) and requires capitalization of software costs when both of the following occur: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”).	January 1, 2028	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2025
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,479	$837	$5,540	$53	$63,723
U.S. government bonds	890	9	32	–	867
State and municipal bonds	2,161	35	231	–	1,965
Foreign government bonds	256	17	50	–	223
RMBS	2,034	45	108	6	1,965
CMBS	2,493	17	87	–	2,423
ABS	16,301	137	210	50	16,178
Hybrid and redeemable preferred securities	228	21	6	1	242
Total fixed maturity AFS securities	$92,842	$1,118	$6,264	$110	$87,586

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2025, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$4,357	$4,318
Due after one year through five years	19,875	19,700
Due after five years through ten years	13,373	13,056
Due after ten years	34,409	29,946
Subtotal	72,014	67,020
Structured securities (RMBS, CMBS, ABS)	20,828	20,566
Total fixed maturity AFS securities	$92,842	$87,586

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2025
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$8,529	$1,225	$30,458	$4,315	$38,987	$5,540
U.S. government bonds	427	27	36	5	463	32
State and municipal bonds	143	26	944	205	1,087	231
Foreign government bonds	6	1	135	49	141	50
RMBS	154	7	803	101	957	108
CMBS	408	8	956	79	1,364	87
ABS	3,354	30	3,105	180	6,459	210
Hybrid and redeemable
preferred securities	17	1	54	5	71	6
Total fixed maturity AFS securities	$13,038	$1,325	$36,491	$4,939	$49,529	$6,264

Total number of fixed maturity AFS securities in an unrealized loss position						5,738

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

(1) As of December 31, 2025 and 2024, we recognized $12 million and $23 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2025
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,318	$829	441
Six months or greater, but less than nine months	337	159	60
Nine months or greater, but less than twelve months	302	119	99
Twelve months or greater	4,985	2,089	889
Total	$7,942	$3,196	1,489

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $1.5 billion for the year ended December 31, 2025. As discussed further below, we do not believe the unrealized loss position as of December 31, 2025, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2025, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2025, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2025 and 2024, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2025 and 2024, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.0 billion and $2.7 billion, respectively, and a fair value of $2.9 billion and $2.7 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2025 and 2024, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2025, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	As of or For the Year Ended December 31, 2025
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$14	$7	$24	$1	$46
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	45	–	20	–	65
Additions (reductions) for securities for which
credit losses were previously recognized	26	(1)	7	–	32
Reductions for securities disposed	(7)	–	(1)	–	(8)
Reductions for securities charged off	(25)	–	–	–	(25)
Balance as of end-of-year (2)	$53	$6	$50	$1	$110

	As of or For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities disposed	–	–	–	–	–
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	As of or For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2025, 2024 and 2023, accrued investment income on fixed maturity AFS securities totaled $790 million, $766 million and $814 million, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $25 million and $3 million for the years ended December 31, 2025 and 2024, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2025	2024
Fixed maturity securities:
Corporate bonds	$1,166	$1,390
State and municipal bonds	13	13
Foreign government bonds	39	41
RMBS	56	63
CMBS	100	108
ABS	273	371
Hybrid and redeemable preferred securities	13	19
Total trading securities	$1,660	$2,005

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2025, 2024 and 2023, was $41 million, $(1) million and $80 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2025			As of December 31, 2024
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,506	$4,628	$22,134	$17,424	$3,387	$20,811
30 to 59 days past due	1	93	94	6	71	77
60 to 89 days past due	5	34	39	–	33	33
90 or more days past due	35	144	179	35	90	125
Allowance for credit losses	(112)	(69)	(181)	(99)	(53)	(152)
Unamortized premium (discount)	(9)	115	106	(6)	83	77
Mark-to-market gains (losses) (1)	(33)	–	(33)	(31)	–	(31)
Total carrying value	$17,393	$4,945	$22,338	$17,329	$3,611	$20,940

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2025, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $20 million, respectively. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2025 and 2024, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. For additional information, see “Fair Value Option” in Note 14.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 28% and 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, respectively, and Texas, which accounted for 10% of commercial mortgage loans on real estate as of December 31, 2025 and 2024.

As of December 31, 2025, our residential mortgage loan portfolio had the largest concentrations in New York and Florida, which accounted for 13% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2024, our residential mortgage loans portfolio had the largest concentrations in California and New York, which accounted for 14% of residential mortgage loans on real estate.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2025	As of December 31, 2024
Commercial mortgage loans on real estate	$5	$4
Residential mortgage loans on real estate	148	92
Total	$153	$96

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2025	$1,322	1.81	$182	1.41	$11	1.20	$1,515
2024	1,497	1.68	66	1.41	1	2.01	1,564
2023	1,310	1.87	33	1.38	1	1.17	1,344
2022	1,703	2.20	76	1.59	5	1.83	1,784
2021	2,190	3.65	37	1.70	26	4.36	2,253
2020 and prior	9,014	2.53	46	1.38	18	1.86	9,078
Total	$17,036		$440		$62		$17,538

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	Performing	Nonperforming	Total
Origination Year
2025	$1,650	$4	$1,654
2024	1,776	64	1,840
2023	440	21	461
2022	425	33	458
2021	381	14	395
2020 and prior	194	12	206
Total	$4,866	$148	$5,014

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	As of or For the Year Ended December 31, 2025
	Commercial	Residential	Total
Balance as of beginning-of-year	$99	$53	$152
Additions (reductions) from provision for credit loss
expense (1)	21	16	37
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(8)	–	(8)
Balance as of end-of-year (2)	$112	$69	$181

	As of or For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	As of or For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

(1) We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2025 and 2024. We recognized $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2023.
(2) Accrued investment income on mortgage loans on real estate totaled $109 million, $94 million and $67 million as of December 31, 2025, 2024 and 2023, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2025 and 2024, alternative investments included investments in 364 and 351 different partnerships, respectively, and represented approximately 3% of total investments. These amounts do not include alternative investments that support funds withheld and modified coinsurance reinsurance agreements where the investment results are passed directly to the reinsurers.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities	$4,140	$4,088	$4,961
Trading securities	96	117	158
Equity securities	16	21	13
Mortgage loans on real estate	1,034	881	752
Policy loans	101	93	102
Cash and invested cash	320	227	118
Commercial mortgage loan prepayment
and bond make-whole premiums	22	15	10
Other investments	466	271	230
Investment income	6,195	5,713	6,344
Investment expense	(570)	(606)	(611)
Net investment income	$5,625	$5,107	$5,733

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(3,805)
State and municipal bonds	–	–	(214)
RMBS	–	–	(74)
CMBS	–	–	(60)
ABS	–	–	(57)
Hybrid and redeemable preferred securities	–	–	(3)
Total intent to sell impairments	$–	$–	$(4,213)

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(64)	$(21)	$(23)
RMBS	1	(1)	1
ABS	(26)	(20)	1
Total credit loss benefit (expense)	$(89)	$(42)	$(21)

(1) For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2025		As of December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,808	$7,808	$7,069	$7,069
Securities pledged under securities lending agreements (2)	145	139	157	151
Investments pledged for FHLB lending program (3)	–	–	2,650	3,657
Total payables for collateral on investments	$7,953	$7,947	$9,876	$10,877

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for Federal Home Loan Bank (“FHLB”) related to the lending program are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2025 and 2024, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2025	2024	2023
Collateral payable for derivative investments	$739	$1,942	$1,917
Securities pledged under securities lending agreements	(12)	(48)	(93)
Investments pledged for FHLB lending program	(2,650)	–	(480)
Total increase (decrease) in payables for collateral on investments	$(1,923)	$1,894	$1,344

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$130	$–	$–	$–	$130
Foreign government bonds	5	–	–	–	5
Equity securities	10	–	–	–	10
Total gross secured borrowings	$145	$–	$–	$–	$145

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2025, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2025, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.3 billion, and we had re-pledged $31 million of this collateral to cover our collateral requirements.

Assets Pledged as Collateral

We pledge assets as collateral in connection with derivative, securities lending and repurchase agreements, FABR funding agreements, membership obligations with the FHLB and regulatory deposits. See “Payables for Collateral on Investments” above and “Funding Agreements – FABR Funding Agreements” in Note 11 for additional information. Assets pledged as collateral at carrying value as reported on the Consolidated Balance Sheets were as follows:

	As of December 31, 2025	As of December 31, 2024
Fixed maturity AFS securities	$3,577	$1,736
Trading securities	14	23
Equity securities	10	12
Mortgage loans on real estate	1,217	3,530
Other investments	20	21
Cash and invested cash	63	110
Total assets pledged as collateral	$4,901	$5,432

Investment Commitments

As of December 31, 2025, our investment commitments were $4.6 billion, which included $3.1 billion of LPs, $890 million of mortgage loans on real estate, $390 million of asset-backed variable interest entities and $245 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2025, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and White Chapel V LLC with a fair value of $1.2 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2025 and 2024, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion, or 12% and 13%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $11.0 billion and $10.7 billion, respectively, or 8% and 9%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Consolidated VIEs

Asset-Backed VIE

We are the primary beneficiary of a limited partnership (“LP”) that was formed in September 2025. The activities of this LP are primarily to acquire and hold other LP investments and issue rated notes and a residual tranche to the Company and pass along LP distributions via interest payments. This LP has a carrying value of $210 million as of December 31, 2025. We concluded that the Company is the primary beneficiary as we purchased all of the notes and have the obligation to absorb all benefits or losses that could potentially be significant to the VIE.

The assets of the VIE can only be used to settle obligations of the VIE and do not represent claims against the Company’s assets. The Company’s maximum exposure to loss as a result of its involvement with the VIE is limited to its investment in the VIE and any additional support the Company may choose to provide in the future.

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2025, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 3.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, other than the asset-backed VIE LP discussed above, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.5 billion and $5.1 billion as of December 31, 2025 and 2024, respectively.

Sponsored Investment Funds

We invest in certain closed-end funds that we have concluded are VIEs as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined that we are not the primary beneficiary of the VIEs as we do not have the power to influence the decisions that are most impactful to the performance of the VIEs, and we do not receive all of the economics of the VIEs. Our exposure to loss is limited to the capital we invest in the funds. The carrying amounts of our investments in these funds are recognized in equity securities on the Consolidated Balance Sheets and were $134 million and $5 million as of December 31, 2025 and 2024, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2025			As of December 31, 2024
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,300	$12	$7	$632	$2	$16
Foreign currency contracts (1)	4,922	380	125	4,738	556	44
Total cash flow hedges	6,222	392	132	5,370	558	60
Fair value hedges:
Interest rate contracts (1)	417	1	–	435	8	16
Foreign currency contracts (1)	25	–	2	25	1	–
Total fair value hedges	442	1	2	460	9	16
Non-Qualifying Hedges
Interest rate contracts (1)	84,814	64	321	75,445	63	439
Foreign currency contracts (1)	289	12	4	348	30	2
Equity market contracts (1)	238,134	15,560	5,685	191,171	13,072	3,879
Credit contracts (1)	17	–	–	57	–	–
LPR ceded derivative (2)	–	202	–	–	190	–
Embedded derivatives:
Reinsurance-related (3)	–	202	–	–	728	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	2,482	15,115	–	1,970	12,449
Total derivative instruments	$329,918	$18,915	$21,259	$272,851	$16,620	$16,845
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4) Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2025
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$21,508	$17,291	$22,513	$25,219	$–	$86,531
Foreign currency contracts (2)	245	1,380	1,808	1,761	42	5,236
Equity market contracts	169,259	56,126	10,563	7	2,179	238,134
Credit contracts	–	17	–	–	–	17
Total derivative instruments
with notional amounts	$191,012	$74,814	$34,884	$26,987	$2,221	$329,918

(1) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was January 28, 2030.
(2) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets (Liabilities)
	As of December 31, 2025	As of December 31, 2024	As of December 31, 2025	As of December 31, 2024
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value (1)	$645	$484	$21	$7

(1) Includes $21 million of unamortized adjustments from discontinued hedges as of December 31, 2025, and none as of December 31, 2024.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	17	17	212
Foreign currency contracts	208	21	(50)
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	–	(3)	(1)
Foreign currency contracts (1)	57	59	54
Foreign currency contracts (2)	(3)	8	7
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2025
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(746)	$5,625	$5,451

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	11	–
Derivatives designated as hedging instruments	–	(11)	–
Foreign currency contracts:
Hedged items	–	3	–
Derivatives designated as hedging instruments	–	(3)	–
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	(3)	57	–

Non-Qualifying Hedges
Interest rate contracts	145	–	–
Foreign currency contracts	(5)	–	–
Equity market contracts	3,091	–	–
Credit contracts	2	–	–
LPR ceded derivative	–	–	(12)
Embedded derivatives:
Reinsurance-related	(510)	–	–
RILA, fixed indexed annuity and IUL contracts	(2,016)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,107	$2,100

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	8	59	–

Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,733	$5,044

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	7	54	–

Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

As of December 31, 2025, $60 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. The reclassification is impacted by both interest rates and foreign currency forward rates, as the cash flow hedges affecting the reclassification include interest rate swaps and foreign currency swaps.

For the years ended December 31, 2025 and 2024, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2025 and 2024, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2025, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2025 or 2024.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2025		As of December 31, 2024
	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
S&P Credit Rating of Counterparty
AA-	$2,867	$(3)	$4,006	$(2)
A+	4,613	(15)	2,354	(89)
A	64	–	47	–
A-	240	–	632	–
Total cash collateral	$7,784	$(18)	$7,039	$(91)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2025
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$15,939	$2,684	$18,623
Gross amounts offset	(5,994)	–	(5,994)
Net amount of assets	9,945	2,684	12,629
Gross amounts not offset:
Cash collateral	(7,784)	–	(7,784)
Non-cash collateral (1)	(2,161)	–	(2,161)
Net amount	$–	$2,684	$2,684

Financial Liabilities
Gross amount of recognized liabilities	$150	$15,115	$15,265
Gross amounts offset	(90)	–	(90)
Net amount of liabilities	60	15,115	15,175
Gross amounts not offset:
Cash collateral	(18)	–	(18)
Non-cash collateral	(28)	–	(28)
Net amount	$14	$15,115	$15,129

(1) Excludes excess non-cash collateral received of $1.5 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	$–	$2,698	$2,698

Financial Liabilities
Gross amount of recognized liabilities	$608	$12,449	$13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DAC, VOBA and DSI
Variable Annuities	$4,240	$4,104
Fixed Annuities	477	423
Traditional Life	1,208	1,329
UL and Other	6,219	6,146
Group Protection	178	136
Retirement Plan Services	308	288
Other Operations	7	–
Total DAC, VOBA and DSI	$12,637	$12,426

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DFEL
Variable Annuities	$282	$293
UL and Other (1)	7,266	6,406
Other Operations (2)	57	51
Total DFEL	$7,605	$6,750

(1) We reported $2.6 billion and $2.4 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $57 million and $51 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,959	$393	$1,294	$5,754	$136	$246
Business acquired (sold) through
reinsurance	–	–	(19)	–	(4)	–
Deferrals	570	124	42	424	143	20
Amortization	(422)	(65)	(137)	(314)	(97)	(19)
Balance as of end-of-year	$4,107	$452	$1,180	$5,864	$178	$247

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

DAC amortization expense of $1.1 billion, $1.0 billion and $992 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2025
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$13	$35	$366
Deferrals	–	–	1
Amortization	(2)	(7)	(37)
Balance as of end-of-year	$11	$28	$330

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

VOBA amortization expense of $46 million, $47 million and $53 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2025, was as follows:

2026	$36
2027	31
2028	26
2029	22
2030	20

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$145	$17	$26	$42
Deferrals	1	–	–	20
Amortization	(13)	(3)	(1)	(1)
Balance as of end-of-year	$133	$14	$25	$61

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

DSI amortization expense of $18 million, $21 million and $21 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$293	$6,406	$300	$5,579
Deferrals	15	1,222	19	1,114
Amortization	(26)	(362)	(26)	(287)
Balance as of end-of-year	282	7,266	293	6,406
Less: Reinsurance recoverables	–	2,563	–	2,436
Balance as of end-of-year, net of reinsurance	$282	$4,703	$293	$3,970

DFEL amortization of $388 million, $313 million and $290 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2025	2024	2023
Direct insurance premiums and fee income	$14,385	$14,052	$13,661
Reinsurance assumed	34	90	91
Reinsurance ceded	(4,567)	(7,790)	(5,168)
Total insurance premiums and fee income	$9,852	$6,352	$8,584

Direct insurance benefits	$10,856	$10,845	$10,178
Reinsurance ceded	(5,405)	(8,745)	(5,150)
Total benefits	$5,451	$2,100	$5,028

Direct market risk benefit (gain) loss	$(350)	$(2,819)	$(2,309)
Reinsurance ceded	127	1,881	1,174
Total market risk benefit (gain) loss	$(223)	$(938)	$(1,135)

Direct policyholder liability remeasurement (gain) loss	$(154)	$35	$(234)
Reinsurance ceded	55	(55)	67
Total policyholder liability remeasurement (gain) loss	$(99)	$(20)	$(167)

We and LLANY cede insurance to other companies. The portion of our life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek annuity and life reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2025, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25% of the mortality risk on newly issued life insurance contracts in 2025.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

Effective June 30, 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer with reciprocal jurisdiction status in Indiana as of August 8, 2025, to reinsure certain blocks of in-force group protection and fixed annuity products (“Initial LPINE Treaty”). Effective December 31, 2024, the Initial LPINE Treaty was amended to cede additional fixed annuity products and to open the treaty to reinsure the flow of new fixed annuity policies. Effective July 1, 2025, we amended the Initial LPINE Treaty again to cede an additional block of group protection business.

The Initial LPINE Treaty was structured as coinsurance with funds withheld. As significant insurance risk was transferred for the block of group protection products, amounts recoverable from LPINE were $3.9 billion and $3.7 billion as of December 31, 2025 and 2024, respectively. We reported a deferred loss of $37 million and $14 million as of December 31, 2025 and 2024, respectively. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $9.6 billion and $7.9 billion as of December 31, 2025 and 2024, respectively. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

Effective January 1, 2025, we entered into a second treaty with LPINE to cede the flow of new level term life insurance policies.

We held investments with a carrying value of $13.7 billion and $11.5 billion in support of reserves associated with the LPINE agreement in a funds withheld arrangement as of December 31, 2025 and 2024, respectively, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$11,272	$9,287
Mortgage loans on real estate	2,115	1,941
Derivative investments	218	190
Accrued investment income	118	97
Total	$13,723	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that was structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.1 billion and $14.2 billion as of December 31, 2025 and 2024, respectively. We reported a deferred gain on the transaction of $3.9 billion and $4.1 billion as of December 31, 2025 and 2024, respectively. We amortized $174 million and $159 million of the deferred gain during 2025 and 2024, respectively. We held other investments and cash and invested cash with a carrying value of $1.5 billion and $1.4 billion as of December 31, 2025 and 2024, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.8 billion and $12.2 billion as of December 31, 2025 and 2024, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Reinsurance Company Ltd. (“Fortitude Re”), an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2025.

The agreement between us and Fortitude Re was structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion as of December 31, 2025 and 2024. We reported a deferred loss on the transaction of $2.5 billion and $2.6 billion as of December 31, 2025 and 2024, respectively. We amortized $92 million and $90 million of the deferred loss during 2025 and 2024, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $2.4 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement was structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.8 billion and $4.9 billion as of December 31, 2025 and 2024, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.6 billion and $3.8 billion as of December 31, 2025 and 2024, respectively.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $11.5 billion and $9.5 billion as of December 31, 2025 and 2024, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $11.6 billion and $9.0 billion as of December 31, 2025 and 2024, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.1 billion and $8.4 billion as of December 31, 2025 and

2024, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity, to support the business ceded, that totaled $9.3 billion and $9.9 billion as of December 31, 2025 and 2024, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $1.7 billion and $2.1 billion as of December 31, 2025 and 2024, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$124	$142
Trading securities	1,121	1,385
Equity securities	43	42
Mortgage loans on real estate	199	232
Derivative investments	24	46
Other investments	56	54
Cash and invested cash	100	147
Accrued investment income	14	18
Other assets	2	1
Total	$1,683	$2,067

The portfolio was supported by $47 million of over-collateralization and a $50 million LOC as of December 31, 2025. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $18 million, $26 million and $33 million of the gain during 2025, 2024 and 2023, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.4 billion and $1.3 billion as of December 31, 2025 and 2024, respectively. Swiss Re has funded a trust, with a balance of $597 million and $617 million as of December 31, 2025 and 2024, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Hannover Life

Effective October 1, 2023, we entered into a reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) Ltd. (“Hannover Life”) to reinsure certain group annuity contracts, which resulted in net deposit asset of $4.5 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $91 million and $95 million as of December 31, 2025 and 2024, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2025
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

2025, 2024 and 2023 Analysis

As of October 1, 2025, 2024 and 2023, respectively, we performed our annual goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2025		As of December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$79	$100	$75
Group Protection:
VOCRA	576	205	576	175
VODA	31	17	31	15
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$301	$712	$265

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2025, was as follows:

2026	$37
2027	37
2028	37
2029	35
2030	35
Thereafter	225

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2025			As of December 31, 2024
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,655	$940	$(3,715)	$4,737	$933	$(3,804)
Fixed Annuities	51	175	124	78	110	32
Retirement Plan Services	47	3	(44)	45	3	(42)
Total MRBs	$4,753	$1,118	$(3,635)	$4,860	$1,046	$(3,814)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(3,804)	$32	$(42)	$(2,180)	$32	$(30)
Less: Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Issuances	14	–	–	6	–	–
Attributed fees collected	1,481	30	8	1,520	31	8
Benefit payments	(26)	–	–	(34)	–	–
Effect of changes in interest rates	(520)	32	(7)	(1,918)	(70)	(18)
Effect of changes in equity markets	(1,962)	(8)	(7)	(2,277)	(16)	(8)
Effect of changes in equity index volatility	66	7	–	(88)	(5)	–
In-force updates and other changes in MRBs (1)	470	19	3	213	6	8
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	37	15	(1)	7	11	–
Effect of changes in other future expected
assumptions (2)	10	–	1	(199)	18	(6)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(4,081)	160	(45)	(3,651)	65	(42)
Effect of cumulative changes in
non-performance risk	366	(36)	1	(153)	(33)	–
Balance as of end-of-year	(3,715)	124	(44)	(3,804)	32	(42)
Less: Ceded MRB assets (liabilities)	(2,854)	–	(11)	(2,736)	–	(13)
Balance as of end-of-year, net of reinsurance	$(861)	$124	$(33)	$(1,068)	$32	$(29)

Weighted-average age of policyholders (years)	73	70	63	73	70	63
Net amount at risk (3)	$1,639	$354	$2	$1,962	$240	$3

(1)    Consists primarily of changes in MRB assets and liabilities due to the impact of changes in actual to expected policyholder behavior and aggregation impacts related to fund performance and other assumptions.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Variable Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by updates to policyholder behavior and capital market assumptions and other items, partially offset by model enhancements and updates to separate account fee assumptions. For the year ended December 31, 2025, Fixed Annuities and Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2025	2024
Mutual funds and collective investment trusts:
Equity funds:
Domestic	$84,274	$77,740
International	18,262	16,282
Other equity funds	1,505	1,403
Balanced funds	46,561	45,683
Bond funds	24,164	23,399
Money market funds	2,096	1,931
Other funds	1,491	1,321
Exchange-traded funds	323	336
Fixed maturity AFS securities	164	161
Cash and invested cash	35	12
Other investments	1,217	170
Total separate account assets	$180,092	$168,438

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$122,945	$117,998
UL and Other	34,038	28,841
Retirement Plan Services	23,047	21,541
Other Operations (1)	62	58
Total separate account liabilities	$180,092	$168,438

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreement with Protective ($53 million and $49 million as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699
Gross deposits	6,034	2,646	2,282	4,765	1,483	2,302
Withdrawals	(16,524)	(867)	(3,746)	(14,074)	(477)	(3,378)
Policyholder assessments	(2,650)	(1,000)	(186)	(2,639)	(995)	(182)
Change in market performance	15,922	4,600	3,242	15,548	3,876	3,072
Net transfers from (to) general account	2,165	(182)	(86)	1,042	(196)	28
Balance as of end-of-year	$122,945	$34,038	$23,047	$117,998	$28,841	$21,541

Cash surrender value	$121,531	$31,613	$23,033	$116,612	$26,435	$21,526

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$40,060	$35,267
Fixed Annuities	28,710	25,941
UL and Other	35,663	36,242
Retirement Plan Services	23,843	23,619
Other (1)	7,628	4,749
Total policyholder account balances	$135,904	$125,818

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($3.5 billion and $4.4 billion as of December 31, 2025 and 2024, respectively) and funding agreements ($3.7 billion and none as of December 31, 2025 and 2024, respectively). See “Funding Agreements” below for more information.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$35,267	$25,941	$36,242	$23,619
Gross deposits	6,450	4,698	3,544	4,065
Withdrawals	(2,777)	(3,085)	(1,479)	(5,071)
Policyholder assessments	(3)	(59)	(4,412)	(17)
Net transfers from (to) separate account	(1,517)	–	183	540
Interest credited	838	929	1,430	707
Change in fair value of embedded derivative
instruments and other	1,802	286	155	–
Balance as of end-of-year	$40,060	$28,710	$35,663	$23,843

Weighted-average crediting rate	2.3%	3.4%	4.0%	3.0%
Net amount at risk (1)(2)	$1,639	$354	$290,111	$2
Cash surrender value	38,706	27,418	31,329	23,806

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2025
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	4	9
2.01% - 3.00%	464	–	–	–	–	464
3.01% - 4.00%	1,115	–	–	–	–	1,115
4.01% and above	5	–	–	–	–	5
Other (1)	–	–	–	–	–	38,467
Total	$1,589	$–	$–	$–	$4	$40,060

Fixed Annuities
Up to 1.00%	$123	$768	$393	$133	$2,212	$3,629
1.01% - 2.00%	188	210	120	70	8,221	8,809
2.01% - 3.00%	1,282	104	1	2	59	1,448
3.01% - 4.00%	812	–	–	–	–	812
4.01% and above	157	–	–	–	–	157
Other (1)	–	–	–	–	–	13,855
Total	$2,562	$1,082	$514	$205	$10,492	$28,710

UL and Other
Up to 1.00%	$256	$–	$239	$36	$753	$1,284
1.01% - 2.00%	529	–	–	–	2,711	3,240
2.01% - 3.00%	6,309	10	178	–	–	6,497
3.01% - 4.00%	13,918	–	1	–	–	13,919
4.01% and above	3,463	–	–	–	–	3,463
Other (1)	–	–	–	–	–	7,260
Total	$24,475	$10	$418	$36	$3,464	$35,663

Retirement Plan Services
Up to 1.00%	$622	$441	$708	$3,449	$6,919	$12,139
1.01% - 2.00%	481	814	1,711	467	561	4,034
2.01% - 3.00%	1,694	27	496	3	–	2,220
3.01% - 4.00%	3,825	98	7	10	–	3,940
4.01% and above	1,510	–	–	–	–	1,510
Total	$8,132	$1,380	$2,922	$3,929	$7,480	$23,843

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, non-life contingent payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

Funding Agreements

The following summarizes the types of funding agreements issued by us:

FABN Program

We established a $5.0 billion FABN program in 2024 pursuant to which we may issue unsecured funding agreements to an unaffiliated and unconsolidated special purpose statutory trust (the “Trust”) that will then issue medium-term notes for which payment of interest and principal is secured by such funding agreement. We had funding agreements issued under the program totaling $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities ranging from three to five years.

FABR Funding Agreements

We may issue funding agreements in connection with FABRs. Under an FABR, an unaffiliated and unconsolidated special-purpose entity enters into a repurchase agreement with a bank and uses the proceeds of the repurchase agreement to purchase funding agreements from us that are secured by portfolios of assets pledged to the special-purpose entity. We had secured funding agreements issued totaling $800 million as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of five years. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

FHLB Funding Agreements

We are a member of the FHLB of Indianapolis (“FHLBI”) and, through membership, have the ability to issue funding agreements. We had FHLB funding agreements outstanding of $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of one year or less. The funding agreements are secured by a portfolio of assets pledged to the FHLB. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Payout Annuities (1)	$2,036	$2,008
Traditional Life (1)	3,521	3,504
Group Protection (2)	5,836	5,628
UL and Other (3)	18,597	16,663
Other Operations (4)	9,076	8,958
Other (5)	3,294	3,241
Total future contract benefits	$42,360	$40,002

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion as of December 31, 2025 and 2024) and Swiss Re ($1.9 billion and $1.7 billion as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts, primarily related to participating traditional life insurance contracts and incurred but not reported and in course of settlement life insurance liabilities, and are excluded from the following tables.

LFPB

The LFPB represents reserves associated with our limited payment life-contingent annuities and non-participating traditional life insurance contracts (i.e., term insurance). The reserve is the net of present value of expected future policy benefits less present value of expected net premiums as summarized in the following table (in millions, except years):

	As of or For the Year Ended December 31, 2025		As of or For the Year Ended December 31, 2024
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$5,751	$–	$6,084
Less: Effect of cumulative changes in discount
rate assumptions	–	(277)	–	(152)
Beginning balance at original discount rate	–	6,028	–	6,236
Effect of changes in cash flow assumptions (1)	–	(396)	–	(3)
Effect of actual variances from expected experience (2)	–	(38)	–	(45)
Adjusted balance as of beginning-of-year	–	5,594	–	6,188
Issuances	–	282	–	361
Interest accrual	–	233	–	245
Net premiums collected	–	(728)	–	(766)
Flooring impact of LFPB	–	(3)	–	–
Ending balance at original discount rate	–	5,378	–	6,028
Effect of cumulative changes in discount rate assumptions	–	(92)	–	(277)
Balance as of end-of-year	$–	$5,286	$–	$5,751

Present Value of Expected Future Policy Benefits
Balance as of beginning-of-year	$2,008	$9,255	$2,084	$9,637
Less: Effect of cumulative changes in discount
rate assumptions	(251)	(446)	(187)	(202)
Beginning balance at original discount rate (3)	2,259	9,701	2,271	9,839
Effect of changes in cash flow assumptions (1)	(8)	(557)	–	(105)
Effect of actual variances from expected experience (2)	(13)	(31)	3	(68)
Adjusted balance as of beginning-of-year	2,238	9,113	2,274	9,666
Issuances	98	282	102	361
Interest accrual	88	368	87	380
Benefit payments	(206)	(802)	(204)	(706)
Ending balance at original discount rate (3)	2,218	8,961	2,259	9,701
Effect of cumulative changes in discount rate assumptions	(182)	(154)	(251)	(446)
Balance as of end-of-year	$2,036	$8,807	$2,008	$9,255

Net balance as of end-of-year	$2,036	$3,521	$2,008	$3,504
Less: Reinsurance recoverables	1,451	179	1,488	217
Net balance as of end-of-year, net of reinsurance	$585	$3,342	$520	$3,287

Weighted-average duration of future policyholder
benefit liability (years)	8	9	9	9
(1) The cash flow assumption impact to the liability is calculated as the present value of expected future policy benefits less the present value of expected net premiums. For the years ended December 31, 2025 and 2024, the Traditional Life net effect of changes in cash flow assumptions gross of reinsurance reduced the liability by $161 million and $102 million, respectively, primarily associated with favorable updates to mortality assumptions. See “Effect of Annual Assumption Review” below for more information.
(2) For the year ended December 31, 2025, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality and policyholder behavior, which unfavorably impacted the liability by $22 million and $16 million, respectively; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to policyholder behavior and mortality, which favorably impacted the liability by $17 million and $14 million, respectively. For the year ended December 31, 2024, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality, which unfavorably impacted the liability by $60 million, which was partially offset by $15 million primarily related to policyholder behavior; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to mortality, which favorably impacted the liability by $96 million, which was partially offset by $28 million primarily related to policyholder behavior. For the years ended December 31, 2025 and 2024, Payout Annuities did not have any significantly different actual experience compared to expected.
(3) Includes deferred profit liability within Payout Annuities of $92 million, $62 million and $56 million as of December 31, 2025, 2024 and 2023, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality and policyholder behavior assumptions.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,271	2,036	3,427	2,008
Traditional Life
Expected future gross premiums	12,735	8,869	13,498	9,075
Expected future benefit payments	12,655	8,807	13,857	9,255

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Payout Annuities
Gross premiums	$99	$108	$116
Interest accretion	88	87	86
Traditional Life
Gross premiums	1,184	1,189	1,183
Interest accretion	135	135	128

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Payout Annuities
Interest accretion rate	4.0%	4.0%
Current discount rate	5.1%	5.4%
Traditional Life
Interest accretion rate	4.9%	4.9%
Current discount rate	4.7%	5.1%

Liability for Future Claims

The liability for future claims represents reserves associated with our group long-term disability and life waiver products. The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$5,628	$5,689
Less: Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Beginning balance at original discount rate	6,178	6,179
Effect of changes in cash flow assumptions	(66)	(2)
Effect of actual variances from expected
experience (1)	(242)	(345)
Adjusted beginning-of-year balance	5,870	5,832
New incidence	1,574	1,641
Interest	195	181
Benefit payments	(1,440)	(1,476)
Ending balance at original discount rate	6,199	6,178
Effect of cumulative changes in discount
rate assumptions	(363)	(550)
Balance as of end-of-year	5,836	5,628
Less: Reinsurance recoverables	3,975	3,771
Balance as of end-of-year, net of reinsurance	$1,861	$1,857

Weighted-average duration of liability for future
claims (years)	5	5

(1) Generally, the experience exhibited for the Group Protection business relates to morbidity and, to a lesser extent, mortality. Group Protection long-duration products have limited exposure to lapse risk, as the liabilities for future claims are limited to those associated with claim reserves. For the years ended December 31, 2025 and 2024, morbidity comprised substantially all of the favorable effect of actual variances from expected experience, as our claims experience was more favorable than assumed.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to the claim termination rate assumption, partially offset by updates to social security and incurred assumptions.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,506	$5,836	$7,368	$5,628

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Group Protection
Gross premiums	$3,719	$3,563	$3,549
Interest accretion	195	181	159

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Group Protection
Interest accretion rate	3.6%	3.3%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

Additional liabilities for other insurance benefits represent reserves associated with our UL and VUL contracts with secondary guarantees, including MoneyGuard®. The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$16,663	$15,752
Less: Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of changes in cash flow assumptions	120	207
Effect of actual variances from expected
experience (1)(2)	190	288
Adjusted beginning-of-year balance	18,488	17,100
Interest accrual	923	841
Net assessments collected	1,348	1,288
Benefit payments	(1,076)	(1,051)
Balance as of end-of-year, excluding
shadow balance in AOCI	19,683	18,178
Effect of cumulative changes in shadow
balance in AOCI	(1,086)	(1,515)
Balance as of end-of-year	18,597	16,663
Less: Reinsurance recoverables	11,789	10,748
Balance as of end-of-year, net of reinsurance	$6,808	$5,915

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	16

(1) For the years ended December 31, 2025 and 2024, the actual to expected reserve impact was attributable primarily to mortality, which unfavorably impacted the liability by $201 million and $273 million, respectively.
(2) For the years ended December 31, 2025 and 2024, the effect of actual variances from expected experience, net of reinsurance, was $93 million and $157 million, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder behavior assumptions, partially offset by updates to the morbidity assumption.

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
UL and Other
Gross assessments	$3,159	$3,093	$1,221
Interest accretion	923	841	765

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
UL and Other
Interest accretion rate	5.5%	5.4%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2025	2024
Short-Term Debt
Short-term debt (1)	$–	$24
Total short-term debt	$–	$24

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (2)(3)	$750	$750
6.56% surplus note, due 2028 (2)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (2)(4)	–	71
SOFR + 226 bps surplus note, due 2028 (5)	–	522
SOFR + 200 bps surplus note, due 2035 (2)(6)	30	30
SOFR + 155 bps surplus note, due 2037 (2)(6)	25	25
4.20% surplus note, due 2037 (2)(6)	50	50
SOFR + 100 bps surplus note, due 2037 (2)(4)	–	154
4.225% surplus note, due 2037 (2)(6)	28	28
4.00% surplus note, due 2037 (2)(6)	30	30
4.50% surplus note, due 2038 (2)(6)	13	13
Total long-term debt	$1,426	$2,173

(1)    The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(2)    Surplus note issued to LNC.
(3)    Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4)    In October 2025, we executed the right to repay the surplus notes due 2028 and 2037 in whole totaling $71 million and $154 million, respectively, to LNC due to the restructuring of certain captive reinsurance subsidiaries. See Note 19 for additional information.
(5)    In October 2025, the surplus note was canceled due to the restructuring of certain captive reinsurance subsidiaries. See Notes 19 and 24 for additional information.
(6)    Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Future principal payments due on long-term debt (in millions) as of December 31, 2025, were as follows:

2026	$–
2027	–
2028	1,250
2029	–
2030	–
Thereafter	176
Total	$1,426

Credit Facility

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business. As of December 31, 2025, we had $3 million of LOCs issued and no amount was drawn on the issued LOCs.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2025, LNC was in compliance with all such covenants.

LOCs

On October 1, 2025, LNC terminated its LOC facility agreements set to expire in 2031 as a result of restructuring certain captive reinsurance subsidiaries effective October 1, 2025. See Note 19 for additional information.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$56,426	$7,297	$63,723
U.S. government bonds	848	19	–	867
State and municipal bonds	–	1,965	–	1,965
Foreign government bonds	–	223	–	223
RMBS	–	1,965	–	1,965
CMBS	–	2,338	85	2,423
ABS	–	12,594	3,584	16,178
Hybrid and redeemable preferred securities	31	128	83	242
Trading securities	–	1,331	329	1,660
Equity securities (1)	233	234	28	495
Mortgage loans on real estate	–	–	199	199
Derivative investments (2)	–	16,001	28	16,029
Other investments – short-term investments	–	193	1	194
MRB assets	–	–	4,753	4,753
Other assets:
Ceded MRBs	–	–	19	19
Indexed annuity ceded embedded derivatives	–	–	2,482	2,482
LPR ceded derivative	–	–	202	202
Separate account assets	383	179,709	–	180,092
Total assets	$1,495	$273,126	$19,090	$293,711

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(15,115)	$(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	358	(156)	202
MRB liabilities	–	–	(1,118)	(1,118)
Other liabilities:
Ceded MRBs	–	–	(2,884)	(2,884)
Derivative liabilities (2)	–	(6,008)	(136)	(6,144)
Total liabilities	$–	$(5,650)	$(19,409)	$(25,059)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,945	$6,888	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,702	1	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,677	2,092	13,769
Hybrid and redeemable preferred securities	47	131	63	241
Trading securities	–	1,746	259	2,005
Equity securities	28	232	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (2)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$836	$256,553	$16,637	$274,026

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (2)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

(1) Total investments included in the fair value hierarchy exclude certain closed-end funds that are measured at estimated fair value using the NAV per share (or its equivalent) practical expedient. The estimated fair value of such investments was $134 million as of December 31, 2025.
(2) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2025
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,888	$(63)	$19	$(238)	$691	$7,297
RMBS	1	–	1	67	(69)	–
CMBS	8	–	–	84	(7)	85
ABS	2,092	(29)	55	1,651	(185)	3,584
Hybrid and redeemable preferred
securities	63	–	1	19	–	83
Trading securities	259	7	–	35	28	329
Equity securities	34	(9)	–	1	2	28
Mortgage loans on real estate	232	(3)	4	(34)	–	199
Other investments – short-term investments	23	–	–	(22)	–	1
Other assets:
Ceded MRBs (3)	14	5	–	–	–	19
Indexed annuity ceded embedded
derivatives (4)	1,970	222	–	290	–	2,482
LPR ceded derivative (5)	190	12	–	–	–	202
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(12,449)	(2,237)	–	(429)	–	(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	(59)	(97)	–	–	–	(156)
Other liabilities:
Ceded MRBs (3)	(2,763)	(121)	–	–	–	(2,884)
Derivative liabilities, net	(136)	24	–	4	–	(108)

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,350	$(3)	$2	$696	$(157)	$6,888
State and municipal bonds	5	–	–	–	(5)	–
RMBS	1	–	–	–	–	1
CMBS	8	–	–	19	(19)	8
ABS	1,476	2	23	980	(389)	2,092
Hybrid and redeemable preferred
securities	48	–	3	12	–	63
Trading securities	272	2	–	(18)	3	259
Equity securities	36	(3)	–	–	1	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments – short-term investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities, net	36	(124)	–	3	(51)	(136)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,017	$(2)	$11	$1,345	$(21)	$6,350
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	(5)	1
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(383)	1,476
Hybrid and redeemable preferred
securities	34	–	–	(2)	16	48
Trading securities	568	17	–	(313)	–	272
Equity securities	153	(19)	–	(98)	–	36
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments, net	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2025
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,675	$(1,404)	$(6)	$(473)	$(30)	$(238)
RMBS	67	–	–	–	–	67
CMBS	99	(15)	–	–	–	84
ABS	2,287	(128)	(10)	(383)	(115)	1,651
Hybrid and redeemable preferred
securities	21	(2)	–	–	–	19
Trading securities	171	(75)	(5)	(54)	(2)	35
Equity securities	14	(13)	–	–	–	1
Mortgage loans on real estate	2	(1)	(30)	(5)	–	(34)
Other investments – short-term investments	11	–	(16)	(17)	–	(22)
Other assets – indexed annuity ceded
embedded derivatives	130	–	–	160	–	290
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,541)	–	–	1,112	–	(429)
Derivative liabilities, net	4	–	–	–	–	4

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,646	$(371)	$(2)	$(576)	$(1)	$696
CMBS	19	–	–	–	–	19
ABS	1,438	(82)	–	(319)	(57)	980
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	1	–	(24)	–	(18)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments – short-term investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,030	$(269)	$(34)	$(371)	$(11)	$1,345
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments, net	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)

The following summarizes changes in unrealized gains (losses) included in net income (loss) related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Trading securities (1)	$2	$–	$8
Equity securities (1)	(5)	(1)	(16)
Mortgage loans on real estate (1)	(3)	–	(8)
Derivative investments, net (1)	(35)	(121)	1
MRBs, net (2)	197	904	1,071
Other assets – LPR ceded derivative (3)	13	(16)	(6)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(97)	(59)	–
Embedded derivatives – indexed annuity
and IUL contracts, net (1)	915	1,061	(20)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(14)	$(23)	$(6)
State and municipal bonds	–	–	3
ABS	60	(2)	9
Hybrid and redeemable preferred
securities	1	3	1
Mortgage loans on real estate	3	2	4

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2025
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$828	$(137)	$691
RMBS	–	(69)	(69)
CMBS	–	(7)	(7)
ABS	81	(266)	(185)
Trading securities	38	(10)	28
Equity securities	54	(52)	2

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$29	$(186)	$(157)
State and municipal bonds	–	(5)	(5)
CMBS	–	(19)	(19)
ABS	45	(434)	(389)
Trading securities	3	–	3
Equity securities	5	(4)	1
Other investments – short-term investments	10	–	10
Liabilities
Other liabilities – derivative liabilities	–	(51)	(51)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$158	$(179)	$(21)
RMBS	–	(5)	(5)
CMBS	12	–	12
ABS	8	(391)	(383)
Hybrid and redeemable preferred securities	16	–	16
Derivative investments	31	–	31

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2025, 2024 and 2023, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2025:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$673	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	6.2%	1.4%
ABS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.1%	–	1.1%	1.1%
CMBS	41	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.9%	1.8%
Hybrid and redeemable
preferred securities	40	Discounted cash flow	Liquidity/duration adjustment (2)	1.6%	–	1.9%	1.7%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,753	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other assets:
Ceded MRBs (11)	19
Indexed annuity
ceded embedded
derivatives	2,482	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	202	Discounted cash flow	Lapse (3)	0.1%	–	2.4%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.2%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(15,031)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,118)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other liabilities – ceded
MRBs (11)	(2,884)

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other assets:
Ceded MRBs (11)	14
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.4%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other liabilities – ceded
MRBs (11)	(2,763)

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.

(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.
(11) The fair value inputs for ceded MRBs are consistent with those used to value MRB assets and liabilities.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld by us and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with guaranteed death benefit (“GDB”) riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2025	2024
Fair value	$199	$232
Aggregate contractual principal	231	263

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$21,636	$21,636	$22,139
Other investments	–	542	5,887	6,429	6,429
Policy loans	–	2,617	–	2,617	2,617

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(36,693)	$(36,693)	$(43,774)
Policyholder account balances – funding agreements	–	(3,778)	–	(3,778)	(3,749)
Long-term debt	–	(1,476)	–	(1,476)	(1,426)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(31,132)	(31,132)	(31,132)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$19,523	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on internal quality rating, maturity and future income. The ratings for mortgages in good standing are based on occupancy, debt-service coverage, LTV, and forecasted tenancy. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 3 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also include FHLB stock, which is carried at cost and periodically evaluated for impairment based on ultimate recovery of par value, and the investments in COLI, which are recorded at cash surrender value and not required to be included in the table above. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policyholder Account Balances – Certain Investment Contracts and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances – Funding Agreements

The fair value of funding agreements issued under the FABN program is based on quoted market prices. The fair value of secured funding agreements issued under FABRs and funding agreements issued to FHLB is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of funding agreements are classified as Level 2 within the fair value hierarchy. For more information on funding agreements, see Note 11.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2025.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $105 million, $110 million and $114 million, for the years ended December 31, 2025, 2024 and 2023, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $50 million, $39 million and $22 million for the years ended December 31, 2025, 2024 and 2023, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2025	2024
Total liabilities (1)	$841	$769
Investments dedicated to fund liabilities (2)	287	258

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Stock options	$2	$5	$7
Performance shares	23	7	12
RSUs	51	49	40
Total	$76	$61	$59

Recognized tax benefit	$13	$10	$9

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers and registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2025.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2025, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2025, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the Glover provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski).

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.), filed on February 1, 2017; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees, in 2016 and 2017). We are vigorously defending these consolidated matters.

Other Litigation

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and

[The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On April 4, 2025, the Lincoln defendants filed a motion to dismiss. On December 3, 2025, the court granted the Lincoln defendants’ motion, dismissing the Lincoln defendants from the case without prejudice. On January 22, 2026, plaintiffs filed a consent motion to file a second amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Maria Laurino and Ricardo Miller v. The Valley Hospital and Lincoln National Corporation and The Lincoln National Life Insurance Company, et. al., No. 2:25-cv-15263, is a putative class action lawsuit filed on September 4, 2025 in the U.S. District Court for the District of New Jersey. Plaintiffs are participants in Valley Hospital Health System Partnership Plan (the “Plan”), which is the 401(k) defined contribution plan for The Valley Hospital and affiliated entities. Plaintiffs seek to represent all current and former participants and beneficiaries in the Plan since September 4, 2019. Lincoln offers a fixed annuity investment option to Plan participants through its group annuity contract with the Plan. Lincoln also provides recordkeeping and administration services to the Plan. Plaintiffs allege that The Valley Hospital defendants acted in breach of their fiduciary duty, including by maintaining the Plan’s investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior investment alternatives, and by participating in an alleged fiduciary breach by Lincoln. Plaintiffs allege that the Lincoln defendants were fiduciaries to the Plan and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants, including the disgorgement of profits, attorney’s fees and costs, pre-judgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On December 18, 2025, plaintiffs filed an amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax Assessment issued by the Township of Radnor (the “Township”) to LNL for additional business privilege tax for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. On July 16, 2025, the trial court entered judgment in favor of LNL. On August 15, 2025, the Township filed a notice of appeal in the Commonwealth Court of Pennsylvania.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $41 million and $59 million as of December 31, 2025 and 2024, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $83 million and $96 million as of December 31, 2025 and 2024, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2025 and 2024, nets to recoveries of $42 million and $37 million, respectively.

PHL Variable Insurance Company, a Connecticut-domiciled life insurer, and its subsidiaries Concord Re, Inc. and Palisado Re, Inc., (collectively, “PHL”) has been in a court-supervised rehabilitation proceeding since May 20, 2024. As reported to the Connecticut Superior Court on December 31, 2025, the Connecticut Insurance Commissioner, acting in the capacity of the rehabilitator for PHL, has determined that a rehabilitation plan is not feasible and that any resolution of PHL’s liabilities is expected to require a liquidation order with a finding of insolvency in order to trigger state guaranty association coverage. As of December 31, 2025, we have not recorded a liability specific to PHL because the amount and timing of any assessments are not reasonably estimable.

Commitments

Operating Leases

As of December 31, 2025 and 2024, we had operating lease ROU assets of $30 million and $49 million, respectively, and associated lease liabilities of $32 million and $49 million, respectively. The weighted-average discount rate was 3.8% and the weighted-average remaining lease term was three years and four years, respectively, as of December 31, 2025 and 2024. Operating lease expense for the years ended December 31, 2025, 2024 and 2023, was $30 million, $35 million and $41 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2025	2024	2023
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$32	$31	$41

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$1	$2	$–

Our future minimum lease payments (in millions) for operating leases as of December 31, 2025, were as follows:

2026	$15
2027	10
2028	8
2029	6
2030	1
Thereafter	–
Total future minimum lease payments	40
Less: Amount representing interest	8
Present value of minimum lease payments	$32

As of December 31, 2025, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2025 and 2024, we had $396 million and $511 million, respectively, of financing arrangements reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2025, were as follows:

2026	$229
2027	135
2028	26
2029	17
2030	12
Thereafter	10
Total future minimum lease payments	429
Less: Amount representing interest	33
Present value of minimum lease payments	$396

Vulnerability from Concentrations

As of December 31, 2025, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized holding gains (losses)	1,827	(1,294)	2,122
Change in foreign currency exchange rate adjustment	417	(219)	178
Change in future contract benefits and policyholder account balances, net of reinsurance	(814)	1,189	638
Income tax benefit (expense)	(303)	64	(650)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(58)	(173)	(3,425)
Income tax benefit (expense)	12	36	719
Balance as of end-of-year	$(2,482)	$(3,655)	$(3,532)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Unrealized holding gains (losses)	225	38	162
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	54	64	60
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$145	$1,069	$1,739
OCI before reclassification	(517)	(1,175)	(854)
Income tax benefit (expense)	111	251	184
Balance as of end-of-year	$(261)	$145	$1,069
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$795	$645	$790
OCI before reclassification	(261)	189	(187)
Income tax benefit (expense)	55	(39)	42
Balance as of end-of-year	$589	$795	$645
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(17)	$(16)	$(17)
OCI before reclassification	4	(1)	1
Income tax benefit (expense)	(1)	–	–
Balance as of end-of-year	$(14)	$(17)	$(16)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(71)	$(182)	$(4,014)	Realized gain (loss)
Associated change in future contract benefits	13	9	589	Benefits
Reclassification before income
tax benefit (expense)	(58)	(173)	(3,425)	Income (loss) before taxes
Income tax benefit (expense)	12	36	719	Federal income tax expense (benefit)
Reclassification, net of income tax	$(46)	$(137)	$(2,706)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$–	$(3)	$(1)	Net investment income
Foreign currency contracts	57	59	54	Net investment income
Foreign currency contracts	(3)	8	7	Realized gain (loss)
Reclassification before income
tax benefit (expense)	54	64	60	Income (loss) before taxes
Income tax benefit (expense)	(11)	(13)	(13)	Federal income tax expense (benefit)
Reclassification, net of income tax	$43	$51	$47	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial results for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are not necessarily indicative of current operating fundamentals or future performance, and, in most instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation.

Income (loss) from operations is GAAP net income (loss) excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in the consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	103	2,603	2,635	–	11	5,352
Interest credited	1,801	903	2	692	80	3,478
Commissions	1,291	326	501	115	5	2,238
General and administrative expenses	532	535	915	342	172	2,496
Interest and debt expense	–	–	–	–	146	146
Other (4)	(156)	330	136	16	3	329
Total operating expenses	3,571	4,697	4,189	1,165	417	14,039
Total federal income tax expense (benefit)	130	19	117	22	(49)	239
Total income (loss) from operations	867	200	439	150	(183)	1,473
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,175
Net life insurance product features, pre-tax						(80)
Credit loss-related adjustments, pre-tax						(134)
Investment gains (losses), pre-tax						(36)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						(452)
GLB rider fees ceded to LNBAR, pre-tax						(941)
Gains (losses) on other non-financial
assets, pre-tax (7)						(14)
Other items, pre-tax (8)(9)(10)(11)						(154)
Income tax benefit (expense) related to
the above pre-tax items						128
Total net income (loss)						$965

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; amortization of deferred loss on business sold through reinsurance; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: DAC capitalization and amortization; taxes, licenses and fees; other intangible amortization; amortization of deferred loss on business sold through reinsurance and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees; DAC capitalization and amortization and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.

(5)    Includes changes in MRBs of $218 million; income allocated to support the cost of hedging or future benefits of $687 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $270 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Represents impairment of long-lived assets.
(8)    Includes certain legal accruals of $(9) million and regulatory accruals of $2 million.
(9)    Includes severance expense related to initiatives to realign the workforce of $(25) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(54) million of transaction costs related to restructuring certain captive reinsurance subsidiaries, $(25) million related to the sale of the wealth management business and $(22) million related to Life Insurance segment persistency optimization.
(11)    Includes deferred compensation mark-to-market adjustment of $(21) million.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial
assets, pre-tax (7)						481
Other items, pre-tax (8)(9)(10)(11)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $929 million; income allocated to support the cost of hedging or future benefits of $676 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $480 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Relates to the sale of the wealth management business. .
(8)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(9)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives of $(29) million primarily related to the sale of the wealth management business.
(11)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).

(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include:
Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $1,129 million; income allocated to support the cost of hedging or future benefits of $746 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(235) million.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(30) million related to the fourth quarter 2023 reinsurance transaction and $(4) million related to the sale of the wealth management business.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Revenue adjustments from annuity and life
insurance product features	955	(101)	–	–	–	854
Credit loss-related adjustments	(26)	(17)	(3)	(18)	(70)	(134)
Investment gains (losses)	(3)	73	–	(4)	(102)	(36)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(231)	(120)	(77)	–	(24)	(452)
GLB rider fees ceded to LNBAR	(940)	–	–	(1)	–	(941)
Gains (losses) on other non-financial assets	–	–	–	–	(14)	(14)
Total revenues	$4,323	$4,751	$4,665	$1,314	$(25)	$15,028

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Net Investment Income
Annuities	$2,048	$1,820	$1,744
Life Insurance	2,062	1,870	2,533
Group Protection	361	337	336
Retirement Plan Services	1,012	986	999
Other Operations	142	94	121
Total net investment income	$5,625	$5,107	$5,733

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities: (1)
Gross gains	$31	$21	$627
Gross losses	(102)	(203)	(428)
Credit loss benefit (expense) (2)	(89)	(42)	(21)
Intent to sell impairments	–	–	(4,213)
Realized gain (loss) on equity securities (3)	(1)	18	(6)
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(37)	(88)	(16)
Credit loss benefit (expense) on reinsurance-related assets (4)(5)	(5)	(20)	(35)
Realized gain (loss) on the mark-to-market on certain
instruments (6)(7)	(615)	(224)	(509)
Indexed product derivative results (8)	125	404	(232)
GLB rider fees ceded to LNBAR and attributed fees	(140)	(132)	(112)
Realized gain (loss) on other non-financial assets (9)	(14)	481	–
Other realized gain (loss)	101	61	11
Total realized gain (loss)	$(746)	$276	$(4,934)

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $11 million, $21 million and $8 million for the years ended December 31, 2025, 2024 and 2023, respectively.
(4) Includes changes in the allowance for credit losses pertaining to reinsurance recoverables and deposit assets.
(5) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(6) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(7) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(2) million, $7 million and $(11) million for the years ended December 31, 2025, 2024 and 2023, respectively.
(8) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(9) For the year ended December 31, 2025, represents impairment of long-lived assets. For the year ended December 31, 2024, relates to the sale of the wealth management business (see Note 1 for additional information).

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Commissions	$2,238	$2,076	$2,082
General and administrative expenses	2,549	2,539	2,580
DAC and VOBA deferrals, net of amortization	(231)	(120)	(171)
Broker-dealer expenses	–	160	444
Taxes, licenses and fees	341	370	333
Expenses associated with reserve financing and LOCs	127	67	58
Specifically identifiable intangible asset and
other amortization	158	98	42
Transaction and integration costs related to
mergers, acquisitions and divestitures	25	29	34
Total	$5,207	$5,219	$5,402

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Current	$2	$(13)	$(255)
Deferred	101	465	(418)
Federal income tax expense (benefit)	$103	$452	$(673)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2025	Percent	2024	Percent	2023	Percent
Income (loss) before taxes	$1,068		$2,582		$(2,461)
Federal income tax expense (benefit) at
federal statutory rate	224	21%	542	21%	(517)	21%
Effect of:
Tax credits:
Foreign tax credits	(48)	(4%)	(36)	(1%)	(36)	1%
Other tax credits	(5)	0%	(3)	0%	(4)	0%
Nontaxable or nondeductible items:
Tax-preferred investment income (1)	(82)	(8%)	(32)	(1%)	(126)	5%
Share-based compensation expense	2	0%	3	0%	3	0%
Other nontaxable or nondeductible items	12	1%	12	0%	7	0%
Changes in unrecognized tax benefits	–	0%	(34)	(1%)	–	0%
Federal income tax expense (benefit)	$103	10%	$452	18%	$(673)	27%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2025	2024
Current	$168	$338
Deferred	(418)	(217)
Total federal income tax asset (liability)	$(250)	$121

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2025	2024
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,104	$1,486
Insurance liabilities and reinsurance-related balances	794	318
Compensation and benefit plans	211	197
Intangibles	14	17
Net unrealized loss on trading securities	17	30
Tax credits	206	141
Net operating losses	336	359
Capital losses	69	56
Deferred gain on reinsurance	348	375
Other	23	$–
Total deferred tax assets	$3,122	$2,979
Deferred Tax Liabilities
DAC and VOBA	$1,746	$1,774
Reinsurance-related embedded derivative assets	42	153
MRB-related activity	171	234
Investment activity	1,581	808
Other	–	227
Total deferred tax liabilities	$3,540	$3,196
Net deferred tax asset (liability)	$(418)	$(217)

As of December 31, 2025, we had $206 million of federal income tax credits, primarily related to foreign tax credits, that can be carried forward to 2030 through 2035. As of December 31, 2025, we had $1.6 billion of net operating losses to carry forward to future years. As of December 31, 2025, we had $329 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021, 2024 and 2025 and under the Tax Cuts and Jobs Act changes have an unlimited carryforward period. The capital losses arose in tax years 2023 and 2025 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2021. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2025	2024
Balance as of beginning-of-year	$36	$76
Decreases for prior year tax positions	(4)	(40)
Increases for prior year tax positions	–	–
Balance as of end-of-year	$32	$36

As of December 31, 2025 and 2024, $32 million and $31 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2026.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2025, 2024 and 2023, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2025 and 2024.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2025.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to LNC (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII. Effective October 1, 2025, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont V merged with and into Lincoln Reinsurance Company of Vermont IV.

	As of December 31,
	2025	2024
U.S. capital and surplus	$7,931	$7,306

	For the Years Ended December 31,
	2025	2024	2023
U.S. net gain (loss) from operations, after-tax	$(1,824)	$(3,192)	$(2,495)
U.S. net income (loss)	(181)	(2,283)	(2,924)
U.S. cash dividends to LNC	685	491	495

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory permitted practices allow accounting for fixed income assets that support certain variable annuities at book value. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2025 and 2024. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2025 and 2024. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2025	2024
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(9)	$(3)
Conservative valuation rate on certain annuities	1	1
Calculation of reserves using continuous CARVM	1	1
Conservative Reg 213 reserves on variable annuity and individual life contracts	18	20
State Permitted Practices
Derivative instruments and equity indexed reserves	$(260)	$(232)
Fixed income assets at book value	259	–
Assets in group fixed annuity contracts held at general account balances	170	304
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	$–	$1,722
LLC notes and variable value surplus notes	1,192	1,320
Excess of loss reinsurance agreements	2,601	541

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2025, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $800 million in 2026 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow information (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Net cash paid (received) for:
Interest	$150	$197	$187
Income taxes	22	(352)	(110)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(6)	(9,041)	(49)
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	–	(929)	–
Non-cash dividend to LNC for settlement of an inter-company
tax receivable	(207)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	(833)	792	(20,264)
Transition of FHLB lending program to FHLB funding agreements	1,465	–	–

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Assets with affiliates:
Inter-company notes	$365	$905	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(318)	(251)	acquired and deferred sales inducements
Accrued inter-company interest receivable	5	6	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,847	20,468	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	9,642	7,896	credit losses
Ceded reinsurance contracts	449	415	Other assets
Cash management agreement	1,859	1,798	Other assets
Service agreement receivable	1	1	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	15	Future contract benefits
Assumed reinsurance contracts	332	344	Policyholder account balances
Cash management agreement	–	24	Short-term debt
Inter-company long-term debt	1,426	2,173	Long-term debt
Ceded reinsurance contracts	21,745	19,143	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,477	2,547	Other liabilities
Accrued inter-company interest payable	2	5	Other liabilities
Service agreement payable	54	59	Other liabilities
Assumed/ceded reinsurance contracts	4,043	4,226	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	931	1,267	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Revenues with affiliates:
Premiums and fees received on assumed (paid on
ceded) reinsurance contracts	$(2,263)	$(5,427)	$(498)	Insurance premiums and fee income
Fees for management of general account	(85)	(97)	(156)	Net investment income
Net investment income on ceded funds
withheld treaties	(242)	(260)	(238)	Net investment income
Net investment income on inter-company notes	44	63	65	Net investment income
Cash management agreement activity	69	59	11	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	9	305	1,717	Realized gain (loss)
Other gains (losses)	(341)	289	(9)	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	183	167	17	Other revenues
Other revenues	(714)	(475)	(171)	Other revenues

Benefits and expenses with affiliates:
(Recoveries) benefits on ceded reinsurance
contracts	(2,580)	(5,844)	(507)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(222)	(229)	12	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	149	1,740	1,129	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	92	209	–	(gain) loss
Ceded reinsurance contracts	(159)	(76)	(13)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	15	5	–	Commissions and other expenses
Service agreement payments (receipts)	(6)	(7)	(17)	Commissions and other expenses
Interest expense on inter-company debt	118	146	148	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2025. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2025, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain group protection and fixed annuity products as well as the flow of new level term life insurance policies to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with either a reciprocal jurisdiction reinsurer or unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facility, which allows for borrowing or issuances of LOCs.

Tax Sharing Agreement

We participate in a tax sharing agreement with LNC, as described in Note 1. As of December 31, 2025 and 2024, we had a receivable due from LNC of $62 million and $14 million, respectively, for federal income taxes under the tax sharing agreement, which is included in other assets on the Consolidated Balance Sheets.

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities
December 31, 2025

Subaccount	Investments ($)	Total Assets ($)	Contract Redemptions Due To The Lincoln National Life Insurance Company ($)	Net Assets ($)

AB VPS Discovery Value Portfolio - Class A	1,191,596	1,191,596	—	1,191,596
AB VPS Discovery Value Portfolio - Class B	181,820,145	181,820,145	2,491	181,817,654
AB VPS Large Cap Growth Portfolio - Class B	9,524,923	9,524,923	—	9,524,923
AB VPS Sustainable Global Thematic Portfolio - Class B	25,985,190	25,985,190	27,386	25,957,804
ALPS Global Opportunity Portfolio - Class I	496,214	496,214	—	496,214
ALPS Global Opportunity Portfolio - Class III	9,061,569	9,061,569	—	9,061,569
ALPS/Alerian Energy Infrastructure Portfolio - Class I	2,053,218	2,053,218	—	2,053,218
ALPS/Alerian Energy Infrastructure Portfolio - Class III	24,332,623	24,332,623	—	24,332,623
American Funds® IS American Funds Global Balanced Fund - Class 1	204,469	204,469	—	204,469
American Funds® IS American Funds Global Balanced Fund - Class 1A	4,232,799	4,232,799	—	4,232,799
American Funds® IS American Funds Mortgage Fund - Class 1	337,686	337,686	—	337,686
American Funds® IS American Funds Mortgage Fund - Class 1A	3,304,776	3,304,776	—	3,304,776
American Funds® IS American Funds Mortgage Fund - Class 4	9,018,810	9,018,810	—	9,018,810
American Funds® IS American High-Income Trust - Class 1	2,089,079	2,089,079	—	2,089,079
American Funds® IS American High-Income Trust - Class 1A	2,351,529	2,351,529	—	2,351,529
American Funds® IS Asset Allocation Fund - Class 1	30,219,969	30,219,969	—	30,219,969
American Funds® IS Asset Allocation Fund - Class 1A	55,620,574	55,620,574	—	55,620,574
American Funds® IS Asset Allocation Fund - Class 4	363,794,054	363,794,054	—	363,794,054
American Funds® IS Capital Income Builder - Class 1	1,482,554	1,482,554	—	1,482,554
American Funds® IS Capital Income Builder - Class 1A	14,018,328	14,018,328	—	14,018,328
American Funds® IS Capital Income Builder - Class 4	95,909,545	95,909,545	—	95,909,545
American Funds® IS Capital World Bond Fund - Class 1	2,477,109	2,477,109	—	2,477,109
American Funds® IS Capital World Bond Fund - Class 1A	1,327,205	1,327,205	—	1,327,205
American Funds® IS Capital World Growth and Income Fund - Class 1	1,875,450	1,875,450	—	1,875,450
American Funds® IS Capital World Growth and Income Fund - Class 1A	9,280,374	9,280,374	—	9,280,374
American Funds® IS Global Growth Fund - Class 1	2,034,854	2,034,854	—	2,034,854
American Funds® IS Global Growth Fund - Class 1A	26,848,070	26,848,070	—	26,848,070
American Funds® IS Global Growth Fund - Class 2	237,075,489	237,075,489	3,479	237,072,010
American Funds® IS Global Growth Fund - Class 4	163,352,764	163,352,764	—	163,352,764
American Funds® IS Global Small Capitalization Fund - Class 1	1,318,591	1,318,591	—	1,318,591
American Funds® IS Global Small Capitalization Fund - Class 1A	5,963,123	5,963,123	—	5,963,123
American Funds® IS Global Small Capitalization Fund - Class 2	242,618,788	242,618,788	1,729	242,617,059
American Funds® IS Global Small Capitalization Fund - Class 4	82,839,931	82,839,931	—	82,839,931
American Funds® IS Growth Fund - Class 1	8,256,554	8,256,554	—	8,256,554
American Funds® IS Growth Fund - Class 1A	85,544,832	85,544,832	—	85,544,832
American Funds® IS Growth Fund - Class 2	1,440,188,482	1,440,188,482	64,078	1,440,124,404
American Funds® IS Growth Fund - Class 4	970,443,045	970,443,045	—	970,443,045
American Funds® IS Growth-Income Fund - Class 1	2,714,976	2,714,976	—	2,714,976
American Funds® IS Growth-Income Fund - Class 1A	54,060,962	54,060,962	—	54,060,962
American Funds® IS Growth-Income Fund - Class 2	1,545,304,873	1,545,304,873	46,255	1,545,258,618
American Funds® IS Growth-Income Fund - Class 4	560,774,792	560,774,792	—	560,774,792
American Funds® IS International Fund - Class 1	3,088,705	3,088,705	—	3,088,705
American Funds® IS International Fund - Class 1A	16,463,311	16,463,311	—	16,463,311
American Funds® IS International Fund - Class 2	404,903,233	404,903,233	8,562	404,894,671
American Funds® IS International Fund - Class 4	89,650,419	89,650,419	—	89,650,419
American Funds® IS International Growth and Income Fund - Class 1	776,472	776,472	—	776,472
American Funds® IS International Growth and Income Fund - Class 1A	4,214,994	4,214,994	—	4,214,994
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	8,393,256	8,393,256	—	8,393,256
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	105,116,632	105,116,632	—	105,116,632
American Funds® IS Managed Risk Growth Fund - Class P1	5,286,452	5,286,452	—	5,286,452
American Funds® IS Managed Risk Growth-Income Fund - Class P1	1,698,352	1,698,352	—	1,698,352
American Funds® IS Managed Risk International Fund - Class P1	1,913,944	1,913,944	—	1,913,944
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	2,631,143	2,631,143	—	2,631,143
American Funds® IS New World Fund - Class 1	3,062,977	3,062,977	—	3,062,977
American Funds® IS New World Fund - Class 1A	12,861,192	12,861,192	—	12,861,192
American Funds® IS New World Fund - Class 4	62,834,777	62,834,777	—	62,834,777
American Funds® IS The Bond Fund of America - Class 1	6,028,625	6,028,625	—	6,028,625
American Funds® IS The Bond Fund of America - Class 1A	22,564,345	22,564,345	—	22,564,345
American Funds® IS U.S. Government Securities Fund - Class 1	235,268	235,268	—	235,268
American Funds® IS U.S. Government Securities Fund - Class 1A	6,185,945	6,185,945	—	6,185,945
American Funds® IS Washington Mutual Investors Fund - Class 1	2,529,777	2,529,777	—	2,529,777
American Funds® IS Washington Mutual Investors Fund - Class 1A	33,688,415	33,688,415	—	33,688,415
American Funds® IS Washington Mutual Investors Fund - Class 4	216,327,421	216,327,421	—	216,327,421
ClearBridge Variable Growth Portfolio - Class I	1,310,506	1,310,506	—	1,310,506
ClearBridge Variable Growth Portfolio - Class II	20,736,396	20,736,396	—	20,736,396
ClearBridge Variable Large Cap Growth Portfolio - Class I	10,014,334	10,014,334	—	10,014,334
ClearBridge Variable Large Cap Growth Portfolio - Class II	345,507,128	345,507,128	—	345,507,128
ClearBridge Variable Mid Cap Portfolio - Class I	1,502,209	1,502,209	—	1,502,209
ClearBridge Variable Mid Cap Portfolio - Class II	55,717,437	55,717,437	—	55,717,437
Columbia VP Commodity Strategy Fund - Class 1	1,556,438	1,556,438	—	1,556,438
Columbia VP Commodity Strategy Fund - Class 2	7,729,283	7,729,283	—	7,729,283
Columbia VP Emerging Markets Bond Fund - Class 1	1,263,673	1,263,673	—	1,263,673
Columbia VP Emerging Markets Bond Fund - Class 2	5,182,777	5,182,777	—	5,182,777
Columbia VP Strategic Income Fund - Class 1	3,908,167	3,908,167	—	3,908,167
Columbia VP Strategic Income Fund - Class 2	25,164,741	25,164,741	—	25,164,741
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,843,895	1,843,895	—	1,843,895
DWS Alternative Asset Allocation VIP Portfolio - Class B	34,041,625	34,041,625	15,976	34,025,649
DWS Equity 500 Index VIP Portfolio - Class A	7,377,512	7,377,512	—	7,377,512
DWS Small Cap Index VIP Portfolio - Class A	1,991,234	1,991,234	—	1,991,234
Eaton Vance VT Floating-Rate Income Fund - ADV Class	3,029,913	3,029,913	—	3,029,913
Eaton Vance VT Floating-Rate Income Fund - Initial Class	35,358,509	35,358,509	—	35,358,509
Fidelity® VIP Balanced Portfolio - Initial Class	19,890,282	19,890,282	—	19,890,282
Fidelity® VIP Balanced Portfolio - Service Class 2	763,151,493	763,151,493	10,724	763,140,769
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	4,692	4,692	—	4,692
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	1,802,586	1,802,586	—	1,802,586
Fidelity® VIP Consumer Staples Portfolio - Initial Class	80,150	80,150	—	80,150
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	1,149,993	1,149,993	—	1,149,993
Fidelity® VIP Contrafund® Portfolio - Initial Class	14,570,499	14,570,499	—	14,570,499
Fidelity® VIP Contrafund® Portfolio - Service Class	354,317	354,317	—	354,317
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,956,491,487	1,956,491,487	1,811	1,956,489,676
Fidelity® VIP Financials Portfolio - Initial Class	424,203	424,203	—	424,203
Fidelity® VIP Financials Portfolio - Service Class 2	4,131,774	4,131,774	—	4,131,774
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	403,255	403,255	—	403,255
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	27,124,420	27,124,420	—	27,124,420
Fidelity® VIP Growth Portfolio - Initial Class	22,767,710	22,767,710	—	22,767,710
Fidelity® VIP Growth Portfolio - Service Class 2	494,004,718	494,004,718	19,840	493,984,878
Fidelity® VIP Mid Cap Portfolio - Initial Class	12,065,343	12,065,343	—	12,065,343
Fidelity® VIP Mid Cap Portfolio - Service Class 2	732,328,965	732,328,965	—	732,328,965
Fidelity® VIP Strategic Income Portfolio - Initial Class	12,564,240	12,564,240	—	12,564,240
Fidelity® VIP Strategic Income Portfolio - Service Class 2	56,439,058	56,439,058	—	56,439,058
Fidelity® VIP Technology Portfolio - Initial Class	1,882,590	1,882,590	—	1,882,590
Fidelity® VIP Technology Portfolio - Service Class 2	28,501,975	28,501,975	—	28,501,975
First Trust Capital Strength Hedged Equity Portfolio - Class I	12,323,155	12,323,155	—	12,323,155
First Trust Capital Strength Portfolio - Class I	179,840,936	179,840,936	—	179,840,936
First Trust Dorsey Wright Tactical Core Portfolio - Class I	10,548,819	10,548,819	—	10,548,819
First Trust Growth Strength Portfolio - Class I	35,543,242	35,543,242	—	35,543,242
First Trust International Developed Capital Strength Portfolio - Class I	37,539,718	37,539,718	—	37,539,718
First Trust Multi Income Allocation Portfolio - Class I	14,640,181	14,640,181	—	14,640,181
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	176,764,713	176,764,713	—	176,764,713
Franklin Allocation VIP Fund - Class 1	249,156	249,156	—	249,156
Franklin Allocation VIP Fund - Class 4	34,916,203	34,916,203	—	34,916,203
Franklin Income VIP Fund - Class 1	1,554,734	1,554,734	—	1,554,734
Franklin Income VIP Fund - Class 2	315,235,487	315,235,487	10,562	315,224,925
Franklin Income VIP Fund - Class 4	210,223,738	210,223,738	—	210,223,738
Franklin Multi-Asset Variable Conservative Growth - Class I	116,901	116,901	—	116,901
Franklin Multi-Asset Variable Conservative Growth - Class II	20,804,502	20,804,502	—	20,804,502
Franklin Mutual Shares VIP Fund - Class 1	863,647	863,647	—	863,647
Franklin Mutual Shares VIP Fund - Class 2	426,937,302	426,937,302	25,540	426,911,762
Franklin Mutual Shares VIP Fund - Class 4	55,031,971	55,031,971	—	55,031,971
Franklin Rising Dividends VIP Fund - Class 1	4,155,244	4,155,244	—	4,155,244
Franklin Rising Dividends VIP Fund - Class 4	79,307,632	79,307,632	—	79,307,632
Franklin Small Cap Value VIP Fund - Class 1	2,672,793	2,672,793	—	2,672,793
Franklin Small Cap Value VIP Fund - Class 4	26,846,470	26,846,470	—	26,846,470
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,007,270	2,007,270	—	2,007,270
Franklin Small-Mid Cap Growth VIP Fund - Class 4	17,128,933	17,128,933	—	17,128,933
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	3,442,293	3,442,293	—	3,442,293
Goldman Sachs VIT Government Money Market Fund - Service Shares	18,179,726	18,179,726	—	18,179,726
Goldman Sachs VIT Large Cap Value Fund - Service Shares	105,187,000	105,187,000	—	105,187,000
Guggenheim VT Multi-Hedge Strategies	6,126,439	6,126,439	—	6,126,439
Hartford Capital Appreciation HLS Fund - Class IA	141,548	141,548	—	141,548
Hartford Capital Appreciation HLS Fund - Class IC	14,406,407	14,406,407	—	14,406,407
Invesco V.I. American Franchise Fund - Series I Shares	2,488,500	2,488,500	—	2,488,500
Invesco V.I. American Franchise Fund - Series II Shares	523,982	523,982	—	523,982
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	195,759	195,759	—	195,759
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	8,822,659	8,822,659	—	8,822,659
Invesco V.I. Comstock Fund - Series I Shares	3,297,590	3,297,590	—	3,297,590
Invesco V.I. Comstock Fund - Series II Shares	43,163,470	43,163,470	—	43,163,470
Invesco V.I. Core Equity Fund - Series I Shares	5,800,287	5,800,287	—	5,800,287
Invesco V.I. Core Equity Fund - Series II Shares	1,109,454	1,109,454	—	1,109,454
Invesco V.I. Diversified Dividend Fund - Series I Shares	3,006,682	3,006,682	—	3,006,682
Invesco V.I. Diversified Dividend Fund - Series II Shares	24,227,357	24,227,357	—	24,227,357
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	5,068,499	5,068,499	—	5,068,499
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	296,821,398	296,821,398	—	296,821,398
Invesco V.I. Equity and Income Fund - Series I Shares	1,234,255	1,234,255	—	1,234,255
Invesco V.I. Equity and Income Fund - Series II Shares	22,996,336	22,996,336	—	22,996,336
Invesco V.I. EQV International Equity Fund - Series I Shares	1,564,059	1,564,059	—	1,564,059
Invesco V.I. EQV International Equity Fund - Series II Shares	79,726,676	79,726,676	18,025	79,708,651
Invesco V.I. Global Fund - Series II Shares	5,467,362	5,467,362	—	5,467,362
Invesco V.I. International Growth Fund - Series I Shares	924,898	924,898	—	924,898
Invesco V.I. International Growth Fund - Series II Shares	14,784,289	14,784,289	—	14,784,289
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	3,460,849	3,460,849	—	3,460,849
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	40,935,965	40,935,965	—	40,935,965
Janus Henderson Balanced Portfolio - Service Shares	11,050,920	11,050,920	—	11,050,920
Janus Henderson Enterprise Portfolio - Service Shares	4,420,626	4,420,626	—	4,420,626
Janus Henderson Global Research Portfolio - Service Shares	720,510	720,510	—	720,510
Lincoln Hedged Nasdaq-100 Fund - Service Class	7,892,359	7,892,359	—	7,892,359
Lincoln Hedged Nasdaq-100 Fund - Standard Class	584,382	584,382	—	584,382
Lincoln Hedged S&P 500 Conservative Fund - Service Class	21,016,594	21,016,594	—	21,016,594
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	1,144,112	1,144,112	—	1,144,112
Lincoln Hedged S&P 500 Fund - Service Class	38,723,529	38,723,529	—	38,723,529
Lincoln Hedged S&P 500 Fund - Standard Class	581,047	581,047	—	581,047
Lincoln Opportunistic Hedged Equity Fund - Service Class	6,983,995	6,983,995	—	6,983,995
Lincoln Opportunistic Hedged Equity Fund - Standard Class	263,813	263,813	—	263,813
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	46,887,873	46,887,873	—	46,887,873
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	15,525,108	15,525,108	—	15,525,108
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	10,302,867	10,302,867	—	10,302,867
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	55,671,380	55,671,380	—	55,671,380
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	355,746,869	355,746,869	27,697	355,719,172
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	8,154,256	8,154,256	—	8,154,256
LVIP American Balanced Allocation Fund - Service Class	111,414,529	111,414,529	—	111,414,529
LVIP American Balanced Allocation Fund - Standard Class	19,101,761	19,101,761	—	19,101,761
LVIP American Century Balanced Fund - Service Class	147,378,012	147,378,012	—	147,378,012
LVIP American Century Balanced Fund - Standard Class II	736,059	736,059	—	736,059
LVIP American Century Capital Appreciation Fund - Service Class	24,431,849	24,431,849	—	24,431,849
LVIP American Century Capital Appreciation Fund - Standard Class II	402,220	402,220	—	402,220
LVIP American Century Disciplined Core Value Fund - Service Class	3,839,336	3,839,336	—	3,839,336
LVIP American Century Disciplined Core Value Fund - Standard Class II	75,409	75,409	—	75,409
LVIP American Century Inflation Protection Fund - Service Class	21,013,073	21,013,073	—	21,013,073
LVIP American Century Inflation Protection Fund - Standard Class II	475,038	475,038	—	475,038
LVIP American Century International Fund - Service Class	6,917,210	6,917,210	—	6,917,210
LVIP American Century International Fund - Standard Class II	383,916	383,916	—	383,916
LVIP American Century Large Company Value Fund - Service Class	123,311,433	123,311,433	—	123,311,433
LVIP American Century Large Company Value Fund - Standard Class II	7,438,664	7,438,664	—	7,438,664
LVIP American Century Mid Cap Value Fund - Service Class	10,016,445	10,016,445	—	10,016,445
LVIP American Century Mid Cap Value Fund - Standard Class II	429,321	429,321	—	429,321
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	420,387,943	420,387,943	—	420,387,943
LVIP American Century Ultra® Fund - Service Class	424,550,164	424,550,164	—	424,550,164
LVIP American Century Ultra® Fund - Standard Class	5,976,131	5,976,131	—	5,976,131
LVIP American Century Value Fund - Service Class	25,152,675	25,152,675	—	25,152,675
LVIP American Century Value Fund - Standard Class II	585,191	585,191	—	585,191
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	6,702,458	6,702,458	—	6,702,458
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	25,328,062	25,328,062	—	25,328,062
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	439,396	439,396	—	439,396
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	59,290,910	59,290,910	—	59,290,910
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	528,313	528,313	—	528,313
LVIP American Global Growth Fund - Service Class II	383,113,075	383,113,075	33,169	383,079,906
LVIP American Growth Allocation Fund - Service Class	92,384,417	92,384,417	—	92,384,417
LVIP American Growth Allocation Fund - Standard Class	11,719,132	11,719,132	—	11,719,132
LVIP American Growth Fund - Service Class II	2,931,933,512	2,931,933,512	—	2,931,933,512
LVIP American Growth-Income Fund - Service Class II	1,995,436,098	1,995,436,098	—	1,995,436,098
LVIP American Income Allocation Fund - Standard Class	62,157	62,157	—	62,157
LVIP American International Fund - Service Class II	296,855,353	296,855,353	18,407	296,836,946
LVIP American Preservation Fund - Service Class	30,311,245	30,311,245	—	30,311,245
LVIP American Preservation Fund - Standard Class	141,693	141,693	—	141,693
LVIP Baron Growth Opportunities Fund - Service Class	279,848,325	279,848,325	—	279,848,325
LVIP Baron Growth Opportunities Fund - Standard Class	1,676,271	1,676,271	—	1,676,271
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,584,011,054	1,584,011,054	—	1,584,011,054
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	603,066	603,066	—	603,066
LVIP BlackRock Equity Dividend Fund - Service Class	236,878,778	236,878,778	12,183	236,866,595
LVIP BlackRock Equity Dividend Fund - Standard Class	4,186,624	4,186,624	—	4,186,624
LVIP BlackRock Global Allocation Fund - Service Class	798,537,481	798,537,481	26,893	798,510,588
LVIP BlackRock Global Allocation Fund - Standard Class	8,518,211	8,518,211	—	8,518,211
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	564,737,633	564,737,633	17,088	564,720,545
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	52,071	52,071	—	52,071
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	359,248,338	359,248,338	—	359,248,338
LVIP BlackRock Inflation Protected Bond Fund - Service Class	709,858,618	709,858,618	5,778	709,852,840
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	12,782,992	12,782,992	—	12,782,992
LVIP BlackRock Real Estate Fund - Service Class	66,798,184	66,798,184	513	66,797,671
LVIP BlackRock Real Estate Fund - Standard Class	2,643,769	2,643,769	—	2,643,769
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	520,588,511	520,588,511	—	520,588,511
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	7,657	7,657	—	7,657
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,276,808,690	1,276,808,690	—	1,276,808,690
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,373,650	2,373,650	—	2,373,650
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	634,631,060	634,631,060	25,977	634,605,083
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	119,557	119,557	—	119,557
LVIP Channing Small Cap Value Fund - Service Class	15,438,043	15,438,043	—	15,438,043
LVIP Channing Small Cap Value Fund - Standard Class	1,868,092	1,868,092	—	1,868,092
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	393,922,473	393,922,473	—	393,922,473
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	86,734	86,734	—	86,734
LVIP Dimensional International Core Equity Fund - Service Class	214,747,389	214,747,389	—	214,747,389
LVIP Dimensional International Core Equity Fund - Standard Class	29,484,189	29,484,189	—	29,484,189
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	503,267,192	503,267,192	—	503,267,192
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,903,097	2,903,097	—	2,903,097
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	330,338,024	330,338,024	—	330,338,024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	36,930,113	36,930,113	—	36,930,113
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	227,916,379	227,916,379	—	227,916,379
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	30,880,969	30,880,969	—	30,880,969
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	770,019,853	770,019,853	—	770,019,853
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	5,889,154	5,889,154	—	5,889,154
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	484,007,324	484,007,324	32,938	483,974,386
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	86,964	86,964	—	86,964
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	1,680,804,441	1,680,804,441	17,326	1,680,787,115
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	13,045,959	13,045,959	—	13,045,959
LVIP Franklin Templeton Core Bond Fund - Service Class	4,457,292,532	4,457,292,532	11,324	4,457,281,208
LVIP Franklin Templeton Core Bond Fund - Standard Class	57,701,212	57,701,212	—	57,701,212
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	774,338,871	774,338,871	4,991	774,333,880
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	118,302,230	118,302,230	—	118,302,230
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	5,696,231	5,696,231	—	5,696,231
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	127,790,483	127,790,483	—	127,790,483
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	3,216,810	3,216,810	—	3,216,810
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	342,808,045	342,808,045	—	342,808,045
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	8,543,673	8,543,673	—	8,543,673
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	192,492,305	192,492,305	—	192,492,305
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	9,894,114	9,894,114	—	9,894,114
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	322,548,767	322,548,767	—	322,548,767
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	3,090,197	3,090,197	—	3,090,197
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	554,981,943	554,981,943	—	554,981,943
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,785,758	2,785,758	—	2,785,758
LVIP Global Growth Allocation Managed Risk Fund - Service Class	4,812,441,129	4,812,441,129	45,097	4,812,396,032
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	11,480,378	11,480,378	—	11,480,378
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	3,858,193,166	3,858,193,166	66,904	3,858,126,262
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,620,550	3,620,550	—	3,620,550
LVIP Government Money Market Fund - Service Class	1,107,108,688	1,107,108,688	—	1,107,108,688
LVIP Government Money Market Fund - Standard Class	50,251,113	50,251,113	—	50,251,113
LVIP JPMorgan Core Bond Fund - Service Class	726,669,797	726,669,797	—	726,669,797
LVIP JPMorgan Core Bond Fund - Standard Class	23,741,208	23,741,208	—	23,741,208
LVIP JPMorgan High Yield Fund - Service Class	204,277,962	204,277,962	—	204,277,962
LVIP JPMorgan High Yield Fund - Standard Class	8,497,755	8,497,755	—	8,497,755
LVIP JPMorgan Mid Cap Value Fund - Service Class	43,977,743	43,977,743	—	43,977,743
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,984,332	1,984,332	—	1,984,332
LVIP JPMorgan Retirement Income Fund - Service Class	22,206,024	22,206,024	—	22,206,024
LVIP JPMorgan Retirement Income Fund - Standard Class	1,422,191	1,422,191	—	1,422,191
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	416,712,188	416,712,188	—	416,712,188
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	162,488	162,488	—	162,488
LVIP JPMorgan Short Duration Bond Fund - Service Class	861,214,100	861,214,100	8,220	861,205,880
LVIP JPMorgan Short Duration Bond Fund - Standard Class	5,273,691	5,273,691	—	5,273,691
LVIP JPMorgan Small Cap Core Fund - Service Class	70,792,220	70,792,220	—	70,792,220
LVIP JPMorgan Small Cap Core Fund - Standard Class	2,267,542	2,267,542	—	2,267,542
LVIP JPMorgan U.S. Equity Fund - Service Class	187,211,755	187,211,755	—	187,211,755
LVIP JPMorgan U.S. Equity Fund - Standard Class	8,175,200	8,175,200	—	8,175,200
LVIP Loomis Sayles Global Growth Fund - Service Class	8,482,439	8,482,439	—	8,482,439
LVIP Loomis Sayles Global Growth Fund - Standard Class	827,778	827,778	—	827,778
LVIP MFS International Growth Fund - Service Class	333,210,053	333,210,053	—	333,210,053
LVIP MFS International Growth Fund - Standard Class	3,459,359	3,459,359	—	3,459,359
LVIP MFS Value Fund - Service Class	1,097,969,856	1,097,969,856	6,273	1,097,963,583
LVIP MFS Value Fund - Standard Class	8,315,322	8,315,322	—	8,315,322
LVIP Mondrian Global Income Fund - Service Class	335,674,064	335,674,064	3,029	335,671,035
LVIP Mondrian Global Income Fund - Standard Class	1,120,886	1,120,886	—	1,120,886
LVIP Mondrian International Value Fund - Service Class	261,563,469	261,563,469	11,258	261,552,211
LVIP Mondrian International Value Fund - Standard Class	10,481,217	10,481,217	—	10,481,217
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	82,177,304	82,177,304	—	82,177,304
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	7,333	7,333	—	7,333
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	529,236,955	529,236,955	—	529,236,955
LVIP Nomura Diversified Floating Rate Fund - Service Class	657,040,457	657,040,457	—	657,040,457
LVIP Nomura Diversified Floating Rate Fund - Standard Class	4,641,376	4,641,376	—	4,641,376
LVIP Nomura High Yield Fund - Service Class	74,456,875	74,456,875	8,662	74,448,213
LVIP Nomura High Yield Fund - Standard Class	2,859,724	2,859,724	—	2,859,724
LVIP Nomura Mid Cap Value Fund - Service Class	171,990,572	171,990,572	—	171,990,572
LVIP Nomura Mid Cap Value Fund - Standard Class	1,987,968	1,987,968	—	1,987,968
LVIP Nomura SMID Cap Core Fund - Service Class	183,069,818	183,069,818	—	183,069,818
LVIP Nomura SMID Cap Core Fund - Standard Class	6,253,403	6,253,403	—	6,253,403
LVIP Nomura Social Awareness Fund - Service Class	77,350,714	77,350,714	—	77,350,714
LVIP Nomura Social Awareness Fund - Standard Class	6,731,007	6,731,007	—	6,731,007
LVIP Nomura U.S. Growth Fund - Service Class	373,287,678	373,287,678	—	373,287,678
LVIP Nomura U.S. Growth Fund - Standard Class	687,680	687,680	—	687,680
LVIP Nomura U.S. REIT Fund - Service Class	89,307,325	89,307,325	—	89,307,325
LVIP Nomura U.S. REIT Fund - Standard Class	4,030,893	4,030,893	—	4,030,893
LVIP PIMCO Low Duration Bond Fund - Service Class	799,176,241	799,176,241	—	799,176,241
LVIP PIMCO Low Duration Bond Fund - Standard Class	16,743,310	16,743,310	—	16,743,310
LVIP SSGA Bond Index Fund - Service Class	822,509,241	822,509,241	1,585	822,507,656
LVIP SSGA Bond Index Fund - Standard Class	36,299,135	36,299,135	—	36,299,135
LVIP SSGA Conservative Index Allocation Fund - Service Class	74,766,634	74,766,634	—	74,766,634
LVIP SSGA Conservative Index Allocation Fund - Standard Class	5,848,622	5,848,622	—	5,848,622
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	21,304,255	21,304,255	—	21,304,255
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	5,943,273	5,943,273	—	5,943,273
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	495,161,451	495,161,451	819	495,160,632
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,924,228	2,924,228	—	2,924,228
LVIP SSGA International Index Fund - Service Class	323,340,066	323,340,066	—	323,340,066
LVIP SSGA International Index Fund - Standard Class	23,730,548	23,730,548	—	23,730,548
LVIP SSGA International Managed Volatility Fund - Service Class	228,826,674	228,826,674	—	228,826,674
LVIP SSGA International Managed Volatility Fund - Standard Class	52,797	52,797	—	52,797
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	812,602,952	812,602,952	—	812,602,952
LVIP SSGA Mid-Cap Index Fund - Service Class	252,006,150	252,006,150	—	252,006,150
LVIP SSGA Mid-Cap Index Fund - Standard Class	25,233,888	25,233,888	—	25,233,888
LVIP SSGA Moderate Index Allocation Fund - Service Class	269,643,161	269,643,161	—	269,643,161
LVIP SSGA Moderate Index Allocation Fund - Standard Class	5,710,377	5,710,377	—	5,710,377
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	251,777,921	251,777,921	—	251,777,921
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	7,357,776	7,357,776	—	7,357,776
LVIP SSGA Nasdaq-100 Index Fund - Service Class	59,237,365	59,237,365	—	59,237,365
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	5,635,313	5,635,313	—	5,635,313
LVIP SSGA S&P 500 Index Fund - Service Class	2,912,019,276	2,912,019,276	—	2,912,019,276
LVIP SSGA S&P 500 Index Fund - Standard Class	213,309,315	213,309,315	—	213,309,315
LVIP SSGA Short-Term Bond Index Fund - Service Class	264,453,172	264,453,172	—	264,453,172
LVIP SSGA Short-Term Bond Index Fund - Standard Class	17,373,340	17,373,340	—	17,373,340
LVIP SSGA Small-Cap Index Fund - Service Class	533,319,344	533,319,344	—	533,319,344
LVIP SSGA Small-Cap Index Fund - Standard Class	27,508,116	27,508,116	—	27,508,116
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	537,565,160	537,565,160	—	537,565,160
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	77,290	77,290	—	77,290
LVIP Structured Conservative Allocation Fund - Service Class	99,333,143	99,333,143	—	99,333,143
LVIP Structured Conservative Allocation Fund - Standard Class	1,525,570	1,525,570	—	1,525,570
LVIP Structured Moderate Allocation Fund - Service Class	490,616,664	490,616,664	3,996	490,612,668
LVIP Structured Moderate Allocation Fund - Standard Class	18,692,440	18,692,440	—	18,692,440
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	299,589,735	299,589,735	—	299,589,735
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	3,290,024	3,290,024	—	3,290,024
LVIP T. Rowe Price 2020 Fund - Service Class	6,072,953	6,072,953	—	6,072,953
LVIP T. Rowe Price 2030 Fund - Service Class	4,694,445	4,694,445	—	4,694,445
LVIP T. Rowe Price 2040 Fund - Service Class	4,386,379	4,386,379	—	4,386,379
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	416,946,823	416,946,823	13,555	416,933,268
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	4,697,020	4,697,020	—	4,697,020
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	225,519,207	225,519,207	—	225,519,207
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	1,417,753	1,417,753	—	1,417,753
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,800,763,871	1,800,763,871	10,556	1,800,753,315
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,290,582	3,290,582	—	3,290,582
LVIP Vanguard Bond Allocation Fund - Service Class	1,092,348,351	1,092,348,351	—	1,092,348,351
LVIP Vanguard Bond Allocation Fund - Standard Class	76,430,084	76,430,084	—	76,430,084
LVIP Vanguard Domestic Equity ETF Fund - Service Class	542,863,624	542,863,624	—	542,863,624
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	40,670,784	40,670,784	—	40,670,784
LVIP Vanguard International Equity ETF Fund - Service Class	366,253,690	366,253,690	—	366,253,690
LVIP Vanguard International Equity ETF Fund - Standard Class	36,850,957	36,850,957	—	36,850,957
LVIP Wellington SMID Cap Value Fund - Service Class	141,598,784	141,598,784	—	141,598,784
LVIP Wellington SMID Cap Value Fund - Standard Class	1,885,755	1,885,755	—	1,885,755
MFS® VIT Growth Series - Initial Class	5,793,196	5,793,196	—	5,793,196
MFS® VIT Growth Series - Service Class	298,896,685	298,896,685	—	298,896,685
MFS® VIT Total Return Series - Initial Class	5,115,382	5,115,382	—	5,115,382
MFS® VIT Total Return Series - Service Class	133,900,464	133,900,464	—	133,900,464
MFS® VIT Utilities Series - Initial Class	5,267,819	5,267,819	—	5,267,819
MFS® VIT Utilities Series - Service Class	138,275,872	138,275,872	1,406	138,274,466
MFS® VIT II Core Equity Portfolio - Service Class	1,106,168	1,106,168	—	1,106,168
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	3,081,558	3,081,558	—	3,081,558
MFS® VIT II International Intrinsic Value Portfolio - Service Class	41,283,502	41,283,502	—	41,283,502
Morgan Stanley VIF Growth Portfolio - Class II	2,238,247	2,238,247	—	2,238,247
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	13,408,480	13,408,480	—	13,408,480
Nomura VIP Asset Strategy Series - Service Class	7,911,780	7,911,780	—	7,911,780
Nomura VIP Asset Strategy Series - Standard Class	204,262	204,262	—	204,262
Nomura VIP Emerging Markets Series - Service Class	254,037,383	254,037,383	7,601	254,029,782
Nomura VIP Emerging Markets Series - Standard Class	2,774,397	2,774,397	—	2,774,397
Nomura VIP Energy Series - Service Class	10,566,131	10,566,131	—	10,566,131
Nomura VIP Energy Series - Standard Class	650,183	650,183	—	650,183
Nomura VIP High Income Series - Service Class	24,464,112	24,464,112	—	24,464,112
Nomura VIP High Income Series - Standard Class	5,093,860	5,093,860	—	5,093,860
Nomura VIP International Core Equity Series - Standard Class	64,142	64,142	—	64,142
Nomura VIP Mid Cap Growth Series - Service Class	23,206,967	23,206,967	—	23,206,967
Nomura VIP Mid Cap Growth Series - Standard Class	5,573,561	5,573,561	—	5,573,561
Nomura VIP Science and Technology Series - Service Class	60,072,524	60,072,524	—	60,072,524
Nomura VIP Science and Technology Series - Standard Class	3,408,798	3,408,798	—	3,408,798
Nomura VIP Small Cap Growth Series - Service Class	17,885,603	17,885,603	—	17,885,603
Nomura VIP Small Cap Growth Series - Standard Class	1,191,470	1,191,470	—	1,191,470
Nomura VIP Small Cap Value Series - Service Class	446,672,285	446,672,285	7,093	446,665,192
Nomura VIP Small Cap Value Series - Standard Class	5,823,539	5,823,539	—	5,823,539
PIMCO VIT All Asset Portfolio - Advisor Class	6,385,094	6,385,094	—	6,385,094
PIMCO VIT All Asset Portfolio - Institutional Class	1,136,643	1,136,643	—	1,136,643
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	7,686,136	7,686,136	—	7,686,136
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	47,815	47,815	—	47,815
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2,728,787	2,728,787	—	2,728,787
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	104,508	104,508	—	104,508
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,109,916	1,109,916	—	1,109,916
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	34,414	34,414	—	34,414
Putnam VT George Putnam Balanced Fund - Class IA	1,323,876	1,323,876	—	1,323,876
Putnam VT George Putnam Balanced Fund - Class IB	131,254,351	131,254,351	10,853	131,243,498
Putnam VT Global Health Care Fund - Class IA	1,398,132	1,398,132	—	1,398,132
Putnam VT Global Health Care Fund - Class IB	20,590,504	20,590,504	—	20,590,504
Putnam VT Income Fund - Class IA	829,562	829,562	—	829,562
Putnam VT Income Fund - Class IB	9,942,181	9,942,181	—	9,942,181
Putnam VT Large Cap Value Fund - Class IA	16,367,873	16,367,873	—	16,367,873
Putnam VT Large Cap Value Fund - Class IB	434,413,353	434,413,353	11,748	434,401,605
Putnam VT Sustainable Future Fund - Class IA	61,931	61,931	—	61,931
Putnam VT Sustainable Future Fund - Class IB	518,281	518,281	—	518,281
Putnam VT Sustainable Leaders Fund - Class IA	209,381	209,381	—	209,381
Putnam VT Sustainable Leaders Fund - Class IB	14,773,292	14,773,292	—	14,773,292
Templeton Foreign VIP Fund - Class 1	215,240	215,240	—	215,240
Templeton Foreign VIP Fund - Class 4	7,919,709	7,919,709	—	7,919,709
Templeton Global Bond VIP Fund - Class 1	2,789,408	2,789,408	—	2,789,408
Templeton Global Bond VIP Fund - Class 2	152,794,034	152,794,034	10,407	152,783,627
Templeton Global Bond VIP Fund - Class 4	16,546,804	16,546,804	—	16,546,804
Templeton Growth VIP Fund - Class 2	15,373,756	15,373,756	—	15,373,756
TOPS® Balanced ETF Portfolio - Service Class Shares	227,448	227,448	—	227,448
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	11,117,564	11,117,564	—	11,117,564
VanEck VIP Global Resources Fund - Class S Shares	7,451,278	7,451,278	—	7,451,278
VanEck VIP Global Resources Fund - Initial Class Shares	874,716	874,716	—	874,716
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	18,887,895	18,887,895	—	18,887,895
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	3,502,872	3,502,872	—	3,502,872
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations
Year Ended December 31, 2025

Subaccount	Dividends from Investment Income ($)	Mortality and Expense Guarantee Charges ($)	Net Investment Income (Loss) ($)	Net Realized Gain (Loss) on Investments ($)	Dividends from Net Realized Gain on Investments ($)	Total Net Realized Gain (Loss) on Investments ($)	Net Change in Unrealized Appreciation or Depreciation on Investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)

AB VPS Discovery Value Portfolio - Class A	9,848	(4,729)	5,119	(4,809)	127,420	122,611	(82,383)	45,347
AB VPS Discovery Value Portfolio - Class B	1,094,791	(2,575,032)	(1,480,241)	(1,058,632)	20,657,651	19,599,019	(15,630,622)	2,488,156
AB VPS Large Cap Growth Portfolio - Class B	—	(160,564)	(160,564)	761,995	966,939	1,728,934	(523,282)	1,045,088
AB VPS Sustainable Global Thematic Portfolio - Class B	—	(432,494)	(432,494)	213,147	3,545,893	3,759,040	(2,133,795)	1,192,751
ALPS Global Opportunity Portfolio - Class I	37,162	(2,560)	34,602	(22,766)	8,238	(14,528)	(71,086)	(51,012)
ALPS Global Opportunity Portfolio - Class III	574,218	(116,917)	457,301	148,721	136,212	284,933	(704,274)	37,960
ALPS/Alerian Energy Infrastructure Portfolio - Class I	99,271	(10,903)	88,368	733,696	235,165	968,861	(968,295)	88,934
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,099,972	(194,702)	905,270	1,841,575	2,807,623	4,649,198	(4,516,762)	1,037,706
American Funds® IS American Funds Global Balanced Fund - Class 1	3,136	(1,968)	1,168	25,430	7,221	32,651	6,287	40,106
American Funds® IS American Funds Global Balanced Fund - Class 1A	55,561	(19,036)	36,525	10,986	135,172	146,158	369,498	552,181
American Funds® IS American Funds Mortgage Fund - Class 1	15,868	(5,369)	10,499	(5,957)	—	(5,957)	20,268	24,810
American Funds® IS American Funds Mortgage Fund - Class 1A	135,910	(14,594)	121,316	(21,972)	—	(21,972)	137,321	236,665
American Funds® IS American Funds Mortgage Fund - Class 4	347,902	(86,588)	261,314	(115,506)	—	(115,506)	414,144	559,952
American Funds® IS American High-Income Trust - Class 1	133,902	(15,150)	118,752	(4,988)	—	(4,988)	35,316	149,080
American Funds® IS American High-Income Trust - Class 1A	160,283	(20,143)	140,140	35,222	—	35,222	28,031	203,393
American Funds® IS Asset Allocation Fund - Class 1	637,717	(154,701)	483,016	91,309	1,880,860	1,972,169	1,564,462	4,019,647
American Funds® IS Asset Allocation Fund - Class 1A	1,045,932	(229,413)	816,519	482,638	3,035,601	3,518,239	2,465,190	6,799,948
American Funds® IS Asset Allocation Fund - Class 4	6,126,658	(3,444,948)	2,681,710	3,197,460	22,281,012	25,478,472	15,153,570	43,313,752
American Funds® IS Capital Income Builder - Class 1	44,742	(6,224)	38,518	13,410	—	13,410	200,403	252,331
American Funds® IS Capital Income Builder - Class 1A	378,538	(61,445)	317,093	310,798	—	310,798	1,607,279	2,235,170
American Funds® IS Capital Income Builder - Class 4	2,364,459	(867,313)	1,497,146	2,410,400	—	2,410,400	10,300,084	14,207,630
American Funds® IS Capital World Bond Fund - Class 1	77,339	(21,251)	56,088	(50,512)	—	(50,512)	198,397	203,973
American Funds® IS Capital World Bond Fund - Class 1A	37,902	(7,613)	30,289	(43,564)	—	(43,564)	115,664	102,389
American Funds® IS Capital World Growth and Income Fund - Class 1	28,259	(13,301)	14,958	50,415	60,574	110,989	244,680	370,627
American Funds® IS Capital World Growth and Income Fund - Class 1A	121,819	(43,971)	77,848	92,497	291,172	383,669	1,298,378	1,759,895
American Funds® IS Global Growth Fund - Class 1	30,030	(11,476)	18,554	45,052	209,396	254,448	67,611	340,613
American Funds® IS Global Growth Fund - Class 1A	315,776	(111,519)	204,257	168,536	2,448,408	2,616,944	1,057,087	3,878,288
American Funds® IS Global Growth Fund - Class 2	3,124,005	(3,616,002)	(491,997)	9,500,682	28,979,431	38,480,113	3,912,984	41,901,100
American Funds® IS Global Growth Fund - Class 4	1,853,502	(1,515,204)	338,298	1,438,622	17,940,314	19,378,936	6,973,878	26,691,112
American Funds® IS Global Small Capitalization Fund - Class 1	6,561	(7,429)	(868)	(8,168)	26,099	17,931	152,553	169,616
American Funds® IS Global Small Capitalization Fund - Class 1A	19,048	(28,147)	(9,099)	(158,957)	117,205	(41,752)	788,464	737,613
American Funds® IS Global Small Capitalization Fund - Class 2	818,477	(3,085,512)	(2,267,035)	(4,145,290)	5,575,192	1,429,902	31,708,545	30,871,412
American Funds® IS Global Small Capitalization Fund - Class 4	156,394	(737,416)	(581,022)	(293,314)	698,089	404,775	8,664,696	8,488,449
American Funds® IS Growth Fund - Class 1	19,836	(59,317)	(39,481)	596,081	648,121	1,244,202	309,611	1,514,332
American Funds® IS Growth Fund - Class 1A	118,207	(381,628)	(263,421)	2,870,933	6,029,164	8,900,097	5,582,882	14,219,558
American Funds® IS Growth Fund - Class 2	2,221,121	(23,876,543)	(21,655,422)	118,616,067	113,507,189	232,123,256	30,748,297	241,216,131
American Funds® IS Growth Fund - Class 4	1,069,402	(8,861,161)	(7,791,759)	29,813,196	66,934,472	96,747,668	61,595,858	150,551,767
American Funds® IS Growth-Income Fund - Class 1	29,930	(21,405)	8,525	161,958	432,719	594,677	(185,947)	417,255
American Funds® IS Growth-Income Fund - Class 1A	465,158	(240,373)	224,785	852,021	7,640,982	8,493,003	(926,807)	7,790,981
American Funds® IS Growth-Income Fund - Class 2	13,655,196	(22,628,407)	(8,973,211)	84,853,252	260,004,930	344,858,182	(102,158,828)	233,726,143
American Funds® IS Growth-Income Fund - Class 4	3,737,284	(5,036,136)	(1,298,852)	8,744,792	79,354,207	88,098,999	(12,702,701)	74,097,446
American Funds® IS International Fund - Class 1	45,298	(20,566)	24,732	43,577	—	43,577	635,850	704,159
American Funds® IS International Fund - Class 1A	203,272	(66,563)	136,709	42,094	—	42,094	3,123,063	3,301,866
American Funds® IS International Fund - Class 2	5,015,929	(5,752,419)	(736,490)	8,396,569	—	8,396,569	80,500,500	88,160,579
American Funds® IS International Fund - Class 4	959,377	(741,115)	218,262	460,103	—	460,103	16,955,217	17,633,582
American Funds® IS International Growth and Income Fund - Class 1	19,620	(8,660)	10,960	(21,077)	—	(21,077)	237,443	227,326
American Funds® IS International Growth and Income Fund - Class 1A	96,736	(20,282)	76,454	47,506	—	47,506	845,063	969,023
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	232,923	(48,662)	184,261	10,791	483,345	494,136	192,125	870,522
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	2,813,027	(1,594,609)	1,218,418	860,990	6,945,521	7,806,511	1,414,087	10,439,016
American Funds® IS Managed Risk Growth Fund - Class P1	94,915	(29,848)	65,067	75,982	221,183	297,165	294,772	657,004
American Funds® IS Managed Risk Growth-Income Fund - Class P1	38,099	(8,897)	29,202	25,715	62,399	88,114	55,806	173,122
American Funds® IS Managed Risk International Fund - Class P1	27,631	(10,674)	16,957	(19,025)	—	(19,025)	258,599	256,531
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	53,138	(14,452)	38,686	22,315	—	22,315	190,583	251,584
American Funds® IS New World Fund - Class 1	38,906	(22,298)	16,608	176,442	126,264	302,706	438,593	757,907
American Funds® IS New World Fund - Class 1A	143,631	(55,093)	88,538	129,306	458,559	587,865	2,149,675	2,826,078
American Funds® IS New World Fund - Class 4	532,259	(561,962)	(29,703)	1,375,567	2,351,787	3,727,354	9,886,659	13,584,310
American Funds® IS The Bond Fund of America - Class 1	267,475	(52,023)	215,452	(156,510)	—	(156,510)	361,220	420,162
American Funds® IS The Bond Fund of America - Class 1A	923,960	(113,749)	810,211	(225,325)	—	(225,325)	645,475	1,230,361
American Funds® IS U.S. Government Securities Fund - Class 1	10,351	(2,041)	8,310	(2,065)	—	(2,065)	9,350	15,595
American Funds® IS U.S. Government Securities Fund - Class 1A	239,646	(35,425)	204,221	(150,637)	—	(150,637)	347,540	401,124
American Funds® IS Washington Mutual Investors Fund - Class 1	39,732	(21,803)	17,929	139,906	164,273	304,179	37,325	359,433
American Funds® IS Washington Mutual Investors Fund - Class 1A	451,084	(145,507)	305,577	551,033	2,066,333	2,617,366	1,909,936	4,832,879
American Funds® IS Washington Mutual Investors Fund - Class 4	2,507,335	(1,829,363)	677,972	3,026,539	12,515,655	15,542,194	10,720,019	26,940,185
ClearBridge Variable Growth Portfolio - Class I	—	(5,930)	(5,930)	(96,038)	194,133	98,095	63,672	155,837
ClearBridge Variable Growth Portfolio - Class II	—	(228,908)	(228,908)	(1,424,359)	3,297,287	1,872,928	549,177	2,193,197
ClearBridge Variable Large Cap Growth Portfolio - Class I	—	(51,267)	(51,267)	395,097	669,106	1,064,203	(236,053)	776,883
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	(4,773,716)	(4,773,716)	15,865,908	23,608,330	39,474,238	(11,544,897)	23,155,625
ClearBridge Variable Mid Cap Portfolio - Class I	4,252	(7,963)	(3,711)	16,751	101,486	118,237	(63,842)	50,684
ClearBridge Variable Mid Cap Portfolio - Class II	5,729	(726,071)	(720,342)	896,651	3,734,828	4,631,479	(2,219,529)	1,691,608
Columbia VP Commodity Strategy Fund - Class 1	114,422	(6,798)	107,624	(293,171)	—	(293,171)	448,312	262,765
Columbia VP Commodity Strategy Fund - Class 2	559,631	(71,657)	487,974	(407,669)	—	(407,669)	781,166	861,471
Columbia VP Emerging Markets Bond Fund - Class 1	60,301	(4,608)	55,693	(1,956)	—	(1,956)	80,733	134,470
Columbia VP Emerging Markets Bond Fund - Class 2	217,228	(32,184)	185,044	(34,372)	—	(34,372)	307,263	457,935
Columbia VP Strategic Income Fund - Class 1	163,803	(12,608)	151,195	(11,569)	—	(11,569)	77,812	217,438
Columbia VP Strategic Income Fund - Class 2	960,349	(198,419)	761,930	(92,899)	—	(92,899)	607,893	1,276,924
DWS Alternative Asset Allocation VIP Portfolio - Class A	67,336	(14,263)	53,073	(33,903)	—	(33,903)	176,320	195,490
DWS Alternative Asset Allocation VIP Portfolio - Class B	1,285,074	(548,519)	736,555	25,508	—	25,508	1,988,634	2,750,697
DWS Equity 500 Index VIP Portfolio - Class A	77,149	(116,697)	(39,548)	324,989	638,292	963,281	115,901	1,039,634
DWS Small Cap Index VIP Portfolio - Class A	25,884	(30,190)	(4,306)	(5,887)	110,539	104,652	94,147	194,493
Eaton Vance VT Floating-Rate Income Fund - ADV Class	236,173	(13,332)	222,841	(36,023)	—	(36,023)	(57,163)	129,655
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,330,781	(409,579)	1,921,202	(524,501)	—	(524,501)	(640,147)	756,554
Fidelity® VIP Balanced Portfolio - Initial Class	315,305	(72,388)	242,917	113,989	739,606	853,595	1,126,080	2,222,592
Fidelity® VIP Balanced Portfolio - Service Class 2	11,064,992	(9,168,436)	1,896,556	6,966,210	31,109,728	38,075,938	46,111,799	86,084,293
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	—	(11)	(11)	(545)	—	(545)	638	82
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	399	(15,402)	(15,003)	15,957	84,236	100,193	66,175	151,365
Fidelity® VIP Consumer Staples Portfolio - Initial Class	1,705	(397)	1,308	(6,593)	7,159	566	(5,767)	(3,893)
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	20,304	(8,853)	11,451	(28,133)	40,780	12,647	(65,511)	(41,413)
Fidelity® VIP Contrafund® Portfolio - Initial Class	18,935	(52,022)	(33,087)	504,893	2,121,848	2,626,741	(40,832)	2,552,822
Fidelity® VIP Contrafund® Portfolio - Service Class	168	(6,050)	(5,882)	2,399	50,180	52,579	16,306	63,003
Fidelity® VIP Contrafund® Portfolio - Service Class 2	—	(26,702,484)	(26,702,484)	91,603,400	303,785,625	395,389,025	(44,157,689)	324,528,852
Fidelity® VIP Financials Portfolio - Initial Class	6,288	(1,090)	5,198	(13,288)	10,186	(3,102)	23,055	25,151
Fidelity® VIP Financials Portfolio - Service Class 2	63,133	(38,789)	24,344	122,537	116,937	239,474	199,315	463,133
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	10,436	(4,459)	5,977	15,547	—	15,547	38,608	60,132
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	660,492	(396,287)	264,205	393,707	—	393,707	2,443,124	3,101,036
Fidelity® VIP Growth Portfolio - Initial Class	36,461	(109,454)	(72,993)	149,627	1,625,865	1,775,492	(213,011)	1,489,488
Fidelity® VIP Growth Portfolio - Service Class 2	242,796	(6,668,536)	(6,425,740)	10,508,728	65,381,599	75,890,327	(8,953,457)	60,511,130
Fidelity® VIP Mid Cap Portfolio - Initial Class	26,284	(23,879)	2,405	(105,004)	653,462	548,458	(116,656)	434,207
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,674,819	(9,767,809)	(8,092,990)	2,813,657	78,932,775	81,746,432	(7,024,306)	66,629,136
Fidelity® VIP Strategic Income Portfolio - Initial Class	457,755	(47,421)	410,334	(5,312)	—	(5,312)	484,918	889,940
Fidelity® VIP Strategic Income Portfolio - Service Class 2	1,924,906	(491,689)	1,433,217	(603)	—	(603)	2,305,076	3,737,690
Fidelity® VIP Technology Portfolio - Initial Class	—	(5,933)	(5,933)	9,252	91,293	100,545	166,138	260,750
Fidelity® VIP Technology Portfolio - Service Class 2	—	(224,172)	(224,172)	902,464	1,359,738	2,262,202	2,873,543	4,911,573
First Trust Capital Strength Hedged Equity Portfolio - Class I	42,003	(128,322)	(86,319)	(56,052)	—	(56,052)	(349,554)	(491,925)
First Trust Capital Strength Portfolio - Class I	875,025	(2,081,572)	(1,206,547)	1,670,735	—	1,670,735	6,518,880	6,983,068
First Trust Dorsey Wright Tactical Core Portfolio - Class I	94,452	(114,859)	(20,407)	79,451	—	79,451	757,780	816,824
First Trust Growth Strength Portfolio - Class I	—	(344,061)	(344,061)	211,285	2,078,338	2,289,623	677,823	2,623,385
First Trust International Developed Capital Strength Portfolio - Class I	476,327	(330,720)	145,607	577,797	649,310	1,227,107	3,265,904	4,638,618
First Trust Multi Income Allocation Portfolio - Class I	478,946	(138,416)	340,530	41,046	313,826	354,872	196,200	891,602
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	4,247,280	(2,696,511)	1,550,769	(298,409)	9,898,595	9,600,186	(4,566,301)	6,584,654
Franklin Allocation VIP Fund - Class 1	5,265	(1,452)	3,813	1,523	9,766	11,289	13,054	28,156
Franklin Allocation VIP Fund - Class 4	530,936	(410,137)	120,799	72,298	1,184,919	1,257,217	1,883,644	3,261,660
Franklin Income VIP Fund - Class 1	62,919	(5,292)	57,627	(4,606)	12,592	7,986	84,219	149,832
Franklin Income VIP Fund - Class 2	16,127,804	(4,859,524)	11,268,280	(446,801)	3,390,001	2,943,200	18,345,315	32,556,795
Franklin Income VIP Fund - Class 4	9,208,941	(2,566,660)	6,642,281	(210,817)	1,971,243	1,760,426	11,930,841	20,333,548
Franklin Multi-Asset Variable Conservative Growth - Class I	2,989	(772)	2,217	(67)	10,018	9,951	376	12,544
Franklin Multi-Asset Variable Conservative Growth - Class II	486,143	(271,969)	214,174	160,960	1,775,140	1,936,100	(93,069)	2,057,205
Franklin Mutual Shares VIP Fund - Class 1	18,260	(5,148)	13,112	(5,646)	79,249	73,603	788	87,503
Franklin Mutual Shares VIP Fund - Class 2	8,539,826	(5,135,980)	3,403,846	1,389,975	42,075,909	43,465,884	(5,387,309)	41,482,421
Franklin Mutual Shares VIP Fund - Class 4	973,164	(675,885)	297,279	6,352	5,015,250	5,021,602	(394,847)	4,924,034
Franklin Rising Dividends VIP Fund - Class 1	38,902	(15,512)	23,390	(7,405)	358,001	350,596	56,630	430,616
Franklin Rising Dividends VIP Fund - Class 4	516,013	(756,232)	(240,219)	184,323	6,814,733	6,999,056	307,681	7,066,518
Franklin Small Cap Value VIP Fund - Class 1	32,504	(11,089)	21,415	(31,320)	204,489	173,169	43,803	238,387
Franklin Small Cap Value VIP Fund - Class 4	244,639	(236,283)	8,356	(247,226)	2,049,636	1,802,410	(507,895)	1,302,871
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(9,214)	(9,214)	4,843	85,437	90,280	(37,295)	43,771
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(176,198)	(176,198)	(72,659)	861,460	788,801	(385,784)	226,819
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	50,125	(5,397)	44,728	—	—	—	(1)	44,727
Goldman Sachs VIT Government Money Market Fund - Service Shares	707,835	(186,231)	521,604	(2)	—	(2)	3	521,605
Goldman Sachs VIT Large Cap Value Fund - Service Shares	897,370	(1,057,478)	(160,108)	(520,059)	14,151,173	13,631,114	(3,751,047)	9,719,959
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	—	(12,758)	(12,758)	(140,354)	—	(140,354)	117,217	(35,895)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	—	(2,801)	(2,801)	(110,685)	—	(110,685)	99,921	(13,565)
Guggenheim VT Multi-Hedge Strategies	170,606	(52,592)	118,014	(825,527)	—	(825,527)	590,897	(116,616)
Hartford Capital Appreciation HLS Fund - Class IA	883	(516)	367	37	15,538	15,575	633	16,575
Hartford Capital Appreciation HLS Fund - Class IC	19,426	(185,764)	(166,338)	300,038	1,804,647	2,104,685	(324,797)	1,613,550
Invesco V.I. American Franchise Fund - Series I Shares	—	(33,906)	(33,906)	71,301	225,978	297,279	(40,297)	223,076
Invesco V.I. American Franchise Fund - Series II Shares	—	(10,162)	(10,162)	115,502	54,812	170,314	(106,671)	53,481
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	13,322	(838)	12,484	(1,474)	—	(1,474)	4,526	15,536
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	594,360	(109,836)	484,524	(222,163)	—	(222,163)	370,062	632,423
Invesco V.I. Comstock Fund - Series I Shares	51,820	(13,060)	38,760	38,114	326,743	364,857	86,646	490,263
Invesco V.I. Comstock Fund - Series II Shares	601,625	(347,645)	253,980	440,380	4,458,442	4,898,822	882,038	6,034,840
Invesco V.I. Core Equity Fund - Series I Shares	36,097	(81,713)	(45,616)	108,904	415,546	524,450	266,160	744,994
Invesco V.I. Core Equity Fund - Series II Shares	4,400	(17,042)	(12,642)	22,491	80,489	102,980	49,096	139,434
Invesco V.I. Diversified Dividend Fund - Series I Shares	46,045	(9,539)	36,506	(11,806)	220,155	208,349	48,660	293,515
Invesco V.I. Diversified Dividend Fund - Series II Shares	322,868	(248,084)	74,784	(113,679)	1,815,088	1,701,409	972,472	2,748,665
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	78,052	(28,157)	49,895	213,166	381,399	594,565	(96,021)	548,439
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	4,080,638	(4,418,263)	(337,625)	9,665,884	23,593,637	33,259,521	(6,888,094)	26,033,802
Invesco V.I. Equity and Income Fund - Series I Shares	22,934	(3,758)	19,176	(1,858)	58,259	56,401	49,938	125,515
Invesco V.I. Equity and Income Fund - Series II Shares	412,049	(227,502)	184,547	(202,848)	1,182,210	979,362	1,080,505	2,244,414
Invesco V.I. EQV International Equity Fund - Series I Shares	21,940	(21,773)	167	69,969	97,377	167,346	98,663	266,176
Invesco V.I. EQV International Equity Fund - Series II Shares	924,450	(1,123,516)	(199,066)	49,161	5,044,570	5,093,731	5,680,781	10,575,446
Invesco V.I. Global Fund - Series II Shares	—	(54,970)	(54,970)	158,323	1,015,635	1,173,958	(397,469)	721,519
Invesco V.I. International Growth Fund - Series I Shares	3,137	(4,498)	(1,361)	(37,123)	84,124	47,001	101,948	147,588
Invesco V.I. International Growth Fund - Series II Shares	8,695	(157,735)	(149,040)	(337,275)	1,291,562	954,287	1,090,721	1,895,968
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	14,650	(14,916)	(266)	97,470	328,815	426,285	(149,080)	276,939
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	89,007	(405,524)	(316,517)	628,732	3,957,621	4,586,353	(1,646,542)	2,623,294
Janus Henderson Balanced Portfolio - Service Shares	188,046	(181,366)	6,680	798,887	350,225	1,149,112	199,252	1,355,044
Janus Henderson Enterprise Portfolio - Service Shares	2,108	(76,591)	(74,483)	124,592	375,548	500,140	(195,121)	230,536
Janus Henderson Global Research Portfolio - Service Shares	2,655	(10,404)	(7,749)	36,590	54,772	91,362	25,633	109,246
Lincoln Hedged Nasdaq-100 Fund - Service Class	—	(64,224)	(64,224)	(65,726)	544,066	478,340	114,234	528,350
Lincoln Hedged Nasdaq-100 Fund - Standard Class	—	(3,030)	(3,030)	(4,114)	40,265	36,151	24,666	57,787
Lincoln Hedged S&P 500 Conservative Fund - Service Class	—	(157,306)	(157,306)	44,747	1,313,175	1,357,922	92,254	1,292,870
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	—	(2,404)	(2,404)	403	73,578	73,981	(27,455)	44,122
Lincoln Hedged S&P 500 Fund - Service Class	—	(308,095)	(308,095)	234,965	2,856,233	3,091,198	291,356	3,074,459
Lincoln Hedged S&P 500 Fund - Standard Class	—	(1,647)	(1,647)	814	43,054	43,868	1,255	43,476
Lincoln Opportunistic Hedged Equity Fund - Service Class	—	(61,499)	(61,499)	(49,934)	490,021	440,087	21,694	400,282
Lincoln Opportunistic Hedged Equity Fund - Standard Class	—	(564)	(564)	(890)	18,794	17,904	(2,805)	14,535
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,713,102	(472,530)	2,240,572	(1,052,715)	—	(1,052,715)	1,853,368	3,041,225
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	28,500	(143,386)	(114,886)	(800,695)	—	(800,695)	2,648,525	1,732,944
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	42,025	(101,376)	(59,351)	243,833	982,393	1,226,226	131,631	1,298,506
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2,407,423	(470,526)	1,936,897	(190,124)	—	(190,124)	742,881	2,489,654
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	—	(5,069,277)	(5,069,277)	17,940,709	128,268,253	146,208,962	(100,162,970)	40,976,715
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(33,589)	(33,589)	259,520	2,724,526	2,984,046	(1,957,949)	992,508
LVIP American Balanced Allocation Fund - Service Class	2,189,933	(1,164,944)	1,024,989	35,640	3,887,355	3,922,995	8,954,377	13,902,361
LVIP American Balanced Allocation Fund - Standard Class	437,659	(97,485)	340,174	40,184	647,772	687,956	1,410,507	2,438,637
LVIP American Century Balanced Fund - Service Class	2,316,237	(2,006,416)	309,821	1,995,187	—	1,995,187	8,216,996	10,522,004
LVIP American Century Balanced Fund - Standard Class II	13,263	(2,577)	10,686	7,607	—	7,607	43,205	61,498
LVIP American Century Capital Appreciation Fund - Service Class	—	(238,063)	(238,063)	331,957	3,514,502	3,846,459	(2,753,970)	854,426
LVIP American Century Capital Appreciation Fund - Standard Class II	—	(2,451)	(2,451)	(57,070)	130,856	73,786	(33,700)	37,635
LVIP American Century Disciplined Core Value Fund - Service Class	51,375	(31,441)	19,934	11,077	—	11,077	365,614	396,625
LVIP American Century Disciplined Core Value Fund - Standard Class II	844	(172)	672	(30)	—	(30)	6,076	6,718
LVIP American Century Inflation Protection Fund - Service Class	1,455,810	(171,396)	1,284,414	19,892	—	19,892	(888,700)	415,606
LVIP American Century Inflation Protection Fund - Standard Class II	34,585	(1,399)	33,186	6,828	—	6,828	(26,265)	13,749
LVIP American Century International Fund - Service Class	69,677	(65,242)	4,435	30,510	—	30,510	345,767	380,712
LVIP American Century International Fund - Standard Class II	2,963	(1,071)	1,892	15,879	—	15,879	14,642	32,413
LVIP American Century Large Company Value Fund - Service Class	1,582,857	(1,676,655)	(93,798)	2,607,151	7,744,195	10,351,346	4,873,615	15,131,163
LVIP American Century Large Company Value Fund - Standard Class II	108,696	(39,150)	69,546	172,377	495,317	667,694	299,700	1,036,940
LVIP American Century Mid Cap Value Fund - Service Class	159,449	(93,157)	66,292	(6,574)	724,134	717,560	(228,602)	555,250
LVIP American Century Mid Cap Value Fund - Standard Class II	6,959	(1,268)	5,691	(5,720)	34,208	28,488	(14,498)	19,681
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	3,478,161	(6,631,429)	(3,153,268)	4,627,405	33,894,999	38,522,404	(22,745,204)	12,623,932
LVIP American Century Ultra® Fund - Service Class	—	(4,974,724)	(4,974,724)	5,973,575	36,575,073	42,548,648	9,582,188	47,156,112
LVIP American Century Ultra® Fund - Standard Class	—	(22,072)	(22,072)	37,475	495,933	533,408	138,860	650,196
LVIP American Century Value Fund - Service Class	335,680	(181,912)	153,768	57,128	1,405,371	1,462,499	525,391	2,141,658
LVIP American Century Value Fund - Standard Class II	7,020	(1,941)	5,079	(7,253)	52,462	45,209	16,099	66,387
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	29,585	(13,455)	16,130	62,812	—	62,812	144,487	223,429
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	601,100	(395,329)	205,771	(54,992)	887,820	832,828	1,687,331	2,725,930
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	11,919	(3,839)	8,080	(72)	14,823	14,751	25,651	48,482
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	841,731	(900,756)	(59,025)	187,083	2,476,485	2,663,568	4,842,894	7,447,437
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	9,329	(3,235)	6,094	1	20,746	20,747	39,431	66,272
LVIP American Global Growth Fund - Service Class II	3,991,534	(5,365,055)	(1,373,521)	11,309,325	10,558,927	21,868,252	43,598,154	64,092,885
LVIP American Global Small Capitalization Fund - Service Class II	—	(353,463)	(353,463)	(16,038,742)	2,828,391	(13,210,351)	14,805,996	1,242,182
LVIP American Growth Allocation Fund - Service Class	1,380,086	(803,740)	576,346	(167,198)	3,936,964	3,769,766	7,123,321	11,469,433
LVIP American Growth Allocation Fund - Standard Class	213,275	(38,631)	174,644	42,322	466,181	508,503	830,116	1,513,263
LVIP American Growth Fund - Service Class II	16,448,683	(36,237,419)	(19,788,736)	111,246,731	41,802,380	153,049,111	310,769,808	444,030,183
LVIP American Growth-Income Fund - Service Class II	26,907,892	(26,040,892)	867,000	69,134,489	62,241,583	131,376,072	138,896,464	271,139,536
LVIP American Income Allocation Fund - Standard Class	2,888	(1,278)	1,610	1,070	1,825	2,895	4,395	8,900
LVIP American International Fund - Service Class II	2,374,370	(4,049,370)	(1,675,000)	2,717,476	—	2,717,476	60,731,272	61,773,748
LVIP American Preservation Fund - Service Class	1,033,923	(276,555)	757,368	(39,486)	—	(39,486)	416,251	1,134,133
LVIP American Preservation Fund - Standard Class	5,421	(1,603)	3,818	(6,123)	—	(6,123)	10,342	8,037
LVIP Baron Growth Opportunities Fund - Service Class	—	(4,298,441)	(4,298,441)	(13,743)	36,199,816	36,186,073	(67,945,626)	(36,057,994)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(9,727)	(9,727)	(73,949)	263,946	189,997	(411,540)	(231,270)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	30,548,877	(21,758,049)	8,790,828	18,360,174	50,243,074	68,603,248	70,753,359	148,147,435
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	12,805	(2,537)	10,268	1,663	18,284	19,947	32,443	62,658
LVIP BlackRock Equity Dividend Fund - Service Class	3,216,625	(3,566,873)	(350,248)	(890,921)	22,456,775	21,565,854	3,231,224	24,446,830
LVIP BlackRock Equity Dividend Fund - Standard Class	68,286	(57,456)	10,830	(45,366)	388,680	343,314	72,108	426,252
LVIP BlackRock Global Allocation Fund - Service Class	19,058,919	(12,630,645)	6,428,274	20,489,739	26,643,019	47,132,758	66,175,421	119,736,453
LVIP BlackRock Global Allocation Fund - Standard Class	222,732	(36,339)	186,393	209,305	270,288	479,593	669,625	1,335,611
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	27,924,776	(9,237,767)	18,687,009	14,915,757	—	14,915,757	44,458,343	78,061,109
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	2,726	(880)	1,846	2,930	—	2,930	3,730	8,506
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	6,464,819	(5,208,164)	1,256,655	5,954,758	8,102,279	14,057,037	15,855,359	31,169,051
LVIP BlackRock Inflation Protected Bond Fund - Service Class	3,994,678	(11,026,529)	(7,031,851)	(11,077,892)	—	(11,077,892)	45,385,278	27,275,535
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	101,012	(58,860)	42,152	(213,660)	—	(213,660)	746,800	575,292
LVIP BlackRock Real Estate Fund - Service Class	2,220,686	(1,009,926)	1,210,760	(843,220)	—	(843,220)	4,243,595	4,611,135
LVIP BlackRock Real Estate Fund - Standard Class	90,771	(10,510)	80,261	(57,212)	—	(57,212)	178,420	201,469
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	7,873,861	(7,775,845)	98,016	12,268,913	13,026,797	25,295,710	10,027,972	35,421,698
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	141	(46)	95	14	180	194	263	552
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	—	(19,943,077)	(19,943,077)	71,283,450	84,982,417	156,265,867	(82,444,400)	53,878,390
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(49,378)	(49,378)	159,201	144,985	304,186	(155,639)	99,169
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(10,268,993)	(10,268,993)	30,885,908	110,303,685	141,189,593	(120,674,878)	10,245,722
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(1,207)	(1,207)	3,830	22,543	26,373	(21,503)	3,663
LVIP Channing Small Cap Value Fund - Service Class	105,512	(183,026)	(77,514)	164,195	462,792	626,987	493,483	1,042,956
LVIP Channing Small Cap Value Fund - Standard Class	17,016	(9,610)	7,406	51,477	59,149	110,626	25,478	143,510
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	1,452,432	(6,340,019)	(4,887,587)	25,279,036	47,597,583	72,876,619	(33,798,471)	34,190,561
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	626	(755)	(129)	2,429	9,927	12,356	(3,900)	8,327
LVIP Dimensional International Core Equity Fund - Service Class	6,071,709	(2,640,274)	3,431,435	9,127,194	—	9,127,194	39,590,276	52,148,905
LVIP Dimensional International Core Equity Fund - Standard Class	905,429	(132,511)	772,918	1,037,736	—	1,037,736	5,418,843	7,229,497
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	14,831,082	(7,464,764)	7,366,318	30,616,625	—	30,616,625	103,070,781	141,053,724
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	91,838	(17,057)	74,781	192,308	—	192,308	518,800	785,889
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2,150,781	(4,409,590)	(2,258,809)	14,592,954	22,278,322	36,871,276	6,590,541	41,203,008
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	358,439	(186,610)	171,829	960,049	2,375,337	3,335,386	1,433,289	4,940,504
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,514,449	(2,842,326)	(1,327,877)	8,983,894	18,000,227	26,984,121	1,784,296	27,440,540
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	277,280	(146,625)	130,655	1,380,605	2,454,819	3,835,424	118,180	4,084,259
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	6,129,171	(12,096,194)	(5,967,023)	50,028,509	94,662,213	144,690,722	(82,401,285)	56,322,414
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	61,525	(37,300)	24,225	161,846	686,654	848,500	(361,239)	511,486
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	46,181,697	(7,619,051)	38,562,646	18,377,777	28,848,325	47,226,102	(30,756,187)	55,032,561
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	8,498	(756)	7,742	2,104	5,029	7,133	(4,088)	10,787
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	66,350,279	(26,069,232)	40,281,047	(40,882,376)	—	(40,882,376)	80,262,871	79,661,542
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	549,412	(75,400)	474,012	(306,898)	—	(306,898)	607,054	774,168
LVIP Franklin Templeton Core Bond Fund - Service Class	170,484,734	(56,877,573)	113,607,161	(76,266,725)	—	(76,266,725)	168,844,492	206,184,928
LVIP Franklin Templeton Core Bond Fund - Standard Class	2,373,080	(689,534)	1,683,546	(984,657)	—	(984,657)	1,631,363	2,330,252
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	8,125,632	(11,783,774)	(3,658,142)	29,452,152	78,025,103	107,477,255	(19,206,756)	84,612,357
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	3,077,617	(1,855,633)	1,221,984	2,271,770	—	2,271,770	28,394,643	31,888,397
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	160,988	(24,469)	136,519	65,647	—	65,647	1,269,807	1,471,973
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	3,865,818	(1,908,020)	1,957,798	5,731,230	703,274	6,434,504	25,316,906	33,709,208
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	103,274	(13,603)	89,671	244,239	17,453	261,692	509,656	861,019
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2,399,492	(5,075,597)	(2,676,105)	11,944,933	14,287,374	26,232,307	27,060,881	50,617,083
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	78,449	(44,130)	34,319	203,589	346,013	549,602	682,062	1,265,983
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	1,562,551	(2,707,573)	(1,145,022)	3,469,220	—	3,469,220	19,418,673	21,742,871
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	104,439	(55,498)	48,941	183,560	—	183,560	958,383	1,190,884
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	5,532,776	(3,318,120)	2,214,656	3,710,687	1,360	3,712,047	32,940,714	38,867,417
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	60,039	(17,986)	42,053	37,907	13	37,920	316,430	396,403
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	13,093,021	(9,450,305)	3,642,716	(4,842,691)	2,394	(4,840,297)	43,592,375	42,394,794
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	72,639	(16,010)	56,629	(64,267)	12	(64,255)	218,903	211,277
LVIP Global Growth Allocation Managed Risk Fund - Service Class	93,406,048	(67,444,204)	25,961,844	46,072,748	208,042,638	254,115,386	254,188,048	534,265,278
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	250,959	(77,556)	173,403	(2,775)	481,471	478,696	648,595	1,300,694
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	79,258,074	(53,881,207)	25,376,867	25,201,628	96,939,802	122,141,430	214,012,930	361,531,227
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	83,309	(26,459)	56,850	36,617	88,902	125,519	205,046	387,415
LVIP Government Money Market Fund - Service Class	39,918,067	(13,038,450)	26,879,617	(45)	47,553	47,508	45	26,927,170
LVIP Government Money Market Fund - Standard Class	1,985,706	(474,107)	1,511,599	(5)	2,166	2,161	5	1,513,765
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	3,196,427	(3,304,235)	(107,808)	(56,418,120)	116,667,891	60,249,771	(56,646,692)	3,495,271
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	—	(321)	(321)	13,260	—	13,260	(16,150)	(3,211)
LVIP JPMorgan Core Bond Fund - Service Class	23,883,765	(7,871,022)	16,012,743	(1,771,551)	—	(1,771,551)	15,920,454	30,161,646
LVIP JPMorgan Core Bond Fund - Standard Class	828,540	(90,446)	738,094	(78,872)	—	(78,872)	570,530	1,229,752
LVIP JPMorgan High Yield Fund - Service Class	11,983,430	(2,662,761)	9,320,669	(966,305)	—	(966,305)	5,156,481	13,510,845
LVIP JPMorgan High Yield Fund - Standard Class	511,382	(35,032)	476,350	1,856	—	1,856	161,718	639,924
LVIP JPMorgan Mid Cap Value Fund - Service Class	391,631	(413,974)	(22,343)	(126,777)	4,048,584	3,921,807	(2,589,296)	1,310,168
LVIP JPMorgan Mid Cap Value Fund - Standard Class	22,036	(9,536)	12,500	(43,465)	204,230	160,765	(85,885)	87,380
LVIP JPMorgan Retirement Income Fund - Service Class	627,738	(328,687)	299,051	302,915	—	302,915	1,452,409	2,054,375
LVIP JPMorgan Retirement Income Fund - Standard Class	43,096	(6,419)	36,677	(959)	—	(959)	112,173	147,891
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	3,647,585	(6,753,539)	(3,105,954)	8,276,399	49,094,608	57,371,007	(55,980,243)	(1,715,190)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,815	(1,451)	364	954	18,212	19,166	(18,252)	1,278
LVIP JPMorgan Short Duration Bond Fund - Service Class	30,084,928	(11,592,613)	18,492,315	(4,546,597)	—	(4,546,597)	15,681,590	29,627,308
LVIP JPMorgan Short Duration Bond Fund - Standard Class	196,744	(28,137)	168,607	(6,810)	—	(6,810)	4,127	165,924
LVIP JPMorgan Small Cap Core Fund - Service Class	285,315	(729,101)	(443,786)	130,729	5,190,910	5,321,639	1,553,581	6,431,434
LVIP JPMorgan Small Cap Core Fund - Standard Class	13,705	(11,260)	2,445	60,120	155,147	215,267	86,775	304,487
LVIP JPMorgan U.S. Equity Fund - Service Class	459,121	(1,845,836)	(1,386,715)	1,398,316	4,722,059	6,120,375	14,590,533	19,324,193
LVIP JPMorgan U.S. Equity Fund - Standard Class	35,595	(26,139)	9,456	144,357	214,041	358,398	586,467	954,321
LVIP Loomis Sayles Global Growth Fund - Service Class	—	(62,626)	(62,626)	254,902	691,568	946,470	(93,583)	790,261
LVIP Loomis Sayles Global Growth Fund - Standard Class	—	(4,335)	(4,335)	8,535	83,988	92,523	16,932	105,120
LVIP Macquarie Wealth Builder Fund - Service Class	509,753	(224,311)	285,442	(2,706,275)	4,066,941	1,360,666	62,266	1,708,374
LVIP Macquarie Wealth Builder Fund - Standard Class	72,852	(32,831)	40,021	(499,296)	545,743	46,447	144,641	231,109
LVIP MFS International Growth Fund - Service Class	4,213,511	(4,270,267)	(56,756)	9,939,517	25,784,494	35,724,011	13,054,459	48,721,714
LVIP MFS International Growth Fund - Standard Class	51,770	(12,520)	39,250	30,647	255,483	286,130	203,201	528,581
LVIP MFS Value Fund - Service Class	15,432,078	(13,297,153)	2,134,925	39,071,335	73,398,503	112,469,838	78,272	114,683,035
LVIP MFS Value Fund - Standard Class	135,726	(31,905)	103,821	125,068	541,336	666,404	171,377	941,602
LVIP Mondrian Global Income Fund - Service Class	835,805	(5,554,786)	(4,718,981)	(12,207,157)	—	(12,207,157)	32,333,107	15,406,969
LVIP Mondrian Global Income Fund - Standard Class	5,237	(7,189)	(1,952)	(52,377)	—	(52,377)	145,074	90,745
LVIP Mondrian International Value Fund - Service Class	9,120,567	(3,317,472)	5,803,095	13,380,550	7,140,359	20,520,909	46,794,488	73,118,492
LVIP Mondrian International Value Fund - Standard Class	390,247	(126,812)	263,435	373,153	291,284	664,437	1,591,402	2,519,274
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	623,440	(1,347,934)	(724,494)	5,608,478	1,370,303	6,978,781	4,657,015	10,911,302
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	81	(226)	(145)	15,625	756	16,381	(9,908)	6,328
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	10,211,435	(8,129,610)	2,081,825	19,885,574	39,934,339	59,819,913	26,888,082	88,789,820
LVIP Nomura Diversified Floating Rate Fund - Service Class	24,461,041	(10,366,554)	14,094,487	(943,247)	—	(943,247)	5,359,701	18,510,941
LVIP Nomura Diversified Floating Rate Fund - Standard Class	183,798	(31,355)	152,443	7,215	—	7,215	22,986	182,644
LVIP Nomura High Yield Fund - Service Class	4,156,292	(1,262,383)	2,893,909	(1,346,653)	—	(1,346,653)	3,440,464	4,987,720
LVIP Nomura High Yield Fund - Standard Class	167,280	(24,124)	143,156	(6,629)	—	(6,629)	76,127	212,654
LVIP Nomura Mid Cap Value Fund - Service Class	1,851,158	(2,374,887)	(523,729)	3,521,115	19,139,072	22,660,187	(4,111,891)	18,024,567
LVIP Nomura Mid Cap Value Fund - Standard Class	28,114	(7,635)	20,479	4,599	213,616	218,215	(13,219)	225,475
LVIP Nomura SMID Cap Core Fund - Service Class	586,075	(2,531,644)	(1,945,569)	2,585,156	4,944,283	7,529,439	6,799,454	12,383,324
LVIP Nomura SMID Cap Core Fund - Standard Class	33,642	(68,590)	(34,948)	96,301	147,972	244,273	211,248	420,573
LVIP Nomura Social Awareness Fund - Service Class	276,092	(1,153,121)	(877,029)	3,392,008	6,195,710	9,587,718	691,057	9,401,746
LVIP Nomura Social Awareness Fund - Standard Class	46,060	(98,720)	(52,660)	389,504	541,863	931,367	(46,897)	831,810
LVIP Nomura U.S. Growth Fund - Service Class	—	(4,189,750)	(4,189,750)	19,596,076	42,211,293	61,807,369	11,588,457	69,206,076
LVIP Nomura U.S. Growth Fund - Standard Class	—	(3,920)	(3,920)	64,956	91,326	156,282	34,502	186,864
LVIP Nomura U.S. REIT Fund - Service Class	2,390,229	(1,441,422)	948,807	786,595	—	786,595	(2,552,681)	(817,279)
LVIP Nomura U.S. REIT Fund - Standard Class	120,572	(31,651)	88,921	22,020	—	22,020	(108,733)	2,208
LVIP PIMCO Low Duration Bond Fund - Service Class	28,364,669	(11,566,956)	16,797,713	(3,220,000)	—	(3,220,000)	15,812,928	29,390,641
LVIP PIMCO Low Duration Bond Fund - Standard Class	622,303	(81,934)	540,369	(70,649)	—	(70,649)	316,987	786,707
LVIP SSGA Bond Index Fund - Service Class	25,035,770	(12,951,006)	12,084,764	(11,397,341)	—	(11,397,341)	37,581,527	38,268,950
LVIP SSGA Bond Index Fund - Standard Class	1,195,150	(168,660)	1,026,490	(250,972)	—	(250,972)	1,187,810	1,963,328
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,776,779	(1,049,617)	727,162	978,785	1,350,995	2,329,780	4,598,456	7,655,398
LVIP SSGA Conservative Index Allocation Fund - Standard Class	154,077	(33,523)	120,554	1,000	99,978	100,978	351,613	573,145
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	544,162	(223,830)	320,332	269,164	—	269,164	4,334,022	4,923,518
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	163,449	(21,589)	141,860	110,699	—	110,699	1,063,705	1,316,264
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	10,878,915	(8,040,188)	2,838,727	6,976,565	2,672,111	9,648,676	45,206,257	57,693,660
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	71,385	(14,517)	56,868	8,012	15,331	23,343	253,896	334,107
LVIP SSGA International Index Fund - Service Class	9,358,682	(4,422,943)	4,935,739	15,423,224	—	15,423,224	53,162,649	73,521,612
LVIP SSGA International Index Fund - Standard Class	736,745	(116,213)	620,532	852,572	—	852,572	3,951,555	5,424,659
LVIP SSGA International Managed Volatility Fund - Service Class	6,308,346	(3,712,140)	2,596,206	11,346,586	—	11,346,586	34,385,084	48,327,876
LVIP SSGA International Managed Volatility Fund - Standard Class	1,577	(526)	1,051	(853)	—	(853)	8,568	8,766
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	5,433,824	(12,155,625)	(6,721,801)	30,395,509	87,794,230	118,189,739	(47,954,031)	63,513,907
LVIP SSGA Mid-Cap Index Fund - Service Class	2,301,519	(3,073,359)	(771,840)	915,864	16,186,256	17,102,120	(3,158,783)	13,171,497
LVIP SSGA Mid-Cap Index Fund - Standard Class	286,883	(128,727)	158,156	32,067	1,636,716	1,668,783	(307,255)	1,519,684
LVIP SSGA Moderate Index Allocation Fund - Service Class	5,637,897	(3,749,689)	1,888,208	7,520,805	5,241,577	12,762,382	18,712,796	33,363,386
LVIP SSGA Moderate Index Allocation Fund - Standard Class	133,564	(27,087)	106,477	28,062	110,964	139,026	533,666	779,169
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	4,965,425	(3,651,878)	1,313,547	7,701,294	5,690,463	13,391,757	19,627,184	34,332,488
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	161,697	(52,532)	109,165	269,176	164,244	433,420	559,158	1,101,743
LVIP SSGA Nasdaq-100 Index Fund - Service Class	34,497	(499,339)	(464,842)	1,741,047	1,905,437	3,646,484	5,272,257	8,453,899
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	14,935	(19,105)	(4,170)	292,499	173,629	466,128	319,933	781,891
LVIP SSGA S&P 500 Index Fund - Service Class	22,018,881	(35,730,636)	(13,711,755)	113,283,890	129,034,852	242,318,742	166,177,958	394,784,945
LVIP SSGA S&P 500 Index Fund - Standard Class	2,075,569	(1,192,442)	883,127	6,666,738	9,366,173	16,032,911	13,056,947	29,972,985
LVIP SSGA Short-Term Bond Index Fund - Service Class	10,095,617	(3,457,529)	6,638,088	322,997	—	322,997	2,479,399	9,440,484
LVIP SSGA Short-Term Bond Index Fund - Standard Class	702,112	(71,902)	630,210	37,944	—	37,944	84,670	752,824
LVIP SSGA Small-Cap Index Fund - Service Class	4,280,643	(7,247,223)	(2,966,580)	9,953,583	25,034,183	34,987,766	23,176,498	55,197,684
LVIP SSGA Small-Cap Index Fund - Standard Class	282,927	(147,328)	135,599	215,507	1,256,778	1,472,285	1,363,711	2,971,595
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	6,213,993	(8,378,610)	(2,164,617)	3,512,445	23,358,313	26,870,758	(6,894,467)	17,811,674
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,083	(555)	528	564	3,227	3,791	103	4,422
LVIP Structured Conservative Allocation Fund - Service Class	2,484,355	(1,427,197)	1,057,158	(791,106)	182,086	(609,020)	10,913,273	11,361,411
LVIP Structured Conservative Allocation Fund - Standard Class	41,858	(7,569)	34,289	(4,779)	2,786	(1,993)	143,474	175,770
LVIP Structured Moderate Allocation Fund - Service Class	10,996,190	(7,559,841)	3,436,349	756,404	1,206,419	1,962,823	62,271,645	67,670,817
LVIP Structured Moderate Allocation Fund - Standard Class	462,689	(107,014)	355,675	28,652	45,845	74,497	391,670	821,842
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	6,519,050	(4,563,197)	1,955,853	1,694,445	1,034,329	2,728,774	40,998,157	45,682,784
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	79,075	(16,843)	62,232	(47,825)	10,764	(37,061)	366,405	391,576
LVIP T. Rowe Price 2020 Fund - Service Class	155,453	(103,636)	51,817	901	331,187	332,088	286,533	670,438
LVIP T. Rowe Price 2030 Fund - Service Class	97,521	(72,630)	24,891	71,645	199,072	270,717	253,412	549,020
LVIP T. Rowe Price 2040 Fund - Service Class	58,405	(78,373)	(19,968)	136,960	166,198	303,158	340,456	623,646
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(5,849,194)	(5,849,194)	10,492,930	64,099,265	74,592,195	(33,603,673)	35,139,328
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(47,994)	(47,994)	151,953	680,869	832,822	(397,582)	387,246
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2,611,949	(3,189,359)	(577,410)	3,321,051	5,600,853	8,921,904	7,005,163	15,349,657
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	19,727	(7,557)	12,170	36,174	33,995	70,169	34,471	116,810
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	25,933,689	(20,173,393)	5,760,296	33,593,686	54,772,338	88,366,024	29,854,203	123,980,523
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	55,298	(16,285)	39,013	31,560	96,934	128,494	84,908	252,415
LVIP Vanguard Bond Allocation Fund - Service Class	35,151,577	(14,546,259)	20,605,318	(11,066,141)	—	(11,066,141)	35,764,004	45,303,181
LVIP Vanguard Bond Allocation Fund - Standard Class	2,650,547	(352,583)	2,297,964	(660,762)	—	(660,762)	2,080,917	3,718,119
LVIP Vanguard Domestic Equity ETF Fund - Service Class	3,792,422	(7,000,389)	(3,207,967)	26,566,103	234,163,603	260,729,706	(186,773,975)	70,747,764
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	376,209	(204,064)	172,145	1,290,931	16,643,442	17,934,373	(12,599,163)	5,507,355
LVIP Vanguard International Equity ETF Fund - Service Class	10,647,244	(4,635,897)	6,011,347	11,848,727	1,076,262	12,924,989	65,096,681	84,033,017
LVIP Vanguard International Equity ETF Fund - Standard Class	1,150,376	(175,582)	974,794	908,605	108,039	1,016,644	6,596,746	8,588,184
LVIP Wellington SMID Cap Value Fund - Service Class	1,087,988	(1,977,779)	(889,791)	(109,059)	10,786,249	10,677,190	(8,298,282)	1,489,117
LVIP Wellington SMID Cap Value Fund - Standard Class	19,968	(6,998)	12,970	(6,294)	141,986	135,692	(90,572)	58,090
LVIP Western Asset Core Bond Fund - Service Class	16,563,771	(5,558,089)	11,005,682	(94,790,619)	—	(94,790,619)	109,683,438	25,898,501
LVIP Western Asset Core Bond Fund - Standard Class	503,186	(57,811)	445,375	(2,947,892)	—	(2,947,892)	3,415,144	912,627
MFS® VIT Growth Series - Initial Class	—	(57,725)	(57,725)	96,012	925,425	1,021,437	(425,003)	538,709
MFS® VIT Growth Series - Service Class	—	(3,887,231)	(3,887,231)	6,920,390	56,739,439	63,659,829	(30,293,324)	29,479,274
MFS® VIT Total Return Series - Initial Class	134,053	(58,552)	75,501	(7,558)	357,456	349,898	39,487	464,886
MFS® VIT Total Return Series - Service Class	3,318,500	(1,774,827)	1,543,673	(709,637)	9,763,201	9,053,564	1,202,406	11,799,643
MFS® VIT Utilities Series - Initial Class	150,298	(58,575)	91,723	81,845	68,735	150,580	431,128	673,431
MFS® VIT Utilities Series - Service Class	3,702,791	(2,090,412)	1,612,379	3,036,890	1,846,594	4,883,484	10,140,429	16,636,292
MFS® VIT II Core Equity Portfolio - Service Class	3,003	(20,861)	(17,858)	104,667	136,649	241,316	(99,275)	124,183
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	42,049	(11,433)	30,616	35,756	152,344	188,100	513,719	732,435
MFS® VIT II International Intrinsic Value Portfolio - Service Class	488,974	(388,853)	100,121	922,595	2,091,281	3,013,876	6,868,146	9,982,143
Morgan Stanley VIF Growth Portfolio - Class II	—	(23,209)	(23,209)	48,988	—	48,988	333,661	359,440
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	58,778	(220,659)	(161,881)	197,744	1,379,260	1,577,004	(205,229)	1,209,894
Nomura VIP Asset Strategy Series - Service Class	96,328	(87,942)	8,386	40,246	502,906	543,152	502,972	1,054,510
Nomura VIP Asset Strategy Series - Standard Class	3,140	(1,328)	1,812	752	12,682	13,434	11,699	26,945
Nomura VIP Emerging Markets Series - Service Class	2,660,967	(3,479,489)	(818,522)	26,331,074	452,667	26,783,741	104,819,734	130,784,953
Nomura VIP Emerging Markets Series - Standard Class	27,606	(8,853)	18,753	60,565	3,539	64,104	1,112,650	1,195,507
Nomura VIP Energy Series - Service Class	97,757	(109,381)	(11,624)	(4,230)	—	(4,230)	1,004,007	988,153
Nomura VIP Energy Series - Standard Class	9,686	(1,876)	7,810	8,364	—	8,364	57,096	73,270
Nomura VIP High Income Series - Service Class	1,591,583	(271,273)	1,320,310	(368,731)	9,557	(359,174)	421,649	1,382,785
Nomura VIP High Income Series - Standard Class	329,824	(22,349)	307,475	(24,237)	2,020	(22,217)	40,975	326,233
Nomura VIP International Core Equity Series - Standard Class	820	(864)	(44)	409	3,018	3,427	9,086	12,469
Nomura VIP Mid Cap Growth Series - Service Class	—	(257,002)	(257,002)	(2,387,775)	5,393,196	3,005,421	(2,870,730)	(122,311)
Nomura VIP Mid Cap Growth Series - Standard Class	—	(23,531)	(23,531)	(167,376)	1,089,991	922,615	(839,131)	59,953
Nomura VIP Science and Technology Series - Service Class	—	(595,235)	(595,235)	1,691,755	7,888,262	9,580,017	6,013,339	14,998,121
Nomura VIP Science and Technology Series - Standard Class	—	(13,827)	(13,827)	130,330	433,880	564,210	340,781	891,164
Nomura VIP Small Cap Growth Series - Service Class	—	(173,946)	(173,946)	(199,166)	—	(199,166)	2,403,863	2,030,751
Nomura VIP Small Cap Growth Series - Standard Class	—	(4,810)	(4,810)	(24,163)	—	(24,163)	165,394	136,421
Nomura VIP Small Cap Value Series - Service Class	4,248,879	(6,703,335)	(2,454,456)	7,724,092	28,074,586	35,798,678	(5,971,904)	27,372,318
Nomura VIP Small Cap Value Series - Standard Class	103,377	(85,475)	17,902	41,543	503,466	545,009	(186,382)	376,529
PIMCO VIT All Asset Portfolio - Advisor Class	248,954	(60,585)	188,369	(39,589)	—	(39,589)	519,686	668,466
PIMCO VIT All Asset Portfolio - Institutional Class	57,220	(5,154)	52,066	(12,390)	—	(12,390)	112,202	151,878
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	219,085	(128,179)	90,906	(493,195)	—	(493,195)	1,678,455	1,276,166
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	1,299	(173)	1,126	167	—	167	5,472	6,765
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	155,973	(35,041)	120,932	(84,023)	—	(84,023)	147,046	183,955
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	5,518	(580)	4,938	(693)	—	(693)	3,125	7,370
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	96,868	(17,528)	79,340	(54,150)	—	(54,150)	155,266	180,456
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,071	(132)	1,939	60	—	60	2,443	4,442
Putnam VT George Putnam Balanced Fund - Class IA	18,801	(4,996)	13,805	36,173	42,698	78,871	76,354	169,030
Putnam VT George Putnam Balanced Fund - Class IB	1,730,712	(1,835,300)	(104,588)	5,417,530	4,496,829	9,914,359	4,711,906	14,521,677
Putnam VT Global Health Care Fund - Class IA	—	(5,251)	(5,251)	(43,591)	88,372	44,781	124,151	163,681
Putnam VT Global Health Care Fund - Class IB	—	(227,203)	(227,203)	(95,412)	1,330,240	1,234,828	1,525,484	2,533,109
Putnam VT Income Fund - Class IA	36,894	(3,079)	33,815	(29,878)	—	(29,878)	49,405	53,342
Putnam VT Income Fund - Class IB	462,302	(104,830)	357,472	(338,452)	—	(338,452)	537,858	556,878
Putnam VT Large Cap Value Fund - Class IA	201,180	(74,205)	126,975	439,303	840,970	1,280,273	1,219,531	2,626,779
Putnam VT Large Cap Value Fund - Class IB	4,847,476	(4,426,320)	421,156	5,073,870	23,187,925	28,261,795	37,210,788	65,893,739
Putnam VT Sustainable Future Fund - Class IA	67	(90)	(23)	714	2,718	3,432	510	3,919
Putnam VT Sustainable Future Fund - Class IB	776	(8,383)	(7,607)	(26,968)	114,458	87,490	(60,488)	19,395
Putnam VT Sustainable Leaders Fund - Class IA	1,763	(1,468)	295	7,848	22,645	30,493	(12,297)	18,491
Putnam VT Sustainable Leaders Fund - Class IB	78,087	(174,414)	(96,327)	(194,162)	1,373,745	1,179,583	98,333	1,181,589
Templeton Foreign VIP Fund - Class 1	5,912	(949)	4,963	23,873	14,872	38,745	20,471	64,179
Templeton Foreign VIP Fund - Class 4	162,052	(60,859)	101,193	117,346	475,212	592,558	1,088,359	1,782,110
Templeton Global Bond VIP Fund - Class 1	—	(10,182)	(10,182)	(47,079)	—	(47,079)	372,017	314,756
Templeton Global Bond VIP Fund - Class 2	—	(2,460,214)	(2,460,214)	(7,033,684)	—	(7,033,684)	29,446,624	19,952,726
Templeton Global Bond VIP Fund - Class 4	—	(178,611)	(178,611)	(468,291)	—	(468,291)	2,735,755	2,088,853
Templeton Growth VIP Fund - Class 2	130,150	(260,103)	(129,953)	395,508	1,117,357	1,512,865	1,534,521	2,917,433
TOPS® Balanced ETF Portfolio - Service Class Shares	4,750	(1,302)	3,448	(608)	2,621	2,013	19,962	25,423
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	197,154	(188,861)	8,293	211,537	187,884	399,421	924,753	1,332,467
VanEck VIP Global Resources Fund - Class S Shares	134,291	(59,282)	75,009	43,402	—	43,402	1,628,054	1,746,465
VanEck VIP Global Resources Fund - Initial Class Shares	14,789	(2,019)	12,770	5,415	—	5,415	141,970	160,155
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	947,466	(191,328)	756,138	(88,883)	—	(88,883)	431,242	1,098,497
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	201,363	(12,936)	188,427	(13,081)	—	(13,081)	64,561	239,907
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets
Year Ended December 31, 2024

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets at January 1, 2024 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2024 ($)

AB VPS Discovery Value Portfolio - Class A	588,207	2,104	28,157	24,111	54,372	(27,631)	(27,631)	26,741	614,948
AB VPS Discovery Value Portfolio - Class B	214,180,672	(1,628,804)	11,019,278	6,980,724	16,371,198	(36,882,222)	(36,882,222)	(20,511,024)	193,669,648
AB VPS Large Cap Growth Portfolio - Class B	9,806,708	(171,614)	1,105,381	1,231,948	2,165,715	(1,688,639)	(1,688,639)	477,076	10,283,784
AB VPS Sustainable Global Thematic Portfolio - Class B	31,491,296	(492,816)	373,766	1,543,412	1,424,362	(3,974,707)	(3,974,707)	(2,550,345)	28,940,951
ALPS Global Opportunity Portfolio - Class I	262,534	130,792	7,207	59,089	197,088	1,053,509	1,053,509	1,250,597	1,513,131
ALPS Global Opportunity Portfolio - Class III	10,386,767	784,535	193,049	770,670	1,748,254	(869,877)	(869,877)	878,377	11,265,144
ALPS/Alerian Energy Infrastructure Portfolio - Class I	2,820,856	169,241	311,624	782,972	1,263,837	662,462	662,462	1,926,299	4,747,155
ALPS/Alerian Energy Infrastructure Portfolio - Class III	21,395,049	395,255	6,770,316	1,491,594	8,657,165	(10,924,478)	(10,924,478)	(2,267,313)	19,127,736
American Funds® IS American Funds Global Balanced Fund - Class 1	354,047	4,950	703	16,151	21,804	(7,159)	(7,159)	14,645	368,692
American Funds® IS American Funds Global Balanced Fund - Class 1A	2,265,384	41,645	(1,929)	82,519	122,235	873,970	873,970	996,205	3,261,589
American Funds® IS American Funds Mortgage Fund - Class 1	433,052	11,316	(9,589)	81	1,808	(99,212)	(99,212)	(97,404)	335,648
American Funds® IS American Funds Mortgage Fund - Class 1A	1,876,261	109,846	(15,652)	(92,362)	1,832	791,360	791,360	793,192	2,669,453
American Funds® IS American Funds Mortgage Fund - Class 4	6,841,677	243,529	(107,399)	(153,546)	(17,416)	770,413	770,413	752,997	7,594,674
American Funds® IS American High-Income Trust - Class 1	1,332,580	105,180	(10,162)	50,380	145,398	328,048	328,048	473,446	1,806,026
American Funds® IS American High-Income Trust - Class 1A	2,611,590	175,697	3,703	68,677	248,077	184,311	184,311	432,388	3,043,978
American Funds® IS Asset Allocation Fund - Class 1	22,838,527	455,763	1,190,132	2,003,381	3,649,276	(627,581)	(627,581)	3,021,695	25,860,222
American Funds® IS Asset Allocation Fund - Class 1A	32,034,680	662,674	1,569,686	2,911,086	5,143,446	4,293,154	4,293,154	9,436,600	41,471,280
American Funds® IS Asset Allocation Fund - Class 4	266,135,120	2,568,491	15,085,915	21,337,038	38,991,444	(6,612,401)	(6,612,401)	32,379,043	298,514,163
American Funds® IS Capital Income Builder - Class 1	991,879	39,132	22,965	45,273	107,370	185,423	185,423	292,793	1,284,672
American Funds® IS Capital Income Builder - Class 1A	10,014,239	315,927	94,285	557,762	967,974	212,555	212,555	1,180,529	11,194,768
American Funds® IS Capital Income Builder - Class 4	56,908,544	1,369,791	1,082,730	2,648,437	5,100,958	8,475,755	8,475,755	13,576,713	70,485,257
American Funds® IS Capital World Bond Fund - Class 1	2,380,236	39,889	(27,208)	(96,120)	(83,439)	51,396	51,396	(32,043)	2,348,193
American Funds® IS Capital World Bond Fund - Class 1A	1,453,363	22,884	(62,437)	(9,190)	(48,743)	(225,311)	(225,311)	(274,054)	1,179,309
American Funds® IS Capital World Growth and Income Fund - Class 1	1,505,968	16,942	16,292	160,421	193,655	(145,888)	(145,888)	47,767	1,553,735
American Funds® IS Capital World Growth and Income Fund - Class 1A	5,436,095	80,757	26,483	689,301	796,541	661,478	661,478	1,458,019	6,894,114
American Funds® IS Global Growth Fund - Class 1	1,414,503	16,502	75,697	95,721	187,920	(153,982)	(153,982)	33,938	1,448,441
American Funds® IS Global Growth Fund - Class 1A	15,842,254	177,123	662,155	1,207,914	2,047,192	(45,639)	(45,639)	2,001,553	17,843,807
American Funds® IS Global Growth Fund - Class 2	238,820,729	(110,177)	18,583,043	9,403,364	27,876,230	(36,146,657)	(36,146,657)	(8,270,427)	230,550,302
American Funds® IS Global Growth Fund - Class 4	115,580,738	491,295	5,689,558	8,006,243	14,187,096	4,499,284	4,499,284	18,686,380	134,267,118
American Funds® IS Global Small Capitalization Fund - Class 1	1,245,387	7,641	20,281	(3,285)	24,637	(79,419)	(79,419)	(54,782)	1,190,605
American Funds® IS Global Small Capitalization Fund - Class 1A	4,703,616	24,970	(40,072)	106,215	91,113	294,865	294,865	385,978	5,089,594
American Funds® IS Global Small Capitalization Fund - Class 2	274,818,026	(542,697)	2,934,333	469,325	2,860,961	(30,781,205)	(30,781,205)	(27,920,244)	246,897,782
American Funds® IS Global Small Capitalization Fund - Class 4	33,888,021	(67,931)	(471,175)	879,560	340,454	(3,982,487)	(3,982,487)	(3,642,033)	30,245,988
American Funds® IS Growth Fund - Class 1	6,878,384	(13,872)	506,080	1,506,967	1,999,175	(1,064,027)	(1,064,027)	935,148	7,813,532
American Funds® IS Growth Fund - Class 1A	54,060,215	(75,377)	2,806,764	13,640,454	16,371,841	957,323	957,323	17,329,164	71,389,379
American Funds® IS Growth Fund - Class 2	1,345,359,592	(18,958,292)	146,164,262	236,018,118	363,224,088	(271,020,710)	(271,020,710)	92,203,378	1,437,562,970
American Funds® IS Growth Fund - Class 4	487,372,200	(5,236,093)	28,155,758	129,049,379	151,969,044	62,564,298	62,564,298	214,533,342	701,905,542
American Funds® IS Growth-Income Fund - Class 1	2,787,644	13,670	327,733	236,165	577,568	(587,652)	(587,652)	(10,084)	2,777,560
American Funds® IS Growth-Income Fund - Class 1A	35,398,741	257,586	2,659,559	5,281,656	8,198,801	312,569	312,569	8,511,370	43,910,111
American Funds® IS Growth-Income Fund - Class 2	1,530,252,886	(6,282,298)	182,078,035	142,202,041	317,997,778	(286,319,693)	(286,319,693)	31,678,085	1,561,930,971
American Funds® IS Growth-Income Fund - Class 4	309,781,612	(161,344)	24,552,033	49,317,597	73,708,286	44,295,123	44,295,123	118,003,409	427,785,021
American Funds® IS International Fund - Class 1	3,087,119	21,710	(12,171)	91,725	101,264	(407,611)	(407,611)	(306,347)	2,780,772
American Funds® IS International Fund - Class 1A	12,059,146	95,411	(150,058)	348,915	294,268	409,815	409,815	704,083	12,763,229
American Funds® IS International Fund - Class 2	421,500,056	(1,263,514)	1,462,866	8,820,903	9,020,255	(48,846,269)	(48,846,269)	(39,826,014)	381,674,042
American Funds® IS International Fund - Class 4	61,486,834	40,369	(305,781)	1,300,084	1,034,672	4,440,346	4,440,346	5,475,018	66,961,852
American Funds® IS International Growth and Income Fund - Class 1	817,128	12,327	(27,460)	36,746	21,613	(78,013)	(78,013)	(56,400)	760,728
American Funds® IS International Growth and Income Fund - Class 1A	2,956,065	49,980	(189,348)	200,192	60,824	(437,139)	(437,139)	(376,315)	2,579,750
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	7,277,219	110,595	37,887	793,840	942,322	(399,837)	(399,837)	542,485	7,819,704
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	123,962,436	582,992	1,854,853	12,736,124	15,173,969	(22,943,344)	(22,943,344)	(7,769,375)	116,193,061
American Funds® IS Managed Risk Growth Fund - Class P1	5,687,823	8,891	(87,624)	1,274,652	1,195,919	(1,182,938)	(1,182,938)	12,981	5,700,804
American Funds® IS Managed Risk Growth-Income Fund - Class P1	1,744,777	20,890	31,602	235,955	288,447	(262,052)	(262,052)	26,395	1,771,172
American Funds® IS Managed Risk International Fund - Class P1	1,817,083	16,649	(27,533)	2,794	(8,090)	(75,433)	(75,433)	(83,523)	1,733,560
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	2,517,450	34,866	(9,384)	302,256	327,738	(301,945)	(301,945)	25,793	2,543,243
American Funds® IS New World Fund - Class 1	2,894,728	27,861	45,205	104,261	177,327	(19,714)	(19,714)	157,613	3,052,341
American Funds® IS New World Fund - Class 1A	9,718,229	110,011	19,083	382,926	512,020	1,186,697	1,186,697	1,698,717	11,416,946
American Funds® IS New World Fund - Class 4	56,618,057	135,418	805,473	2,117,986	3,058,877	(3,883,441)	(3,883,441)	(824,564)	55,793,493
American Funds® IS The Bond Fund of America - Class 1	6,183,339	230,356	(36,379)	(144,010)	49,967	305,543	305,543	355,510	6,538,849
American Funds® IS The Bond Fund of America - Class 1A	15,515,410	598,478	(209,720)	(268,991)	119,767	1,809,268	1,809,268	1,929,035	17,444,445
American Funds® IS U.S. Government Securities Fund - Class 1	228,957	7,558	(2,801)	(4,562)	195	(2,029)	(2,029)	(1,834)	227,123
American Funds® IS U.S. Government Securities Fund - Class 1A	4,739,052	190,410	(143,701)	(51,280)	(4,571)	745,977	745,977	741,406	5,480,458
American Funds® IS Washington Mutual Investors Fund - Class 1	3,048,691	23,920	221,653	261,474	507,047	(969,005)	(969,005)	(461,958)	2,586,733
American Funds® IS Washington Mutual Investors Fund - Class 1A	21,727,445	291,270	498,204	3,266,528	4,056,002	1,724,139	1,724,139	5,780,141	27,507,586
American Funds® IS Washington Mutual Investors Fund - Class 4	122,949,885	664,629	3,350,382	18,007,839	22,022,850	12,401,594	12,401,594	34,424,444	157,374,329
ClearBridge Variable Growth Portfolio - Class I	563,009	(1,826)	110,893	(47,396)	61,671	141,283	141,283	202,954	765,963
ClearBridge Variable Growth Portfolio - Class II	18,504,203	(193,166)	4,074,752	(1,906,912)	1,974,674	(784,403)	(784,403)	1,190,271	19,694,474
ClearBridge Variable Large Cap Growth Portfolio - Class I	7,233,110	(43,205)	886,599	1,038,170	1,881,564	284,808	284,808	2,166,372	9,399,482
ClearBridge Variable Large Cap Growth Portfolio - Class II	265,745,347	(4,303,550)	29,558,539	40,271,445	65,526,434	(12,955,451)	(12,955,451)	52,570,983	318,316,330
ClearBridge Variable Mid Cap Portfolio - Class I	1,650,385	2,347	41,817	86,989	131,153	(67,939)	(67,939)	63,214	1,713,599
ClearBridge Variable Mid Cap Portfolio - Class II	59,532,745	(540,831)	2,059,205	3,267,399	4,785,773	(5,100,274)	(5,100,274)	(314,501)	59,218,244
Columbia VP Commodity Strategy Fund - Class 1	1,451,831	72,996	(98,594)	166,897	141,299	663,596	663,596	804,895	2,256,726
Columbia VP Commodity Strategy Fund - Class 2	5,996,355	152,193	(720,768)	902,776	334,201	(355,291)	(355,291)	(21,090)	5,975,265
Columbia VP Emerging Markets Bond Fund - Class 1	916,240	47,178	(8,194)	18,047	57,031	29,008	29,008	86,039	1,002,279
Columbia VP Emerging Markets Bond Fund - Class 2	2,753,193	146,100	(41,099)	69,126	174,127	877,862	877,862	1,051,989	3,805,182
Columbia VP Strategic Income Fund - Class 1	2,580,514	131,830	(141,301)	128,040	118,569	147,106	147,106	265,675	2,846,189
Columbia VP Strategic Income Fund - Class 2	16,269,280	619,218	(258,324)	262,777	623,671	2,785,180	2,785,180	3,408,851	19,678,131
Delaware VIP® International Series - Standard Class	57,644	954	(5,773)	6,156	1,337	(58,981)	(58,981)	(57,644)	—
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,699,809	115,808	(14,875)	82,953	183,886	908,744	908,744	1,092,630	3,792,439
DWS Alternative Asset Allocation VIP Portfolio - Class B	37,394,851	629,500	(200,367)	904,922	1,334,055	(3,622,654)	(3,622,654)	(2,288,599)	35,106,252
DWS Equity 500 Index VIP Portfolio - Class A	6,263,159	(30,599)	681,553	726,558	1,377,512	(458,222)	(458,222)	919,290	7,182,449
DWS Small Cap Index VIP Portfolio - Class A	2,057,208	(8,074)	64,474	121,192	177,592	(263,840)	(263,840)	(86,248)	1,970,960
Eaton Vance VT Floating-Rate Income Fund - ADV Class	4,670,757	298,586	(29,163)	6,853	276,276	(1,334,110)	(1,334,110)	(1,057,834)	3,612,923
Eaton Vance VT Floating-Rate Income Fund - Initial Class	36,192,880	2,464,049	(246,494)	24,537	2,242,092	(2,011,591)	(2,011,591)	230,501	36,423,381
Fidelity® VIP Balanced Portfolio - Initial Class	11,413,908	196,897	608,847	994,390	1,800,134	1,289,019	1,289,019	3,089,153	14,503,061
Fidelity® VIP Balanced Portfolio - Service Class 2	393,667,797	2,160,218	19,074,805	38,390,347	59,625,370	129,696,594	129,696,594	189,321,964	582,989,761
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	—	(2)	(217)	(624)	(843)	10,967	10,967	10,124	10,124
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	155,976	(3,635)	9,106	72,683	78,154	489,045	489,045	567,199	723,175
Fidelity® VIP Consumer Staples Portfolio - Initial Class	—	415	371	(1,216)	(430)	53,619	53,619	53,189	53,189
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	224,067	8,833	5,427	(11,197)	3,063	416,805	416,805	419,868	643,935
Fidelity® VIP Contrafund® Portfolio - Initial Class	8,384,696	(20,230)	1,886,747	920,181	2,786,698	1,207,385	1,207,385	3,994,083	12,378,779
Fidelity® VIP Contrafund® Portfolio - Service Class	—	(1,329)	22,953	(12,787)	8,837	197,406	197,406	206,243	206,243
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,363,676,490	(23,584,944)	306,330,670	133,106,900	415,852,626	(117,180,865)	(117,180,865)	298,671,761	1,662,348,251
Fidelity® VIP Financials Portfolio - Initial Class	78,229	763	3,654	(9,349)	(4,932)	88,505	88,505	83,573	161,802
Fidelity® VIP Financials Portfolio - Service Class 2	77,825	17,624	60,810	146,819	225,253	1,991,400	1,991,400	2,216,653	2,294,478
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	709,266	6,475	(6,546)	41,627	41,556	(293,965)	(293,965)	(252,409)	456,857
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	25,844,162	203,867	6,782	1,573,176	1,783,825	(662,528)	(662,528)	1,121,297	26,965,459
Fidelity® VIP Growth Portfolio - Initial Class	10,365,745	(111,481)	3,400,228	(293,017)	2,995,730	(707,737)	(707,737)	2,287,993	12,653,738
Fidelity® VIP Growth Portfolio - Service Class 2	367,880,930	(6,229,542)	124,502,317	(13,699,748)	104,573,027	4,376,294	4,376,294	108,949,321	476,830,251
Fidelity® VIP Mid Cap Portfolio - Initial Class	4,139,797	9,356	762,884	(31,110)	741,130	673,654	673,654	1,414,784	5,554,581
Fidelity® VIP Mid Cap Portfolio - Service Class 2	581,821,216	(7,206,354)	98,458,339	(3,384,746)	87,867,239	(26,091,223)	(26,091,223)	61,776,016	643,597,232
Fidelity® VIP Strategic Income Portfolio - Initial Class	6,727,003	323,975	(33,660)	91,425	381,740	4,105,051	4,105,051	4,486,791	11,213,794
Fidelity® VIP Strategic Income Portfolio - Service Class 2	35,539,014	1,187,771	(131,162)	824,753	1,881,362	8,418,385	8,418,385	10,299,747	45,838,761
Fidelity® VIP Technology Portfolio - Initial Class	571,536	(2,686)	78,940	67,150	143,404	156,785	156,785	300,189	871,725
Fidelity® VIP Technology Portfolio - Service Class 2	4,876,056	(119,425)	806,696	1,896,290	2,583,561	9,765,706	9,765,706	12,349,267	17,225,323
First Trust Capital Strength Hedged Equity Portfolio - Class I	1,720,443	(21,184)	24,775	(30,818)	(27,227)	5,459,017	5,459,017	5,431,790	7,152,233
First Trust Capital Strength Portfolio - Class I	111,584,154	(645,604)	11,753,060	(853,687)	10,253,769	28,392,974	28,392,974	38,646,743	150,230,897
First Trust Capital Strength Portfolio - Class II	1,203,409	(749)	130,984	(87,386)	42,849	(1,246,258)	(1,246,258)	(1,203,409)	—
First Trust Dorsey Wright Tactical Core Portfolio - Class I	9,868,906	(22,859)	8,484	1,113,466	1,099,091	(727,893)	(727,893)	371,198	10,240,104
First Trust Dorsey Wright Tactical Core Portfolio - Class II	271,247	(138)	(28,053)	39,626	11,435	(282,682)	(282,682)	(271,247)	—
First Trust Growth Strength Portfolio - Class I	6,486,076	(155,145)	1,972,466	(687,062)	1,130,259	10,524,821	10,524,821	11,655,080	18,141,156
First Trust International Developed Capital Strength Portfolio - Class I	9,605,680	90,170	590,234	(984,519)	(304,115)	12,200,791	12,200,791	11,896,676	21,502,356
First Trust International Developed Capital Strength Portfolio - Class II	364,296	(219)	25,373	(20,207)	4,947	(369,243)	(369,243)	(364,296)	—
First Trust Multi Income Allocation Portfolio - Class I	8,423,418	376,705	406,969	201	783,875	2,327,717	2,327,717	3,111,592	11,535,010
First Trust Multi Income Allocation Portfolio - Class II	33,226	(14)	(1,494)	1,592	84	(33,310)	(33,310)	(33,226)	—
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	182,881,807	1,611,671	1,647,223	4,673,332	7,932,226	(8,600,273)	(8,600,273)	(668,047)	182,213,760
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	1,631,529	(936)	(92,629)	96,847	3,282	(1,634,811)	(1,634,811)	(1,631,529)	—
Franklin Allocation VIP Fund - Class 1	—	3,980	731	15,847	20,558	215,570	215,570	236,128	236,128
Franklin Allocation VIP Fund - Class 4	22,355,671	116,557	(62,393)	1,661,638	1,715,802	3,157,421	3,157,421	4,873,223	27,228,894
Franklin Income VIP Fund - Class 1	1,061,835	52,234	(6,997)	27,010	72,247	80,051	80,051	152,298	1,214,133
Franklin Income VIP Fund - Class 2	350,550,127	12,413,169	(704,191)	6,897,792	18,606,770	(43,423,548)	(43,423,548)	(24,816,778)	325,733,349
Franklin Income VIP Fund - Class 4	165,950,900	6,115,884	(179,118)	3,357,118	9,293,884	10,801,083	10,801,083	20,094,967	186,045,867
Franklin Multi-Asset Variable Conservative Growth - Class I	95,191	1,948	1,367	8,081	11,396	(1,553)	(1,553)	9,843	105,034
Franklin Multi-Asset Variable Conservative Growth - Class II	16,855,550	182,919	735,126	816,276	1,734,321	(67,128)	(67,128)	1,667,193	18,522,743
Franklin Mutual Shares VIP Fund - Class 1	808,979	12,464	10,971	63,823	87,258	(97,564)	(97,564)	(10,306)	798,673
Franklin Mutual Shares VIP Fund - Class 2	470,398,016	3,358,890	9,892,138	31,637,342	44,888,370	(82,279,788)	(82,279,788)	(37,391,418)	433,006,598
Franklin Mutual Shares VIP Fund - Class 4	46,010,219	247,304	776,871	3,374,688	4,398,863	(1,643,006)	(1,643,006)	2,755,857	48,766,076
Franklin Rising Dividends VIP Fund - Class 1	3,325,990	25,334	150,160	135,088	310,582	183,195	183,195	493,777	3,819,767
Franklin Rising Dividends VIP Fund - Class 4	60,136,086	(100,336)	3,373,202	2,204,019	5,476,885	4,869,102	4,869,102	10,345,987	70,482,073
Franklin Small Cap Value VIP Fund - Class 1	2,511,310	14,019	59,723	189,778	263,520	(445,500)	(445,500)	(181,980)	2,329,330
Franklin Small Cap Value VIP Fund - Class 4	22,504,906	(38,409)	524,315	1,907,079	2,392,985	2,560,978	2,560,978	4,953,963	27,458,869
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,323,623	(9,785)	(28,764)	265,624	227,075	(547,893)	(547,893)	(320,818)	2,002,805
Franklin Small-Mid Cap Growth VIP Fund - Class 4	15,154,249	(167,969)	(94,988)	1,898,494	1,635,537	(1,102,698)	(1,102,698)	532,839	15,687,088
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	544,914	23,348	1	(1)	23,348	(211,216)	(211,216)	(187,868)	357,046
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,894,075	668,781	1	—	668,782	1,347,536	1,347,536	2,016,318	18,910,393
Goldman Sachs VIT Large Cap Value Fund - Service Shares	113,292,913	109,633	13,164,942	3,417,403	16,691,978	(23,430,260)	(23,430,260)	(6,738,282)	106,554,631
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	3,579,702	65,204	(16,413)	28,475	77,266	625,109	625,109	702,375	4,282,077
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	1,642,395	93,487	(4,057)	11,119	100,549	1,779,889	1,779,889	1,880,438	3,522,833
Guggenheim VT Long Short Equity	5,876,391	(19,475)	894,044	(459,573)	414,996	(6,291,387)	(6,291,387)	(5,876,391)	—
Guggenheim VT Multi-Hedge Strategies	9,188,611	470,651	129	(985,987)	(515,207)	1,869,542	1,869,542	1,354,335	10,542,946
Hartford Capital Appreciation HLS Fund - Class IA	103,219	465	4,974	15,952	21,391	170	170	21,561	124,780
Hartford Capital Appreciation HLS Fund - Class IC	13,708,113	(143,884)	847,025	1,901,499	2,604,640	(825,959)	(825,959)	1,778,681	15,486,794
Invesco V.I. American Franchise Fund - Series I Shares	2,107,187	(33,923)	103,264	599,151	668,492	(327,063)	(327,063)	341,429	2,448,616
Invesco V.I. American Franchise Fund - Series II Shares	654,952	(11,928)	17,153	197,538	202,763	(54,591)	(54,591)	148,172	803,124
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	753,773	10,295	(75,433)	94,969	29,831	(597,424)	(597,424)	(567,593)	186,180
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	9,837,101	439,762	(206,302)	16,054	249,514	(998,178)	(998,178)	(748,664)	9,088,437
Invesco V.I. Comstock Fund - Series I Shares	2,377,803	30,477	186,950	102,813	320,240	(184,889)	(184,889)	135,351	2,513,154
Invesco V.I. Comstock Fund - Series II Shares	28,809,042	265,265	2,905,666	898,635	4,069,566	2,164,446	2,164,446	6,234,012	35,043,054
Invesco V.I. Core Equity Fund - Series I Shares	4,937,648	(41,814)	547,044	642,711	1,147,941	(450,852)	(450,852)	697,089	5,634,737
Invesco V.I. Core Equity Fund - Series II Shares	1,044,863	(12,474)	130,512	117,207	235,245	(185,641)	(185,641)	49,604	1,094,467
Invesco V.I. Diversified Dividend Fund - Series I Shares	973,813	21,727	64,894	52,848	139,469	484,276	484,276	623,745	1,597,558
Invesco V.I. Diversified Dividend Fund - Series II Shares	22,320,400	131,717	899,329	1,449,047	2,480,093	(1,274,660)	(1,274,660)	1,205,433	23,525,833
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	6,223,754	59,968	329,289	299,253	688,510	(1,239,983)	(1,239,983)	(551,473)	5,672,281
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	293,299,332	(241,686)	17,849,538	13,801,841	31,409,693	(25,897,500)	(25,897,500)	5,512,193	298,811,525
Invesco V.I. Equity and Income Fund - Series I Shares	912,250	14,761	32,160	63,541	110,462	(33,748)	(33,748)	76,714	988,964
Invesco V.I. Equity and Income Fund - Series II Shares	17,716,836	107,507	761,605	1,013,628	1,882,740	(331,152)	(331,152)	1,551,588	19,268,424
Invesco V.I. EQV International Equity Fund - Series I Shares	2,268,440	8,957	30,110	(37,940)	1,127	(409,017)	(409,017)	(407,890)	1,860,550
Invesco V.I. EQV International Equity Fund - Series II Shares	79,236,649	69,464	220,854	(1,023,608)	(733,290)	(2,816,492)	(2,816,492)	(3,549,782)	75,686,867
Invesco V.I. Global Fund - Series II Shares	6,444,926	(63,538)	550,139	411,710	898,311	(1,460,899)	(1,460,899)	(562,588)	5,882,338
Invesco V.I. International Growth Fund - Series I Shares	1,187,217	2,304	50,964	(75,915)	(22,647)	(89,724)	(89,724)	(112,371)	1,074,846
Invesco V.I. International Growth Fund - Series II Shares	15,560,406	(110,763)	705,749	(988,226)	(393,240)	(1,148,447)	(1,148,447)	(1,541,687)	14,018,719
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	3,225,510	(14,056)	182,789	208,694	377,427	(218,457)	(218,457)	158,970	3,384,480
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	28,426,946	(339,452)	1,746,617	1,750,927	3,158,092	3,975,752	3,975,752	7,133,844	35,560,790
Janus Henderson Balanced Portfolio - Service Shares	11,427,197	18,433	1,075,904	472,716	1,567,053	(1,235,881)	(1,235,881)	331,172	11,758,369
Janus Henderson Enterprise Portfolio - Service Shares	5,120,310	(53,310)	437,889	263,926	648,505	(1,058,252)	(1,058,252)	(409,747)	4,710,563
Janus Henderson Global Research Portfolio - Service Shares	501,264	(5,691)	48,585	55,180	98,074	(17,326)	(17,326)	80,748	582,012
Lincoln Hedged Nasdaq-100 Fund - Service Class	784,648	(23,148)	273,461	(3,733)	246,580	2,893,553	2,893,553	3,140,133	3,924,781
Lincoln Hedged Nasdaq-100 Fund - Standard Class	—	(947)	31,695	(1,469)	29,279	480,279	480,279	509,558	509,558
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	932,025	(4,268)	153,996	(71,659)	78,069	(1,010,094)	(1,010,094)	(932,025)	—
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	164,949	(860)	22,750	(10,871)	11,019	(175,968)	(175,968)	(164,949)	—
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	1,176,449	(5,139)	197,196	(93,815)	98,242	(1,274,691)	(1,274,691)	(1,176,449)	—
Lincoln Hedged S&P 500 Conservative Fund - Service Class	3,934,954	(68,003)	1,049,203	(314,222)	666,978	7,960,608	7,960,608	8,627,586	12,562,540
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	—	33	2,123	(1,404)	752	29,649	29,649	30,401	30,401
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	2,817,765	(11,023)	289,332	(139,726)	138,583	(2,956,348)	(2,956,348)	(2,817,765)	—
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	2,045,998	(11,727)	218,109	(104,390)	101,992	(2,147,990)	(2,147,990)	(2,045,998)	—
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	2,407,056	(12,523)	291,144	(141,015)	137,606	(2,544,662)	(2,544,662)	(2,407,056)	—
Lincoln Hedged S&P 500 Fund - Service Class	3,145,910	(55,459)	1,132,611	(238,611)	838,541	11,821,514	11,821,514	12,660,055	15,805,965
Lincoln Hedged S&P 500 Fund - Standard Class	—	287	7,309	(4,724)	2,872	122,219	122,219	125,091	125,091
Lincoln Hedged S&P 500 Fund 2 - Service Class	2,114,806	(8,880)	228,109	(101,087)	118,142	(2,232,948)	(2,232,948)	(2,114,806)	—
Lincoln Hedged S&P 500 Fund 3 - Service Class	2,272,123	(12,573)	335,141	(163,146)	159,422	(2,431,545)	(2,431,545)	(2,272,123)	—
Lincoln Hedged S&P 500 Fund 4 - Service Class	1,990,365	(10,171)	251,101	(88,807)	152,123	(2,142,488)	(2,142,488)	(1,990,365)	—
Lincoln Opportunistic Hedged Equity Fund - Service Class	256,717	(17,966)	265,656	(117,231)	130,459	2,661,016	2,661,016	2,791,475	3,048,192
Lincoln Opportunistic Hedged Equity Fund - Standard Class	—	62	17,046	(10,043)	7,065	128,160	128,160	135,225	135,225
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	41,923,199	2,125,664	(600,579)	778,064	2,303,149	2,095,083	2,095,083	4,398,232	46,321,431
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	20,165,497	(155,597)	(2,345,924)	6,079,750	3,578,229	(6,002,393)	(6,002,393)	(2,424,164)	17,741,333
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	10,389,483	(30,538)	795,067	756,101	1,520,630	(1,711,645)	(1,711,645)	(191,015)	10,198,468
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	48,153,162	1,772,386	(457,060)	621,684	1,937,010	(347,936)	(347,936)	1,589,074	49,742,236
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	347,005,753	(5,267,335)	24,610,736	59,227,918	78,571,319	(58,992,109)	(58,992,109)	19,579,210	366,584,963
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	7,056,701	(32,528)	203,529	1,552,597	1,723,598	(648,267)	(648,267)	1,075,331	8,132,032
LVIP American Balanced Allocation Fund - Service Class	87,669,960	1,032,741	(1,087,185)	8,470,299	8,415,855	4,419,216	4,419,216	12,835,071	100,505,031
LVIP American Balanced Allocation Fund - Standard Class	15,247,086	315,494	(103,413)	1,364,014	1,576,095	(379,604)	(379,604)	1,196,491	16,443,577
LVIP American Century Balanced Fund - Service Class	136,107,489	526,456	1,396,468	11,808,207	13,731,131	(8,007,688)	(8,007,688)	5,723,443	141,830,932
LVIP American Century Balanced Fund - Standard Class II	1,108,604	12,605	42,230	52,174	107,009	(410,550)	(410,550)	(303,541)	805,063
LVIP American Century Capital Appreciation Fund - Service Class	—	(40,809)	367,528	804,925	1,131,644	8,320,040	8,320,040	9,451,684	9,451,684
LVIP American Century Capital Appreciation Fund - Standard Class II	—	(237)	15,381	1,322	16,466	143,258	143,258	159,724	159,724
LVIP American Century Disciplined Core Value Fund - Service Class	—	3,349	1,442	(3,290)	1,501	1,090,729	1,090,729	1,092,230	1,092,230
LVIP American Century Disciplined Core Value Fund - Standard Class II	—	415	(2)	(1,445)	(1,032)	47,897	47,897	46,865	46,865
LVIP American Century Inflation Protection Fund - Service Class	15,844	125,589	21,937	(190,878)	(43,352)	5,188,020	5,188,020	5,144,668	5,160,512
LVIP American Century Inflation Protection Fund - Standard Class II	—	160	—	(611)	(451)	32,583	32,583	32,132	32,132
LVIP American Century International Fund - Service Class	—	1,243	(515)	(63,111)	(62,383)	1,325,996	1,325,996	1,263,613	1,263,613
LVIP American Century International Fund - Standard Class II	—	16	(476)	(4,313)	(4,773)	91,054	91,054	86,281	86,281
LVIP American Century Large Company Value Fund - Service Class	107,350,285	1,063,298	3,443,031	4,892,827	9,399,156	(3,301,993)	(3,301,993)	6,097,163	113,447,448
LVIP American Century Large Company Value Fund - Standard Class II	6,628,050	152,714	277,249	270,652	700,615	168,213	168,213	868,828	7,496,878
LVIP American Century Mid Cap Value Fund - Service Class	—	40,800	51,775	(120,526)	(27,951)	3,400,229	3,400,229	3,372,278	3,372,278
LVIP American Century Mid Cap Value Fund - Standard Class II	—	2,488	2,365	(5,684)	(831)	173,294	173,294	172,463	172,463
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	474,191,340	421,439	29,023,888	15,816,813	45,262,140	(61,787,360)	(61,787,360)	(16,525,220)	457,666,120
LVIP American Century Ultra® Fund - Service Class	—	(1,805,268)	6,378,914	21,603,547	26,177,193	401,134,029	401,134,029	427,311,222	427,311,222
LVIP American Century Ultra® Fund - Standard Class	—	(7,309)	25,401	274,600	292,692	5,253,706	5,253,706	5,546,398	5,546,398
LVIP American Century Ultra® Fund - Standard Class II	—	(2)	(76)	—	(78)	78	78	—	—
LVIP American Century Value Fund - Service Class	—	61,066	32,714	(159,262)	(65,482)	3,953,144	3,953,144	3,887,662	3,887,662
LVIP American Century Value Fund - Standard Class II	—	3,310	1,459	(13,912)	(9,143)	272,623	272,623	263,480	263,480
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	30,242,075	250,929	(303,676)	2,296,887	2,244,140	(3,657,481)	(3,657,481)	(1,413,341)	28,828,734
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	423,583	8,404	939	28,059	37,402	(15,732)	(15,732)	21,670	445,253
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	68,870,221	164,300	(1,174,500)	7,596,997	6,586,797	(12,555,262)	(12,555,262)	(5,968,465)	62,901,756
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	431,478	7,206	(1,049)	43,087	49,244	(9,514)	(9,514)	39,730	471,208
LVIP American Global Growth Fund - Service Class II	319,973,427	(1,066,411)	33,586,394	3,929,715	36,449,698	(19,078,604)	(19,078,604)	17,371,094	337,344,521
LVIP American Global Small Capitalization Fund - Service Class II	56,857,895	160,419	(2,625,834)	2,720,397	254,982	(5,439,256)	(5,439,256)	(5,184,274)	51,673,621
LVIP American Growth Allocation Fund - Service Class	58,581,389	588,331	(813,663)	6,602,260	6,376,928	6,466,290	6,466,290	12,843,218	71,424,607
LVIP American Growth Allocation Fund - Standard Class	8,652,574	156,619	(27,808)	803,290	932,101	(600,841)	(600,841)	331,260	8,983,834
LVIP American Growth Fund - Service Class II	1,668,923,503	(27,628,617)	128,624,067	391,436,487	492,431,937	75,316,635	75,316,635	567,748,572	2,236,672,075
LVIP American Growth-Income Fund - Service Class II	1,283,393,295	(8,974,476)	105,372,048	185,574,625	281,972,197	48,737,511	48,737,511	330,709,708	1,614,103,003
LVIP American Income Allocation Fund - Standard Class	91,712	1,085	(3,739)	7,601	4,947	(20,839)	(20,839)	(15,892)	75,820
LVIP American International Fund - Service Class II	276,896,271	(1,914,341)	(1,802,586)	7,996,380	4,279,453	(20,514,110)	(20,514,110)	(16,234,657)	260,661,614
LVIP American Preservation Fund - Service Class	14,882,552	651,644	(176,210)	(212,379)	263,055	6,154,335	6,154,335	6,417,390	21,299,942
LVIP American Preservation Fund - Standard Class	248,620	7,232	(4,000)	3,033	6,265	(37,238)	(37,238)	(30,973)	217,647
LVIP Baron Growth Opportunities Fund - Service Class	311,099,401	(3,873,448)	13,912,814	2,802,360	12,841,726	(10,563,516)	(10,563,516)	2,278,210	313,377,611
LVIP Baron Growth Opportunities Fund - Standard Class	2,077,958	(272)	82,966	3,640	86,334	(295,928)	(295,928)	(209,594)	1,868,364
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,358,929,661	12,283,607	94,904,299	19,098,646	126,286,552	(181,785,625)	(181,785,625)	(55,499,073)	1,303,430,588
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	331,365	13,344	35,856	4,618	53,818	179,744	179,744	233,562	564,927
LVIP BlackRock Equity Dividend Fund - Service Class	249,472,634	(134,526)	8,858,937	4,290,973	13,015,384	(36,448,378)	(36,448,378)	(23,432,994)	226,039,640
LVIP BlackRock Equity Dividend Fund - Standard Class	4,520,756	11,313	144,255	108,971	264,539	(801,416)	(801,416)	(536,877)	3,983,879
LVIP BlackRock Global Allocation Fund - Service Class	824,735,062	(4,955,196)	30,125,768	33,938,666	59,109,238	(111,378,380)	(111,378,380)	(52,269,142)	772,465,920
LVIP BlackRock Global Allocation Fund - Standard Class	7,921,170	72,889	324,913	319,936	717,738	(329,410)	(329,410)	388,328	8,309,498
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	624,399,724	8,386,635	8,663,615	27,730,454	44,780,704	(87,480,496)	(87,480,496)	(42,699,792)	581,699,932
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	61,572	1,252	342	3,282	4,876	(2,775)	(2,775)	2,101	63,673
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	365,013,135	1,458,423	5,431,713	25,567,524	32,457,660	(41,475,970)	(41,475,970)	(9,018,310)	355,994,825
LVIP BlackRock Inflation Protected Bond Fund - Service Class	764,938,267	15,712,636	(11,431,539)	1,863,015	6,144,112	(34,649,520)	(34,649,520)	(28,505,408)	736,432,859
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	10,645,760	411,853	(143,223)	(30,838)	237,792	1,212,921	1,212,921	1,450,713	12,096,473
LVIP BlackRock Real Estate Fund - Service Class	72,876,161	685,965	(1,788,873)	1,092,687	(10,221)	(6,455,087)	(6,455,087)	(6,465,308)	66,410,853
LVIP BlackRock Real Estate Fund - Standard Class	2,358,390	67,957	(97,360)	57,288	27,885	154,225	154,225	182,110	2,540,500
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	528,771,830	417,875	11,566,854	45,559,112	57,543,841	(52,849,777)	(52,849,777)	4,694,064	533,465,894
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	—	87	36	716	839	5,905	5,905	6,744	6,744
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,255,836,680	(20,407,813)	155,712,699	196,576,730	331,881,616	(213,523,554)	(213,523,554)	118,358,062	1,374,194,742
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,081,833	(49,250)	313,791	260,227	524,768	(329,375)	(329,375)	195,393	2,277,226
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	721,748,081	(11,125,973)	82,563,218	46,390,657	117,827,902	(134,225,581)	(134,225,581)	(16,397,679)	705,350,402
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	129,794	(1,206)	11,287	12,885	22,966	(10,379)	(10,379)	12,587	142,381
LVIP Channing Small Cap Value Fund - Service Class	6,179,335	(75,478)	357,187	532,543	814,252	5,678,565	5,678,565	6,492,817	12,672,152
LVIP Channing Small Cap Value Fund - Standard Class	624,473	4,487	106,323	80,081	190,891	968,191	968,191	1,159,082	1,783,555
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	450,655,021	(4,890,891)	51,364,190	36,031,702	82,505,001	(97,387,700)	(97,387,700)	(14,882,699)	435,772,322
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	75,708	(35)	7,235	8,341	15,541	(9,488)	(9,488)	6,053	81,761
LVIP Dimensional International Core Equity Fund - Service Class	158,867,687	1,065,001	3,038,302	(1,919,922)	2,183,381	1,152,951	1,152,951	3,336,332	162,204,019
LVIP Dimensional International Core Equity Fund - Standard Class	19,428,186	397,911	415,376	(385,114)	428,173	1,273,008	1,273,008	1,701,181	21,129,367
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	511,045,511	5,009,608	7,649,299	3,137,886	15,796,793	(33,791,736)	(33,791,736)	(17,994,943)	493,050,568
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,371,091	61,075	75,034	(11,734)	124,375	275,307	275,307	399,682	2,770,773
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	269,002,589	(1,981,398)	25,105,131	25,555,112	48,678,845	(20,077,414)	(20,077,414)	28,601,431	297,604,020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	26,243,562	157,831	2,587,572	2,455,617	5,201,020	(1,069,233)	(1,069,233)	4,131,787	30,375,349
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	179,673,779	(1,208,198)	17,702,799	11,836,116	28,330,717	(15,828,905)	(15,828,905)	12,501,812	192,175,591
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	21,307,083	148,438	2,178,599	1,588,953	3,915,990	1,474,563	1,474,563	5,390,553	26,697,636
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	873,827,170	(3,747,103)	108,055,025	46,469,589	150,777,511	(180,622,254)	(180,622,254)	(29,844,743)	843,982,427
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	6,144,800	43,584	643,502	432,291	1,119,377	(1,307,747)	(1,307,747)	(188,370)	5,956,430
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	451,285,229	36,783,107	45,921,289	24,957,582	107,661,978	(79,312,813)	(79,312,813)	28,349,165	479,634,394
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	75,847	7,246	6,910	4,925	19,081	(13,211)	(13,211)	5,870	81,717
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	1,769,055,058	42,799,602	(28,856,125)	(10,424,624)	3,518,853	(18,629,707)	(18,629,707)	(15,110,854)	1,753,944,204
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	18,563,830	451,364	(1,217,366)	871,004	105,002	(6,226,560)	(6,226,560)	(6,121,558)	12,442,272
LVIP Franklin Templeton Core Bond Fund - Service Class	3,791,316,692	125,791,380	(41,854,675)	(86,701,366)	(2,764,661)	166,207,581	166,207,581	163,442,920	3,954,759,612
LVIP Franklin Templeton Core Bond Fund - Standard Class	48,443,545	1,479,738	(1,320,272)	(158,979)	487	(4,109,443)	(4,109,443)	(4,108,956)	44,334,589
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	818,775,419	(2,174,592)	67,929,586	17,578,088	83,333,082	(113,907,191)	(113,907,191)	(30,574,109)	788,201,310
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	12,134	(40)	2,140	(341)	1,759	(13,893)	(13,893)	(12,134)	—
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	116,294,629	1,590,840	(2,040,739)	8,463,492	8,013,593	(15,063,897)	(15,063,897)	(7,050,304)	109,244,325
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	4,067,282	124,896	(52,835)	235,495	307,556	(74,375)	(74,375)	233,181	4,300,463
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	116,309,335	2,120,918	1,818,088	(1,571,904)	2,367,102	(9,629,279)	(9,629,279)	(7,262,177)	109,047,158
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	1,924,490	78,076	19,296	(41,021)	56,351	239,619	239,619	295,970	2,220,460
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	298,155,270	(2,668,328)	26,406,071	47,959,383	71,697,126	(53,941,048)	(53,941,048)	17,756,078	315,911,348
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	5,891,884	28,360	517,510	990,266	1,536,136	(219,379)	(219,379)	1,316,757	7,208,641
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	174,367,780	(1,128,870)	323,117	19,144,413	18,338,660	(19,440,768)	(19,440,768)	(1,102,108)	173,265,672
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,911,639	43,714	32,357	914,036	990,107	(64,595)	(64,595)	925,512	8,837,151
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	249,152,066	3,844,756	1,090,691	21,823,387	26,758,834	22,812,710	22,812,710	49,571,544	298,723,610
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2,557,503	56,421	19,923	222,686	299,030	46,524	46,524	345,554	2,903,057
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	663,532,175	8,839,321	(5,706,110)	32,635,158	35,768,369	(95,463,370)	(95,463,370)	(59,695,001)	603,837,174
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,159,259	64,608	6,887	80,221	151,716	(87,222)	(87,222)	64,494	2,223,753
LVIP Global Growth Allocation Managed Risk Fund - Service Class	5,286,247,466	59,823,457	52,846,845	357,069,435	469,739,737	(773,999,302)	(773,999,302)	(304,259,565)	4,981,987,901
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,413,515	230,832	20,285	788,974	1,040,091	(875,325)	(875,325)	164,766	10,578,281
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	4,282,683,667	53,964,662	33,841,786	256,233,388	344,039,836	(564,142,067)	(564,142,067)	(220,102,231)	4,062,581,436
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,638,499	92,158	14,588	237,211	343,957	201,365	201,365	545,322	4,183,821
LVIP Government Money Market Fund - Service Class	703,473,876	29,319,230	33,150	116	29,352,496	284,992,564	284,992,564	314,345,060	1,017,818,936
LVIP Government Money Market Fund - Standard Class	46,939,499	1,930,888	1,705	9	1,932,602	4,522,112	4,522,112	6,454,714	53,394,213
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	400,834,090	38,422	29,279,586	11,966,440	41,284,448	(68,587,931)	(68,587,931)	(27,303,483)	373,530,607
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	85,840	965	4,843	4,360	10,168	(3,548)	(3,548)	6,620	92,460
LVIP JPMorgan Core Bond Fund - Service Class	286,276,763	13,447,245	(1,853,438)	(12,381,039)	(787,232)	166,034,675	166,034,675	165,247,443	451,524,206
LVIP JPMorgan Core Bond Fund - Standard Class	9,845,813	586,434	(159,483)	(359,583)	67,368	4,791,857	4,791,857	4,859,225	14,705,038
LVIP JPMorgan High Yield Fund - Service Class	187,519,575	10,547,365	(1,021,533)	2,237,773	11,763,605	(812,726)	(812,726)	10,950,879	198,470,454
LVIP JPMorgan High Yield Fund - Standard Class	5,351,898	481,910	(31,649)	(9,126)	441,135	1,694,091	1,694,091	2,135,226	7,487,124
LVIP JPMorgan Mid Cap Value Fund - Service Class	4,244,704	68,318	2,198,260	(1,273,191)	993,387	15,711,464	15,711,464	16,704,851	20,949,555
LVIP JPMorgan Mid Cap Value Fund - Standard Class	473,875	10,897	177,121	(107,681)	80,337	699,811	699,811	780,148	1,254,023
LVIP JPMorgan Retirement Income Fund - Service Class	19,821,369	281,462	128,731	759,838	1,170,031	(578,920)	(578,920)	591,111	20,412,480
LVIP JPMorgan Retirement Income Fund - Standard Class	1,211,703	35,087	(485)	55,072	89,674	16,811	16,811	106,485	1,318,188
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	496,658,132	(2,644,179)	41,350,558	24,030,015	62,736,394	(97,466,247)	(97,466,247)	(34,729,853)	461,928,279
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	163,570	648	10,858	11,135	22,641	(23,808)	(23,808)	(1,167)	162,403
LVIP JPMorgan Short Duration Bond Fund - Service Class	913,334,220	21,173,205	(4,597,297)	7,148,409	23,724,317	(34,462,750)	(34,462,750)	(10,738,433)	902,595,787
LVIP JPMorgan Short Duration Bond Fund - Standard Class	3,535,915	126,012	(7,637)	11,700	130,075	415,758	415,758	545,833	4,081,748
LVIP JPMorgan Small Cap Core Fund - Service Class	7,148,385	(52,538)	756,960	518,473	1,222,895	33,790,707	33,790,707	35,013,602	42,161,987
LVIP JPMorgan Small Cap Core Fund - Standard Class	1,604,977	2,503	194,796	(100,930)	96,369	(703,183)	(703,183)	(606,814)	998,163
LVIP JPMorgan U.S. Equity Fund - Service Class	20,152,949	(415,088)	4,073,092	4,462,478	8,120,482	61,404,728	61,404,728	69,525,210	89,678,159
LVIP JPMorgan U.S. Equity Fund - Standard Class	369,520	7,393	191,015	91,861	290,269	2,237,518	2,237,518	2,527,787	2,897,307
LVIP Loomis Sayles Global Growth Fund - Service Class	4,038,727	(40,958)	333,981	432,914	725,937	(477,016)	(477,016)	248,921	4,287,648
LVIP Loomis Sayles Global Growth Fund - Standard Class	404,940	(3,000)	17,794	75,078	89,872	166,107	166,107	255,979	660,919
LVIP Macquarie Wealth Builder Fund - Service Class	15,822,391	171,339	14,758	857,842	1,043,939	183,335	183,335	1,227,274	17,049,665
LVIP Macquarie Wealth Builder Fund - Standard Class	2,482,056	21,287	(31,760)	163,223	152,750	(283,348)	(283,348)	(130,598)	2,351,458
LVIP MFS International Growth Fund - Service Class	273,881,543	(127,469)	17,426,066	22,154	17,320,751	(2,648,596)	(2,648,596)	14,672,155	288,553,698
LVIP MFS International Growth Fund - Standard Class	2,550,345	33,267	133,741	14,790	181,798	(3,482)	(3,482)	178,316	2,728,661
LVIP MFS Value Fund - Service Class	1,046,953,880	1,979,596	110,464,590	(9,336,873)	103,107,313	(117,964,132)	(117,964,132)	(14,856,819)	1,032,097,061
LVIP MFS Value Fund - Standard Class	6,955,829	111,178	592,605	36,676	740,459	450,100	450,100	1,190,559	8,146,388
LVIP Mondrian Global Income Fund - Service Class	395,154,622	1,106,622	(11,017,034)	(16,334,580)	(26,244,992)	(13,312,333)	(13,312,333)	(39,557,325)	355,597,297
LVIP Mondrian Global Income Fund - Standard Class	1,141,337	37,714	(21,863)	(80,668)	(64,817)	1,035,515	1,035,515	970,698	2,112,035
LVIP Mondrian International Value Fund - Service Class	229,317,225	3,612,433	7,043,642	(2,855,308)	7,800,767	(8,717,041)	(8,717,041)	(916,274)	228,400,951
LVIP Mondrian International Value Fund - Standard Class	7,532,718	116,637	209,169	(73,251)	252,555	(812,512)	(812,512)	(559,957)	6,972,761
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	86,242,089	(519,036)	9,175,621	3,418,839	12,075,424	(12,131,525)	(12,131,525)	(56,101)	86,185,988
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	36,525	—	28,809	1,080	29,889	(13,950)	(13,950)	15,939	52,464
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	559,666,959	1,501,588	28,965,336	3,980,315	34,447,239	(50,679,326)	(50,679,326)	(16,232,087)	543,434,872
LVIP Nomura Diversified Floating Rate Fund - Service Class	652,351,799	21,460,979	(122,909)	6,189,382	27,527,452	10,648,812	10,648,812	38,176,264	690,528,063
LVIP Nomura Diversified Floating Rate Fund - Standard Class	5,017,699	191,821	42,678	50,620	285,119	(700,370)	(700,370)	(415,251)	4,602,448
LVIP Nomura High Yield Fund - Service Class	77,051,779	3,367,054	(1,767,654)	1,842,103	3,441,503	(3,847,074)	(3,847,074)	(405,571)	76,646,208
LVIP Nomura High Yield Fund - Standard Class	2,278,412	132,321	(26,786)	20,418	125,953	51,670	51,670	177,623	2,456,035
LVIP Nomura Mid Cap Value Fund - Service Class	146,975,174	(639,608)	7,970,331	11,113,046	18,443,769	(5,851,954)	(5,851,954)	12,591,815	159,566,989
LVIP Nomura Mid Cap Value Fund - Standard Class	1,333,866	17,267	45,772	101,780	164,819	206,953	206,953	371,772	1,705,638
LVIP Nomura SMID Cap Core Fund - Service Class	157,820,039	(1,839,978)	11,217,716	10,054,510	19,432,248	(8,496,428)	(8,496,428)	10,935,820	168,755,859
LVIP Nomura SMID Cap Core Fund - Standard Class	5,344,029	(37,569)	434,257	317,606	714,294	(376,041)	(376,041)	338,253	5,682,282
LVIP Nomura Social Awareness Fund - Service Class	74,477,947	(821,536)	6,139,417	8,006,018	13,323,899	(10,920,443)	(10,920,443)	2,403,456	76,881,403
LVIP Nomura Social Awareness Fund - Standard Class	7,112,017	(48,413)	657,378	692,762	1,301,727	(1,129,989)	(1,129,989)	171,738	7,283,755
LVIP Nomura U.S. Growth Fund - Service Class	311,520,063	(3,942,773)	47,300,852	48,976,659	92,334,738	(60,288,412)	(60,288,412)	32,046,326	343,566,389
LVIP Nomura U.S. Growth Fund - Standard Class	500,235	(2,218)	164,642	(4,875)	157,549	(6,040)	(6,040)	151,509	651,744
LVIP Nomura U.S. REIT Fund - Service Class	109,266,502	1,234,220	1,122,387	3,782,547	6,139,154	(15,655,293)	(15,655,293)	(9,516,139)	99,750,363
LVIP Nomura U.S. REIT Fund - Standard Class	4,259,112	115,559	3,603	222,910	342,072	197,369	197,369	539,441	4,798,553
LVIP PIMCO Low Duration Bond Fund - Service Class	747,302,647	23,327,397	(4,177,578)	6,616,698	25,766,517	36,619,498	36,619,498	62,386,015	809,688,662
LVIP PIMCO Low Duration Bond Fund - Standard Class	12,526,400	668,144	(65,691)	83,037	685,490	3,137,134	3,137,134	3,822,624	16,349,024
LVIP SSGA Bond Index Fund - Service Class	779,033,159	12,766,950	(9,366,187)	(9,437,019)	(6,036,256)	38,092,643	38,092,643	32,056,387	811,089,546
LVIP SSGA Bond Index Fund - Standard Class	16,430,440	832,220	(268,252)	(435,924)	128,044	13,307,370	13,307,370	13,435,414	29,865,854
LVIP SSGA Conservative Index Allocation Fund - Service Class	74,220,954	828,889	897,161	1,285,151	3,011,201	(3,326,681)	(3,326,681)	(315,480)	73,905,474
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,779,086	93,950	(10,664)	146,985	230,271	(227,673)	(227,673)	2,598	4,781,684
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	14,328,413	195,329	(365,859)	865,198	694,668	337,421	337,421	1,032,089	15,360,502
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2,853,444	92,726	9,493	137,407	239,626	1,088,680	1,088,680	1,328,306	4,181,750
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	551,489,524	5,942,943	4,902,376	31,205,823	42,051,142	(80,427,967)	(80,427,967)	(38,376,825)	513,112,699
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,451,503	62,643	(346)	151,446	213,743	(200,622)	(200,622)	13,121	2,464,624
LVIP SSGA International Index Fund - Service Class	255,890,279	3,983,922	7,677,895	(8,363,584)	3,298,233	2,288,241	2,288,241	5,586,474	261,476,753
LVIP SSGA International Index Fund - Standard Class	15,838,662	474,146	292,803	(324,613)	442,336	1,255,906	1,255,906	1,698,242	17,536,904
LVIP SSGA International Managed Volatility Fund - Service Class	263,513,208	2,765,612	5,334,438	(4,654,073)	3,445,977	(30,097,059)	(30,097,059)	(26,651,082)	236,862,126
LVIP SSGA International Managed Volatility Fund - Standard Class	49,431	891	786	(903)	774	(5,381)	(5,381)	(4,607)	44,824
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	812,886,430	(4,961,537)	60,916,330	114,004,869	169,959,662	(140,120,283)	(140,120,283)	29,839,379	842,725,809
LVIP SSGA Mid-Cap Index Fund - Service Class	172,125,492	(600,951)	12,921,043	8,432,941	20,753,033	15,323,503	15,323,503	36,076,536	208,202,028
LVIP SSGA Mid-Cap Index Fund - Standard Class	16,198,867	152,902	1,306,099	834,468	2,293,469	3,701,552	3,701,552	5,995,021	22,193,888
LVIP SSGA Moderate Index Allocation Fund - Service Class	247,093,293	2,135,201	8,031,569	5,712,077	15,878,847	(13,327,607)	(13,327,607)	2,551,240	249,644,533
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,516,722	114,360	70,962	188,726	374,048	533,565	533,565	907,613	5,424,335
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	223,926,246	1,668,273	7,878,836	6,651,463	16,198,572	(7,971,162)	(7,971,162)	8,227,410	232,153,656
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,173,416	134,183	165,735	248,241	548,159	(37,511)	(37,511)	510,648	6,684,064
LVIP SSGA Nasdaq-100 Index Fund - Service Class	26,100,446	(251,748)	2,044,007	4,825,635	6,617,894	5,032,194	5,032,194	11,650,088	37,750,534
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	2,929,595	5,562	428,805	265,531	699,898	370,800	370,800	1,070,698	4,000,293
LVIP SSGA S&P 500 Index Fund - Service Class	1,806,088,970	(9,242,434)	257,798,955	160,872,938	409,429,459	93,024,049	93,024,049	502,453,508	2,308,542,478
LVIP SSGA S&P 500 Index Fund - Standard Class	136,706,343	808,999	18,528,454	12,593,795	31,931,248	681,565	681,565	32,612,813	169,319,156
LVIP SSGA Short-Term Bond Index Fund - Service Class	201,866,109	7,844,312	(149,900)	(783,975)	6,910,437	31,466,237	31,466,237	38,376,674	240,242,783
LVIP SSGA Short-Term Bond Index Fund - Standard Class	11,424,021	623,407	25,728	(61,293)	587,842	3,231,072	3,231,072	3,818,914	15,242,935
LVIP SSGA Small-Cap Index Fund - Service Class	438,860,983	562,328	25,965,782	14,656,695	41,184,805	(384,654)	(384,654)	40,800,151	479,661,134
LVIP SSGA Small-Cap Index Fund - Standard Class	18,106,890	302,692	1,039,301	772,387	2,114,380	4,563,157	4,563,157	6,677,537	24,784,427
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	600,089,817	3,864,522	14,945,696	36,172,840	54,983,058	(82,131,585)	(82,131,585)	(27,148,527)	572,941,290
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	58,179	888	2,363	2,659	5,910	(7,579)	(7,579)	(1,669)	56,510
LVIP Structured Conservative Allocation Fund - Service Class	111,245,707	1,571,284	9,251,254	(5,794,910)	5,027,628	(13,101,890)	(13,101,890)	(8,074,262)	103,171,445
LVIP Structured Conservative Allocation Fund - Standard Class	1,076,559	29,755	104,515	(64,908)	69,362	(33,610)	(33,610)	35,752	1,112,311
LVIP Structured Moderate Allocation Fund - Service Class	507,683,994	8,129,196	68,515,184	(40,043,526)	36,600,854	(64,840,172)	(64,840,172)	(28,239,318)	479,444,676
LVIP Structured Moderate Allocation Fund - Standard Class	1,444,711	43,336	164,378	(89,908)	117,806	(200,163)	(200,163)	(82,357)	1,362,354
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	298,272,339	4,081,324	45,131,164	(24,842,573)	24,369,915	(37,507,142)	(37,507,142)	(13,137,227)	285,135,112
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2,761,291	67,803	353,461	(191,715)	229,549	(518,957)	(518,957)	(289,408)	2,471,883
LVIP T. Rowe Price 2020 Fund - Service Class	7,236,986	45,075	35,655	406,575	487,305	(931,678)	(931,678)	(444,373)	6,792,613
LVIP T. Rowe Price 2030 Fund - Service Class	4,567,229	10,559	137,215	215,314	363,088	(537,906)	(537,906)	(174,818)	4,392,411
LVIP T. Rowe Price 2040 Fund - Service Class	4,766,365	(15,816)	395,381	97,891	477,456	(1,185,769)	(1,185,769)	(708,313)	4,058,052
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	333,118,286	(5,014,183)	42,572,933	33,509,471	71,068,221	(26,381,312)	(26,381,312)	44,686,909	377,805,195
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,663,540	(30,792)	497,535	389,699	856,442	314,322	314,322	1,170,764	4,834,304
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	177,976,964	829,163	2,926,014	19,972,768	23,727,945	4,537,846	4,537,846	28,265,791	206,242,755
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	1,189,255	24,815	10,012	143,497	178,324	198,481	198,481	376,805	1,566,060
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,711,071,418	19,199,708	21,035,930	161,657,705	201,893,343	(66,646,940)	(66,646,940)	135,246,403	1,846,317,821
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2,668,611	66,470	9,552	288,400	364,422	424,730	424,730	789,152	3,457,763
LVIP Vanguard Bond Allocation Fund - Service Class	883,207,114	19,758,491	(8,552,588)	(13,096,110)	(1,890,207)	100,882,421	100,882,421	98,992,214	982,199,328
LVIP Vanguard Bond Allocation Fund - Standard Class	44,393,752	1,783,276	(685,688)	(571,248)	526,340	13,817,895	13,817,895	14,344,235	58,737,987
LVIP Vanguard Domestic Equity ETF Fund - Service Class	432,586,680	(2,222,957)	34,594,629	51,580,607	83,952,279	(30,778,743)	(30,778,743)	53,173,536	485,760,216
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	22,651,667	168,623	1,422,866	3,393,944	4,985,433	2,271,967	2,271,967	7,257,400	29,909,067
LVIP Vanguard International Equity ETF Fund - Service Class	278,255,126	2,880,648	3,451,129	(70,591)	6,261,186	6,624,365	6,624,365	12,885,551	291,140,677
LVIP Vanguard International Equity ETF Fund - Standard Class	24,331,463	579,559	279,941	(91,714)	767,786	1,922,290	1,922,290	2,690,076	27,021,539
LVIP Wellington Capital Growth Fund - Service Class	394,002,013	(3,169,680)	126,291,508	(54,334,708)	68,787,120	(462,789,133)	(462,789,133)	(394,002,013)	—
LVIP Wellington Capital Growth Fund - Standard Class	4,895,173	(12,710)	672,891	253,601	913,782	(5,808,955)	(5,808,955)	(4,895,173)	—
LVIP Wellington SMID Cap Value Fund - Service Class	139,644,867	(624,611)	14,798,082	158,971	14,332,442	(13,804,170)	(13,804,170)	528,272	140,173,139
LVIP Wellington SMID Cap Value Fund - Standard Class	1,457,962	14,042	143,693	17,445	175,180	(15,253)	(15,253)	159,927	1,617,889
LVIP Western Asset Core Bond Fund - Service Class	429,877,704	22,485,697	(10,335,561)	(16,277,417)	(4,127,281)	37,366,444	37,366,444	33,239,163	463,116,867
LVIP Western Asset Core Bond Fund - Standard Class	15,798,526	901,005	(760,615)	(17,610)	122,780	(1,030,784)	(1,030,784)	(908,004)	14,890,522
MFS® VIT Growth Series - Initial Class	4,886,672	(61,587)	759,249	691,951	1,389,613	(1,219,637)	(1,219,637)	169,976	5,056,648
MFS® VIT Growth Series - Service Class	233,062,846	(3,633,619)	30,732,717	39,850,870	66,949,968	(16,673,313)	(16,673,313)	50,276,655	283,339,501
MFS® VIT Total Return Series - Initial Class	5,443,560	61,579	240,790	44,178	346,547	(956,690)	(956,690)	(610,143)	4,833,417
MFS® VIT Total Return Series - Service Class	130,660,092	1,201,483	6,317,868	223,623	7,742,974	(7,923,089)	(7,923,089)	(180,115)	130,479,977
MFS® VIT Utilities Series - Initial Class	4,880,101	67,083	183,426	278,741	529,250	123,162	123,162	652,412	5,532,513
MFS® VIT Utilities Series - Service Class	144,378,608	723,641	5,919,536	6,533,599	13,176,776	(19,597,911)	(19,597,911)	(6,421,135)	137,957,473
MFS® VIT II Core Equity Portfolio - Service Class	1,532,433	(18,022)	135,458	130,705	248,141	(367,419)	(367,419)	(119,278)	1,413,155
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	1,782,085	18,040	94,097	(138)	111,999	214,109	214,109	326,108	2,108,193
MFS® VIT II International Intrinsic Value Portfolio - Service Class	32,722,035	30,164	1,763,889	99,719	1,893,772	(1,673,026)	(1,673,026)	220,746	32,942,781
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	1,502,129	12,629	(304,277)	350,897	59,249	(1,561,378)	(1,561,378)	(1,502,129)	—
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	8,410,698	137,901	(578,972)	1,588,830	1,147,759	(9,558,457)	(9,558,457)	(8,410,698)	—
Morgan Stanley VIF Growth Portfolio - Class II	2,422,425	(22,663)	(209,858)	1,495,970	1,263,449	(614,866)	(614,866)	648,583	3,071,008
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	14,608,696	(142,690)	745,519	365,634	968,463	(1,938,077)	(1,938,077)	(969,614)	13,639,082
Nomura VIP Asset Strategy Series - Service Class	7,607,596	49,415	336,172	424,665	810,252	(1,045,231)	(1,045,231)	(234,979)	7,372,617
Nomura VIP Asset Strategy Series - Standard Class	953,182	1,305	(71,132)	180,714	110,887	(927,383)	(927,383)	(816,496)	136,686
Nomura VIP Emerging Markets Series - Service Class	217,538,369	1,432,970	4,419,781	2,462,847	8,315,598	(27,110,185)	(27,110,185)	(18,794,587)	198,743,782
Nomura VIP Emerging Markets Series - Standard Class	1,385,231	31,697	11,966	23,086	66,749	(75,171)	(75,171)	(8,422)	1,376,809
Nomura VIP Energy Series - Service Class	12,927,543	227,761	258,399	(1,228,009)	(741,849)	(1,848,248)	(1,848,248)	(2,590,097)	10,337,446
Nomura VIP Energy Series - Standard Class	471,893	12,509	14,282	(49,293)	(22,502)	(55,418)	(55,418)	(77,920)	393,973
Nomura VIP High Income Series - Service Class	22,134,531	1,326,774	(241,531)	123,148	1,208,391	1,673,189	1,673,189	2,881,580	25,016,111
Nomura VIP High Income Series - Standard Class	3,083,696	209,388	(23,745)	18,831	204,474	1,842,395	1,842,395	2,046,869	5,130,565
Nomura VIP International Core Equity Series - Standard Class	—	164	143	(1,079)	(772)	57,389	57,389	56,617	56,617
Nomura VIP Mid Cap Growth Series - Service Class	32,495,096	(302,580)	(558,624)	1,300,609	439,405	(6,527,605)	(6,527,605)	(6,088,200)	26,406,896
Nomura VIP Mid Cap Growth Series - Standard Class	5,454,551	(25,824)	(35,419)	201,240	139,997	(617,293)	(617,293)	(477,296)	4,977,255
Nomura VIP Science and Technology Series - Service Class	48,551,697	(563,781)	1,837,682	11,547,714	12,821,615	(10,936,235)	(10,936,235)	1,885,380	50,437,077
Nomura VIP Science and Technology Series - Standard Class	2,230,555	(11,269)	104,416	572,885	666,032	(100,712)	(100,712)	565,320	2,795,875
Nomura VIP Small Cap Growth Series - Service Class	12,773,105	(150,465)	(458,873)	2,340,779	1,731,441	1,516,014	1,516,014	3,247,455	16,020,560
Nomura VIP Small Cap Growth Series - Standard Class	1,341,749	(5,144)	(210,009)	413,936	198,783	(358,486)	(358,486)	(159,703)	1,182,046
Nomura VIP Small Cap Value Series - Service Class	451,460,551	(2,397,358)	28,146,475	15,628,870	41,377,987	(45,443,627)	(45,443,627)	(4,065,640)	447,394,911
Nomura VIP Small Cap Value Series - Standard Class	7,132,287	18,790	435,103	188,930	642,823	975,648	975,648	1,618,471	8,750,758
PIMCO VIT All Asset Portfolio - Advisor Class	4,771,872	249,699	(69,146)	(71,794)	108,759	(63,821)	(63,821)	44,938	4,816,810
PIMCO VIT All Asset Portfolio - Institutional Class	707,713	54,900	(2,032)	(31,795)	21,073	576,348	576,348	597,421	1,305,134
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	11,671,432	41,810	(2,069,365)	2,256,573	229,018	(3,656,745)	(3,656,745)	(3,427,727)	8,243,705
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	30,850	742	(957)	1,589	1,374	7,303	7,303	8,677	39,527
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2,981,621	103,026	(43,754)	64,363	123,635	(43,334)	(43,334)	80,301	3,061,922
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	100,358	4,357	(2,541)	3,221	5,037	(28,233)	(28,233)	(23,196)	77,162
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,565,756	77,918	(46,681)	61,682	92,919	(223,770)	(223,770)	(130,851)	1,434,905
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	31,372	1,866	273	64	2,203	(11,876)	(11,876)	(9,673)	21,699
Putnam VT George Putnam Balanced Fund - Class IA	1,615,600	18,252	135,025	3,074	156,351	(667,567)	(667,567)	(511,216)	1,104,384
Putnam VT George Putnam Balanced Fund - Class IB	95,202,958	(432,043)	2,295,099	12,563,829	14,426,885	6,963,634	6,963,634	21,390,519	116,593,477
Putnam VT Global Health Care Fund - Class IA	1,245,451	3,620	91,381	(79,324)	15,677	(57,683)	(57,683)	(42,006)	1,203,445
Putnam VT Global Health Care Fund - Class IB	22,030,541	(165,101)	1,335,714	(980,204)	190,409	(1,564,441)	(1,564,441)	(1,374,032)	20,656,509
Putnam VT Income Fund - Class IA	791,717	31,056	(68,492)	47,702	10,266	(141,790)	(141,790)	(131,524)	660,193
Putnam VT Income Fund - Class IB	8,921,985	401,427	(463,344)	181,332	119,415	424,610	424,610	544,025	9,466,010
Putnam VT Large Cap Value Fund - Class IA	9,669,941	82,587	767,440	942,969	1,792,996	1,717,967	1,717,967	3,510,963	13,180,904
Putnam VT Large Cap Value Fund - Class IB	176,985,123	(926,823)	13,915,093	20,945,304	33,933,574	94,929,095	94,929,095	128,862,669	305,847,792
Putnam VT Sustainable Future Fund - Class IA	—	(3)	173	—	170	(170)	(170)	—	—
Putnam VT Sustainable Future Fund - Class IB	133,595	(5,488)	13,368	25,573	33,453	564,796	564,796	598,249	731,844
Putnam VT Sustainable Leaders Fund - Class IA	192,688	(693)	8,929	29,081	37,317	(14,457)	(14,457)	22,860	215,548
Putnam VT Sustainable Leaders Fund - Class IB	565,408	(58,972)	138,275	291,704	371,007	9,069,410	9,069,410	9,440,417	10,005,825
Templeton Foreign VIP Fund - Class 1	238,901	5,255	6,640	(12,254)	(359)	(60,136)	(60,136)	(60,495)	178,406
Templeton Foreign VIP Fund - Class 4	5,845,314	67,783	93,059	(316,797)	(155,955)	803,104	803,104	647,149	6,492,463
Templeton Global Bond VIP Fund - Class 1	2,854,973	(9,294)	(166,443)	(105,077)	(280,814)	(600,262)	(600,262)	(881,076)	1,973,897
Templeton Global Bond VIP Fund - Class 2	176,531,404	(2,632,184)	(7,811,192)	(11,311,496)	(21,754,872)	(4,071,000)	(4,071,000)	(25,825,872)	150,705,532
Templeton Global Bond VIP Fund - Class 4	16,601,199	(182,829)	(598,149)	(1,335,850)	(2,116,828)	533,263	533,263	(1,583,565)	15,017,634
Templeton Growth VIP Fund - Class 2	15,509,661	(124,059)	343,784	358,174	577,899	(1,639,625)	(1,639,625)	(1,061,726)	14,447,935
TOPS® Balanced ETF Portfolio - Service Class Shares	562,474	8,193	(587)	28,500	36,106	(285,384)	(285,384)	(249,278)	313,196
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	10,346,995	1,881	306,585	389,179	697,645	(517,749)	(517,749)	179,896	10,526,891
VanEck VIP Global Resources Fund - Class S Shares	5,519,070	70,339	(11,878)	(257,465)	(199,004)	(518,861)	(518,861)	(717,865)	4,801,205
VanEck VIP Global Resources Fund - Initial Class Shares	874,592	9,961	(60,984)	15,482	(35,541)	(533,390)	(533,390)	(568,931)	305,661
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	15,731,217	783,383	(104,589)	79,419	758,213	939,626	939,626	1,697,839	17,429,056
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	3,008,239	213,542	(24,236)	10,228	199,534	103,310	103,310	302,844	3,311,083
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Year Ended December 31, 2025

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets At January 1, 2025 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2025 ($)

AB VPS Discovery Value Portfolio - Class A	614,948	5,119	122,611	(82,383)	45,347	531,301	531,301	576,648	1,191,596
AB VPS Discovery Value Portfolio - Class B	193,669,648	(1,480,241)	19,599,019	(15,630,622)	2,488,156	(14,340,150)	(14,340,150)	(11,851,994)	181,817,654
AB VPS Large Cap Growth Portfolio - Class B	10,283,784	(160,564)	1,728,934	(523,282)	1,045,088	(1,803,949)	(1,803,949)	(758,861)	9,524,923
AB VPS Sustainable Global Thematic Portfolio - Class B	28,940,951	(432,494)	3,759,040	(2,133,795)	1,192,751	(4,175,898)	(4,175,898)	(2,983,147)	25,957,804
ALPS Global Opportunity Portfolio - Class I	1,513,131	34,602	(14,528)	(71,086)	(51,012)	(965,905)	(965,905)	(1,016,917)	496,214
ALPS Global Opportunity Portfolio - Class III	11,265,144	457,301	284,933	(704,274)	37,960	(2,241,535)	(2,241,535)	(2,203,575)	9,061,569
ALPS/Alerian Energy Infrastructure Portfolio - Class I	4,747,155	88,368	968,861	(968,295)	88,934	(2,782,871)	(2,782,871)	(2,693,937)	2,053,218
ALPS/Alerian Energy Infrastructure Portfolio - Class III	19,127,736	905,270	4,649,198	(4,516,762)	1,037,706	4,167,181	4,167,181	5,204,887	24,332,623
American Funds® IS American Funds Global Balanced Fund - Class 1	368,692	1,168	32,651	6,287	40,106	(204,329)	(204,329)	(164,223)	204,469
American Funds® IS American Funds Global Balanced Fund - Class 1A	3,261,589	36,525	146,158	369,498	552,181	419,029	419,029	971,210	4,232,799
American Funds® IS American Funds Mortgage Fund - Class 1	335,648	10,499	(5,957)	20,268	24,810	(22,772)	(22,772)	2,038	337,686
American Funds® IS American Funds Mortgage Fund - Class 1A	2,669,453	121,316	(21,972)	137,321	236,665	398,658	398,658	635,323	3,304,776
American Funds® IS American Funds Mortgage Fund - Class 4	7,594,674	261,314	(115,506)	414,144	559,952	864,184	864,184	1,424,136	9,018,810
American Funds® IS American High-Income Trust - Class 1	1,806,026	118,752	(4,988)	35,316	149,080	133,973	133,973	283,053	2,089,079
American Funds® IS American High-Income Trust - Class 1A	3,043,978	140,140	35,222	28,031	203,393	(895,842)	(895,842)	(692,449)	2,351,529
American Funds® IS Asset Allocation Fund - Class 1	25,860,222	483,016	1,972,169	1,564,462	4,019,647	340,100	340,100	4,359,747	30,219,969
American Funds® IS Asset Allocation Fund - Class 1A	41,471,280	816,519	3,518,239	2,465,190	6,799,948	7,349,346	7,349,346	14,149,294	55,620,574
American Funds® IS Asset Allocation Fund - Class 4	298,514,163	2,681,710	25,478,472	15,153,570	43,313,752	21,966,139	21,966,139	65,279,891	363,794,054
American Funds® IS Capital Income Builder - Class 1	1,284,672	38,518	13,410	200,403	252,331	(54,449)	(54,449)	197,882	1,482,554
American Funds® IS Capital Income Builder - Class 1A	11,194,768	317,093	310,798	1,607,279	2,235,170	588,390	588,390	2,823,560	14,018,328
American Funds® IS Capital Income Builder - Class 4	70,485,257	1,497,146	2,410,400	10,300,084	14,207,630	11,216,658	11,216,658	25,424,288	95,909,545
American Funds® IS Capital World Bond Fund - Class 1	2,348,193	56,088	(50,512)	198,397	203,973	(75,057)	(75,057)	128,916	2,477,109
American Funds® IS Capital World Bond Fund - Class 1A	1,179,309	30,289	(43,564)	115,664	102,389	45,507	45,507	147,896	1,327,205
American Funds® IS Capital World Growth and Income Fund - Class 1	1,553,735	14,958	110,989	244,680	370,627	(48,912)	(48,912)	321,715	1,875,450
American Funds® IS Capital World Growth and Income Fund - Class 1A	6,894,114	77,848	383,669	1,298,378	1,759,895	626,365	626,365	2,386,260	9,280,374
American Funds® IS Global Growth Fund - Class 1	1,448,441	18,554	254,448	67,611	340,613	245,800	245,800	586,413	2,034,854
American Funds® IS Global Growth Fund - Class 1A	17,843,807	204,257	2,616,944	1,057,087	3,878,288	5,125,975	5,125,975	9,004,263	26,848,070
American Funds® IS Global Growth Fund - Class 2	230,550,302	(491,997)	38,480,113	3,912,984	41,901,100	(35,379,392)	(35,379,392)	6,521,708	237,072,010
American Funds® IS Global Growth Fund - Class 4	134,267,118	338,298	19,378,936	6,973,878	26,691,112	2,394,534	2,394,534	29,085,646	163,352,764
American Funds® IS Global Small Capitalization Fund - Class 1	1,190,605	(868)	17,931	152,553	169,616	(41,630)	(41,630)	127,986	1,318,591
American Funds® IS Global Small Capitalization Fund - Class 1A	5,089,594	(9,099)	(41,752)	788,464	737,613	135,916	135,916	873,529	5,963,123
American Funds® IS Global Small Capitalization Fund - Class 2	246,897,782	(2,267,035)	1,429,902	31,708,545	30,871,412	(35,152,135)	(35,152,135)	(4,280,723)	242,617,059
American Funds® IS Global Small Capitalization Fund - Class 4	30,245,988	(581,022)	404,775	8,664,696	8,488,449	44,105,494	44,105,494	52,593,943	82,839,931
American Funds® IS Growth Fund - Class 1	7,813,532	(39,481)	1,244,202	309,611	1,514,332	(1,071,310)	(1,071,310)	443,022	8,256,554
American Funds® IS Growth Fund - Class 1A	71,389,379	(263,421)	8,900,097	5,582,882	14,219,558	(64,105)	(64,105)	14,155,453	85,544,832
American Funds® IS Growth Fund - Class 2	1,437,562,970	(21,655,422)	232,123,256	30,748,297	241,216,131	(238,654,697)	(238,654,697)	2,561,434	1,440,124,404
American Funds® IS Growth Fund - Class 4	701,905,542	(7,791,759)	96,747,668	61,595,858	150,551,767	117,985,736	117,985,736	268,537,503	970,443,045
American Funds® IS Growth-Income Fund - Class 1	2,777,560	8,525	594,677	(185,947)	417,255	(479,839)	(479,839)	(62,584)	2,714,976
American Funds® IS Growth-Income Fund - Class 1A	43,910,111	224,785	8,493,003	(926,807)	7,790,981	2,359,870	2,359,870	10,150,851	54,060,962
American Funds® IS Growth-Income Fund - Class 2	1,561,930,971	(8,973,211)	344,858,182	(102,158,828)	233,726,143	(250,398,496)	(250,398,496)	(16,672,353)	1,545,258,618
American Funds® IS Growth-Income Fund - Class 4	427,785,021	(1,298,852)	88,098,999	(12,702,701)	74,097,446	58,892,325	58,892,325	132,989,771	560,774,792
American Funds® IS International Fund - Class 1	2,780,772	24,732	43,577	635,850	704,159	(396,226)	(396,226)	307,933	3,088,705
American Funds® IS International Fund - Class 1A	12,763,229	136,709	42,094	3,123,063	3,301,866	398,216	398,216	3,700,082	16,463,311
American Funds® IS International Fund - Class 2	381,674,042	(736,490)	8,396,569	80,500,500	88,160,579	(64,939,950)	(64,939,950)	23,220,629	404,894,671
American Funds® IS International Fund - Class 4	66,961,852	218,262	460,103	16,955,217	17,633,582	5,054,985	5,054,985	22,688,567	89,650,419
American Funds® IS International Growth and Income Fund - Class 1	760,728	10,960	(21,077)	237,443	227,326	(211,582)	(211,582)	15,744	776,472
American Funds® IS International Growth and Income Fund - Class 1A	2,579,750	76,454	47,506	845,063	969,023	666,221	666,221	1,635,244	4,214,994
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	7,819,704	184,261	494,136	192,125	870,522	(296,970)	(296,970)	573,552	8,393,256
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	116,193,061	1,218,418	7,806,511	1,414,087	10,439,016	(21,515,445)	(21,515,445)	(11,076,429)	105,116,632
American Funds® IS Managed Risk Growth Fund - Class P1	5,700,804	65,067	297,165	294,772	657,004	(1,071,356)	(1,071,356)	(414,352)	5,286,452
American Funds® IS Managed Risk Growth-Income Fund - Class P1	1,771,172	29,202	88,114	55,806	173,122	(245,942)	(245,942)	(72,820)	1,698,352
American Funds® IS Managed Risk International Fund - Class P1	1,733,560	16,957	(19,025)	258,599	256,531	(76,147)	(76,147)	180,384	1,913,944
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	2,543,243	38,686	22,315	190,583	251,584	(163,684)	(163,684)	87,900	2,631,143
American Funds® IS New World Fund - Class 1	3,052,341	16,608	302,706	438,593	757,907	(747,271)	(747,271)	10,636	3,062,977
American Funds® IS New World Fund - Class 1A	11,416,946	88,538	587,865	2,149,675	2,826,078	(1,381,832)	(1,381,832)	1,444,246	12,861,192
American Funds® IS New World Fund - Class 4	55,793,493	(29,703)	3,727,354	9,886,659	13,584,310	(6,543,026)	(6,543,026)	7,041,284	62,834,777
American Funds® IS The Bond Fund of America - Class 1	6,538,849	215,452	(156,510)	361,220	420,162	(930,386)	(930,386)	(510,224)	6,028,625
American Funds® IS The Bond Fund of America - Class 1A	17,444,445	810,211	(225,325)	645,475	1,230,361	3,889,539	3,889,539	5,119,900	22,564,345
American Funds® IS U.S. Government Securities Fund - Class 1	227,123	8,310	(2,065)	9,350	15,595	(7,450)	(7,450)	8,145	235,268
American Funds® IS U.S. Government Securities Fund - Class 1A	5,480,458	204,221	(150,637)	347,540	401,124	304,363	304,363	705,487	6,185,945
American Funds® IS Washington Mutual Investors Fund - Class 1	2,586,733	17,929	304,179	37,325	359,433	(416,389)	(416,389)	(56,956)	2,529,777
American Funds® IS Washington Mutual Investors Fund - Class 1A	27,507,586	305,577	2,617,366	1,909,936	4,832,879	1,347,950	1,347,950	6,180,829	33,688,415
American Funds® IS Washington Mutual Investors Fund - Class 4	157,374,329	677,972	15,542,194	10,720,019	26,940,185	32,012,907	32,012,907	58,953,092	216,327,421
ClearBridge Variable Growth Portfolio - Class I	765,963	(5,930)	98,095	63,672	155,837	388,706	388,706	544,543	1,310,506
ClearBridge Variable Growth Portfolio - Class II	19,694,474	(228,908)	1,872,928	549,177	2,193,197	(1,151,275)	(1,151,275)	1,041,922	20,736,396
ClearBridge Variable Large Cap Growth Portfolio - Class I	9,399,482	(51,267)	1,064,203	(236,053)	776,883	(162,031)	(162,031)	614,852	10,014,334
ClearBridge Variable Large Cap Growth Portfolio - Class II	318,316,330	(4,773,716)	39,474,238	(11,544,897)	23,155,625	4,035,173	4,035,173	27,190,798	345,507,128
ClearBridge Variable Mid Cap Portfolio - Class I	1,713,599	(3,711)	118,237	(63,842)	50,684	(262,074)	(262,074)	(211,390)	1,502,209
ClearBridge Variable Mid Cap Portfolio - Class II	59,218,244	(720,342)	4,631,479	(2,219,529)	1,691,608	(5,192,415)	(5,192,415)	(3,500,807)	55,717,437
Columbia VP Commodity Strategy Fund - Class 1	2,256,726	107,624	(293,171)	448,312	262,765	(963,053)	(963,053)	(700,288)	1,556,438
Columbia VP Commodity Strategy Fund - Class 2	5,975,265	487,974	(407,669)	781,166	861,471	892,547	892,547	1,754,018	7,729,283
Columbia VP Emerging Markets Bond Fund - Class 1	1,002,279	55,693	(1,956)	80,733	134,470	126,924	126,924	261,394	1,263,673
Columbia VP Emerging Markets Bond Fund - Class 2	3,805,182	185,044	(34,372)	307,263	457,935	919,660	919,660	1,377,595	5,182,777
Columbia VP Strategic Income Fund - Class 1	2,846,189	151,195	(11,569)	77,812	217,438	844,540	844,540	1,061,978	3,908,167
Columbia VP Strategic Income Fund - Class 2	19,678,131	761,930	(92,899)	607,893	1,276,924	4,209,686	4,209,686	5,486,610	25,164,741
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,792,439	53,073	(33,903)	176,320	195,490	(2,144,034)	(2,144,034)	(1,948,544)	1,843,895
DWS Alternative Asset Allocation VIP Portfolio - Class B	35,106,252	736,555	25,508	1,988,634	2,750,697	(3,831,300)	(3,831,300)	(1,080,603)	34,025,649
DWS Equity 500 Index VIP Portfolio - Class A	7,182,449	(39,548)	963,281	115,901	1,039,634	(844,571)	(844,571)	195,063	7,377,512
DWS Small Cap Index VIP Portfolio - Class A	1,970,960	(4,306)	104,652	94,147	194,493	(174,219)	(174,219)	20,274	1,991,234
Eaton Vance VT Floating-Rate Income Fund - ADV Class	3,612,923	222,841	(36,023)	(57,163)	129,655	(712,665)	(712,665)	(583,010)	3,029,913
Eaton Vance VT Floating-Rate Income Fund - Initial Class	36,423,381	1,921,202	(524,501)	(640,147)	756,554	(1,821,426)	(1,821,426)	(1,064,872)	35,358,509
Fidelity® VIP Balanced Portfolio - Initial Class	14,503,061	242,917	853,595	1,126,080	2,222,592	3,164,629	3,164,629	5,387,221	19,890,282
Fidelity® VIP Balanced Portfolio - Service Class 2	582,989,761	1,896,556	38,075,938	46,111,799	86,084,293	94,066,715	94,066,715	180,151,008	763,140,769
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	10,124	(11)	(545)	638	82	(5,514)	(5,514)	(5,432)	4,692
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	723,175	(15,003)	100,193	66,175	151,365	928,046	928,046	1,079,411	1,802,586
Fidelity® VIP Consumer Staples Portfolio - Initial Class	53,189	1,308	566	(5,767)	(3,893)	30,854	30,854	26,961	80,150
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	643,935	11,451	12,647	(65,511)	(41,413)	547,471	547,471	506,058	1,149,993
Fidelity® VIP Contrafund® Portfolio - Initial Class	12,378,779	(33,087)	2,626,741	(40,832)	2,552,822	(361,102)	(361,102)	2,191,720	14,570,499
Fidelity® VIP Contrafund® Portfolio - Service Class	206,243	(5,882)	52,579	16,306	63,003	85,071	85,071	148,074	354,317
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,662,348,251	(26,702,484)	395,389,025	(44,157,689)	324,528,852	(30,387,427)	(30,387,427)	294,141,425	1,956,489,676
Fidelity® VIP Financials Portfolio - Initial Class	161,802	5,198	(3,102)	23,055	25,151	237,250	237,250	262,401	424,203
Fidelity® VIP Financials Portfolio - Service Class 2	2,294,478	24,344	239,474	199,315	463,133	1,374,163	1,374,163	1,837,296	4,131,774
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	456,857	5,977	15,547	38,608	60,132	(113,734)	(113,734)	(53,602)	403,255
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	26,965,459	264,205	393,707	2,443,124	3,101,036	(2,942,075)	(2,942,075)	158,961	27,124,420
Fidelity® VIP Growth Portfolio - Initial Class	12,653,738	(72,993)	1,775,492	(213,011)	1,489,488	8,624,484	8,624,484	10,113,972	22,767,710
Fidelity® VIP Growth Portfolio - Service Class 2	476,830,251	(6,425,740)	75,890,327	(8,953,457)	60,511,130	(43,356,503)	(43,356,503)	17,154,627	493,984,878
Fidelity® VIP Mid Cap Portfolio - Initial Class	5,554,581	2,405	548,458	(116,656)	434,207	6,076,555	6,076,555	6,510,762	12,065,343
Fidelity® VIP Mid Cap Portfolio - Service Class 2	643,597,232	(8,092,990)	81,746,432	(7,024,306)	66,629,136	22,102,597	22,102,597	88,731,733	732,328,965
Fidelity® VIP Strategic Income Portfolio - Initial Class	11,213,794	410,334	(5,312)	484,918	889,940	460,506	460,506	1,350,446	12,564,240
Fidelity® VIP Strategic Income Portfolio - Service Class 2	45,838,761	1,433,217	(603)	2,305,076	3,737,690	6,862,607	6,862,607	10,600,297	56,439,058
Fidelity® VIP Technology Portfolio - Initial Class	871,725	(5,933)	100,545	166,138	260,750	750,115	750,115	1,010,865	1,882,590
Fidelity® VIP Technology Portfolio - Service Class 2	17,225,323	(224,172)	2,262,202	2,873,543	4,911,573	6,365,079	6,365,079	11,276,652	28,501,975
First Trust Capital Strength Hedged Equity Portfolio - Class I	7,152,233	(86,319)	(56,052)	(349,554)	(491,925)	5,662,847	5,662,847	5,170,922	12,323,155
First Trust Capital Strength Portfolio - Class I	150,230,897	(1,206,547)	1,670,735	6,518,880	6,983,068	22,626,971	22,626,971	29,610,039	179,840,936
First Trust Dorsey Wright Tactical Core Portfolio - Class I	10,240,104	(20,407)	79,451	757,780	816,824	(508,109)	(508,109)	308,715	10,548,819
First Trust Growth Strength Portfolio - Class I	18,141,156	(344,061)	2,289,623	677,823	2,623,385	14,778,701	14,778,701	17,402,086	35,543,242
First Trust International Developed Capital Strength Portfolio - Class I	21,502,356	145,607	1,227,107	3,265,904	4,638,618	11,398,744	11,398,744	16,037,362	37,539,718
First Trust Multi Income Allocation Portfolio - Class I	11,535,010	340,530	354,872	196,200	891,602	2,213,569	2,213,569	3,105,171	14,640,181
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	182,213,760	1,550,769	9,600,186	(4,566,301)	6,584,654	(12,033,701)	(12,033,701)	(5,449,047)	176,764,713
Franklin Allocation VIP Fund - Class 1	236,128	3,813	11,289	13,054	28,156	(15,128)	(15,128)	13,028	249,156
Franklin Allocation VIP Fund - Class 4	27,228,894	120,799	1,257,217	1,883,644	3,261,660	4,425,649	4,425,649	7,687,309	34,916,203
Franklin Income VIP Fund - Class 1	1,214,133	57,627	7,986	84,219	149,832	190,769	190,769	340,601	1,554,734
Franklin Income VIP Fund - Class 2	325,733,349	11,268,280	2,943,200	18,345,315	32,556,795	(43,065,219)	(43,065,219)	(10,508,424)	315,224,925
Franklin Income VIP Fund - Class 4	186,045,867	6,642,281	1,760,426	11,930,841	20,333,548	3,844,323	3,844,323	24,177,871	210,223,738
Franklin Multi-Asset Variable Conservative Growth - Class I	105,034	2,217	9,951	376	12,544	(677)	(677)	11,867	116,901
Franklin Multi-Asset Variable Conservative Growth - Class II	18,522,743	214,174	1,936,100	(93,069)	2,057,205	224,554	224,554	2,281,759	20,804,502
Franklin Mutual Shares VIP Fund - Class 1	798,673	13,112	73,603	788	87,503	(22,529)	(22,529)	64,974	863,647
Franklin Mutual Shares VIP Fund - Class 2	433,006,598	3,403,846	43,465,884	(5,387,309)	41,482,421	(47,577,257)	(47,577,257)	(6,094,836)	426,911,762
Franklin Mutual Shares VIP Fund - Class 4	48,766,076	297,279	5,021,602	(394,847)	4,924,034	1,341,861	1,341,861	6,265,895	55,031,971
Franklin Rising Dividends VIP Fund - Class 1	3,819,767	23,390	350,596	56,630	430,616	(95,139)	(95,139)	335,477	4,155,244
Franklin Rising Dividends VIP Fund - Class 4	70,482,073	(240,219)	6,999,056	307,681	7,066,518	1,759,041	1,759,041	8,825,559	79,307,632
Franklin Small Cap Value VIP Fund - Class 1	2,329,330	21,415	173,169	43,803	238,387	105,076	105,076	343,463	2,672,793
Franklin Small Cap Value VIP Fund - Class 4	27,458,869	8,356	1,802,410	(507,895)	1,302,871	(1,915,270)	(1,915,270)	(612,399)	26,846,470
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,002,805	(9,214)	90,280	(37,295)	43,771	(39,306)	(39,306)	4,465	2,007,270
Franklin Small-Mid Cap Growth VIP Fund - Class 4	15,687,088	(176,198)	788,801	(385,784)	226,819	1,215,026	1,215,026	1,441,845	17,128,933
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	357,046	44,728	—	(1)	44,727	3,040,520	3,040,520	3,085,247	3,442,293
Goldman Sachs VIT Government Money Market Fund - Service Shares	18,910,393	521,604	(2)	3	521,605	(1,252,272)	(1,252,272)	(730,667)	18,179,726
Goldman Sachs VIT Large Cap Value Fund - Service Shares	106,554,631	(160,108)	13,631,114	(3,751,047)	9,719,959	(11,087,590)	(11,087,590)	(1,367,631)	105,187,000
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	4,282,077	(12,758)	(140,354)	117,217	(35,895)	(4,246,182)	(4,246,182)	(4,282,077)	—
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	3,522,833	(2,801)	(110,685)	99,921	(13,565)	(3,509,268)	(3,509,268)	(3,522,833)	—
Guggenheim VT Multi-Hedge Strategies	10,542,946	118,014	(825,527)	590,897	(116,616)	(4,299,891)	(4,299,891)	(4,416,507)	6,126,439
Hartford Capital Appreciation HLS Fund - Class IA	124,780	367	15,575	633	16,575	193	193	16,768	141,548
Hartford Capital Appreciation HLS Fund - Class IC	15,486,794	(166,338)	2,104,685	(324,797)	1,613,550	(2,693,937)	(2,693,937)	(1,080,387)	14,406,407
Invesco V.I. American Franchise Fund - Series I Shares	2,448,616	(33,906)	297,279	(40,297)	223,076	(183,192)	(183,192)	39,884	2,488,500
Invesco V.I. American Franchise Fund - Series II Shares	803,124	(10,162)	170,314	(106,671)	53,481	(332,623)	(332,623)	(279,142)	523,982
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	186,180	12,484	(1,474)	4,526	15,536	(5,957)	(5,957)	9,579	195,759
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	9,088,437	484,524	(222,163)	370,062	632,423	(898,201)	(898,201)	(265,778)	8,822,659
Invesco V.I. Comstock Fund - Series I Shares	2,513,154	38,760	364,857	86,646	490,263	294,173	294,173	784,436	3,297,590
Invesco V.I. Comstock Fund - Series II Shares	35,043,054	253,980	4,898,822	882,038	6,034,840	2,085,576	2,085,576	8,120,416	43,163,470
Invesco V.I. Core Equity Fund - Series I Shares	5,634,737	(45,616)	524,450	266,160	744,994	(579,444)	(579,444)	165,550	5,800,287
Invesco V.I. Core Equity Fund - Series II Shares	1,094,467	(12,642)	102,980	49,096	139,434	(124,447)	(124,447)	14,987	1,109,454
Invesco V.I. Diversified Dividend Fund - Series I Shares	1,597,558	36,506	208,349	48,660	293,515	1,115,609	1,115,609	1,409,124	3,006,682
Invesco V.I. Diversified Dividend Fund - Series II Shares	23,525,833	74,784	1,701,409	972,472	2,748,665	(2,047,141)	(2,047,141)	701,524	24,227,357
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	5,672,281	49,895	594,565	(96,021)	548,439	(1,152,221)	(1,152,221)	(603,782)	5,068,499
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	298,811,525	(337,625)	33,259,521	(6,888,094)	26,033,802	(28,023,929)	(28,023,929)	(1,990,127)	296,821,398
Invesco V.I. Equity and Income Fund - Series I Shares	988,964	19,176	56,401	49,938	125,515	119,776	119,776	245,291	1,234,255
Invesco V.I. Equity and Income Fund - Series II Shares	19,268,424	184,547	979,362	1,080,505	2,244,414	1,483,498	1,483,498	3,727,912	22,996,336
Invesco V.I. EQV International Equity Fund - Series I Shares	1,860,550	167	167,346	98,663	266,176	(562,667)	(562,667)	(296,491)	1,564,059
Invesco V.I. EQV International Equity Fund - Series II Shares	75,686,867	(199,066)	5,093,731	5,680,781	10,575,446	(6,553,662)	(6,553,662)	4,021,784	79,708,651
Invesco V.I. Global Fund - Series II Shares	5,882,338	(54,970)	1,173,958	(397,469)	721,519	(1,136,495)	(1,136,495)	(414,976)	5,467,362
Invesco V.I. International Growth Fund - Series I Shares	1,074,846	(1,361)	47,001	101,948	147,588	(297,536)	(297,536)	(149,948)	924,898
Invesco V.I. International Growth Fund - Series II Shares	14,018,719	(149,040)	954,287	1,090,721	1,895,968	(1,130,398)	(1,130,398)	765,570	14,784,289
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	3,384,480	(266)	426,285	(149,080)	276,939	(200,570)	(200,570)	76,369	3,460,849
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	35,560,790	(316,517)	4,586,353	(1,646,542)	2,623,294	2,751,881	2,751,881	5,375,175	40,935,965
Janus Henderson Balanced Portfolio - Service Shares	11,758,369	6,680	1,149,112	199,252	1,355,044	(2,062,493)	(2,062,493)	(707,449)	11,050,920
Janus Henderson Enterprise Portfolio - Service Shares	4,710,563	(74,483)	500,140	(195,121)	230,536	(520,473)	(520,473)	(289,937)	4,420,626
Janus Henderson Global Research Portfolio - Service Shares	582,012	(7,749)	91,362	25,633	109,246	29,252	29,252	138,498	720,510
Lincoln Hedged Nasdaq-100 Fund - Service Class	3,924,781	(64,224)	478,340	114,234	528,350	3,439,228	3,439,228	3,967,578	7,892,359
Lincoln Hedged Nasdaq-100 Fund - Standard Class	509,558	(3,030)	36,151	24,666	57,787	17,037	17,037	74,824	584,382
Lincoln Hedged S&P 500 Conservative Fund - Service Class	12,562,540	(157,306)	1,357,922	92,254	1,292,870	7,161,184	7,161,184	8,454,054	21,016,594
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	30,401	(2,404)	73,981	(27,455)	44,122	1,069,589	1,069,589	1,113,711	1,144,112
Lincoln Hedged S&P 500 Fund - Service Class	15,805,965	(308,095)	3,091,198	291,356	3,074,459	19,843,105	19,843,105	22,917,564	38,723,529
Lincoln Hedged S&P 500 Fund - Standard Class	125,091	(1,647)	43,868	1,255	43,476	412,480	412,480	455,956	581,047
Lincoln Opportunistic Hedged Equity Fund - Service Class	3,048,192	(61,499)	440,087	21,694	400,282	3,535,521	3,535,521	3,935,803	6,983,995
Lincoln Opportunistic Hedged Equity Fund - Standard Class	135,225	(564)	17,904	(2,805)	14,535	114,053	114,053	128,588	263,813
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	46,321,431	2,240,572	(1,052,715)	1,853,368	3,041,225	(2,474,783)	(2,474,783)	566,442	46,887,873
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	17,741,333	(114,886)	(800,695)	2,648,525	1,732,944	(3,949,169)	(3,949,169)	(2,216,225)	15,525,108
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	10,198,468	(59,351)	1,226,226	131,631	1,298,506	(1,194,107)	(1,194,107)	104,399	10,302,867
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	49,742,236	1,936,897	(190,124)	742,881	2,489,654	3,439,490	3,439,490	5,929,144	55,671,380
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	366,584,963	(5,069,277)	146,208,962	(100,162,970)	40,976,715	(51,842,506)	(51,842,506)	(10,865,791)	355,719,172
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	8,132,032	(33,589)	2,984,046	(1,957,949)	992,508	(970,284)	(970,284)	22,224	8,154,256
LVIP American Balanced Allocation Fund - Service Class	100,505,031	1,024,989	3,922,995	8,954,377	13,902,361	(2,992,863)	(2,992,863)	10,909,498	111,414,529
LVIP American Balanced Allocation Fund - Standard Class	16,443,577	340,174	687,956	1,410,507	2,438,637	219,547	219,547	2,658,184	19,101,761
LVIP American Century Balanced Fund - Service Class	141,830,932	309,821	1,995,187	8,216,996	10,522,004	(4,974,924)	(4,974,924)	5,547,080	147,378,012
LVIP American Century Balanced Fund - Standard Class II	805,063	10,686	7,607	43,205	61,498	(130,502)	(130,502)	(69,004)	736,059
LVIP American Century Capital Appreciation Fund - Service Class	9,451,684	(238,063)	3,846,459	(2,753,970)	854,426	14,125,739	14,125,739	14,980,165	24,431,849
LVIP American Century Capital Appreciation Fund - Standard Class II	159,724	(2,451)	73,786	(33,700)	37,635	204,861	204,861	242,496	402,220
LVIP American Century Disciplined Core Value Fund - Service Class	1,092,230	19,934	11,077	365,614	396,625	2,350,481	2,350,481	2,747,106	3,839,336
LVIP American Century Disciplined Core Value Fund - Standard Class II	46,865	672	(30)	6,076	6,718	21,826	21,826	28,544	75,409
LVIP American Century Inflation Protection Fund - Service Class	5,160,512	1,284,414	19,892	(888,700)	415,606	15,436,955	15,436,955	15,852,561	21,013,073
LVIP American Century Inflation Protection Fund - Standard Class II	32,132	33,186	6,828	(26,265)	13,749	429,157	429,157	442,906	475,038
LVIP American Century International Fund - Service Class	1,263,613	4,435	30,510	345,767	380,712	5,272,885	5,272,885	5,653,597	6,917,210
LVIP American Century International Fund - Standard Class II	86,281	1,892	15,879	14,642	32,413	265,222	265,222	297,635	383,916
LVIP American Century Large Company Value Fund - Service Class	113,447,448	(93,798)	10,351,346	4,873,615	15,131,163	(5,267,178)	(5,267,178)	9,863,985	123,311,433
LVIP American Century Large Company Value Fund - Standard Class II	7,496,878	69,546	667,694	299,700	1,036,940	(1,095,154)	(1,095,154)	(58,214)	7,438,664
LVIP American Century Mid Cap Value Fund - Service Class	3,372,278	66,292	717,560	(228,602)	555,250	6,088,917	6,088,917	6,644,167	10,016,445
LVIP American Century Mid Cap Value Fund - Standard Class II	172,463	5,691	28,488	(14,498)	19,681	237,177	237,177	256,858	429,321
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	457,666,120	(3,153,268)	38,522,404	(22,745,204)	12,623,932	(49,902,109)	(49,902,109)	(37,278,177)	420,387,943
LVIP American Century Ultra® Fund - Service Class	427,311,222	(4,974,724)	42,548,648	9,582,188	47,156,112	(49,917,170)	(49,917,170)	(2,761,058)	424,550,164
LVIP American Century Ultra® Fund - Standard Class	5,546,398	(22,072)	533,408	138,860	650,196	(220,463)	(220,463)	429,733	5,976,131
LVIP American Century Value Fund - Service Class	3,887,662	153,768	1,462,499	525,391	2,141,658	19,123,355	19,123,355	21,265,013	25,152,675
LVIP American Century Value Fund - Standard Class II	263,480	5,079	45,209	16,099	66,387	255,324	255,324	321,711	585,191
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	—	16,130	62,812	144,487	223,429	6,479,029	6,479,029	6,702,458	6,702,458
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	28,828,734	205,771	832,828	1,687,331	2,725,930	(6,226,602)	(6,226,602)	(3,500,672)	25,328,062
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	445,253	8,080	14,751	25,651	48,482	(54,339)	(54,339)	(5,857)	439,396
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	62,901,756	(59,025)	2,663,568	4,842,894	7,447,437	(11,058,283)	(11,058,283)	(3,610,846)	59,290,910
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	471,208	6,094	20,747	39,431	66,272	(9,167)	(9,167)	57,105	528,313
LVIP American Global Growth Fund - Service Class II	337,344,521	(1,373,521)	21,868,252	43,598,154	64,092,885	(18,357,500)	(18,357,500)	45,735,385	383,079,906
LVIP American Global Small Capitalization Fund - Service Class II	51,673,621	(353,463)	(13,210,351)	14,805,996	1,242,182	(52,915,803)	(52,915,803)	(51,673,621)	—
LVIP American Growth Allocation Fund - Service Class	71,424,607	576,346	3,769,766	7,123,321	11,469,433	9,490,377	9,490,377	20,959,810	92,384,417
LVIP American Growth Allocation Fund - Standard Class	8,983,834	174,644	508,503	830,116	1,513,263	1,222,035	1,222,035	2,735,298	11,719,132
LVIP American Growth Fund - Service Class II	2,236,672,075	(19,788,736)	153,049,111	310,769,808	444,030,183	251,231,254	251,231,254	695,261,437	2,931,933,512
LVIP American Growth-Income Fund - Service Class II	1,614,103,003	867,000	131,376,072	138,896,464	271,139,536	110,193,559	110,193,559	381,333,095	1,995,436,098
LVIP American Income Allocation Fund - Standard Class	75,820	1,610	2,895	4,395	8,900	(22,563)	(22,563)	(13,663)	62,157
LVIP American International Fund - Service Class II	260,661,614	(1,675,000)	2,717,476	60,731,272	61,773,748	(25,598,416)	(25,598,416)	36,175,332	296,836,946
LVIP American Preservation Fund - Service Class	21,299,942	757,368	(39,486)	416,251	1,134,133	7,877,170	7,877,170	9,011,303	30,311,245
LVIP American Preservation Fund - Standard Class	217,647	3,818	(6,123)	10,342	8,037	(83,991)	(83,991)	(75,954)	141,693
LVIP Baron Growth Opportunities Fund - Service Class	313,377,611	(4,298,441)	36,186,073	(67,945,626)	(36,057,994)	2,528,708	2,528,708	(33,529,286)	279,848,325
LVIP Baron Growth Opportunities Fund - Standard Class	1,868,364	(9,727)	189,997	(411,540)	(231,270)	39,177	39,177	(192,093)	1,676,271
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,303,430,588	8,790,828	68,603,248	70,753,359	148,147,435	132,433,031	132,433,031	280,580,466	1,584,011,054
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	564,927	10,268	19,947	32,443	62,658	(24,519)	(24,519)	38,139	603,066
LVIP BlackRock Equity Dividend Fund - Service Class	226,039,640	(350,248)	21,565,854	3,231,224	24,446,830	(13,619,875)	(13,619,875)	10,826,955	236,866,595
LVIP BlackRock Equity Dividend Fund - Standard Class	3,983,879	10,830	343,314	72,108	426,252	(223,507)	(223,507)	202,745	4,186,624
LVIP BlackRock Global Allocation Fund - Service Class	772,465,920	6,428,274	47,132,758	66,175,421	119,736,453	(93,691,785)	(93,691,785)	26,044,668	798,510,588
LVIP BlackRock Global Allocation Fund - Standard Class	8,309,498	186,393	479,593	669,625	1,335,611	(1,126,898)	(1,126,898)	208,713	8,518,211
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	581,699,932	18,687,009	14,915,757	44,458,343	78,061,109	(95,040,496)	(95,040,496)	(16,979,387)	564,720,545
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	63,673	1,846	2,930	3,730	8,506	(20,108)	(20,108)	(11,602)	52,071
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	355,994,825	1,256,655	14,057,037	15,855,359	31,169,051	(27,915,538)	(27,915,538)	3,253,513	359,248,338
LVIP BlackRock Inflation Protected Bond Fund - Service Class	736,432,859	(7,031,851)	(11,077,892)	45,385,278	27,275,535	(53,855,554)	(53,855,554)	(26,580,019)	709,852,840
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	12,096,473	42,152	(213,660)	746,800	575,292	111,227	111,227	686,519	12,782,992
LVIP BlackRock Real Estate Fund - Service Class	66,410,853	1,210,760	(843,220)	4,243,595	4,611,135	(4,224,317)	(4,224,317)	386,818	66,797,671
LVIP BlackRock Real Estate Fund - Standard Class	2,540,500	80,261	(57,212)	178,420	201,469	(98,200)	(98,200)	103,269	2,643,769
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	533,465,894	98,016	25,295,710	10,027,972	35,421,698	(48,299,081)	(48,299,081)	(12,877,383)	520,588,511
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	6,744	95	194	263	552	361	361	913	7,657
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,374,194,742	(19,943,077)	156,265,867	(82,444,400)	53,878,390	(151,264,442)	(151,264,442)	(97,386,052)	1,276,808,690
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,277,226	(49,378)	304,186	(155,639)	99,169	(2,745)	(2,745)	96,424	2,373,650
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	705,350,402	(10,268,993)	141,189,593	(120,674,878)	10,245,722	(80,991,041)	(80,991,041)	(70,745,319)	634,605,083
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	142,381	(1,207)	26,373	(21,503)	3,663	(26,487)	(26,487)	(22,824)	119,557
LVIP Channing Small Cap Value Fund - Service Class	12,672,152	(77,514)	626,987	493,483	1,042,956	1,722,935	1,722,935	2,765,891	15,438,043
LVIP Channing Small Cap Value Fund - Standard Class	1,783,555	7,406	110,626	25,478	143,510	(58,973)	(58,973)	84,537	1,868,092
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	435,772,322	(4,887,587)	72,876,619	(33,798,471)	34,190,561	(76,040,410)	(76,040,410)	(41,849,849)	393,922,473
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	81,761	(129)	12,356	(3,900)	8,327	(3,354)	(3,354)	4,973	86,734
LVIP Dimensional International Core Equity Fund - Service Class	162,204,019	3,431,435	9,127,194	39,590,276	52,148,905	394,465	394,465	52,543,370	214,747,389
LVIP Dimensional International Core Equity Fund - Standard Class	21,129,367	772,918	1,037,736	5,418,843	7,229,497	1,125,325	1,125,325	8,354,822	29,484,189
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	493,050,568	7,366,318	30,616,625	103,070,781	141,053,724	(130,837,100)	(130,837,100)	10,216,624	503,267,192
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,770,773	74,781	192,308	518,800	785,889	(653,565)	(653,565)	132,324	2,903,097
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	297,604,020	(2,258,809)	36,871,276	6,590,541	41,203,008	(8,469,004)	(8,469,004)	32,734,004	330,338,024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	30,375,349	171,829	3,335,386	1,433,289	4,940,504	1,614,260	1,614,260	6,554,764	36,930,113
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	192,175,591	(1,327,877)	26,984,121	1,784,296	27,440,540	8,300,248	8,300,248	35,740,788	227,916,379
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	26,697,636	130,655	3,835,424	118,180	4,084,259	99,074	99,074	4,183,333	30,880,969
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	843,982,427	(5,967,023)	144,690,722	(82,401,285)	56,322,414	(130,284,988)	(130,284,988)	(73,962,574)	770,019,853
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	5,956,430	24,225	848,500	(361,239)	511,486	(578,762)	(578,762)	(67,276)	5,889,154
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	479,634,394	38,562,646	47,226,102	(30,756,187)	55,032,561	(50,692,569)	(50,692,569)	4,339,992	483,974,386
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	81,717	7,742	7,133	(4,088)	10,787	(5,540)	(5,540)	5,247	86,964
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	1,753,944,204	40,281,047	(40,882,376)	80,262,871	79,661,542	(152,818,631)	(152,818,631)	(73,157,089)	1,680,787,115
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	12,442,272	474,012	(306,898)	607,054	774,168	(170,481)	(170,481)	603,687	13,045,959
LVIP Franklin Templeton Core Bond Fund - Service Class	3,954,759,612	113,607,161	(76,266,725)	168,844,492	206,184,928	296,336,668	296,336,668	502,521,596	4,457,281,208
LVIP Franklin Templeton Core Bond Fund - Standard Class	44,334,589	1,683,546	(984,657)	1,631,363	2,330,252	11,036,371	11,036,371	13,366,623	57,701,212
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	788,201,310	(3,658,142)	107,477,255	(19,206,756)	84,612,357	(98,479,787)	(98,479,787)	(13,867,430)	774,333,880
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	109,244,325	1,221,984	2,271,770	28,394,643	31,888,397	(22,830,492)	(22,830,492)	9,057,905	118,302,230
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	4,300,463	136,519	65,647	1,269,807	1,471,973	(76,205)	(76,205)	1,395,768	5,696,231
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	109,047,158	1,957,798	6,434,504	25,316,906	33,709,208	(14,965,883)	(14,965,883)	18,743,325	127,790,483
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2,220,460	89,671	261,692	509,656	861,019	135,331	135,331	996,350	3,216,810
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	315,911,348	(2,676,105)	26,232,307	27,060,881	50,617,083	(23,720,386)	(23,720,386)	26,896,697	342,808,045
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	7,208,641	34,319	549,602	682,062	1,265,983	69,049	69,049	1,335,032	8,543,673
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	173,265,672	(1,145,022)	3,469,220	19,418,673	21,742,871	(2,516,238)	(2,516,238)	19,226,633	192,492,305
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	8,837,151	48,941	183,560	958,383	1,190,884	(133,921)	(133,921)	1,056,963	9,894,114
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	298,723,610	2,214,656	3,712,047	32,940,714	38,867,417	(15,042,260)	(15,042,260)	23,825,157	322,548,767
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2,903,057	42,053	37,920	316,430	396,403	(209,263)	(209,263)	187,140	3,090,197
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	603,837,174	3,642,716	(4,840,297)	43,592,375	42,394,794	(91,250,025)	(91,250,025)	(48,855,231)	554,981,943
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,223,753	56,629	(64,255)	218,903	211,277	350,728	350,728	562,005	2,785,758
LVIP Global Growth Allocation Managed Risk Fund - Service Class	4,981,987,901	25,961,844	254,115,386	254,188,048	534,265,278	(703,857,147)	(703,857,147)	(169,591,869)	4,812,396,032
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,578,281	173,403	478,696	648,595	1,300,694	(398,597)	(398,597)	902,097	11,480,378
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	4,062,581,436	25,376,867	122,141,430	214,012,930	361,531,227	(565,986,401)	(565,986,401)	(204,455,174)	3,858,126,262
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	4,183,821	56,850	125,519	205,046	387,415	(950,686)	(950,686)	(563,271)	3,620,550
LVIP Government Money Market Fund - Service Class	1,017,818,936	26,879,617	47,508	45	26,927,170	62,362,582	62,362,582	89,289,752	1,107,108,688
LVIP Government Money Market Fund - Standard Class	53,394,213	1,511,599	2,161	5	1,513,765	(4,656,865)	(4,656,865)	(3,143,100)	50,251,113
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	373,530,607	(107,808)	60,249,771	(56,646,692)	3,495,271	(377,025,878)	(377,025,878)	(373,530,607)	—
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	92,460	(321)	13,260	(16,150)	(3,211)	(89,249)	(89,249)	(92,460)	—
LVIP JPMorgan Core Bond Fund - Service Class	451,524,206	16,012,743	(1,771,551)	15,920,454	30,161,646	244,983,945	244,983,945	275,145,591	726,669,797
LVIP JPMorgan Core Bond Fund - Standard Class	14,705,038	738,094	(78,872)	570,530	1,229,752	7,806,418	7,806,418	9,036,170	23,741,208
LVIP JPMorgan High Yield Fund - Service Class	198,470,454	9,320,669	(966,305)	5,156,481	13,510,845	(7,703,337)	(7,703,337)	5,807,508	204,277,962
LVIP JPMorgan High Yield Fund - Standard Class	7,487,124	476,350	1,856	161,718	639,924	370,707	370,707	1,010,631	8,497,755
LVIP JPMorgan Mid Cap Value Fund - Service Class	20,949,555	(22,343)	3,921,807	(2,589,296)	1,310,168	21,718,020	21,718,020	23,028,188	43,977,743
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,254,023	12,500	160,765	(85,885)	87,380	642,929	642,929	730,309	1,984,332
LVIP JPMorgan Retirement Income Fund - Service Class	20,412,480	299,051	302,915	1,452,409	2,054,375	(260,831)	(260,831)	1,793,544	22,206,024
LVIP JPMorgan Retirement Income Fund - Standard Class	1,318,188	36,677	(959)	112,173	147,891	(43,888)	(43,888)	104,003	1,422,191
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	461,928,279	(3,105,954)	57,371,007	(55,980,243)	(1,715,190)	(43,500,901)	(43,500,901)	(45,216,091)	416,712,188
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	162,403	364	19,166	(18,252)	1,278	(1,193)	(1,193)	85	162,488
LVIP JPMorgan Short Duration Bond Fund - Service Class	902,595,787	18,492,315	(4,546,597)	15,681,590	29,627,308	(71,017,215)	(71,017,215)	(41,389,907)	861,205,880
LVIP JPMorgan Short Duration Bond Fund - Standard Class	4,081,748	168,607	(6,810)	4,127	165,924	1,026,019	1,026,019	1,191,943	5,273,691
LVIP JPMorgan Small Cap Core Fund - Service Class	42,161,987	(443,786)	5,321,639	1,553,581	6,431,434	22,198,799	22,198,799	28,630,233	70,792,220
LVIP JPMorgan Small Cap Core Fund - Standard Class	998,163	2,445	215,267	86,775	304,487	964,892	964,892	1,269,379	2,267,542
LVIP JPMorgan U.S. Equity Fund - Service Class	89,678,159	(1,386,715)	6,120,375	14,590,533	19,324,193	78,209,403	78,209,403	97,533,596	187,211,755
LVIP JPMorgan U.S. Equity Fund - Standard Class	2,897,307	9,456	358,398	586,467	954,321	4,323,572	4,323,572	5,277,893	8,175,200
LVIP Loomis Sayles Global Growth Fund - Service Class	4,287,648	(62,626)	946,470	(93,583)	790,261	3,404,530	3,404,530	4,194,791	8,482,439
LVIP Loomis Sayles Global Growth Fund - Standard Class	660,919	(4,335)	92,523	16,932	105,120	61,739	61,739	166,859	827,778
LVIP Macquarie Wealth Builder Fund - Service Class	17,049,665	285,442	1,360,666	62,266	1,708,374	(18,758,039)	(18,758,039)	(17,049,665)	—
LVIP Macquarie Wealth Builder Fund - Standard Class	2,351,458	40,021	46,447	144,641	231,109	(2,582,567)	(2,582,567)	(2,351,458)	—
LVIP MFS International Growth Fund - Service Class	288,553,698	(56,756)	35,724,011	13,054,459	48,721,714	(4,065,359)	(4,065,359)	44,656,355	333,210,053
LVIP MFS International Growth Fund - Standard Class	2,728,661	39,250	286,130	203,201	528,581	202,117	202,117	730,698	3,459,359
LVIP MFS Value Fund - Service Class	1,032,097,061	2,134,925	112,469,838	78,272	114,683,035	(48,816,513)	(48,816,513)	65,866,522	1,097,963,583
LVIP MFS Value Fund - Standard Class	8,146,388	103,821	666,404	171,377	941,602	(772,668)	(772,668)	168,934	8,315,322
LVIP Mondrian Global Income Fund - Service Class	355,597,297	(4,718,981)	(12,207,157)	32,333,107	15,406,969	(35,333,231)	(35,333,231)	(19,926,262)	335,671,035
LVIP Mondrian Global Income Fund - Standard Class	2,112,035	(1,952)	(52,377)	145,074	90,745	(1,081,894)	(1,081,894)	(991,149)	1,120,886
LVIP Mondrian International Value Fund - Service Class	228,400,951	5,803,095	20,520,909	46,794,488	73,118,492	(39,967,232)	(39,967,232)	33,151,260	261,552,211
LVIP Mondrian International Value Fund - Standard Class	6,972,761	263,435	664,437	1,591,402	2,519,274	989,182	989,182	3,508,456	10,481,217
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	86,185,988	(724,494)	6,978,781	4,657,015	10,911,302	(14,919,986)	(14,919,986)	(4,008,684)	82,177,304
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	52,464	(145)	16,381	(9,908)	6,328	(51,459)	(51,459)	(45,131)	7,333
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	543,434,872	2,081,825	59,819,913	26,888,082	88,789,820	(102,987,737)	(102,987,737)	(14,197,917)	529,236,955
LVIP Nomura Diversified Floating Rate Fund - Service Class	690,528,063	14,094,487	(943,247)	5,359,701	18,510,941	(51,998,547)	(51,998,547)	(33,487,606)	657,040,457
LVIP Nomura Diversified Floating Rate Fund - Standard Class	4,602,448	152,443	7,215	22,986	182,644	(143,716)	(143,716)	38,928	4,641,376
LVIP Nomura High Yield Fund - Service Class	76,646,208	2,893,909	(1,346,653)	3,440,464	4,987,720	(7,185,715)	(7,185,715)	(2,197,995)	74,448,213
LVIP Nomura High Yield Fund - Standard Class	2,456,035	143,156	(6,629)	76,127	212,654	191,035	191,035	403,689	2,859,724
LVIP Nomura Mid Cap Value Fund - Service Class	159,566,989	(523,729)	22,660,187	(4,111,891)	18,024,567	(5,600,984)	(5,600,984)	12,423,583	171,990,572
LVIP Nomura Mid Cap Value Fund - Standard Class	1,705,638	20,479	218,215	(13,219)	225,475	56,855	56,855	282,330	1,987,968
LVIP Nomura SMID Cap Core Fund - Service Class	168,755,859	(1,945,569)	7,529,439	6,799,454	12,383,324	1,930,635	1,930,635	14,313,959	183,069,818
LVIP Nomura SMID Cap Core Fund - Standard Class	5,682,282	(34,948)	244,273	211,248	420,573	150,548	150,548	571,121	6,253,403
LVIP Nomura Social Awareness Fund - Service Class	76,881,403	(877,029)	9,587,718	691,057	9,401,746	(8,932,435)	(8,932,435)	469,311	77,350,714
LVIP Nomura Social Awareness Fund - Standard Class	7,283,755	(52,660)	931,367	(46,897)	831,810	(1,384,558)	(1,384,558)	(552,748)	6,731,007
LVIP Nomura U.S. Growth Fund - Service Class	343,566,389	(4,189,750)	61,807,369	11,588,457	69,206,076	(39,484,787)	(39,484,787)	29,721,289	373,287,678
LVIP Nomura U.S. Growth Fund - Standard Class	651,744	(3,920)	156,282	34,502	186,864	(150,928)	(150,928)	35,936	687,680
LVIP Nomura U.S. REIT Fund - Service Class	99,750,363	948,807	786,595	(2,552,681)	(817,279)	(9,625,759)	(9,625,759)	(10,443,038)	89,307,325
LVIP Nomura U.S. REIT Fund - Standard Class	4,798,553	88,921	22,020	(108,733)	2,208	(769,868)	(769,868)	(767,660)	4,030,893
LVIP PIMCO Low Duration Bond Fund - Service Class	809,688,662	16,797,713	(3,220,000)	15,812,928	29,390,641	(39,903,062)	(39,903,062)	(10,512,421)	799,176,241
LVIP PIMCO Low Duration Bond Fund - Standard Class	16,349,024	540,369	(70,649)	316,987	786,707	(392,421)	(392,421)	394,286	16,743,310
LVIP SSGA Bond Index Fund - Service Class	811,089,546	12,084,764	(11,397,341)	37,581,527	38,268,950	(26,850,840)	(26,850,840)	11,418,110	822,507,656
LVIP SSGA Bond Index Fund - Standard Class	29,865,854	1,026,490	(250,972)	1,187,810	1,963,328	4,469,953	4,469,953	6,433,281	36,299,135
LVIP SSGA Conservative Index Allocation Fund - Service Class	73,905,474	727,162	2,329,780	4,598,456	7,655,398	(6,794,238)	(6,794,238)	861,160	74,766,634
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,781,684	120,554	100,978	351,613	573,145	493,793	493,793	1,066,938	5,848,622
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	15,360,502	320,332	269,164	4,334,022	4,923,518	1,020,235	1,020,235	5,943,753	21,304,255
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	4,181,750	141,860	110,699	1,063,705	1,316,264	445,259	445,259	1,761,523	5,943,273
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	513,112,699	2,838,727	9,648,676	45,206,257	57,693,660	(75,645,727)	(75,645,727)	(17,952,067)	495,160,632
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,464,624	56,868	23,343	253,896	334,107	125,497	125,497	459,604	2,924,228
LVIP SSGA International Index Fund - Service Class	261,476,753	4,935,739	15,423,224	53,162,649	73,521,612	(11,658,299)	(11,658,299)	61,863,313	323,340,066
LVIP SSGA International Index Fund - Standard Class	17,536,904	620,532	852,572	3,951,555	5,424,659	768,985	768,985	6,193,644	23,730,548
LVIP SSGA International Managed Volatility Fund - Service Class	236,862,126	2,596,206	11,346,586	34,385,084	48,327,876	(56,363,328)	(56,363,328)	(8,035,452)	228,826,674
LVIP SSGA International Managed Volatility Fund - Standard Class	44,824	1,051	(853)	8,568	8,766	(793)	(793)	7,973	52,797
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	842,725,809	(6,721,801)	118,189,739	(47,954,031)	63,513,907	(93,636,764)	(93,636,764)	(30,122,857)	812,602,952
LVIP SSGA Mid-Cap Index Fund - Service Class	208,202,028	(771,840)	17,102,120	(3,158,783)	13,171,497	30,632,625	30,632,625	43,804,122	252,006,150
LVIP SSGA Mid-Cap Index Fund - Standard Class	22,193,888	158,156	1,668,783	(307,255)	1,519,684	1,520,316	1,520,316	3,040,000	25,233,888
LVIP SSGA Moderate Index Allocation Fund - Service Class	249,644,533	1,888,208	12,762,382	18,712,796	33,363,386	(13,364,758)	(13,364,758)	19,998,628	269,643,161
LVIP SSGA Moderate Index Allocation Fund - Standard Class	5,424,335	106,477	139,026	533,666	779,169	(493,127)	(493,127)	286,042	5,710,377
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	232,153,656	1,313,547	13,391,757	19,627,184	34,332,488	(14,708,223)	(14,708,223)	19,624,265	251,777,921
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,684,064	109,165	433,420	559,158	1,101,743	(428,031)	(428,031)	673,712	7,357,776
LVIP SSGA Nasdaq-100 Index Fund - Service Class	37,750,534	(464,842)	3,646,484	5,272,257	8,453,899	13,032,932	13,032,932	21,486,831	59,237,365
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	4,000,293	(4,170)	466,128	319,933	781,891	853,129	853,129	1,635,020	5,635,313
LVIP SSGA S&P 500 Index Fund - Service Class	2,308,542,478	(13,711,755)	242,318,742	166,177,958	394,784,945	208,691,853	208,691,853	603,476,798	2,912,019,276
LVIP SSGA S&P 500 Index Fund - Standard Class	169,319,156	883,127	16,032,911	13,056,947	29,972,985	14,017,174	14,017,174	43,990,159	213,309,315
LVIP SSGA Short-Term Bond Index Fund - Service Class	240,242,783	6,638,088	322,997	2,479,399	9,440,484	14,769,905	14,769,905	24,210,389	264,453,172
LVIP SSGA Short-Term Bond Index Fund - Standard Class	15,242,935	630,210	37,944	84,670	752,824	1,377,581	1,377,581	2,130,405	17,373,340
LVIP SSGA Small-Cap Index Fund - Service Class	479,661,134	(2,966,580)	34,987,766	23,176,498	55,197,684	(1,539,474)	(1,539,474)	53,658,210	533,319,344
LVIP SSGA Small-Cap Index Fund - Standard Class	24,784,427	135,599	1,472,285	1,363,711	2,971,595	(247,906)	(247,906)	2,723,689	27,508,116
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	572,941,290	(2,164,617)	26,870,758	(6,894,467)	17,811,674	(53,187,804)	(53,187,804)	(35,376,130)	537,565,160
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	56,510	528	3,791	103	4,422	16,358	16,358	20,780	77,290
LVIP Structured Conservative Allocation Fund - Service Class	103,171,445	1,057,158	(609,020)	10,913,273	11,361,411	(15,199,713)	(15,199,713)	(3,838,302)	99,333,143
LVIP Structured Conservative Allocation Fund - Standard Class	1,112,311	34,289	(1,993)	143,474	175,770	237,489	237,489	413,259	1,525,570
LVIP Structured Moderate Allocation Fund - Service Class	479,444,676	3,436,349	1,962,823	62,271,645	67,670,817	(56,502,825)	(56,502,825)	11,167,992	490,612,668
LVIP Structured Moderate Allocation Fund - Standard Class	1,362,354	355,675	74,497	391,670	821,842	16,508,244	16,508,244	17,330,086	18,692,440
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	285,135,112	1,955,853	2,728,774	40,998,157	45,682,784	(31,228,161)	(31,228,161)	14,454,623	299,589,735
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2,471,883	62,232	(37,061)	366,405	391,576	426,565	426,565	818,141	3,290,024
LVIP T. Rowe Price 2020 Fund - Service Class	6,792,613	51,817	332,088	286,533	670,438	(1,390,098)	(1,390,098)	(719,660)	6,072,953
LVIP T. Rowe Price 2030 Fund - Service Class	4,392,411	24,891	270,717	253,412	549,020	(246,986)	(246,986)	302,034	4,694,445
LVIP T. Rowe Price 2040 Fund - Service Class	4,058,052	(19,968)	303,158	340,456	623,646	(295,319)	(295,319)	328,327	4,386,379
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	377,805,195	(5,849,194)	74,592,195	(33,603,673)	35,139,328	3,988,745	3,988,745	39,128,073	416,933,268
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	4,834,304	(47,994)	832,822	(397,582)	387,246	(524,530)	(524,530)	(137,284)	4,697,020
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	206,242,755	(577,410)	8,921,904	7,005,163	15,349,657	3,926,795	3,926,795	19,276,452	225,519,207
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	1,566,060	12,170	70,169	34,471	116,810	(265,117)	(265,117)	(148,307)	1,417,753
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,846,317,821	5,760,296	88,366,024	29,854,203	123,980,523	(169,545,029)	(169,545,029)	(45,564,506)	1,800,753,315
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,457,763	39,013	128,494	84,908	252,415	(419,596)	(419,596)	(167,181)	3,290,582
LVIP Vanguard Bond Allocation Fund - Service Class	982,199,328	20,605,318	(11,066,141)	35,764,004	45,303,181	64,845,842	64,845,842	110,149,023	1,092,348,351
LVIP Vanguard Bond Allocation Fund - Standard Class	58,737,987	2,297,964	(660,762)	2,080,917	3,718,119	13,973,978	13,973,978	17,692,097	76,430,084
LVIP Vanguard Domestic Equity ETF Fund - Service Class	485,760,216	(3,207,967)	260,729,706	(186,773,975)	70,747,764	(13,644,356)	(13,644,356)	57,103,408	542,863,624
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	29,909,067	172,145	17,934,373	(12,599,163)	5,507,355	5,254,362	5,254,362	10,761,717	40,670,784
LVIP Vanguard International Equity ETF Fund - Service Class	291,140,677	6,011,347	12,924,989	65,096,681	84,033,017	(8,920,004)	(8,920,004)	75,113,013	366,253,690
LVIP Vanguard International Equity ETF Fund - Standard Class	27,021,539	974,794	1,016,644	6,596,746	8,588,184	1,241,234	1,241,234	9,829,418	36,850,957
LVIP Wellington SMID Cap Value Fund - Service Class	140,173,139	(889,791)	10,677,190	(8,298,282)	1,489,117	(63,472)	(63,472)	1,425,645	141,598,784
LVIP Wellington SMID Cap Value Fund - Standard Class	1,617,889	12,970	135,692	(90,572)	58,090	209,776	209,776	267,866	1,885,755
LVIP Western Asset Core Bond Fund - Service Class	463,116,867	11,005,682	(94,790,619)	109,683,438	25,898,501	(489,015,368)	(489,015,368)	(463,116,867)	—
LVIP Western Asset Core Bond Fund - Standard Class	14,890,522	445,375	(2,947,892)	3,415,144	912,627	(15,803,149)	(15,803,149)	(14,890,522)	—
MFS® VIT Growth Series - Initial Class	5,056,648	(57,725)	1,021,437	(425,003)	538,709	197,839	197,839	736,548	5,793,196
MFS® VIT Growth Series - Service Class	283,339,501	(3,887,231)	63,659,829	(30,293,324)	29,479,274	(13,922,090)	(13,922,090)	15,557,184	298,896,685
MFS® VIT Total Return Series - Initial Class	4,833,417	75,501	349,898	39,487	464,886	(182,921)	(182,921)	281,965	5,115,382
MFS® VIT Total Return Series - Service Class	130,479,977	1,543,673	9,053,564	1,202,406	11,799,643	(8,379,156)	(8,379,156)	3,420,487	133,900,464
MFS® VIT Utilities Series - Initial Class	5,532,513	91,723	150,580	431,128	673,431	(938,125)	(938,125)	(264,694)	5,267,819
MFS® VIT Utilities Series - Service Class	137,957,473	1,612,379	4,883,484	10,140,429	16,636,292	(16,319,299)	(16,319,299)	316,993	138,274,466
MFS® VIT II Core Equity Portfolio - Service Class	1,413,155	(17,858)	241,316	(99,275)	124,183	(431,170)	(431,170)	(306,987)	1,106,168
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	2,108,193	30,616	188,100	513,719	732,435	240,930	240,930	973,365	3,081,558
MFS® VIT II International Intrinsic Value Portfolio - Service Class	32,942,781	100,121	3,013,876	6,868,146	9,982,143	(1,641,422)	(1,641,422)	8,340,721	41,283,502
Morgan Stanley VIF Growth Portfolio - Class II	3,071,008	(23,209)	48,988	333,661	359,440	(1,192,201)	(1,192,201)	(832,761)	2,238,247
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	13,639,082	(161,881)	1,577,004	(205,229)	1,209,894	(1,440,496)	(1,440,496)	(230,602)	13,408,480
Nomura VIP Asset Strategy Series - Service Class	7,372,617	8,386	543,152	502,972	1,054,510	(515,347)	(515,347)	539,163	7,911,780
Nomura VIP Asset Strategy Series - Standard Class	136,686	1,812	13,434	11,699	26,945	40,631	40,631	67,576	204,262
Nomura VIP Emerging Markets Series - Service Class	198,743,782	(818,522)	26,783,741	104,819,734	130,784,953	(75,498,953)	(75,498,953)	55,286,000	254,029,782
Nomura VIP Emerging Markets Series - Standard Class	1,376,809	18,753	64,104	1,112,650	1,195,507	202,081	202,081	1,397,588	2,774,397
Nomura VIP Energy Series - Service Class	10,337,446	(11,624)	(4,230)	1,004,007	988,153	(759,468)	(759,468)	228,685	10,566,131
Nomura VIP Energy Series - Standard Class	393,973	7,810	8,364	57,096	73,270	182,940	182,940	256,210	650,183
Nomura VIP High Income Series - Service Class	25,016,111	1,320,310	(359,174)	421,649	1,382,785	(1,934,784)	(1,934,784)	(551,999)	24,464,112
Nomura VIP High Income Series - Standard Class	5,130,565	307,475	(22,217)	40,975	326,233	(362,938)	(362,938)	(36,705)	5,093,860
Nomura VIP International Core Equity Series - Standard Class	56,617	(44)	3,427	9,086	12,469	(4,944)	(4,944)	7,525	64,142
Nomura VIP Mid Cap Growth Series - Service Class	26,406,896	(257,002)	3,005,421	(2,870,730)	(122,311)	(3,077,618)	(3,077,618)	(3,199,929)	23,206,967
Nomura VIP Mid Cap Growth Series - Standard Class	4,977,255	(23,531)	922,615	(839,131)	59,953	536,353	536,353	596,306	5,573,561
Nomura VIP Science and Technology Series - Service Class	50,437,077	(595,235)	9,580,017	6,013,339	14,998,121	(5,362,674)	(5,362,674)	9,635,447	60,072,524
Nomura VIP Science and Technology Series - Standard Class	2,795,875	(13,827)	564,210	340,781	891,164	(278,241)	(278,241)	612,923	3,408,798
Nomura VIP Small Cap Growth Series - Service Class	16,020,560	(173,946)	(199,166)	2,403,863	2,030,751	(165,708)	(165,708)	1,865,043	17,885,603
Nomura VIP Small Cap Growth Series - Standard Class	1,182,046	(4,810)	(24,163)	165,394	136,421	(126,997)	(126,997)	9,424	1,191,470
Nomura VIP Small Cap Value Series - Service Class	447,394,911	(2,454,456)	35,798,678	(5,971,904)	27,372,318	(28,102,037)	(28,102,037)	(729,719)	446,665,192
Nomura VIP Small Cap Value Series - Standard Class	8,750,758	17,902	545,009	(186,382)	376,529	(3,303,748)	(3,303,748)	(2,927,219)	5,823,539
PIMCO VIT All Asset Portfolio - Advisor Class	4,816,810	188,369	(39,589)	519,686	668,466	899,818	899,818	1,568,284	6,385,094
PIMCO VIT All Asset Portfolio - Institutional Class	1,305,134	52,066	(12,390)	112,202	151,878	(320,369)	(320,369)	(168,491)	1,136,643
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	8,243,705	90,906	(493,195)	1,678,455	1,276,166	(1,833,735)	(1,833,735)	(557,569)	7,686,136
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	39,527	1,126	167	5,472	6,765	1,523	1,523	8,288	47,815
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	3,061,922	120,932	(84,023)	147,046	183,955	(517,090)	(517,090)	(333,135)	2,728,787
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	77,162	4,938	(693)	3,125	7,370	19,976	19,976	27,346	104,508
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,434,905	79,340	(54,150)	155,266	180,456	(505,445)	(505,445)	(324,989)	1,109,916
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	21,699	1,939	60	2,443	4,442	8,273	8,273	12,715	34,414
Putnam VT George Putnam Balanced Fund - Class IA	1,104,384	13,805	78,871	76,354	169,030	50,462	50,462	219,492	1,323,876
Putnam VT George Putnam Balanced Fund - Class IB	116,593,477	(104,588)	9,914,359	4,711,906	14,521,677	128,344	128,344	14,650,021	131,243,498
Putnam VT Global Health Care Fund - Class IA	1,203,445	(5,251)	44,781	124,151	163,681	31,006	31,006	194,687	1,398,132
Putnam VT Global Health Care Fund - Class IB	20,656,509	(227,203)	1,234,828	1,525,484	2,533,109	(2,599,114)	(2,599,114)	(66,005)	20,590,504
Putnam VT Income Fund - Class IA	660,193	33,815	(29,878)	49,405	53,342	116,027	116,027	169,369	829,562
Putnam VT Income Fund - Class IB	9,466,010	357,472	(338,452)	537,858	556,878	(80,707)	(80,707)	476,171	9,942,181
Putnam VT Large Cap Value Fund - Class IA	13,180,904	126,975	1,280,273	1,219,531	2,626,779	560,190	560,190	3,186,969	16,367,873
Putnam VT Large Cap Value Fund - Class IB	305,847,792	421,156	28,261,795	37,210,788	65,893,739	62,660,074	62,660,074	128,553,813	434,401,605
Putnam VT Sustainable Future Fund - Class IA	—	(23)	3,432	510	3,919	58,012	58,012	61,931	61,931
Putnam VT Sustainable Future Fund - Class IB	731,844	(7,607)	87,490	(60,488)	19,395	(232,958)	(232,958)	(213,563)	518,281
Putnam VT Sustainable Leaders Fund - Class IA	215,548	295	30,493	(12,297)	18,491	(24,658)	(24,658)	(6,167)	209,381
Putnam VT Sustainable Leaders Fund - Class IB	10,005,825	(96,327)	1,179,583	98,333	1,181,589	3,585,878	3,585,878	4,767,467	14,773,292
Templeton Foreign VIP Fund - Class 1	178,406	4,963	38,745	20,471	64,179	(27,345)	(27,345)	36,834	215,240
Templeton Foreign VIP Fund - Class 4	6,492,463	101,193	592,558	1,088,359	1,782,110	(354,864)	(354,864)	1,427,246	7,919,709
Templeton Global Bond VIP Fund - Class 1	1,973,897	(10,182)	(47,079)	372,017	314,756	500,755	500,755	815,511	2,789,408
Templeton Global Bond VIP Fund - Class 2	150,705,532	(2,460,214)	(7,033,684)	29,446,624	19,952,726	(17,874,631)	(17,874,631)	2,078,095	152,783,627
Templeton Global Bond VIP Fund - Class 4	15,017,634	(178,611)	(468,291)	2,735,755	2,088,853	(559,683)	(559,683)	1,529,170	16,546,804
Templeton Growth VIP Fund - Class 2	14,447,935	(129,953)	1,512,865	1,534,521	2,917,433	(1,991,612)	(1,991,612)	925,821	15,373,756
TOPS® Balanced ETF Portfolio - Service Class Shares	313,196	3,448	2,013	19,962	25,423	(111,171)	(111,171)	(85,748)	227,448
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	10,526,891	8,293	399,421	924,753	1,332,467	(741,794)	(741,794)	590,673	11,117,564
VanEck VIP Global Resources Fund - Class S Shares	4,801,205	75,009	43,402	1,628,054	1,746,465	903,608	903,608	2,650,073	7,451,278
VanEck VIP Global Resources Fund - Initial Class Shares	305,661	12,770	5,415	141,970	160,155	408,900	408,900	569,055	874,716
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	17,429,056	756,138	(88,883)	431,242	1,098,497	360,342	360,342	1,458,839	18,887,895
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	3,311,083	188,427	(13,081)	64,561	239,907	(48,118)	(48,118)	191,789	3,502,872
See accompanying notes

Lincoln Life Variable Annuity Account N
Notes to financial statements
December 31, 2025
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifty products as follows:

•Lincoln ChoicePlus	•Lincoln ChoicePlus Design 3
•Lincoln ChoicePlus Access	•Lincoln ChoicePlus Fusion
•Lincoln ChoicePlus Advisory	•Lincoln ChoicePlus Rollover
•Lincoln ChoicePlus Assurnace Prime	•Lincoln ChoicePlus Select B-Share
•Lincoln ChoicePlus Assurance A Class	•Lincoln ChoicePlus Signature 1
•Lincoln ChoicePlus Assurance A Share	•Lincoln ChoicePlus Signature 2
•Lincoln ChoicePlus Assurance A share Fee-Based	•Lincoln ChoicePlus II
•Lincoln ChoicePlus Assurance B Class	•Lincoln ChoicePlus II Access
•Lincoln ChoicePlus Assurance B Share	•Lincoln ChoicePlus II Advance
•Lincoln ChoicePlus Assurance Bonus	•Lincoln ChoicePlus II Bonus
•Lincoln ChoicePlus Assurance C Share	•Lincoln Core Income
•Lincoln ChoicePlus Assurance L Share	•Lincoln Investments Solutions
•Lincoln ChoicePlus Assurance Series B-Share	•Lincoln Investments Solutions RIA
•Lincoln ChoicePlus Assurance Series C-Share	•Lincoln Investor Advantage Advisory
•Lincoln ChoicePlus Assurance Series L-Share	•Lincoln Investor Advantage Advisory Choice
•Lincoln ChoicePlus Bonus	•Lincoln Investor Advantage B-Share
•Lincoln ChoicePlus Design 1	•Lincoln Investor Advantage C-Share
•Lincoln ChoicePlus Design 2	•Lincoln Investor Advantage Fee-Based
•Lincoln Investor Advantage RIA Class	•Lincoln Investor Advantage RIA
•Lincoln Investor Advantage Pro Advisory	•Lincoln Level Advantage Advisory Class
•Lincoln Investor Advantage Pro Advisory Choice	•Lincoln Level Advantage B Class
•Lincoln Investor Advantage Pro B-Share	•Lincoln Level Advantage B Share
•Lincoln Investor Advantage Pro C-Share	•Lincoln Level Advantage Design Advisory
•Lincoln Level Advantage Access	•Lincoln Level Advantage Design B Share
•Lincoln Level Advantage Advisory	•Lincoln Level Advantage Select B Share
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred forty-six available mutual funds (the Funds) of thirty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. American Franchise Fund - Series II Shares
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
Invesco V.I. Comstock Fund - Series I Shares
Invesco V.I. Comstock Fund - Series II Shares
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. Core Equity Fund - Series II Shares
Invesco V.I. Diversified Dividend Fund - Series I Shares
Invesco V.I. Diversified Dividend Fund - Series II Shares
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
Invesco V.I. Equity and Income Fund - Series I Shares
Invesco V.I. Equity and Income Fund - Series II Shares
Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series II Shares
Invesco V.I. Global Fund - Series II Shares
Invesco V.I. International Growth Fund - Series I Shares
Invesco V.I. International Growth Fund - Series II Shares
Invesco V.I. Main Street Small Cap Fund®- Series I Shares
Invesco V.I. Main Street Small Cap Fund®- Series II Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS Discovery Value Portfolio - Class B
AB VPS International Value Portfolio - Class A**
AB VPS International Value Portfolio - Class B**
AB VPS Large Cap Growth Portfolio - Class B
AB VPS Relative Value Portfolio - Class A**
AB VPS Relative Value Portfolio - Class B**
AB VPS Sustainable Global Thematic Portfolio - Class A**
AB VPS Sustainable Global Thematic Portfolio - Class B

ALPS Variable Investment Trust:
ALPS Global Opportunity Portfolio - Class I
ALPS Global Opportunity Portfolio - Class III
ALPS/Alerian Energy Infrastructure Portfolio - Class I
ALPS/Alerian Energy Infrastructure Portfolio - Class III

American Funds Insurance Series®:
American Funds® IS American Funds Global Balanced Fund - Class 1
American Funds® IS American Funds Global Balanced Fund - Class 1A
American Funds® IS American Funds Mortgage Fund - Class 1
American Funds® IS American Funds Mortgage Fund - Class 1A
American Funds® IS American Funds Mortgage Fund - Class 4
American Funds® IS American High-Income Trust - Class 1
American Funds® IS American High-Income Trust - Class 1A
American Funds® IS Asset Allocation Fund - Class 1
American Funds® IS Asset Allocation Fund - Class 1A
American Funds® IS Asset Allocation Fund - Class 4
American Funds® IS Capital Income Builder - Class 1
American Funds® IS Capital Income Builder - Class 1A
American Funds® IS Capital Income Builder - Class 4
American Funds® IS Capital World Bond Fund - Class 1
American Funds® IS Capital World Bond Fund - Class 1A
American Funds® IS Capital World Growth and Income Fund - Class 1
American Funds® IS Capital World Growth and Income Fund - Class 1A
American Funds® IS Global Growth Fund - Class 1
American Funds® IS Global Growth Fund - Class 1A
American Funds® IS Global Growth Fund - Class 2
American Funds® IS Global Growth Fund - Class 4
American Funds® IS Global Small Capitalization Fund - Class 1
American Funds® IS Global Small Capitalization Fund - Class 1A
American Funds® IS Global Small Capitalization Fund - Class 2
American Funds® IS Global Small Capitalization Fund - Class 4
American Funds® IS Growth Fund - Class 1
American Funds® IS Growth Fund - Class 1A
American Funds® IS Growth Fund - Class 2
American Funds® IS Growth Fund - Class 4
American Funds® IS Growth-Income Fund - Class 1
American Funds® IS Growth-Income Fund - Class 1A
American Funds® IS Growth-Income Fund - Class 2
American Funds® IS Growth-Income Fund - Class 4
American Funds® IS International Fund - Class 1
American Funds® IS International Fund - Class 1A
American Funds® IS International Fund - Class 2
American Funds® IS International Fund - Class 4
American Funds® IS International Growth and Income Fund - Class 1
American Funds® IS International Growth and Income Fund - Class 1A
American Funds® IS Managed Risk Asset Allocation Fund - Class P1
American Funds® IS Managed Risk Asset Allocation Fund - Class P2
American Funds® IS Managed Risk Growth Fund - Class P1
American Funds® IS Managed Risk Growth-Income Fund - Class P1
American Funds® IS Managed Risk International Fund - Class P1
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1
American Funds® IS New World Fund - Class 1
American Funds® IS New World Fund - Class 1A
American Funds® IS New World Fund - Class 4
American Funds® IS The Bond Fund of America - Class 1
American Funds® IS The Bond Fund of America - Class 1A
American Funds® IS U.S. Government Securities Fund - Class 1
American Funds® IS U.S. Government Securities Fund - Class 1A
American Funds® IS U.S. Government Securities Fund - Class 4**
American Funds® IS Washington Mutual Investors Fund - Class 1
American Funds® IS Washington Mutual Investors Fund - Class 1A
American Funds® IS Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:
Columbia VP Strategic Income Fund - Class 1
Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Series Trust II:
Columbia VP Commodity Strategy Fund - Class 1
Columbia VP Commodity Strategy Fund - Class 2
Columbia VP Emerging Markets Bond Fund - Class 1
Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:
Nomura VIP Emerging Markets Series - Service Class
Nomura VIP Emerging Markets Series - Standard Class
Nomura VIP International Core Equity Series - Standard Class
Nomura VIP Small Cap Value Series - Service Class
Nomura VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Equity 500 Index VIP Portfolio - Class B**
DWS Small Cap Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A
DWS Alternative Asset Allocation VIP Portfolio - Class B

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - ADV Class
Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:
Fidelity® VIP Balanced Portfolio - Initial Class
Fidelity® VIP Balanced Portfolio - Service Class 2
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2
Fidelity® VIP Consumer Staples Portfolio - Initial Class
Fidelity® VIP Consumer Staples Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Financials Portfolio - Initial Class
Fidelity® VIP Financials Portfolio - Service Class 2
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Service Class**
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Mid Cap Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class**
Fidelity® VIP Overseas Portfolio - Service Class**
Fidelity® VIP Overseas Portfolio - Service Class 2**
Fidelity® VIP Strategic Income Portfolio - Initial Class
Fidelity® VIP Strategic Income Portfolio - Service Class 2
Fidelity® VIP Technology Portfolio - Initial Class
Fidelity® VIP Technology Portfolio - Service Class 2

First Trust Variable Insurance Trust:
First Trust Capital Strength Hedged Equity Portfolio - Class I
First Trust Capital Strength Portfolio - Class I
First Trust Dorsey Wright Tactical Core Portfolio - Class I
First Trust Growth Strength Portfolio - Class I
First Trust International Developed Capital Strength Portfolio - Class I
First Trust Multi Income Allocation Portfolio - Class I
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund - Class 1
Franklin Allocation VIP Fund - Class 4
Franklin Income VIP Fund - Class 1
Franklin Income VIP Fund - Class 2
Franklin Income VIP Fund - Class 4
Franklin Mutual Shares VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 4
Franklin Rising Dividends VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 4
Franklin Small Cap Value VIP Fund - Class 1
Franklin Small Cap Value VIP Fund - Class 4
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 2**
Franklin Small-Mid Cap Growth VIP Fund - Class 4
Templeton Foreign VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 4
Templeton Global Bond VIP Fund - Class 1
Templeton Global Bond VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 4
Templeton Growth VIP Fund - Class 1**
Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund - Institutional Shares
Goldman Sachs VIT Government Money Market Fund - Service Shares
Goldman Sachs VIT Large Cap Value Fund - Service Shares

Hartford Series Fund, Inc.:
Hartford Capital Appreciation HLS Fund - Class IA
Hartford Capital Appreciation HLS Fund - Class IC

Ivy Variable Insurance Portfolios:
Nomura VIP Asset Strategy Series - Service Class
Nomura VIP Asset Strategy Series - Standard Class
Nomura VIP Energy Series - Service Class
Nomura VIP Energy Series - Standard Class
Nomura VIP High Income Series - Service Class
Nomura VIP High Income Series - Standard Class
Nomura VIP Mid Cap Growth Series - Service Class
Nomura VIP Mid Cap Growth Series - Standard Class
Nomura VIP Science and Technology Series - Service Class
Nomura VIP Science and Technology Series - Standard Class
Nomura VIP Small Cap Growth Series - Service Class
Nomura VIP Small Cap Growth Series - Standard Class

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class I
ClearBridge Variable Growth Portfolio - Class II
ClearBridge Variable Large Cap Growth Portfolio - Class I
ClearBridge Variable Large Cap Growth Portfolio - Class II
ClearBridge Variable Mid Cap Portfolio - Class I
ClearBridge Variable Mid Cap Portfolio - Class II
Franklin Multi-Asset Variable Conservative Growth - Class I
Franklin Multi-Asset Variable Conservative Growth - Class II

Lincoln Variable Insurance Products Trust*:
Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund - Standard Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Standard Class
Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund - Standard Class
Lincoln Opportunistic Hedged Equity Fund - Service Class
Lincoln Opportunistic Hedged Equity Fund - Standard Class
LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Balanced Allocation Fund - Service Class
LVIP American Balanced Allocation Fund - Standard Class
LVIP American Century Balanced Fund - Service Class
LVIP American Century Balanced Fund - Standard Class II
LVIP American Century Capital Appreciation Fund - Service Class
LVIP American Century Capital Appreciation Fund - Standard Class II
LVIP American Century Disciplined Core Value Fund - Service Class
LVIP American Century Disciplined Core Value Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Service Class
LVIP American Century Inflation Protection Fund - Standard Class II
LVIP American Century International Fund - Service Class
LVIP American Century International Fund - Standard Class II
LVIP American Century Large Company Value Fund - Service Class
LVIP American Century Large Company Value Fund - Standard Class II
LVIP American Century Mid Cap Value Fund - Service Class
LVIP American Century Mid Cap Value Fund - Standard Class II
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**
LVIP American Century Ultra® Fund - Service Class
LVIP American Century Ultra® Fund - Standard Class
LVIP American Century Ultra® Fund - Standard Class II**
LVIP American Century Value Fund - Service Class
LVIP American Century Value Fund - Standard Class II
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
LVIP American Global Growth Fund - Service Class II
LVIP American Growth Allocation Fund - Service Class
LVIP American Growth Allocation Fund - Standard Class
LVIP American Growth Fund - Service Class II
LVIP American Growth-Income Fund - Service Class II
LVIP American Income Allocation Fund - Standard Class
LVIP American International Fund - Service Class II
LVIP American Preservation Fund - Service Class
LVIP American Preservation Fund - Standard Class
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Equity Dividend Fund - Service Class
LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**
LVIP BlackRock Inflation Protected Bond Fund - Service Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Channing Small Cap Value Fund - Service Class
LVIP Channing Small Cap Value Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Service Class
LVIP Dimensional International Core Equity Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Service Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Service Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Service Class
LVIP JPMorgan Core Bond Fund - Standard Class
LVIP JPMorgan High Yield Fund - Service Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Mid Cap Value Fund - Service Class
LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Service Class
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP JPMorgan Short Duration Bond Fund - Service Class
LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP JPMorgan Small Cap Core Fund - Service Class
LVIP JPMorgan Small Cap Core Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Service Class
LVIP JPMorgan U.S. Equity Fund - Standard Class
LVIP Loomis Sayles Global Growth Fund - Service Class
LVIP Loomis Sayles Global Growth Fund - Standard Class
LVIP MFS International Growth Fund - Service Class
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Service Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Service Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Service Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class
LVIP Multi-Manager International Equity Managed Volatility Fund - Standard Class**
LVIP Nomura Diversified Floating Rate Fund - Service Class
LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Nomura High Yield Fund - Service Class
LVIP Nomura High Yield Fund - Standard Class
LVIP Nomura Mid Cap Value Fund - Service Class
LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Nomura SMID Cap Core Fund - Service Class
LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Nomura Social Awareness Fund - Service Class
LVIP Nomura Social Awareness Fund - Standard Class
LVIP Nomura U.S. Growth Fund - Service Class
LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Nomura U.S. REIT Fund - Service Class
LVIP Nomura U.S. REIT Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Service Class
LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP SSGA Bond Index Fund - Service Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Service Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Service Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Service Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**
LVIP SSGA Mid-Cap Index Fund - Service Class
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Service Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA Nasdaq-100 Index Fund - Service Class
LVIP SSGA Nasdaq-100 Index Fund - Standard Class
LVIP SSGA S&P 500 Index Fund - Service Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Service Class
LVIP SSGA Short-Term Bond Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Service Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Service Class
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Service Class
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Service Class
LVIP T. Rowe Price 2020 Fund - Standard Class**
LVIP T. Rowe Price 2030 Fund - Service Class
LVIP T. Rowe Price 2030 Fund - Standard Class**
LVIP T. Rowe Price 2040 Fund - Service Class
LVIP T. Rowe Price 2040 Fund - Standard Class**
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Service Class
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Service Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Service Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Service Class
LVIP Wellington SMID Cap Value Fund - Standard Class

Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Growth Series - Service Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Total Return Series - Service Class
MFS® VIT Utilities Series - Initial Class
MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Service Class
MFS® VIT II International Intrinsic Value Portfolio - Initial Class
MFS® VIT II International Intrinsic Value Portfolio - Service Class

Morgan Stanley Variable Insurance Fund, Inc. (VIF):
Morgan Stanley VIF Growth Portfolio - Class II

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Balanced ETF Portfolio - Service Class Shares
TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:
PIMCO VIT All Asset Portfolio - Advisor Class
PIMCO VIT All Asset Portfolio - Institutional Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
PIMCO VIT Dynamic Bond Portfolio - Institutional Class
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class

Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund - Class IA
Putnam VT George Putnam Balanced Fund - Class IB
Putnam VT Global Health Care Fund - Class IA
Putnam VT Global Health Care Fund - Class IB
Putnam VT Income Fund - Class IA
Putnam VT Income Fund - Class IB
Putnam VT Large Cap Value Fund - Class IA
Putnam VT Large Cap Value Fund - Class IB
Putnam VT Sustainable Future Fund - Class IA
Putnam VT Sustainable Future Fund - Class IB
Putnam VT Sustainable Leaders Fund - Class IA
Putnam VT Sustainable Leaders Fund - Class IB

Rydex Variable Trust:
Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:
VanEck VIP Global Resources Fund - Class S Shares
VanEck VIP Global Resources Fund - Initial Class Shares

Virtus Variable Insurance Trust:
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2025
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2025. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable annuity contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity. Lincoln Financial Investments Corporation is a wholly owned subsidiary of the Company.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2025 and 2024.
Investment Fund Changes: During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

Lincoln Hedged Nasdaq-100 Fund - Standard Class	LVIP American Century International Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	LVIP American Century Mid Cap Value Fund - Service Class
Lincoln Hedged S&P 500 Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class II
LVIP American Century Capital Appreciation Fund - Service Class	LVIP American Century Value Fund - Standard Class II
LVIP American Century Capital Appreciation Fund - Standard Class II	Macquarie VIP International Core Equity Series - Standard Class
LVIP American Century Disciplined Core Value Fund - Service Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class II	LVIP American Century Balanced Fund - Service Class
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Disciplined Core Value Fund - Class I	LVIP American Century Disciplined Core Value Fund - Standard Class II
American Century VP Inflation Protection Fund - Class II	LVIP American Century Inflation Protection Fund - Service Class
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II
American Century VP International Fund - Class I	LVIP American Century International Fund - Standard Class II
American Century VP Large Company Value Fund - Class II	LVIP American Century Large Company Value Fund - Service Class
American Century VP Large Company Value Fund - Class I	LVIP American Century Large Company Value Fund - Standard Class II
American Century VP Mid Cap Value - Class I	LVIP American Century Mid Cap Value Fund - Standard Class II
American Century VP Value Fund - Class II	LVIP American Century Value Fund - Service Class
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class I	ClearBridge Variable Growth Portfolio - Class I
ClearBridge Variable Aggressive Growth Portfolio - Class II	ClearBridge Variable Growth Portfolio - Class II
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	Lincoln Hedged Nasdaq-100 Fund 3 - Service Class
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	Lincoln Hedged Nasdaq-100 Fund 4 - Service Class
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class	Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln S&P 500 Buffer Fund Feb - Service Class	Lincoln Hedged S&P 500 Fund 3 - Service Class
Lincoln Hedged S&P 500 Fund - Service Class	Lincoln Hedged S&P 500 Fund 4 - Service Class
LVIP T. Rowe Price Growth Stock Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Service Class	LVIP Macquarie Bond Fund - Service Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Service Class	LVIP Macquarie Diversified Income Fund - Service Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Service Class	LVIP Macquarie High Yield Fund - Service Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	LVIP Macquarie Limited-Term Diversified Income Fund - Service Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Service Class	LVIP Macquarie Mid Cap Value Fund - Service Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Service Class	LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Service Class	LVIP Macquarie Social Awareness Fund - Service Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Service Class	LVIP Macquarie U.S. Growth Fund - Service Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Service Class	LVIP Macquarie Value Fund - Service Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Service Class	LVIP Macquarie Wealth Builder Fund - Service Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Equity Managed Volatility Fund - Service Class	LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class
LVIP MFS International Equity Managed Volatility Fund - Standard Class	LVIP Multi-Manager International Equity Managed Volatility Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware Ivy VIP Asset Strategy Portfolio - Class I	Macquarie VIP Asset Strategy Series - Standard Class
Delaware VIP® Emerging Markets Series - Service Class	Macquarie VIP Emerging Markets Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware Ivy VIP Energy Portfolio - Class II	Macquarie VIP Energy Series - Service Class
Delaware Ivy VIP Energy Portfolio - Class I	Macquarie VIP Energy Series - Standard Class
Delaware Ivy VIP High Income Portfolio - Class II	Macquarie VIP High Income Series - Service Class
Delaware Ivy VIP High Income Portfolio - Class I	Macquarie VIP High Income Series - Standard Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	Macquarie VIP Mid Cap Growth Series - Service Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	Macquarie VIP Mid Cap Growth Series - Standard Class
Delaware Ivy VIP Science and Technology Portfolio - Class II	Macquarie VIP Science and Technology Series - Service Class
Delaware Ivy VIP Science and Technology Portfolio - Class I	Macquarie VIP Science and Technology Series - Standard Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	Macquarie VIP Small Cap Growth Series - Service Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	Macquarie VIP Small Cap Growth Series - Standard Class
Delaware VIP® Small Cap Value Series - Service Class	Macquarie VIP Small Cap Value Series - Service Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Service Class	LVIP American Century Ultra Fund - Service Class
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
Also during 2024, the following funds ceased to be available as investment options to Variable Account contract owners:

Delaware VIP® International Series - Standard Class	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
First Trust Capital Strength Portfolio - Class II	Guggenheim VT Long Short Equity
First Trust Dorsey Wright Tactical Core Portfolio - Class II	Morgan Stanley VIF Global Infrastructure Portfolio - Class I
First Trust International Developed Capital Strength Portfolio - Class II	Morgan Stanley VIF Global Infrastructure Portfolio - Class II
First Trust Multi Income Allocation Portfolio - Class II
Also during 2024, the following fund liquidations occurred:

Liquidating Fund Name	New Fund Name
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Fund 2 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund 3 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund 4 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
During 2025, the LVIP American Funds Vanguard Active Passive Growth Fund - Service Class fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2025, the 2025 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2025.
Also during 2025, Nomura Asset Management acquired Macquarie Management Holdings, Inc. The following funds were affected:

Predecessor Fund	Fund
Macquarie VIP Asset Strategy Series - Service Class	Nomura VIP Asset Strategy Series - Service Class
Macquarie VIP Asset Strategy Series - Standard Class	Nomura VIP Asset Strategy Series - Standard Class
Macquarie VIP Emerging Markets Series - Service Class	Nomura VIP Emerging Markets Series - Service Class
Macquarie VIP Emerging Markets Series - Standard Class	Nomura VIP Emerging Markets Series - Standard Class
Macquarie VIP Energy Series - Service Class	Nomura VIP Energy Series - Service Class
Macquarie VIP Energy Series - Standard Class	Nomura VIP Energy Series - Standard Class
Macquarie VIP High Income Series - Service Class	Nomura VIP High Income Series - Service Class
Macquarie VIP High Income Series - Standard Class	Nomura VIP High Income Series - Standard Class
Macquarie VIP International Core Equity Series - Standard Class	Nomura VIP International Core Equity Series - Standard Class
Macquarie VIP Mid Cap Growth Series - Service Class	Nomura VIP Mid Cap Growth Series - Service Class
Macquarie VIP Mid Cap Growth Series - Standard Class	Nomura VIP Mid Cap Growth Series - Standard Class
Macquarie VIP Science and Technology Series - Service Class	Nomura VIP Science and Technology Series - Service Class
Macquarie VIP Science and Technology Series - Standard Class	Nomura VIP Science and Technology Series - Standard Class
Macquarie VIP Small Cap Growth Series - Service Class	Nomura VIP Small Cap Growth Series - Service Class
Macquarie VIP Small Cap Growth Series - Standard Class	Nomura VIP Small Cap Growth Series - Standard Class
Macquarie VIP Small Cap Value Series - Service Class	Nomura VIP Small Cap Value Series - Service Class
Macquarie VIP Small Cap Value Series - Standard Class	Nomura VIP Small Cap Value Series - Standard Class
Also during 2025, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	Invesco V.I. International Growth Fund - Series I Shares
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	Invesco V.I. International Growth Fund - Series II Shares
LVIP Macquarie Value Fund - Service Class	LVIP BlackRock Equity Dividend Fund - Service Class
LVIP Macquarie Value Fund - Standard Class	LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Service Class	LVIP Fidelity Institutional AM® Total Bond Fund - Service Class
LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Macquarie Bond Fund - Service Class	LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Macquarie Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	LVIP JPMorgan Short Duration Bond Fund - Service Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Service Class	LVIP Nomura Diversified Floating Rate Fund - Service Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Macquarie High Yield Fund - Service Class	LVIP Nomura High Yield Fund - Service Class
LVIP Macquarie High Yield Fund - Standard Class	LVIP Nomura High Yield Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Service Class	LVIP Nomura Mid Cap Value Fund - Service Class
LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Service Class	LVIP Nomura SMID Cap Core Fund - Service Class
LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Service Class	LVIP Nomura Social Awareness Fund - Service Class
LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Nomura Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Service Class	LVIP Nomura U.S. Growth Fund - Service Class
LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Service Class	LVIP Nomura U.S. REIT Fund - Service Class
LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Nomura U.S. REIT Fund - Standard Class
Also during 2025, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
LVIP Western Asset Core Bond Fund - Service Class	LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Western Asset Core Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Wealth Builder Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class
LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
Also during 2025, the following funds ceased to be available as investment options to Variable Account contract owners:

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	LVIP American Global Small Capitalization Fund - Service Class II
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. The ranges of rates are as follows for the fifty contract types within the Variable Account:

-Lincoln ChoicePlus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
-Lincoln ChoicePlus Access at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis)
-Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0061644% (.20% to 2.25% on an annual basis)
-Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis)
-Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)
-Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0076712% (.60% to 2.80% on an annual basis)
-Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0005479% to .0072603% (.20% to 2.65% on an annual basis)
-Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)
-Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis)
-Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis)
-Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0102740% (1.40% to 3.75% on an annual basis)
-Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0101370% (1.40% to 3.70% on an annual basis)
-Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0090411% (1.25% to 3.30% on an annual basis)
-Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0101370% (1.40% to 3.70% on an annual basis)
-Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0101370% (1.40% to 3.70% on an annual basis)
-Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis)
-Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0086301% (1.10% to 3.15% on an annual basis)
-Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0098630% (1.10% to 3.60% on an annual basis)
-Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0098630% (1.10% to 3.60% on an annual basis)
-Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)
-Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0082192% (1.00% to 3.00% on an annual basis)
-Lincoln ChoicePlus Select B-Share at a daily rate of .0026027% to .0083562% (.95% to 3.05% on an annual basis)
-Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0090411% (1.25% to 3.30% on an annual basis)
-Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis)
-Lincoln ChoicePlus II at a daily rate of .0035616% to .0087671% (1.30% to 3.20% on an annual basis)
-Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis)
-Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)
-Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis)
-Lincoln Core Income at a daily rate of .0015068% to .0031506% (.55% to 1.15% on an annual basis)
-Lincoln InvestmentSolutions at a daily rate of .0016438% to .0072603% (.60% to 2.65% on an annual basis)
-Lincoln InvestmentSolutions RIA at a daily rate of .0010959% to .0067123% (.40% to 2.45% on an annual basis)
-Lincoln Investor Advantage Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis)
-Lincoln Investor Advantage Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis)
-Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0036986% (.95% to 1.35% on an annual basis)
-Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis)
-Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis)
-Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis)
-Lincoln Investor Advantage RIA Class at a daily rate of .0009589% to .0020548% (.35% to .75% on an annual basis)
-Lincoln Investor Advantage Pro Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis)
-Lincoln Investor Advantage Pro Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis)
-Lincoln Investor Advantage Pro B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis)
-Lincoln Investor Advantage Pro C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis)
-Lincoln Level Advantage Access at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)
-Lincoln Level Advantage Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
-Lincoln Level Advantage Advisory Class at a daily rate of .0008219% (.30% on an annual basis)
-Lincoln Level Advantage B Class at a daily rate of .0035616% (1.30% on an annual basis)
-Lincoln Level Advantage B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)
-Lincoln Level Advantage Design Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
-Lincoln Level Advantage Design B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)
-Lincoln Level Advantage Select B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)
The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2025 and 2024 were $603,619,671 and $489,296,823, respectively.
For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2025 and 2024, sales charges amounted to $29,319 and $35,656, respectively.
Surrender, contract and all other charges are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2025, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2025		0.35%	0.80%	19.04	21.54	59,267	1,191,596	2.07%	2.53%	1.10%
	2024		0.35%	0.80%	18.65	21.02	30,319	614,948	9.14%	9.64%	0.87%
	2023		0.35%	0.80%	17.08	19.18	31,780	588,207	16.25%	16.77%	1.07%
	2022		0.35%	0.80%	15.06	16.43	34,066	539,687	-16.30%	-15.92%	1.09%
	2021		0.35%	0.80%	17.92	19.56	37,748	711,565	34.87%	35.47%	0.71%

AB VPS Discovery Value Portfolio - Class B	2025		0.00%	3.30%	9.53	64.87	5,378,984	181,817,654	-0.69%	2.64%	0.60%
	2024		0.00%	3.30%	9.59	64.09	5,588,556	193,669,648	6.16%	9.72%	0.63%
	2023		0.00%	3.30%	9.04	59.24	6,317,499	214,180,672	13.07%	16.86%	0.82%
	2022		0.00%	3.30%	12.60	51.41	6,626,036	200,014,624	-18.55%	-15.82%	0.83%
	2021		0.00%	3.30%	15.47	61.93	6,908,052	260,686,099	31.21%	35.47%	0.60%

AB VPS Large Cap Growth Portfolio - Class B	2025		1.30%	2.90%	12.17	93.41	205,705	9,524,923	9.63%	11.37%	0.00%
	2024		1.30%	2.70%	11.20	83.87	263,780	10,283,784	21.62%	23.33%	0.00%
	2023		1.30%	2.70%	9.20	68.00	306,631	9,806,708	31.20%	33.05%	0.00%
	2022		1.30%	2.80%	20.81	51.11	330,778	8,013,832	-30.66%	-29.61%	0.00%
	2021		1.30%	2.80%	29.71	72.61	321,645	12,375,493	25.10%	26.99%	0.00%

AB VPS Sustainable Global Thematic Portfolio - Class B	2025		0.30%	3.25%	8.19	40.76	1,044,026	25,957,804	2.64%	5.71%	0.00%
	2024		0.30%	3.30%	7.96	39.17	1,207,613	28,940,951	2.52%	5.64%	0.00%
	2023		0.20%	3.25%	7.78	37.65	1,343,429	31,491,296	12.00%	15.47%	0.03%
	2022		0.20%	3.15%	8.46	33.15	1,489,674	31,230,397	-29.43%	-27.31%	0.00%
	2021		0.20%	3.20%	11.82	46.37	1,538,172	45,145,814	18.72%	22.20%	0.00%

ALPS Global Opportunity Portfolio - Class I	2025		0.35%	0.80%	21.48	23.64	21,317	496,214	0.74%	1.20%	5.83%
	2024		0.35%	0.80%	21.32	23.36	65,081	1,513,131	17.34%	17.87%	10.72%
	2023		0.35%	0.80%	18.17	19.81	13,540	262,534	28.19%	28.77%	0.00%
	2022		0.35%	0.80%	14.18	15.39	13,918	209,812	-29.25%	-28.93%	15.34%
	2021		0.35%	0.80%	20.04	21.65	10,796	227,781	23.49%	24.04%	4.64%

ALPS Global Opportunity Portfolio - Class III	2025		0.00%	1.65%	12.81	23.19	489,809	9,061,569	-0.30%	1.36%	5.74%
	2024		0.00%	1.65%	12.65	22.91	613,584	11,265,144	16.08%	18.01%	8.03%
	2023		0.00%	1.65%	10.73	19.43	648,456	10,386,767	26.69%	28.80%	0.00%
	2022		0.00%	1.65%	10.50	15.10	825,736	10,459,261	-30.07%	-28.91%	11.85%
	2021		0.00%	1.65%	15.57	21.26	903,620	16,448,476	21.91%	23.81%	4.30%

ALPS/Alerian Energy Infrastructure Portfolio - Class I	2025		0.35%	0.80%	16.88	21.58	96,439	2,053,218	4.25%	4.72%	3.64%
	2024		0.35%	0.75%	16.90	20.60	231,626	4,747,155	39.98%	40.54%	4.93%
	2023		0.35%	0.75%	12.03	14.66	193,816	2,820,856	13.39%	13.85%	4.72%
	2022		0.35%	0.40%	10.57	12.88	141,500	1,806,738	17.37%	17.43%	5.11%
	2021		0.35%	0.40%	9.01	10.97	80,817	877,960	37.70%	37.77%	2.19%

ALPS/Alerian Energy Infrastructure Portfolio - Class III	2025		0.00%	1.65%	14.64	27.37	1,290,940	24,332,623	2.95%	4.66%	5.92%
	2024		0.00%	1.65%	14.22	26.15	1,102,410	19,127,736	38.30%	40.60%	2.52%
	2023		0.00%	1.65%	10.28	18.60	1,671,638	21,395,049	12.04%	13.91%	2.93%
	2022		0.00%	1.65%	9.18	16.33	2,333,678	26,304,411	15.40%	17.32%	4.21%
	2021		0.00%	1.65%	7.95	10.87	2,556,909	25,104,013	35.52%	37.63%	2.88%

American Funds® IS American Funds Global Balanced Fund - Class 1	2025		0.60%	1.90%	20.21	24.44	8,576	204,469	15.21%	16.72%	1.16%
	2024		0.60%	1.90%	17.54	20.94	17,864	368,692	4.89%	6.26%	2.04%
	2023		0.60%	1.90%	16.72	19.71	18,211	354,047	11.90%	13.37%	1.88%
	2022		0.60%	1.90%	14.95	17.38	20,105	345,175	-15.94%	-14.84%	0.00%
	2021		0.60%	1.90%	17.78	20.41	17,274	347,920	8.96%	10.38%	1.19%

American Funds® IS American Funds Global Balanced Fund - Class 1A	2025		0.50%	1.85%	16.89	19.07	222,234	4,232,799	15.06%	16.63%	1.53%
	2024		0.50%	1.85%	14.68	16.35	200,101	3,261,589	4.61%	6.03%	2.12%
	2023		0.50%	1.85%	14.03	15.42	147,548	2,265,384	11.68%	13.20%	1.66%
	2022		0.50%	1.85%	12.57	13.62	156,292	2,120,996	-16.13%	-14.99%	0.00%
	2021		0.50%	1.85%	14.98	16.02	208,680	3,335,106	8.80%	10.28%	1.10%

American Funds® IS American Funds Mortgage Fund - Class 1	2025		0.65%	1.70%	10.72	12.50	30,630	337,686	7.09%	8.22%	4.49%
	2024		0.65%	1.70%	10.01	11.55	32,921	335,648	-0.78%	0.27%	4.33%
	2023		0.40%	1.70%	10.09	11.52	41,259	433,052	2.28%	3.62%	3.56%
	2022		0.40%	1.70%	9.86	11.14	50,134	519,556	-11.28%	-10.12%	1.39%
	2021		0.40%	1.70%	11.12	12.43	56,515	654,844	-2.00%	-0.71%	0.71%

American Funds® IS American Funds Mortgage Fund - Class 1A	2025		0.35%	1.10%	10.49	11.22	298,683	3,304,776	7.38%	8.19%	4.42%
	2024		0.35%	1.10%	9.76	10.37	259,659	2,669,453	-0.37%	0.38%	5.26%
	2023		0.35%	1.10%	9.80	10.33	183,353	1,876,261	2.58%	3.36%	4.06%
	2022		0.35%	0.90%	9.67	9.99	166,907	1,656,078	-10.83%	-10.34%	2.06%
	2021		0.35%	0.90%	10.84	11.14	200,104	2,217,056	-1.36%	-0.82%	0.74%

American Funds® IS American Funds Mortgage Fund - Class 4	2025		0.00%	1.65%	9.82	11.17	866,002	9,018,810	6.55%	8.32%	4.26%
	2024		0.00%	1.65%	9.11	10.36	783,883	7,594,674	-1.29%	0.35%	4.41%
	2023		0.00%	1.65%	9.25	10.38	701,833	6,841,677	1.81%	3.51%	3.53%
	2022		0.00%	1.65%	8.94	10.36	755,130	7,204,085	-11.63%	-10.16%	1.90%
	2021		0.00%	1.65%	10.43	11.56	645,155	6,933,462	-2.40%	-0.88%	0.26%

American Funds® IS American High-Income Trust - Class 1	2025		0.60%	1.90%	16.79	20.31	106,542	2,089,079	6.48%	7.87%	6.68%
	2024		0.60%	1.90%	15.77	18.83	98,247	1,806,026	7.86%	9.27%	7.12%
	2023		0.60%	1.90%	14.62	17.23	79,451	1,332,580	10.57%	12.01%	7.06%
	2022		0.60%	1.90%	13.22	15.38	89,740	1,349,458	-10.73%	-9.56%	7.12%
	2021		0.60%	1.90%	14.81	17.01	112,696	1,879,396	6.69%	8.09%	4.44%

American Funds® IS American High-Income Trust - Class 1A	2025		0.40%	2.05%	12.58	15.93	157,200	2,351,529	6.00%	7.76%	5.54%
	2024		0.40%	2.05%	12.96	14.78	209,109	3,043,978	7.50%	9.29%	6.72%
	2023		0.40%	2.05%	12.06	13.53	196,845	2,611,590	10.12%	11.95%	8.09%
	2022		0.40%	2.05%	10.95	12.08	107,189	1,262,357	-11.13%	-9.65%	7.66%
	2021		0.40%	2.05%	12.32	13.37	111,336	1,456,294	6.22%	7.99%	4.62%

American Funds® IS Asset Allocation Fund - Class 1	2025		0.40%	1.65%	14.93	35.65	1,020,178	30,219,969	14.26%	15.69%	2.30%
	2024		0.40%	1.95%	12.95	30.88	1,008,828	25,860,222	14.48%	16.27%	2.40%
	2023		0.40%	1.95%	11.18	26.61	1,039,304	22,838,527	12.34%	14.09%	2.44%
	2022		0.40%	1.95%	17.16	23.37	1,098,938	21,372,184	-14.87%	-13.54%	2.15%
	2021		0.40%	1.95%	19.85	27.09	1,053,226	24,731,608	13.17%	14.94%	1.73%

American Funds® IS Asset Allocation Fund - Class 1A	2025		0.35%	1.85%	19.42	22.22	2,537,324	55,620,574	13.74%	15.46%	2.21%
	2024		0.35%	1.85%	17.08	19.25	2,180,180	41,471,280	14.28%	16.01%	2.36%
	2023		0.35%	1.85%	14.94	16.59	1,953,140	32,034,680	12.22%	13.92%	2.34%
	2022		0.35%	1.85%	13.31	14.56	1,839,067	26,532,150	-15.02%	-13.74%	2.14%
	2021		0.35%	1.85%	15.67	16.88	1,432,276	24,074,567	13.02%	14.73%	1.91%

American Funds® IS Asset Allocation Fund - Class 4	2025		0.00%	1.65%	13.53	25.14	19,146,274	363,794,054	13.70%	15.59%	1.91%
	2024		0.00%	1.65%	11.90	21.81	17,678,342	298,514,163	14.21%	16.11%	1.98%
	2023		0.00%	1.65%	10.42	18.84	17,818,139	266,135,120	12.16%	14.02%	2.01%
	2022		0.00%	1.65%	9.29	16.58	18,624,173	248,941,509	-15.08%	-13.66%	1.70%
	2021		0.00%	1.65%	12.51	19.26	17,644,983	282,327,497	12.96%	14.84%	1.45%

American Funds® IS Capital Income Builder - Class 1	2025		0.40%	0.90%	18.87	20.00	74,552	1,482,554	19.61%	20.21%	3.23%
	2024		0.40%	0.90%	15.78	16.64	77,638	1,284,672	9.46%	10.01%	3.82%
	2023		0.40%	0.90%	14.41	15.12	65,983	991,879	8.30%	8.84%	3.16%
	2022		0.40%	0.90%	13.31	13.90	73,461	1,014,648	-7.73%	-7.27%	3.06%
	2021		0.40%	0.90%	14.42	14.98	74,402	1,109,466	14.28%	14.85%	2.97%

American Funds® IS Capital Income Builder - Class 1A	2025		0.35%	1.85%	16.73	19.15	745,005	14,018,328	18.21%	20.00%	3.04%
	2024		0.35%	1.85%	14.16	15.96	707,933	11,194,768	8.17%	9.81%	3.42%
	2023		0.35%	1.85%	13.09	14.53	694,734	10,014,239	7.01%	8.63%	2.94%
	2022		0.35%	1.85%	12.23	13.38	707,096	9,393,227	-8.76%	-7.38%	2.83%
	2021		0.35%	1.85%	13.40	14.44	633,626	9,093,355	12.84%	14.55%	2.86%

American Funds® IS Capital Income Builder - Class 4	2025		0.00%	1.65%	13.65	19.56	5,768,147	95,909,545	18.19%	20.16%	2.85%
	2024		0.00%	1.65%	11.55	16.29	5,047,922	70,485,257	8.13%	9.93%	3.25%
	2023		0.00%	1.65%	10.68	14.84	4,408,534	56,908,544	6.98%	8.76%	2.73%
	2022		0.00%	1.65%	9.99	13.66	4,338,420	52,269,332	-8.89%	-7.37%	2.56%
	2021		0.00%	1.65%	12.26	14.76	4,212,800	55,737,245	12.81%	14.68%	2.52%

American Funds® IS Capital World Bond Fund - Class 1	2025		0.60%	2.15%	8.70	10.91	236,473	2,477,109	7.22%	8.90%	3.11%
	2024		0.60%	2.15%	8.11	10.02	243,142	2,348,193	-4.83%	-3.35%	2.55%
	2023		0.60%	2.15%	8.52	10.37	237,645	2,380,236	4.12%	5.75%	0.00%
	2022		0.60%	2.15%	8.19	9.80	251,610	2,389,808	-19.19%	-17.93%	0.30%
	2021		0.60%	2.15%	10.13	11.95	256,077	2,971,792	-6.75%	-5.30%	1.94%

American Funds® IS Capital World Bond Fund - Class 1A	2025		0.40%	0.90%	10.16	10.63	127,302	1,327,205	8.33%	8.87%	2.99%
	2024		0.40%	0.90%	9.38	9.76	122,075	1,179,309	-3.84%	-3.35%	2.22%
	2023		0.40%	0.90%	9.76	10.10	145,173	1,453,363	5.16%	5.68%	0.00%
	2022		0.40%	0.90%	9.28	9.56	140,596	1,333,647	-18.43%	-18.02%	0.22%
	2021		0.40%	0.90%	11.37	11.66	132,018	1,529,656	-5.73%	-5.26%	2.26%

American Funds® IS Capital World Growth and Income Fund - Class 1	2025		0.60%	1.70%	31.77	37.32	56,701	1,875,450	23.06%	24.42%	1.66%
	2024		0.60%	1.90%	25.13	30.00	53,210	1,553,735	12.10%	13.56%	1.89%
	2023		0.60%	1.90%	22.41	26.41	58,858	1,505,968	18.94%	20.49%	2.14%
	2022		0.60%	1.90%	18.85	21.92	63,157	1,335,132	-18.70%	-17.63%	2.60%
	2021		0.60%	1.90%	23.18	26.61	64,952	1,668,026	12.87%	14.34%	1.85%

American Funds® IS Capital World Growth and Income Fund - Class 1A	2025		0.40%	1.85%	22.17	25.25	376,014	9,280,374	22.51%	24.29%	1.51%
	2024		0.40%	1.85%	18.10	20.32	342,639	6,894,114	11.91%	13.55%	1.75%
	2023		0.40%	0.90%	17.28	17.89	306,487	5,436,095	19.79%	20.39%	1.94%
	2022		0.40%	0.70%	14.60	14.86	311,647	4,600,407	-17.87%	-17.62%	2.42%
	2021		0.40%	0.70%	17.77	18.04	318,236	5,712,399	13.91%	14.26%	2.27%

American Funds® IS Global Growth Fund - Class 1	2025		0.40%	1.90%	32.84	67.64	51,947	2,034,854	19.68%	21.49%	1.69%
	2024		0.40%	1.95%	27.14	55.79	40,003	1,448,441	11.74%	13.48%	1.75%
	2023		0.40%	1.95%	24.01	49.26	44,670	1,414,503	20.53%	22.41%	1.11%
	2022		0.40%	1.95%	19.69	40.32	51,302	1,342,486	-26.00%	-24.84%	0.77%
	2021		0.40%	1.95%	26.31	53.75	75,289	2,837,499	14.47%	16.26%	0.59%

American Funds® IS Global Growth Fund - Class 1A	2025		0.35%	2.05%	11.52	29.84	956,703	26,848,070	19.17%	21.21%	1.56%
	2024		0.35%	2.05%	21.50	24.62	749,477	17,843,807	11.37%	13.27%	1.57%
	2023		0.35%	2.05%	19.30	21.73	739,917	15,842,254	20.11%	22.17%	0.93%
	2022		0.35%	2.05%	16.07	17.79	732,861	12,866,548	-26.27%	-25.00%	0.70%
	2021		0.35%	2.05%	21.79	23.72	700,949	16,444,653	14.09%	16.04%	0.38%

American Funds® IS Global Growth Fund - Class 2	2025		0.60%	3.55%	10.90	66.13	5,087,681	237,072,010	17.39%	20.90%	1.35%
	2024		0.60%	3.55%	9.28	55.08	5,739,768	230,550,302	9.72%	13.00%	1.51%
	2023		0.60%	3.45%	8.44	49.08	6,275,009	238,820,729	18.45%	21.87%	0.88%
	2022		0.60%	3.45%	14.56	40.56	6,939,614	228,027,397	-27.29%	-25.19%	0.66%
	2021		0.60%	3.45%	20.03	54.60	7,145,108	331,592,236	12.47%	15.72%	0.33%

American Funds® IS Global Growth Fund - Class 4	2025		0.00%	1.65%	12.38	32.83	7,145,646	163,352,764	19.36%	21.34%	1.26%
	2024		0.00%	1.65%	10.37	27.13	6,923,172	134,267,118	11.53%	13.39%	1.42%
	2023		0.00%	1.65%	9.40	24.00	6,499,381	115,580,738	20.29%	22.29%	0.72%
	2022		0.00%	1.65%	7.79	19.69	6,283,728	93,630,152	-26.15%	-24.92%	0.44%
	2021		0.00%	1.65%	13.51	26.30	5,973,967	124,611,582	14.24%	16.14%	0.21%

American Funds® IS Global Small Capitalization Fund - Class 1	2025		0.40%	1.70%	19.23	39.24	47,615	1,318,591	12.96%	14.43%	0.53%
	2024		0.40%	1.85%	16.87	34.36	48,251	1,190,605	0.71%	2.18%	1.23%
	2023		0.40%	1.85%	16.58	33.69	52,294	1,245,387	14.32%	15.99%	0.49%
	2022		0.40%	1.85%	14.35	29.10	52,793	1,096,232	-30.67%	-29.65%	0.00%
	2021		0.40%	1.85%	20.48	41.46	55,839	1,645,115	5.02%	6.55%	0.00%

American Funds® IS Global Small Capitalization Fund - Class 1A	2025		0.35%	0.90%	17.77	18.67	324,040	5,963,123	13.60%	14.23%	0.34%
	2024		0.35%	0.90%	15.64	16.35	315,052	5,089,594	1.42%	1.98%	1.01%
	2023		0.35%	0.90%	15.42	16.03	296,625	4,703,616	15.11%	15.74%	0.25%
	2022		0.35%	0.90%	13.40	13.85	291,450	3,998,276	-30.18%	-29.79%	0.00%
	2021		0.35%	0.90%	19.19	19.72	253,575	4,963,838	5.77%	6.36%	0.00%

American Funds® IS Global Small Capitalization Fund - Class 2	2025		0.60%	3.30%	7.77	56.63	8,733,068	242,617,059	10.92%	13.95%	0.34%
	2024		0.60%	3.30%	7.00	50.17	9,861,667	246,897,782	-0.99%	1.72%	1.05%
	2023		0.60%	3.30%	7.07	49.80	10,706,562	274,818,026	12.40%	15.48%	0.26%
	2022		0.60%	3.15%	13.10	43.53	11,538,030	263,830,432	-31.74%	-29.98%	0.00%
	2021		0.60%	3.15%	19.19	62.84	10,681,342	364,736,293	3.43%	6.11%	0.00%

American Funds® IS Global Small Capitalization Fund - Class 4	2025		0.00%	1.65%	8.40	19.36	6,794,395	82,839,931	12.46%	14.33%	0.27%
	2024		0.00%	1.65%	7.47	16.95	2,239,519	30,245,988	0.45%	2.12%	0.82%
	2023		0.00%	1.65%	7.52	16.62	2,496,234	33,888,021	13.89%	15.79%	0.03%
	2022		0.00%	1.65%	6.58	14.37	2,094,086	25,058,853	-30.84%	-29.69%	0.00%
	2021		0.00%	1.65%	13.32	20.48	1,968,659	34,450,040	4.68%	6.43%	0.00%

American Funds® IS Growth Fund - Class 1	2025		0.40%	2.25%	13.80	124.74	115,021	8,256,554	17.85%	20.05%	0.25%
	2024		0.40%	2.25%	11.71	104.11	112,087	7,813,532	29.03%	31.43%	0.57%
	2023		0.40%	2.25%	9.07	79.37	125,899	6,878,384	35.72%	38.26%	0.61%
	2022		0.40%	2.25%	22.58	57.52	148,280	6,155,475	-31.32%	-30.04%	0.57%
	2021		0.40%	2.25%	37.66	82.39	156,069	9,445,804	19.70%	21.81%	0.44%

American Funds® IS Growth Fund - Class 1A	2025		0.35%	2.05%	13.78	45.18	1,944,526	85,544,832	17.79%	19.81%	0.15%
	2024		0.35%	2.05%	32.93	37.71	1,919,617	71,389,379	28.96%	31.17%	0.36%
	2023		0.35%	2.05%	25.53	28.75	1,897,805	54,060,215	35.66%	37.98%	0.39%
	2022		0.35%	2.05%	18.82	20.84	1,889,684	38,976,277	-31.36%	-30.18%	0.43%
	2021		0.35%	2.05%	27.42	29.84	1,800,983	53,310,366	19.51%	21.56%	0.33%

American Funds® IS Growth Fund - Class 2	2025		0.60%	3.55%	13.04	126.64	19,517,408	1,440,124,404	16.04%	19.51%	0.16%
	2024		0.60%	3.55%	11.23	107.30	22,293,924	1,437,562,970	27.04%	30.84%	0.33%
	2023		0.60%	3.55%	8.82	83.04	24,782,733	1,345,359,592	33.66%	37.65%	0.36%
	2022		0.60%	3.45%	17.97	61.08	26,737,864	1,143,960,232	-32.32%	-30.36%	0.32%
	2021		0.60%	3.45%	26.56	88.81	26,676,493	1,768,484,011	17.86%	21.26%	0.21%

American Funds® IS Growth Fund - Class 4	2025		0.00%	1.65%	15.90	56.57	28,958,023	970,443,045	17.96%	19.93%	0.13%
	2024		0.00%	1.65%	13.47	47.31	24,100,987	701,905,542	29.15%	31.30%	0.17%
	2023		0.00%	1.65%	10.43	36.14	21,061,039	487,372,200	35.88%	38.14%	0.17%
	2022		0.00%	1.65%	7.68	26.24	19,362,900	336,311,901	-31.26%	-30.11%	0.11%
	2021		0.00%	1.65%	15.08	37.67	16,481,366	437,753,534	19.69%	21.68%	0.06%

American Funds® IS Growth-Income Fund - Class 1	2025		0.40%	1.90%	39.46	82.80	55,836	2,714,976	16.14%	17.90%	1.11%
	2024		0.40%	1.90%	33.47	70.38	54,015	2,777,560	22.20%	24.04%	1.30%
	2023		0.40%	1.90%	26.98	56.85	66,537	2,787,644	24.09%	25.96%	1.56%
	2022		0.40%	1.90%	21.42	45.22	75,870	2,557,467	-17.86%	-16.62%	1.51%
	2021		0.40%	1.90%	25.69	54.35	80,134	3,288,497	22.08%	23.92%	1.28%

American Funds® IS Growth-Income Fund - Class 1A	2025		0.35%	2.05%	14.24	31.32	1,777,201	54,060,962	15.67%	17.65%	0.98%
	2024		0.35%	2.05%	23.24	26.62	1,680,976	43,910,111	21.72%	23.81%	1.13%
	2023		0.35%	2.05%	19.09	21.50	1,662,081	35,398,741	23.57%	25.68%	1.39%
	2022		0.35%	2.05%	15.45	17.11	1,662,452	28,204,187	-18.18%	-16.78%	1.34%
	2021		0.35%	2.05%	18.89	20.56	1,571,651	32,073,184	21.58%	23.65%	1.34%

American Funds® IS Growth-Income Fund - Class 2	2025		0.60%	3.55%	13.47	76.88	29,619,140	1,545,258,618	13.95%	17.36%	0.89%
	2024		0.60%	3.55%	11.82	66.33	34,108,063	1,561,930,971	19.90%	23.48%	1.07%
	2023		0.60%	3.55%	9.83	54.39	38,624,856	1,530,252,886	21.74%	25.38%	1.34%
	2022		0.60%	3.45%	14.84	43.92	43,115,988	1,417,480,260	-19.33%	-16.99%	1.25%
	2021		0.60%	3.45%	18.40	53.58	46,718,619	1,937,644,819	19.89%	23.35%	1.09%

American Funds® IS Growth-Income Fund - Class 4	2025		0.00%	1.65%	16.74	37.66	22,543,330	560,774,792	15.84%	17.77%	0.78%
	2024		0.00%	1.65%	14.45	32.07	19,578,925	427,785,021	21.89%	23.92%	0.98%
	2023		0.00%	1.65%	11.86	25.96	17,006,939	309,781,612	23.77%	25.82%	1.23%
	2022		0.00%	1.65%	9.58	20.69	15,783,624	234,916,553	-18.07%	-16.71%	1.12%
	2021		0.00%	1.65%	13.69	24.92	13,663,190	255,625,285	21.77%	23.80%	1.01%

American Funds® IS International Fund - Class 1	2025		0.40%	1.90%	16.92	29.19	150,192	3,088,705	24.65%	26.54%	1.53%
	2024		0.40%	1.90%	13.42	23.12	170,554	2,780,772	1.45%	2.99%	1.36%
	2023		0.40%	1.90%	13.09	22.49	196,908	3,087,119	13.93%	15.66%	1.59%
	2022		0.40%	1.90%	11.36	19.49	194,521	2,641,954	-22.07%	-20.89%	2.00%
	2021		0.40%	1.90%	14.42	24.68	197,710	3,385,811	-3.09%	-1.63%	2.61%

American Funds® IS International Fund - Class 1A	2025		0.35%	2.05%	15.48	18.04	923,723	16,463,311	24.11%	26.24%	1.44%
	2024		0.35%	2.05%	12.48	14.29	902,039	12,763,229	1.08%	2.81%	1.22%
	2023		0.35%	2.05%	12.34	13.90	874,925	12,059,146	13.50%	15.45%	1.33%
	2022		0.35%	2.05%	10.87	12.04	872,186	10,424,050	-22.41%	-21.07%	1.86%
	2021		0.35%	2.05%	14.01	15.25	774,755	11,746,161	-3.47%	-1.81%	2.66%

American Funds® IS International Fund - Class 2	2025		0.60%	3.30%	9.93	41.19	17,033,085	404,894,671	22.65%	26.01%	1.27%
	2024		0.60%	3.30%	8.10	32.92	19,696,328	381,674,042	-0.19%	2.54%	1.15%
	2023		0.60%	3.30%	8.11	32.33	21,521,844	421,500,056	12.08%	15.15%	1.29%
	2022		0.60%	3.30%	9.30	28.27	23,521,687	411,907,949	-23.36%	-21.26%	1.72%
	2021		0.60%	3.30%	12.11	36.16	24,052,896	555,485,504	-4.69%	-2.09%	2.36%

American Funds® IS International Fund - Class 4	2025		0.00%	1.65%	10.06	18.19	6,524,306	89,650,419	24.34%	26.41%	1.24%
	2024		0.00%	1.65%	8.09	14.40	6,000,003	66,961,852	1.25%	2.93%	1.02%
	2023		0.00%	1.65%	7.99	14.01	5,548,891	61,486,834	13.67%	15.56%	1.12%
	2022		0.00%	1.65%	7.03	12.13	5,369,316	52,793,650	-22.32%	-21.02%	1.58%
	2021		0.00%	1.65%	10.89	15.38	4,951,091	62,830,736	-3.32%	-1.71%	2.41%

American Funds® IS International Growth and Income Fund - Class 1	2025		0.60%	2.15%	17.96	22.53	37,491	776,472	32.94%	35.02%	2.55%
	2024		0.60%	2.15%	13.51	16.69	48,937	760,728	1.44%	3.02%	2.64%
	2023		0.60%	2.15%	13.32	16.20	53,845	817,128	13.61%	15.39%	2.69%
	2022		0.60%	2.15%	11.72	14.04	58,853	775,406	-16.81%	-15.51%	2.71%
	2021		0.60%	2.15%	14.09	16.61	63,625	1,003,507	3.40%	5.01%	2.10%

American Funds® IS International Growth and Income Fund - Class 1A	2025		0.40%	2.05%	17.16	19.90	220,548	4,214,994	32.61%	34.81%	2.95%
	2024		0.50%	2.05%	12.94	14.64	177,025	2,579,750	1.29%	2.87%	2.43%
	2023		0.50%	2.05%	12.77	14.23	208,690	2,956,065	13.57%	15.35%	2.80%
	2022		0.50%	2.05%	11.25	12.34	188,405	2,315,244	-17.03%	-15.73%	3.07%
	2021		0.50%	2.05%	13.56	14.64	213,991	3,126,291	3.25%	4.86%	3.76%

American Funds® IS Managed Risk Asset Allocation Fund - Class P1	2025		0.40%	2.05%	13.19	23.83	459,440	8,393,256	9.74%	11.56%	2.90%
	2024		0.50%	2.05%	12.02	21.41	476,923	7,819,704	12.56%	14.32%	2.14%
	2023		0.50%	2.05%	10.68	18.76	508,563	7,277,219	8.27%	9.96%	2.15%
	2022		0.50%	1.85%	13.30	17.08	496,178	6,643,164	-15.33%	-14.18%	2.46%
	2021		0.50%	1.85%	15.50	19.94	461,758	7,250,348	10.75%	12.25%	1.81%

American Funds® IS Managed Risk Asset Allocation Fund - Class P2	2025		1.25%	2.90%	12.99	21.30	5,086,570	105,116,632	8.48%	10.28%	2.57%
	2024		1.25%	2.90%	11.96	19.32	6,178,841	116,193,061	11.35%	13.20%	1.93%
	2023		1.30%	2.90%	10.73	16.97	7,444,008	123,962,436	7.08%	8.81%	1.83%
	2022		1.30%	2.90%	11.18	15.59	8,155,720	125,010,890	-16.43%	-15.08%	2.18%
	2021		1.30%	2.90%	13.38	18.36	8,706,755	157,441,858	9.29%	11.05%	1.35%

American Funds® IS Managed Risk Growth Fund - Class P1	2025		0.50%	2.05%	14.98	33.26	179,308	5,286,452	11.33%	13.07%	1.77%
	2024		0.50%	2.05%	13.46	29.45	218,049	5,700,804	21.31%	23.20%	0.71%
	2023		0.50%	2.05%	11.09	23.93	267,767	5,687,823	21.26%	23.15%	0.61%
	2022		0.50%	1.85%	17.16	19.45	237,407	4,096,971	-26.01%	-25.00%	1.72%
	2021		0.50%	1.85%	22.92	25.96	231,720	5,380,840	11.01%	12.51%	0.92%

American Funds® IS Managed Risk Growth-Income Fund - Class P1	2025		0.50%	1.85%	14.05	22.61	75,806	1,698,352	9.41%	10.89%	2.28%
	2024		0.50%	1.85%	12.84	20.44	87,589	1,771,172	15.86%	17.44%	1.69%
	2023		0.50%	1.85%	11.08	17.62	101,282	1,744,777	14.04%	15.59%	1.62%
	2022		0.50%	1.70%	14.60	15.43	102,823	1,532,015	-18.15%	-17.16%	2.22%
	2021		0.50%	1.70%	17.65	18.85	87,815	1,590,752	13.37%	14.74%	1.39%

American Funds® IS Managed Risk International Fund - Class P1	2025		0.50%	2.05%	10.17	13.29	147,439	1,913,944	13.00%	14.76%	1.52%
	2024		0.50%	2.05%	9.00	11.58	153,181	1,733,560	-2.08%	-0.55%	1.51%
	2023		0.50%	2.05%	9.19	11.65	159,471	1,817,083	4.20%	5.83%	1.62%
	2022		0.50%	1.85%	8.92	11.01	155,537	1,653,984	-16.82%	-15.69%	3.74%
	2021		0.50%	1.85%	10.73	13.06	133,410	1,683,709	-5.68%	-4.39%	0.81%

American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	2025		0.50%	2.05%	14.13	21.20	143,163	2,631,143	8.70%	10.40%	2.08%
	2024		0.50%	2.05%	13.00	19.22	152,768	2,543,243	11.89%	13.64%	1.92%
	2023		0.50%	2.05%	11.62	16.94	171,714	2,517,450	7.80%	9.49%	2.16%
	2022		0.50%	1.90%	13.35	15.48	193,829	2,598,921	-10.64%	-9.38%	4.83%
	2021		0.50%	1.90%	14.73	17.10	153,886	2,299,890	15.24%	16.87%	2.01%

American Funds® IS New World Fund - Class 1	2025		0.40%	2.15%	18.40	23.08	145,922	3,062,977	25.87%	28.09%	1.26%
	2024		0.40%	2.15%	14.62	18.06	179,201	3,052,341	4.58%	6.43%	1.63%
	2023		0.40%	2.15%	13.98	17.00	180,123	2,894,728	13.75%	15.76%	1.67%
	2022		0.40%	2.15%	12.29	14.72	203,621	2,841,837	-23.52%	-22.17%	1.59%
	2021		0.40%	2.15%	16.07	18.95	198,885	3,578,414	2.92%	4.74%	1.07%

American Funds® IS New World Fund - Class 1A	2025		0.35%	0.90%	20.79	21.84	595,364	12,861,192	27.13%	27.83%	1.22%
	2024		0.35%	0.90%	16.35	17.08	673,414	11,416,946	5.62%	6.21%	1.52%
	2023		0.35%	0.90%	15.48	16.09	608,599	9,718,229	14.94%	15.58%	1.52%
	2022		0.35%	0.90%	13.47	13.92	577,633	7,986,002	-22.79%	-22.36%	1.33%
	2021		0.35%	0.90%	17.44	17.93	562,307	10,032,282	3.96%	4.53%	0.83%

American Funds® IS New World Fund - Class 4	2025		0.00%	1.65%	10.77	21.98	3,775,068	62,834,777	25.83%	27.93%	0.92%
	2024		0.00%	1.65%	8.56	17.04	4,147,974	55,793,493	4.59%	6.33%	1.16%
	2023		0.00%	1.65%	8.19	16.04	4,403,159	56,618,057	13.78%	15.67%	1.30%
	2022		0.00%	1.65%	7.19	13.88	3,923,137	44,517,485	-23.53%	-22.25%	1.11%
	2021		0.00%	1.65%	12.61	17.87	3,776,566	56,215,439	2.92%	4.63%	0.67%

American Funds® IS The Bond Fund of America - Class 1	2025		0.60%	2.25%	9.30	13.51	464,738	6,028,625	5.01%	6.76%	4.14%
	2024		0.60%	2.25%	8.83	12.65	534,653	6,538,849	-0.76%	0.89%	4.41%
	2023		0.60%	2.25%	9.77	12.54	509,298	6,183,339	2.86%	4.58%	3.68%
	2022		0.60%	2.25%	9.50	11.99	526,323	6,171,989	-14.21%	-12.79%	3.10%
	2021		0.60%	2.25%	11.07	13.75	578,672	7,791,562	-2.36%	-0.74%	1.67%

American Funds® IS The Bond Fund of America - Class 1A	2025		0.40%	2.05%	9.14	11.81	1,950,083	22,564,345	5.06%	6.81%	4.73%
	2024		0.40%	2.05%	8.69	11.06	1,600,687	17,444,445	-0.82%	0.83%	4.16%
	2023		0.40%	2.05%	8.74	10.97	1,433,215	15,515,410	2.76%	4.47%	3.86%
	2022		0.40%	2.05%	9.51	10.50	961,825	9,965,248	-14.27%	-12.84%	3.20%
	2021		0.40%	2.05%	11.10	12.05	937,440	11,165,352	-2.38%	-0.75%	1.63%

American Funds® IS U.S. Government Securities Fund - Class 1	2025		0.60%	1.90%	10.35	12.51	19,682	235,268	5.98%	7.36%	4.52%
	2024		0.60%	1.90%	9.77	11.66	20,351	227,123	-0.92%	0.38%	4.28%
	2023		0.60%	1.90%	9.86	11.61	20,605	228,957	1.27%	2.59%	3.16%
	2022		0.60%	1.05%	10.74	11.32	30,060	330,374	-11.68%	-11.28%	3.69%
	2021		0.60%	1.05%	12.16	12.76	25,994	329,712	-1.48%	-1.04%	0.98%

American Funds® IS U.S. Government Securities Fund - Class 1A	2025		0.40%	1.85%	8.97	11.30	559,241	6,185,945	5.82%	7.37%	4.10%
	2024		0.40%	1.85%	8.48	10.52	539,619	5,480,458	-1.15%	0.30%	4.62%
	2023		0.40%	1.85%	8.57	10.49	459,340	4,739,052	1.00%	2.47%	3.93%
	2022		0.40%	1.85%	9.39	10.24	383,925	3,868,467	-12.56%	-11.28%	3.74%
	2021		0.40%	1.85%	10.74	11.54	408,297	4,653,756	-2.48%	-1.05%	1.48%

American Funds® IS Washington Mutual Investors Fund - Class 1	2025		0.40%	2.25%	14.26	48.84	65,211	2,529,777	14.89%	17.03%	1.56%
	2024		0.40%	2.25%	12.41	41.82	74,375	2,586,733	16.75%	18.93%	1.63%
	2023		0.40%	2.25%	10.62	35.23	105,314	3,048,691	15.04%	17.19%	1.95%
	2022		0.40%	2.25%	17.27	30.13	178,208	3,901,245	-10.32%	-8.65%	2.12%
	2021		0.40%	2.25%	19.26	33.04	174,157	4,662,906	25.27%	27.60%	1.66%

American Funds® IS Washington Mutual Investors Fund - Class 1A	2025		0.35%	2.05%	19.24	25.78	1,326,366	33,688,415	14.83%	16.80%	1.46%
	2024		0.35%	1.85%	19.58	22.07	1,257,879	27,507,586	16.97%	18.74%	1.65%
	2023		0.35%	1.85%	16.74	18.59	1,178,135	21,727,445	15.14%	16.88%	1.62%
	2022		0.35%	1.85%	14.54	15.90	1,109,318	17,524,487	-10.13%	-8.77%	1.70%
	2021		0.35%	2.05%	16.02	17.43	1,084,758	18,789,114	25.11%	27.25%	1.75%

American Funds® IS Washington Mutual Investors Fund - Class 4	2025		0.00%	1.65%	16.47	32.15	9,613,587	216,327,421	14.99%	16.90%	1.36%
	2024		0.00%	1.65%	14.32	27.59	8,109,429	157,374,329	16.91%	18.85%	1.50%
	2023		0.00%	1.65%	12.25	23.28	7,331,230	122,949,885	15.06%	16.97%	1.77%
	2022		0.00%	1.65%	10.73	19.96	6,551,814	96,644,860	-10.18%	-8.69%	1.83%
	2021		0.00%	1.65%	14.25	21.93	5,752,768	96,471,478	25.43%	27.51%	1.39%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.35%	1.90%	15.56	24.74	386,033	6,754,231	4.67%	6.30%	0.96%

BlackRock Global Allocation V.I. Fund - Class III	2021		0.00%	3.45%	12.95	24.01	51,716,130	1,057,226,537	2.81%	6.31%	0.82%

ClearBridge Variable Growth Portfolio - Class I	2025		0.35%	0.75%	18.93	21.68	66,973	1,310,506	12.47%	12.92%	0.00%
	2024		0.35%	0.75%	16.83	19.21	42,517	765,963	11.95%	12.40%	0.10%
	2023		0.35%	0.75%	15.04	17.10	34,623	563,009	23.49%	23.99%	0.31%
	2022		0.35%	0.75%	12.18	13.80	37,690	492,380	-26.97%	-26.67%	0.45%
	2021		0.35%	0.75%	17.04	18.82	38,379	683,163	9.86%	9.91%	0.16%

ClearBridge Variable Growth Portfolio - Class II	2025		0.00%	1.65%	15.03	21.31	1,159,385	20,736,396	11.25%	13.10%	0.00%
	2024		0.00%	1.65%	13.36	18.90	1,208,674	19,694,474	10.58%	12.42%	0.11%
	2023		0.00%	1.65%	11.88	16.86	1,234,179	18,504,203	22.10%	24.13%	0.06%
	2022		0.00%	1.65%	9.57	13.62	1,404,002	17,234,948	-27.79%	-26.59%	0.00%
	2021		0.00%	1.65%	13.70	18.61	1,427,194	24,198,802	8.24%	9.93%	0.17%

ClearBridge Variable Large Cap Growth Portfolio - Class I	2025		0.35%	2.05%	27.33	31.65	322,851	10,014,334	6.42%	8.24%	0.00%
	2024		0.35%	2.05%	25.69	29.24	325,926	9,399,482	25.29%	27.44%	0.00%
	2023		0.35%	2.05%	20.50	22.95	319,259	7,233,110	41.10%	43.52%	0.00%
	2022		0.35%	2.05%	14.53	15.99	262,667	4,153,090	-33.62%	-32.48%	0.00%
	2021		0.35%	2.05%	21.89	23.68	275,244	6,458,198	19.47%	21.51%	0.00%

ClearBridge Variable Large Cap Growth Portfolio - Class II	2025		0.00%	3.30%	11.58	31.67	12,763,143	345,507,128	4.84%	8.35%	0.00%
	2024		0.00%	3.30%	11.04	29.25	12,464,769	318,316,330	23.42%	27.56%	0.00%
	2023		0.00%	3.25%	8.99	22.96	12,967,556	265,745,347	39.07%	43.66%	0.00%
	2022		0.00%	3.25%	9.19	16.00	11,981,785	173,601,522	-34.58%	-32.42%	0.00%
	2021		0.00%	3.25%	15.78	23.69	10,891,623	238,342,012	17.74%	21.50%	0.00%

ClearBridge Variable Mid Cap Portfolio - Class I	2025		0.35%	0.90%	18.91	21.47	76,292	1,502,209	3.41%	3.98%	0.27%
	2024		0.35%	0.90%	18.26	20.66	90,545	1,713,599	9.02%	9.62%	0.64%
	2023		0.35%	0.90%	16.72	18.86	95,370	1,650,385	11.91%	12.52%	0.13%
	2022		0.35%	1.05%	14.92	16.77	103,609	1,595,633	-26.09%	-25.58%	0.35%
	2021		0.35%	1.05%	20.13	22.54	111,778	2,318,620	27.36%	28.26%	0.02%

ClearBridge Variable Mid Cap Portfolio - Class II	2025		0.00%	3.05%	14.07	21.10	3,053,139	55,717,437	0.95%	4.08%	0.01%
	2024		0.00%	3.05%	13.74	20.33	3,312,148	59,218,244	6.43%	9.73%	0.36%
	2023		0.00%	3.05%	12.73	18.59	3,599,818	59,532,745	9.24%	12.62%	0.02%
	2022		0.00%	3.05%	11.35	16.55	3,637,063	54,203,114	-27.75%	-25.50%	0.09%
	2021		0.00%	3.05%	17.72	22.29	3,564,671	72,482,261	24.53%	28.26%	0.03%

Columbia VP Commodity Strategy Fund - Class 1	2025		0.35%	0.75%	16.58	17.19	91,148	1,556,438	14.62%	15.08%	7.05%
	2024		0.35%	0.75%	14.46	14.94	151,605	2,256,726	6.44%	6.86%	3.94%
	2023		0.35%	0.75%	13.59	13.98	104,289	1,451,831	-7.51%	-7.14%	25.47%
	2022		0.35%	0.75%	14.69	15.06	160,237	2,406,171	18.20%	18.67%	30.37%
	2021		0.35%	0.75%	12.43	12.69	78,010	985,109	31.64%	32.17%	0.36%

Columbia VP Commodity Strategy Fund - Class 2	2025		0.00%	1.65%	14.91	19.67	472,848	7,729,283	13.42%	15.30%	7.68%
	2024		0.00%	1.65%	13.14	17.06	417,727	5,975,265	5.34%	7.09%	3.48%
	2023		0.00%	1.65%	12.48	15.93	444,393	5,996,355	-8.66%	-7.14%	19.97%
	2022		0.00%	1.65%	13.66	17.15	1,033,979	15,157,928	16.76%	18.70%	29.10%
	2021		0.00%	1.65%	11.70	12.67	481,226	6,016,740	29.85%	31.88%	0.00%

Columbia VP Emerging Markets Bond Fund - Class 1	2025		0.35%	0.75%	12.38	12.84	99,003	1,263,673	11.94%	12.39%	5.43%
	2024		0.35%	0.75%	11.06	11.43	87,936	1,002,279	5.59%	6.02%	5.27%
	2023		0.35%	0.75%	10.48	10.78	85,247	916,240	9.60%	10.04%	5.72%
	2022		0.35%	0.75%	9.56	9.80	50,734	495,690	-16.66%	-16.33%	4.24%
	2021		0.35%	0.75%	11.47	11.71	72,409	846,331	-2.93%	-2.54%	4.00%

Columbia VP Emerging Markets Bond Fund - Class 2	2025		0.00%	1.65%	10.67	12.85	444,282	5,182,777	10.81%	12.65%	5.30%
	2024		0.00%	1.65%	9.52	11.42	363,362	3,805,182	4.40%	6.13%	5.18%
	2023		0.00%	1.65%	9.01	10.77	272,075	2,753,193	8.22%	10.02%	5.22%
	2022		0.00%	1.65%	8.55	9.80	288,724	2,670,578	-17.53%	-16.16%	3.86%
	2021		0.00%	1.65%	10.80	11.70	411,097	4,590,207	-4.05%	-2.55%	3.63%

Columbia VP Strategic Income Fund - Class 1	2025		0.35%	0.75%	12.97	13.46	291,410	3,908,167	6.52%	6.95%	4.91%
	2024		0.35%	0.75%	12.18	12.58	226,586	2,846,189	3.92%	4.33%	4.85%
	2023		0.35%	0.75%	11.72	12.06	214,264	2,580,514	8.85%	9.29%	3.57%
	2022		0.35%	0.75%	10.77	11.03	216,118	2,382,581	-12.03%	-11.68%	2.99%
	2021		0.35%	0.75%	12.24	12.49	222,964	2,783,528	1.33%	1.73%	5.78%

Columbia VP Strategic Income Fund - Class 2	2025		0.00%	1.65%	10.01	13.47	2,078,708	25,164,741	5.41%	7.16%	4.42%
	2024		0.00%	1.65%	9.50	12.59	1,721,035	19,678,131	2.80%	4.51%	4.28%
	2023		0.00%	1.65%	9.24	12.06	1,469,672	16,269,280	7.42%	9.20%	3.33%
	2022		0.00%	1.65%	8.60	11.05	1,516,291	15,520,632	-12.97%	-11.52%	2.67%
	2021		0.00%	1.65%	10.58	12.50	1,494,840	17,582,103	-0.03%	1.63%	5.38%

Delaware VIP® International Series - Standard Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.10%
	2023		1.40%	1.65%	21.43	22.53	2,688	57,644	11.72%	12.00%	1.38%
	2022		1.40%	1.65%	19.13	20.17	2,995	57,345	-18.69%	-18.48%	1.51%
	2021		1.40%	1.65%	23.47	24.81	3,044	71,516	5.13%	5.38%	0.96%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2025		0.35%	2.15%	12.28	19.88	120,948	1,843,895	8.15%	10.11%	3.16%
	2024		0.35%	2.15%	11.36	18.10	278,677	3,792,439	3.39%	5.27%	3.78%
	2023		0.35%	2.15%	10.98	17.24	206,333	2,699,809	3.93%	5.82%	6.74%
	2022		0.35%	2.15%	10.57	16.33	209,852	2,599,198	-9.39%	-7.74%	8.02%
	2021		0.35%	2.15%	11.66	17.75	145,224	1,993,690	10.35%	12.35%	1.95%

DWS Alternative Asset Allocation VIP Portfolio - Class B	2025		0.10%	3.30%	9.83	18.72	2,187,023	34,025,649	6.46%	9.92%	3.72%
	2024		0.10%	3.30%	9.23	17.13	2,435,423	35,106,252	1.88%	5.20%	3.31%
	2023		0.10%	3.30%	9.06	16.37	2,676,152	37,394,851	2.24%	5.56%	6.57%
	2022		0.00%	3.20%	8.97	15.59	2,979,785	40,289,891	-10.65%	-7.74%	7.11%
	2021		0.00%	3.20%	10.04	17.01	3,182,408	47,536,453	8.81%	12.24%	1.69%

DWS Equity 500 Index VIP Portfolio - Class A	2025		1.30%	2.85%	13.67	80.49	135,961	7,377,512	14.33%	16.11%	1.09%
	2024		1.30%	2.85%	11.96	69.32	152,556	7,182,449	21.13%	23.02%	1.21%
	2023		1.30%	2.65%	9.97	56.35	161,014	6,263,159	22.71%	24.37%	1.38%
	2022		1.30%	2.65%	25.67	45.31	182,955	5,777,964	-20.48%	-19.40%	1.32%
	2021		1.30%	2.65%	31.64	56.21	190,399	7,700,222	25.04%	26.74%	1.45%

DWS Small Cap Index VIP Portfolio - Class A	2025		1.30%	2.85%	9.66	59.32	37,363	1,991,234	9.47%	11.18%	1.36%
	2024		1.30%	2.85%	8.82	53.64	40,777	1,970,960	8.03%	9.72%	1.19%
	2023		1.30%	2.70%	8.19	49.16	46,986	2,057,208	13.65%	15.25%	1.15%
	2022		1.30%	2.70%	20.79	42.89	53,775	2,061,167	-22.75%	-21.66%	0.93%
	2021		1.30%	2.70%	26.86	55.06	61,167	3,012,588	11.45%	13.02%	0.86%

Eaton Vance VT Floating-Rate Income Fund - ADV Class	2025		0.35%	0.80%	13.97	14.50	209,605	3,029,913	3.51%	3.97%	7.00%
	2024		0.35%	0.80%	13.49	13.95	259,961	3,612,923	6.96%	7.45%	8.20%
	2023		0.35%	0.80%	12.61	12.98	360,788	4,670,757	10.59%	11.09%	8.49%
	2022		0.35%	0.80%	11.39	12.10	229,733	2,681,128	-3.15%	-2.71%	4.86%
	2021		0.35%	0.80%	11.76	12.44	217,192	2,607,497	2.92%	3.38%	3.12%

Eaton Vance VT Floating-Rate Income Fund - Initial Class	2025		0.00%	1.65%	11.43	14.73	2,759,891	35,358,509	2.25%	3.95%	6.72%
	2024		0.00%	1.65%	11.18	14.21	2,905,295	36,423,381	5.92%	7.68%	7.89%
	2023		0.00%	1.65%	10.68	13.24	3,041,095	36,192,880	9.39%	11.21%	8.20%
	2022		0.00%	1.65%	9.72	11.94	3,421,424	37,004,360	-4.33%	-2.73%	4.59%
	2021		0.00%	1.65%	10.58	12.31	3,345,802	37,830,933	1.90%	3.50%	2.88%

Fidelity® VIP Balanced Portfolio - Initial Class	2025		0.35%	1.10%	20.16	21.11	949,666	19,890,282	13.95%	14.80%	1.96%
	2024		0.35%	1.10%	17.69	18.40	794,025	14,503,061	14.65%	15.52%	1.95%
	2023		0.35%	0.90%	15.57	15.94	720,584	11,413,908	20.44%	21.10%	1.79%
	2022		0.35%	0.90%	12.91	13.17	636,687	8,333,070	-18.68%	-18.23%	1.34%
	2021		0.35%	0.90%	16.02	16.11	518,122	8,301,318	17.67%	17.85%	1.29%

Fidelity® VIP Balanced Portfolio - Service Class 2	2025		0.00%	3.25%	17.19	21.33	39,253,210	763,140,769	11.28%	14.96%	1.68%
	2024		0.00%	3.25%	15.45	18.55	33,999,837	582,989,761	11.93%	15.63%	1.86%
	2023		0.00%	3.25%	13.80	16.05	26,211,917	393,667,797	17.36%	21.23%	1.66%
	2022		0.00%	3.20%	11.78	13.24	20,361,729	255,928,330	-20.77%	-18.19%	1.10%
	2021		0.00%	3.20%	14.87	16.18	16,868,108	262,567,558	14.27%	17.99%	0.80%

Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	2025		0.40%	0.40%	14.21	14.21	330	4,692	6.38%	6.38%	0.00%
	2024	11/11/2024	0.40%	0.40%	13.36	13.36	758	10,124	3.57%	3.57%	0.00%

Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	2025		0.00%	1.50%	14.22	14.74	124,817	1,802,586	4.96%	6.54%	0.02%
	2024		0.95%	1.35%	13.58	13.65	53,022	723,175	22.71%	23.20%	0.01%
	2023	9/1/2023	0.95%	1.35%	11.07	11.08	14,077	155,976	8.12%	16.19%	0.12%

Fidelity® VIP Consumer Staples Portfolio - Initial Class	2025		0.35%	0.35%	9.93	9.93	8,069	80,150	-3.32%	-3.32%	1.61%
	2024	2/8/2024	0.35%	0.35%	10.27	10.27	5,177	53,189	4.43%	4.43%	2.52%

Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2025		0.00%	1.65%	9.73	10.12	116,322	1,149,993	-4.81%	-3.23%	2.26%
	2024		0.95%	1.65%	10.22	10.32	62,411	643,935	3.57%	4.29%	3.05%
	2023	9/1/2023	0.95%	1.65%	9.87	9.90	22,645	224,067	-0.93%	2.91%	1.98%

Fidelity® VIP Contrafund® Portfolio - Initial Class	2025		0.35%	0.80%	38.38	45.53	363,273	14,570,499	20.51%	21.06%	0.15%
	2024		0.35%	0.80%	31.83	37.63	373,297	12,378,779	32.73%	33.32%	0.21%
	2023		0.35%	0.80%	23.97	28.24	336,345	8,384,696	32.39%	32.99%	0.51%
	2022		0.35%	0.80%	18.10	21.24	297,919	5,598,755	-26.90%	-26.57%	0.49%
	2021		0.35%	0.80%	24.75	28.95	355,708	9,130,307	26.82%	27.39%	0.06%

Fidelity® VIP Contrafund® Portfolio - Service Class	2025		1.70%	2.00%	14.64	14.82	24,105	354,317	18.98%	19.33%	0.05%
	2024	6/24/2024	1.70%	2.00%	12.31	12.42	16,739	206,243	-0.90%	6.53%	0.08%

Fidelity® VIP Contrafund® Portfolio - Service Class 2	2025		0.00%	3.55%	13.71	102.83	32,498,922	1,956,489,676	16.97%	21.19%	0.00%
	2024		0.00%	3.55%	11.71	85.95	30,990,058	1,662,348,251	28.80%	33.45%	0.03%
	2023		0.00%	3.55%	9.08	65.25	31,177,734	1,363,676,490	28.48%	33.12%	0.26%
	2022		0.00%	3.45%	8.80	49.66	33,320,601	1,161,406,100	-28.99%	-26.49%	0.26%
	2021		0.00%	3.45%	14.11	68.44	32,346,146	1,637,867,768	23.19%	27.51%	0.03%

Fidelity® VIP Financials Portfolio - Initial Class	2025		0.35%	0.75%	16.80	16.96	25,153	424,203	14.32%	14.78%	3.03%
	2024		0.35%	0.35%	14.78	14.78	10,966	161,802	32.26%	32.26%	2.54%
	2023	12/4/2023	0.35%	0.40%	11.17	11.18	7,000	78,229	4.50%	6.20%	0.00%

Fidelity® VIP Financials Portfolio - Service Class 2	2025		0.00%	1.65%	16.93	17.60	240,891	4,131,774	13.01%	14.89%	1.77%
	2024		1.10%	1.50%	15.01	15.09	152,048	2,294,478	30.49%	31.01%	3.15%
	2023	9/1/2023	1.10%	1.50%	11.50	11.52	6,759	77,825	0.51%	22.02%	2.90%

Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	2025		0.50%	0.65%	18.36	18.61	21,809	403,255	13.39%	13.56%	2.16%
	2024		0.50%	1.85%	14.68	16.39	28,946	456,857	6.52%	7.96%	2.15%
	2023		0.35%	1.85%	13.78	15.34	47,615	709,266	10.89%	12.57%	2.63%
	2022		0.35%	1.85%	12.43	13.63	48,404	642,465	-15.52%	-14.24%	2.00%
	2021		0.35%	1.85%	14.71	15.89	50,644	787,542	8.00%	9.63%	1.10%

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2025		0.30%	2.95%	13.20	18.71	1,634,124	27,124,420	10.72%	13.69%	2.49%
	2024		0.30%	2.95%	11.92	16.45	1,822,473	26,965,459	5.23%	8.06%	2.24%
	2023		0.30%	2.90%	11.35	15.23	1,865,506	25,844,162	9.43%	12.31%	2.43%
	2022		0.30%	2.90%	10.12	13.56	1,973,236	24,621,119	-16.50%	-14.29%	1.87%
	2021		0.30%	2.90%	11.82	15.82	2,059,073	30,399,690	6.74%	9.55%	0.99%

Fidelity® VIP Growth Portfolio - Initial Class	2025		0.35%	2.60%	13.58	104.12	441,447	22,767,710	11.95%	14.50%	0.29%
	2024		0.35%	2.60%	12.13	92.31	251,125	12,653,738	27.04%	29.93%	0.00%
	2023		0.35%	2.50%	30.94	72.12	255,009	10,365,745	32.88%	35.76%	0.12%
	2022		0.35%	2.50%	22.88	53.92	279,213	8,574,530	-26.33%	-24.72%	0.61%
	2021		0.35%	2.50%	30.51	72.71	282,474	11,862,192	20.20%	22.78%	0.00%

Fidelity® VIP Growth Portfolio - Service Class 2	2025		0.00%	3.55%	13.05	101.95	10,318,042	493,984,878	10.62%	14.61%	0.05%
	2024		0.00%	3.55%	11.77	90.12	10,265,901	476,830,251	25.55%	30.07%	0.00%
	2023		0.00%	3.30%	9.35	70.19	9,050,498	367,880,930	31.48%	35.89%	0.00%
	2022		0.00%	3.15%	8.31	52.33	8,785,277	292,924,732	-26.98%	-24.64%	0.34%
	2021		0.00%	3.15%	14.23	70.35	7,813,444	386,768,324	19.09%	22.90%	0.00%

Fidelity® VIP Mid Cap Portfolio - Initial Class	2025		0.35%	0.80%	23.92	27.17	492,717	12,065,343	10.86%	11.36%	0.48%
	2024		0.35%	0.80%	21.57	24.41	244,484	5,554,581	16.56%	17.08%	0.62%
	2023		0.35%	0.80%	18.50	20.86	213,295	4,139,797	14.16%	14.67%	0.54%
	2022		0.35%	0.80%	16.19	18.20	243,649	4,129,908	-15.42%	-15.04%	0.51%
	2021		0.35%	0.80%	19.14	21.43	220,470	4,416,236	24.60%	25.16%	0.67%

Fidelity® VIP Mid Cap Portfolio - Service Class 2	2025		0.00%	3.55%	10.87	49.04	19,914,048	732,328,965	7.60%	11.49%	0.25%
	2024		0.00%	3.55%	10.14	44.54	18,356,038	643,597,232	13.09%	17.18%	0.35%
	2023		0.00%	3.30%	8.94	38.49	18,467,930	581,821,216	11.08%	14.80%	0.39%
	2022		0.00%	3.30%	12.46	33.95	18,787,867	536,090,131	-17.73%	-14.97%	0.26%
	2021		0.00%	3.30%	14.84	40.43	19,534,075	688,709,850	21.24%	25.31%	0.36%

Fidelity® VIP Strategic Income Portfolio - Initial Class	2025		0.35%	0.75%	13.57	14.46	898,791	12,564,240	8.03%	8.47%	4.12%
	2024		0.35%	0.75%	12.56	13.34	868,190	11,213,794	5.29%	5.71%	4.48%
	2023		0.35%	0.75%	11.93	12.62	550,101	6,727,003	8.59%	9.03%	4.57%
	2022		0.35%	0.75%	10.98	11.58	513,812	5,764,444	-11.92%	-11.57%	3.82%
	2021		0.35%	0.75%	12.47	13.10	386,530	4,915,692	2.96%	3.38%	3.00%

Fidelity® VIP Strategic Income Portfolio - Service Class 2	2025		0.00%	1.65%	10.51	14.22	4,496,353	56,439,058	6.80%	8.58%	3.76%
	2024		0.00%	1.65%	9.84	13.13	3,912,552	45,838,761	4.05%	5.78%	3.89%
	2023		0.00%	1.65%	9.45	12.45	3,160,973	35,539,014	7.39%	9.18%	4.84%
	2022		0.00%	1.65%	9.06	11.44	2,534,085	26,488,318	-12.97%	-11.52%	3.32%
	2021		0.00%	1.65%	11.44	12.97	2,755,974	33,258,940	1.84%	3.43%	2.81%

Fidelity® VIP Technology Portfolio - Initial Class	2025		0.35%	0.75%	18.15	18.32	103,011	1,882,590	22.44%	22.93%	0.00%
	2024		0.35%	0.75%	14.82	14.90	58,627	871,725	34.58%	35.12%	0.00%
	2023	8/29/2023	0.35%	0.75%	11.01	11.03	51,847	571,536	7.56%	12.05%	0.23%

Fidelity® VIP Technology Portfolio - Service Class 2	2025		0.00%	1.65%	17.72	18.42	1,583,947	28,501,975	21.06%	23.07%	0.00%
	2024		0.00%	1.65%	14.64	14.97	1,168,397	17,225,323	33.04%	35.25%	0.00%
	2023	9/1/2023	0.00%	1.65%	11.00	11.07	442,626	4,876,056	4.95%	13.32%	0.19%

First Trust Capital Strength Hedged Equity Portfolio - Class I	2025		0.00%	2.85%	9.19	9.83	1,291,926	12,323,155	-5.00%	-2.26%	0.42%
	2024		0.50%	2.65%	9.70	9.99	723,885	7,152,233	-0.24%	1.91%	0.76%
	2023	9/5/2023	0.50%	2.65%	9.72	9.80	176,183	1,720,443	-2.64%	2.00%	0.47%

First Trust Capital Strength Portfolio - Class I	2025		0.00%	3.20%	11.06	16.83	11,474,615	179,840,936	2.37%	5.70%	0.53%
	2024		0.00%	3.00%	13.86	15.93	10,005,507	150,230,897	7.14%	10.41%	0.76%
	2023		0.00%	2.65%	13.10	14.43	8,097,158	111,584,154	4.94%	7.75%	0.99%
	2022		0.00%	2.65%	12.48	13.39	6,363,329	82,425,608	-13.02%	-10.68%	0.69%
	2021		0.00%	3.05%	14.26	14.96	3,892,572	57,129,801	21.53%	25.17%	0.64%

First Trust Capital Strength Portfolio - Class II	2023		0.35%	1.85%	13.62	14.38	84,159	1,203,409	6.12%	7.73%	1.04%
	2022		0.35%	0.75%	13.21	13.35	110,437	1,468,147	-11.13%	-10.77%	0.96%
	2021		0.35%	0.75%	14.92	14.96	82,498	1,230,975	24.98%	25.17%	0.92%

First Trust Dorsey Wright Tactical Core Portfolio - Class I	2025		0.00%	1.65%	10.89	19.33	689,853	10,548,819	7.89%	9.69%	0.92%
	2024		0.00%	1.65%	10.25	17.64	723,288	10,240,104	10.69%	12.53%	0.90%
	2023		0.00%	1.65%	9.22	15.69	771,503	9,868,906	9.46%	11.28%	2.03%
	2022		0.00%	1.65%	8.39	14.11	887,329	10,413,272	-18.41%	-17.05%	1.55%
	2021		0.00%	1.65%	12.75	17.03	869,127	12,453,859	12.01%	13.76%	0.39%

First Trust Dorsey Wright Tactical Core Portfolio - Class II	2023		0.35%	0.40%	15.13	15.63	17,862	271,247	11.11%	11.16%	2.56%
	2022		0.35%	0.40%	13.61	14.07	39,135	533,515	-17.15%	-17.10%	1.66%
	2021		0.35%	0.40%	16.42	16.42	48,962	804,937	13.44%	13.44%	1.13%

First Trust Growth Strength Portfolio - Class I	2025		0.10%	2.95%	15.14	16.32	2,246,829	35,543,242	8.51%	11.64%	0.00%
	2024		0.50%	2.65%	14.03	14.53	1,265,044	18,141,156	12.12%	14.55%	0.00%
	2023	5/30/2023	0.50%	2.75%	12.50	12.68	514,418	6,486,076	6.84%	22.36%	0.15%

First Trust International Developed Capital Strength Portfolio - Class I	2025		0.00%	2.85%	11.74	18.09	2,297,569	37,539,718	16.18%	19.53%	1.57%
	2024		0.00%	2.70%	10.24	15.13	1,543,451	21,502,356	-0.95%	1.76%	1.59%
	2023		0.00%	1.65%	14.00	14.87	685,881	9,605,680	14.99%	16.90%	0.59%
	2022		0.00%	1.65%	12.18	12.72	316,518	3,941,422	-20.70%	-19.38%	0.80%
	2021		0.00%	1.65%	15.43	15.54	133,371	2,068,808	17.65%	18.12%	1.30%

First Trust International Developed Capital Strength Portfolio - Class II	2023		0.35%	0.75%	14.58	14.80	28,245	364,296	16.35%	16.82%	0.77%
	2022		0.35%	0.40%	12.65	12.67	23,719	300,359	-19.60%	-19.56%	1.04%
	2021		0.35%	0.40%	15.73	15.75	12,099	190,518	18.96%	19.02%	1.63%

First Trust Multi Income Allocation Portfolio - Class I	2025		0.00%	1.65%	11.53	16.60	1,061,104	14,640,181	5.95%	7.74%	3.39%
	2024		0.00%	1.65%	11.56	15.49	860,904	11,535,010	8.18%	9.98%	4.95%
	2023		0.00%	1.65%	10.69	14.16	656,293	8,423,418	7.16%	8.94%	3.22%
	2022		0.00%	1.65%	10.05	13.51	863,752	10,318,594	-9.04%	-7.52%	3.03%
	2021		0.00%	1.65%	11.73	14.21	757,866	9,949,680	10.84%	12.57%	2.34%

First Trust Multi Income Allocation Portfolio - Class II	2023		0.35%	0.35%	13.60	13.60	2,442	33,226	8.84%	8.84%	3.84%
	2022		0.35%	0.35%	12.50	12.50	1,814	22,678	-7.70%	-7.70%	3.25%
	2021	6/17/2021	0.35%	0.35%	13.54	13.54	3,432	46,482	4.87%	4.87%	2.52%

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2025		0.00%	3.30%	9.53	19.71	11,607,675	176,764,713	1.89%	5.32%	2.37%
	2024		0.00%	3.30%	9.35	18.77	12,349,072	182,213,760	2.57%	6.01%	2.39%
	2023		0.00%	3.30%	9.11	17.76	12,918,303	182,881,807	6.92%	10.51%	2.24%
	2022		0.00%	3.30%	10.56	16.12	14,345,334	186,679,594	-15.05%	-12.20%	1.41%
	2021		0.00%	3.30%	13.36	18.41	14,878,992	225,622,964	8.61%	12.14%	0.96%

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	2023		0.35%	1.85%	14.18	18.04	104,264	1,631,529	8.81%	10.45%	2.52%
	2022		0.35%	1.85%	13.03	16.34	114,345	1,620,037	-13.63%	-12.32%	1.71%
	2021		0.35%	1.85%	15.08	18.64	108,672	1,757,379	10.43%	12.10%	1.23%

Franklin Allocation VIP Fund - Class 1	2025		0.35%	0.75%	18.18	18.88	13,508	249,156	12.13%	12.58%	2.18%
	2024	1/19/2024	0.35%	0.75%	16.21	16.77	14,388	236,128	9.00%	9.41%	2.24%
	2023	3/15/2023	0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.93%

Franklin Allocation VIP Fund - Class 4	2025		0.30%	3.25%	12.74	16.18	2,392,352	34,916,203	8.93%	12.19%	1.72%
	2024		0.30%	3.25%	11.70	14.53	2,063,838	27,228,894	5.41%	8.56%	1.82%
	2023		0.30%	3.25%	11.10	13.49	1,812,430	22,355,671	10.96%	14.28%	1.32%
	2022		0.30%	2.65%	10.21	11.90	1,515,685	16,686,139	-18.39%	-16.44%	1.52%
	2021		0.30%	2.65%	12.51	14.36	1,340,027	18,023,792	8.62%	10.59%	1.53%

Franklin Income VIP Fund - Class 1	2025		0.35%	0.75%	17.74	18.42	85,101	1,554,734	12.03%	12.48%	5.00%
	2024		0.35%	0.75%	15.84	16.37	74,652	1,214,133	6.66%	7.08%	5.07%
	2023		0.35%	0.75%	14.85	15.29	69,798	1,061,835	8.06%	8.49%	5.19%
	2022		0.35%	0.75%	13.74	14.09	80,763	1,134,112	-5.94%	-5.57%	5.60%
	2021		0.35%	0.75%	14.74	14.92	42,290	628,862	16.54%	16.60%	4.69%

Franklin Income VIP Fund - Class 2	2025		0.60%	3.55%	10.87	26.23	13,876,192	315,224,925	8.63%	11.88%	5.08%
	2024		0.60%	3.55%	10.01	23.45	15,853,075	325,733,349	3.47%	6.56%	5.19%
	2023		0.60%	3.55%	9.67	22.00	17,723,079	350,550,127	4.83%	7.97%	5.15%
	2022		0.60%	3.30%	10.57	20.38	19,200,270	358,579,480	-8.54%	-6.04%	4.83%
	2021		0.60%	3.30%	11.55	21.70	22,180,254	449,714,685	12.97%	16.06%	4.65%

Franklin Income VIP Fund - Class 4	2025		0.00%	3.00%	12.75	18.22	13,301,630	210,223,738	9.11%	12.43%	4.75%
	2024		0.00%	3.05%	11.68	16.22	13,045,322	186,045,867	3.86%	7.08%	4.82%
	2023		0.00%	3.05%	11.23	15.16	12,250,286	165,950,900	5.29%	8.55%	4.91%
	2022		0.00%	3.05%	10.60	13.98	11,597,077	147,064,040	-8.43%	-5.59%	4.66%
	2021		0.00%	3.05%	12.32	14.83	9,798,060	133,883,773	13.09%	16.47%	4.32%

Franklin Multi-Asset Variable Conservative Growth - Class I	2025		0.70%	0.70%	17.43	17.43	6,707	116,901	11.97%	11.97%	2.71%
	2024		0.70%	0.70%	15.57	15.57	6,748	105,034	11.01%	11.01%	2.46%
	2023		0.70%	0.70%	14.02	14.02	6,789	95,191	13.83%	13.83%	2.39%
	2022		0.70%	0.70%	12.32	12.32	6,830	84,141	-14.77%	-14.77%	2.18%
	2021		0.70%	0.70%	14.45	14.45	6,874	99,361	10.69%	10.69%	3.88%

Franklin Multi-Asset Variable Conservative Growth - Class II	2025		0.30%	3.00%	13.36	17.76	1,292,474	20,804,502	9.18%	12.17%	2.48%
	2024		0.30%	2.95%	12.27	15.84	1,276,251	18,522,743	8.33%	11.24%	2.41%
	2023		0.30%	2.85%	12.02	14.24	1,278,748	16,855,550	11.06%	13.93%	2.26%
	2022		0.30%	2.85%	10.82	12.50	1,157,470	13,560,061	-16.74%	-14.59%	1.95%
	2021		0.30%	2.85%	12.99	14.63	1,222,099	16,920,659	8.00%	10.79%	3.36%

Franklin Mutual Shares VIP Fund - Class 1	2025		0.35%	0.80%	18.27	19.78	45,640	863,647	10.92%	11.42%	2.23%
	2024		0.35%	0.80%	16.46	17.76	46,608	798,673	10.61%	11.11%	2.08%
	2023		0.35%	0.80%	14.87	15.99	52,374	808,979	12.82%	13.33%	2.12%
	2022		0.35%	0.80%	13.18	14.12	54,607	745,867	-7.90%	-7.48%	2.13%
	2021		0.35%	0.80%	14.30	15.27	57,620	852,884	18.57%	19.11%	3.06%

Franklin Mutual Shares VIP Fund - Class 2	2025		0.60%	3.30%	11.20	30.20	18,040,478	426,911,762	7.90%	10.85%	2.01%
	2024		0.60%	3.30%	10.38	27.24	20,032,053	433,006,598	7.66%	10.61%	1.94%
	2023		0.60%	3.30%	9.65	24.63	23,657,116	470,398,016	9.78%	12.79%	1.85%
	2022		0.60%	3.25%	10.90	21.84	26,346,280	470,366,840	-10.39%	-7.99%	1.80%
	2021		0.60%	3.25%	12.14	23.73	30,580,457	601,705,908	15.36%	18.46%	2.81%

Franklin Mutual Shares VIP Fund - Class 4	2025		0.10%	3.10%	11.28	19.21	3,326,120	55,031,971	8.05%	11.34%	1.94%
	2024		0.10%	3.10%	10.43	17.29	3,234,723	48,766,076	7.77%	11.05%	1.87%
	2023		0.10%	3.10%	9.68	15.60	3,347,708	46,010,219	9.85%	13.20%	1.76%
	2022		0.10%	3.10%	10.90	13.81	3,269,834	40,238,536	-10.30%	-7.56%	1.76%
	2021		0.10%	3.10%	11.95	14.97	3,378,079	45,561,557	15.43%	18.94%	2.81%

Franklin Rising Dividends VIP Fund - Class 1	2025		0.35%	0.75%	26.19	31.53	149,459	4,155,244	11.21%	11.66%	1.00%
	2024		0.35%	0.75%	23.55	28.25	153,393	3,819,767	10.21%	10.65%	1.15%
	2023		0.35%	0.75%	21.37	25.54	147,103	3,325,990	11.55%	12.00%	1.14%
	2022		0.35%	0.75%	19.16	22.82	152,051	3,076,014	-11.02%	-10.66%	1.05%
	2021		0.35%	0.75%	21.53	25.55	88,028	2,039,764	26.15%	26.66%	1.01%

Franklin Rising Dividends VIP Fund - Class 4	2025		0.00%	1.65%	14.22	30.63	3,665,553	79,307,632	9.84%	11.66%	0.71%
	2024		0.00%	1.65%	12.95	27.52	3,541,704	70,482,073	8.87%	10.68%	0.90%
	2023		0.00%	1.65%	11.89	24.94	3,216,099	60,136,086	10.15%	11.99%	0.85%
	2022		0.00%	1.65%	10.80	22.33	2,985,157	51,385,498	-12.14%	-10.68%	0.81%
	2021		0.00%	1.65%	14.21	25.08	2,673,806	53,518,808	24.56%	26.63%	0.83%

Franklin Small Cap Value VIP Fund - Class 1	2025		0.35%	0.75%	20.84	23.03	123,673	2,672,793	7.10%	7.53%	1.31%
	2024		0.35%	0.75%	19.46	21.43	115,297	2,329,330	11.18%	11.62%	1.06%
	2023		0.35%	0.75%	17.50	19.21	138,577	2,511,310	12.18%	12.63%	0.82%
	2022		0.35%	0.75%	15.60	17.06	166,393	2,680,056	-10.49%	-10.13%	1.38%
	2021		0.35%	0.75%	17.81	18.99	106,695	1,925,118	25.17%	25.23%	1.06%

Franklin Small Cap Value VIP Fund - Class 4	2025		0.00%	1.65%	12.70	22.37	1,592,649	26,846,470	5.73%	7.49%	0.95%
	2024		0.00%	1.65%	12.01	20.91	1,728,557	27,458,869	9.78%	11.60%	0.75%
	2023		0.00%	1.65%	10.94	18.83	1,523,737	22,504,906	10.83%	12.67%	0.43%
	2022		0.00%	1.65%	9.88	16.80	1,331,101	18,091,550	-11.58%	-10.11%	0.88%
	2021		0.00%	1.65%	13.58	18.78	1,116,862	17,478,328	23.12%	25.05%	0.88%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2025		0.35%	0.75%	23.17	26.51	83,396	2,007,270	1.94%	2.34%	0.00%
	2024		0.35%	0.75%	22.73	25.91	85,242	2,002,805	10.48%	10.92%	0.00%
	2023		0.35%	0.75%	20.58	23.37	109,608	2,323,623	26.17%	26.68%	0.00%
	2022		0.35%	0.75%	16.31	18.46	79,135	1,331,993	-34.02%	-33.75%	0.00%
	2021		0.35%	0.75%	24.71	27.88	66,935	1,706,238	9.43%	9.87%	0.00%

Franklin Small-Mid Cap Growth VIP Fund - Class 4	2025		0.00%	1.65%	8.96	25.76	885,594	17,128,933	0.73%	2.40%	0.00%
	2024		0.00%	1.65%	8.86	25.23	808,954	15,687,088	9.07%	10.89%	0.00%
	2023		0.00%	1.65%	8.09	22.82	826,450	15,154,249	24.63%	26.70%	0.00%
	2022		0.00%	1.65%	6.47	18.06	748,399	10,915,509	-34.85%	-33.76%	0.00%
	2021		0.00%	1.65%	18.98	27.35	692,799	15,743,362	8.06%	9.75%	0.00%

Goldman Sachs VIT Government Money Market Fund - Institutional Shares	2025		0.40%	0.80%	11.24	11.77	292,755	3,442,293	3.37%	3.78%	3.94%
	2024		0.40%	0.80%	10.87	11.34	31,758	357,046	4.32%	4.74%	5.08%
	2023		0.40%	0.80%	10.42	10.83	50,578	544,914	4.20%	4.62%	4.91%
	2022		0.40%	0.80%	10.00	10.35	90,898	938,358	0.79%	1.19%	2.24%
	2021		0.40%	0.80%	9.92	10.23	32,509	330,087	-0.79%	-0.39%	0.01%

Goldman Sachs VIT Government Money Market Fund - Service Shares	2025		0.30%	1.65%	9.96	11.66	1,700,281	18,179,726	2.24%	3.63%	3.87%
	2024		0.30%	1.65%	9.75	11.25	1,812,154	18,910,393	3.18%	4.58%	4.78%
	2023		0.30%	1.65%	9.45	10.76	1,679,424	16,894,075	3.06%	4.46%	4.67%
	2022		0.30%	1.65%	9.16	10.30	2,047,033	19,794,031	-0.27%	1.09%	1.48%
	2021		0.30%	1.65%	9.19	10.19	1,681,576	16,222,063	-1.63%	-0.29%	0.01%

Goldman Sachs VIT Large Cap Value Fund - Service Shares	2025		0.60%	2.95%	16.33	47.22	2,697,776	105,187,000	7.39%	9.94%	0.85%
	2024		0.60%	2.95%	15.20	42.95	2,930,847	106,554,631	13.40%	16.10%	1.10%
	2023		0.60%	2.95%	13.41	37.00	3,555,734	113,292,913	9.43%	12.04%	1.49%
	2022		0.60%	2.60%	20.56	33.02	3,811,093	110,457,708	-8.97%	-7.13%	1.05%
	2021		0.60%	2.60%	22.57	35.56	4,431,345	142,350,491	20.75%	23.19%	0.87%

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	2024		0.95%	1.65%	9.63	11.12	402,463	4,282,077	1.43%	2.14%	2.76%
	2023		0.95%	1.65%	9.50	10.89	344,935	3,579,702	5.77%	6.51%	6.84%
	2022		0.95%	1.65%	8.98	10.22	324,055	3,160,328	-8.14%	-7.49%	3.84%
	2021		0.95%	1.65%	9.77	11.05	262,683	2,752,056	2.94%	3.67%	1.42%

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	2024		0.35%	0.75%	11.48	12.26	287,658	3,522,833	2.87%	3.28%	3.41%
	2023		0.35%	0.75%	11.13	11.87	138,591	1,642,395	7.10%	7.53%	6.79%
	2022		0.35%	0.75%	10.35	11.04	144,522	1,592,960	-6.94%	-6.57%	3.51%
	2021		0.35%	0.75%	11.09	11.82	157,615	1,859,385	4.24%	4.66%	1.87%

Guggenheim VT Long Short Equity	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.16%
	2023		0.00%	1.65%	11.10	13.87	458,602	5,876,391	10.91%	12.75%	0.26%
	2022		0.00%	1.65%	10.23	12.33	455,110	5,212,009	-15.79%	-14.39%	0.47%
	2021		0.00%	1.65%	12.11	14.45	451,839	6,060,083	21.77%	23.67%	0.69%

Guggenheim VT Multi-Hedge Strategies	2025		0.00%	1.65%	9.57	12.06	550,238	6,126,439	-0.62%	1.03%	2.33%
	2024		0.00%	1.65%	9.63	11.97	941,844	10,542,946	-5.04%	-3.46%	5.13%
	2023		0.00%	1.65%	10.14	12.44	790,564	9,188,611	2.54%	4.25%	2.79%
	2022		0.00%	1.65%	10.53	11.97	967,719	10,856,500	-4.87%	-3.29%	1.34%
	2021		0.00%	1.65%	10.89	12.41	729,389	8,557,830	6.34%	8.10%	0.00%

Hartford Capital Appreciation HLS Fund - Class IA	2025		0.40%	0.40%	31.36	31.36	4,514	141,548	13.27%	13.27%	0.68%
	2024		0.40%	0.40%	27.68	27.68	4,507	124,780	20.71%	20.71%	0.80%
	2023		0.40%	0.40%	22.93	22.93	4,500	103,219	19.52%	19.52%	0.90%
	2022		0.40%	0.40%	19.19	19.19	4,494	86,231	-15.64%	-15.64%	0.93%
	2021		0.40%	0.40%	22.75	22.75	4,686	106,578	14.30%	14.30%	0.48%

Hartford Capital Appreciation HLS Fund - Class IC	2025		0.00%	1.65%	18.23	29.94	587,339	14,406,407	11.30%	13.16%	0.13%
	2024		0.00%	1.65%	16.11	26.54	713,964	15,486,794	18.63%	20.60%	0.28%
	2023		0.00%	1.65%	13.36	22.07	753,560	13,708,113	17.42%	19.38%	0.36%
	2022		0.00%	1.65%	11.19	18.54	848,083	13,102,371	-17.10%	-15.71%	0.24%
	2021		0.00%	1.65%	15.49	22.07	932,677	17,526,560	12.32%	14.07%	0.03%

Invesco V.I. American Franchise Fund - Series I Shares	2025		1.40%	1.80%	20.75	36.34	71,212	2,488,500	9.67%	10.11%	0.00%
	2024		1.40%	1.80%	18.92	33.00	77,774	2,448,616	32.48%	33.01%	0.00%
	2023		1.40%	1.80%	14.28	24.81	89,433	2,107,187	38.42%	38.97%	0.00%
	2022		1.40%	1.80%	10.32	17.85	101,815	1,730,167	-32.34%	-32.07%	0.00%
	2021		1.40%	1.80%	15.25	26.28	115,676	2,890,695	9.75%	10.37%	0.00%

Invesco V.I. American Franchise Fund - Series II Shares	2025		1.35%	1.90%	44.54	63.61	10,969	523,982	9.29%	9.89%	0.00%
	2024		1.35%	2.70%	11.22	57.88	18,638	803,124	30.98%	32.76%	0.00%
	2023		1.35%	2.70%	8.57	43.60	20,087	654,952	36.86%	38.71%	0.00%
	2022		1.35%	1.90%	22.38	31.43	23,369	551,739	-32.59%	-32.22%	0.00%
	2021		1.35%	2.45%	33.19	46.37	24,106	862,512	8.99%	10.10%	0.00%

Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	2025		0.35%	0.75%	13.79	14.32	13,786	195,759	8.20%	8.63%	6.95%
	2024		0.35%	0.75%	12.74	13.18	14,235	186,180	3.10%	3.52%	3.09%
	2023		0.35%	0.75%	12.36	12.73	59,311	753,773	5.84%	6.26%	0.00%
	2022		0.35%	0.75%	11.68	11.98	105,477	1,262,545	-14.99%	-14.65%	7.28%
	2021		0.35%	0.75%	13.74	14.04	112,214	1,573,971	8.73%	9.16%	3.16%

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	2025		0.10%	1.65%	11.81	15.28	664,498	8,822,659	6.91%	8.58%	6.69%
	2024		0.10%	1.65%	11.01	14.10	733,450	9,088,437	1.87%	3.46%	5.72%
	2023		0.10%	1.65%	10.78	13.66	810,827	9,837,101	4.66%	6.29%	0.00%
	2022		0.10%	1.65%	10.18	12.88	869,252	10,054,528	-15.92%	-14.60%	7.01%
	2021		0.10%	1.65%	11.95	15.11	945,568	12,976,823	7.47%	8.91%	2.98%

Invesco V.I. Comstock Fund - Series I Shares	2025		0.35%	0.80%	27.49	29.47	116,323	3,297,590	16.51%	17.03%	1.72%
	2024		0.35%	0.80%	23.58	25.19	103,098	2,513,154	14.26%	14.77%	1.66%
	2023		0.35%	0.80%	20.63	21.96	111,986	2,377,803	11.46%	11.97%	1.72%
	2022		0.35%	0.75%	18.50	19.62	126,586	2,400,568	0.37%	0.77%	2.21%
	2021		0.35%	0.75%	18.83	19.48	24,823	471,885	32.83%	32.89%	1.68%

Invesco V.I. Comstock Fund - Series II Shares	2025		0.00%	1.65%	17.61	28.96	2,059,182	43,163,470	15.23%	17.14%	1.49%
	2024		0.00%	1.65%	15.22	24.80	1,895,407	35,043,054	12.99%	14.87%	1.65%
	2023		0.00%	1.65%	13.42	21.65	1,716,711	28,809,042	10.26%	12.09%	1.47%
	2022		0.00%	1.65%	13.25	19.37	2,167,543	33,241,833	-0.81%	0.85%	1.63%
	2021		0.00%	1.65%	13.32	19.27	811,508	13,265,044	30.87%	32.91%	1.84%

Invesco V.I. Core Equity Fund - Series I Shares	2025		1.40%	2.35%	25.64	49.15	161,948	5,800,287	13.47%	14.55%	0.65%
	2024		1.40%	2.35%	22.47	43.23	181,581	5,634,737	22.69%	23.86%	0.70%
	2023		1.40%	2.35%	18.21	35.16	196,721	4,937,648	20.50%	21.65%	0.72%
	2022		1.40%	2.35%	15.03	29.12	220,059	4,581,483	-22.40%	-21.65%	0.89%
	2021		1.40%	2.35%	19.26	37.45	248,876	6,659,287	24.77%	25.96%	0.66%

Invesco V.I. Core Equity Fund - Series II Shares	2025		1.30%	2.75%	12.62	52.04	28,463	1,109,454	12.74%	14.39%	0.41%
	2024		1.30%	2.80%	11.18	45.49	32,234	1,094,467	21.83%	23.67%	0.48%
	2023		1.30%	2.65%	25.90	36.78	37,183	1,044,863	19.86%	21.50%	0.48%
	2022		1.30%	2.65%	21.46	30.28	45,290	1,070,967	-22.82%	-21.78%	0.63%
	2021		1.30%	2.65%	27.61	38.71	45,226	1,373,234	24.05%	25.74%	0.43%

Invesco V.I. Diversified Dividend Fund - Series I Shares	2025		0.35%	0.75%	20.36	21.14	144,825	3,006,682	14.88%	15.34%	2.27%
	2024		0.35%	0.75%	17.72	18.33	87,703	1,597,558	12.37%	12.82%	2.11%
	2023		0.35%	0.35%	16.24	16.24	60,051	973,813	8.66%	8.66%	1.85%
	2022		0.35%	0.35%	14.95	14.95	79,227	1,184,403	-2.02%	-2.02%	2.30%
	2021		0.35%	0.35%	15.26	15.26	39,454	601,997	18.48%	18.48%	1.93%

Invesco V.I. Diversified Dividend Fund - Series II Shares	2025		0.00%	1.65%	14.91	24.61	1,189,456	24,227,357	13.55%	15.44%	1.36%
	2024		0.00%	1.65%	13.13	21.38	1,295,776	23,525,833	11.11%	12.96%	1.65%
	2023		0.00%	1.65%	11.82	18.98	1,370,226	22,320,400	6.99%	8.77%	1.72%
	2022		0.00%	1.65%	11.04	17.51	1,603,365	24,614,502	-3.53%	-1.92%	1.73%
	2021		0.00%	1.65%	13.29	17.93	1,397,888	22,651,671	16.65%	18.48%	2.01%

Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	2025		0.35%	1.85%	23.05	28.49	195,880	5,068,499	9.07%	10.71%	1.45%
	2024		0.35%	1.85%	21.13	23.78	241,893	5,672,281	10.64%	12.31%	1.51%
	2023		0.35%	1.85%	19.10	24.03	297,379	6,223,754	11.63%	13.32%	1.22%
	2022		0.35%	1.85%	17.11	21.22	444,526	8,226,199	-13.42%	-12.11%	1.09%
	2021		0.35%	1.85%	19.76	24.15	397,135	8,394,359	26.81%	28.72%	1.21%

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2025		0.10%	3.50%	10.96	29.34	13,095,689	296,821,398	7.02%	10.71%	1.38%
	2024		0.10%	3.50%	10.22	26.55	14,282,325	298,811,525	8.60%	12.35%	1.42%
	2023		0.10%	3.50%	9.38	23.68	15,498,871	293,299,332	9.53%	13.32%	1.17%
	2022		0.10%	3.30%	13.94	20.94	16,062,398	272,413,212	-14.92%	-12.15%	0.81%
	2021		0.10%	3.30%	16.12	23.88	16,211,890	318,950,401	24.70%	28.76%	1.10%

Invesco V.I. Equity and Income Fund - Series I Shares	2025		0.35%	0.35%	21.46	21.46	57,593	1,234,255	12.41%	12.41%	2.16%
	2024		0.35%	0.35%	19.09	19.09	51,799	988,964	11.73%	11.73%	1.84%
	2023		0.35%	0.35%	17.09	17.09	53,385	912,250	10.17%	10.17%	2.05%
	2022		0.35%	0.35%	15.51	15.51	59,049	915,886	-7.83%	-7.83%	1.75%
	2021		0.35%	0.35%	16.83	16.83	27,550	463,647	18.24%	18.24%	2.54%

Invesco V.I. Equity and Income Fund - Series II Shares	2025		0.00%	1.65%	12.32	21.88	1,265,814	22,996,336	10.68%	12.52%	1.95%
	2024		0.00%	1.65%	11.13	19.54	1,170,795	19,268,424	10.08%	11.91%	1.62%
	2023		0.00%	1.65%	10.11	17.55	1,174,090	17,716,836	8.43%	10.24%	1.80%
	2022		0.00%	1.65%	9.33	16.00	1,052,061	14,765,621	-9.23%	-7.71%	1.50%
	2021		0.00%	1.65%	13.30	17.43	784,608	12,702,304	16.41%	18.24%	1.67%

Invesco V.I. EQV International Equity Fund - Series I Shares	2025		0.35%	3.20%	9.86	39.94	77,818	1,564,059	12.83%	16.09%	1.21%
	2024		0.35%	3.20%	11.68	34.92	109,649	1,860,550	-2.55%	0.27%	1.62%
	2023		0.35%	3.20%	11.99	35.36	128,449	2,268,440	14.42%	17.73%	0.19%
	2022		0.35%	3.20%	10.48	30.49	169,758	2,490,240	-20.88%	-18.59%	1.85%
	2021		0.35%	3.20%	13.24	38.01	141,077	2,676,292	2.55%	5.52%	1.28%

Invesco V.I. EQV International Equity Fund - Series II Shares	2025		0.00%	3.40%	9.66	39.97	3,098,898	79,708,651	12.35%	16.23%	1.18%
	2024		0.00%	3.40%	8.60	34.84	3,251,238	75,686,867	-3.01%	0.34%	1.53%
	2023		0.00%	3.40%	8.86	35.17	3,322,769	79,236,649	13.93%	17.87%	0.00%
	2022		0.00%	3.30%	9.31	30.23	3,543,997	72,655,962	-21.15%	-18.50%	1.44%
	2021		0.00%	3.30%	11.81	37.58	3,537,872	91,553,956	2.19%	5.50%	1.10%

Invesco V.I. Global Fund - Series II Shares	2025		0.65%	2.55%	14.34	66.04	114,364	5,467,362	12.12%	14.27%	0.00%
	2024		0.65%	2.40%	15.54	57.80	131,616	5,882,338	13.04%	15.03%	0.00%
	2023		0.65%	2.20%	13.88	50.24	159,171	6,444,926	31.53%	33.57%	0.00%
	2022		0.65%	2.20%	18.61	37.62	188,758	5,996,884	-33.42%	-32.38%	0.00%
	2021		0.65%	2.20%	27.92	55.63	173,969	8,366,964	12.65%	14.42%	0.00%

Invesco V.I. International Growth Fund - Series I Shares	2025		0.35%	0.75%	15.49	16.48	57,146	924,898	15.45%	15.91%	0.31%
	2024		0.35%	0.75%	13.37	14.22	77,210	1,074,846	-2.41%	-2.01%	0.64%
	2023		0.35%	0.75%	13.66	14.51	83,404	1,187,217	20.16%	20.64%	0.62%
	2022		0.35%	0.75%	11.33	12.03	113,463	1,334,186	-27.68%	-27.38%	0.00%
	2021		0.35%	0.80%	15.13	16.56	113,597	1,835,930	9.34%	9.83%	0.00%

Invesco V.I. International Growth Fund - Series II Shares	2025		0.00%	1.65%	10.14	17.05	1,131,445	14,784,289	13.64%	15.53%	0.06%
	2024		0.00%	1.65%	8.96	14.78	1,214,480	14,018,719	-3.42%	-1.81%	0.35%
	2023		0.00%	1.65%	10.89	15.06	1,295,830	15,560,406	18.66%	20.64%	0.31%
	2022		0.00%	1.65%	9.15	12.50	1,299,468	13,177,027	-28.36%	-27.16%	0.00%
	2021		0.00%	1.65%	12.73	17.18	1,353,246	19,096,569	8.32%	10.01%	0.00%

Invesco V.I. Main Street Small Cap Fund®- Series I Shares	2025		0.35%	0.75%	23.54	27.40	142,770	3,460,849	7.89%	8.32%	0.43%
	2024		0.35%	0.75%	21.82	25.30	150,736	3,384,480	11.84%	12.29%	0.00%
	2023		0.35%	0.75%	19.51	22.55	160,279	3,225,510	17.25%	17.72%	1.47%
	2022		0.35%	0.75%	16.64	19.16	98,979	1,696,549	-16.46%	-16.13%	0.57%
	2021		0.35%	0.75%	19.92	22.86	84,786	1,738,925	21.64%	22.12%	0.34%

Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2025		0.00%	1.65%	12.01	26.92	2,119,654	40,935,965	6.67%	8.44%	0.24%
	2024		0.00%	1.65%	11.26	24.90	1,923,552	35,560,790	10.57%	12.41%	0.00%
	2023		0.00%	1.65%	10.18	22.22	1,688,102	28,426,946	15.89%	17.82%	0.97%
	2022		0.00%	1.65%	8.78	18.91	1,476,740	21,961,700	-17.42%	-16.04%	0.25%
	2021		0.00%	1.65%	14.85	22.60	1,317,128	25,105,654	20.26%	22.26%	0.20%

Janus Henderson Balanced Portfolio - Service Shares	2025		1.30%	2.75%	11.52	50.60	267,128	11,050,920	11.71%	13.34%	1.68%
	2024		1.30%	2.75%	10.30	44.64	318,256	11,758,369	12.02%	13.66%	1.77%
	2023		1.30%	2.75%	24.70	39.28	311,190	11,427,197	12.01%	13.65%	1.74%
	2022		1.30%	2.75%	22.05	34.56	366,486	11,889,833	-18.88%	-17.70%	0.94%
	2021		1.30%	2.75%	27.18	41.99	404,257	15,970,597	13.74%	15.40%	0.67%

Janus Henderson Enterprise Portfolio - Service Shares	2025		1.30%	2.65%	10.91	101.75	64,515	4,420,626	4.61%	6.03%	0.05%
	2024		1.30%	2.65%	10.43	95.97	71,114	4,710,563	12.31%	13.83%	0.64%
	2023		1.30%	2.65%	63.14	84.31	84,657	5,120,310	14.70%	16.26%	0.09%
	2022		1.30%	2.65%	39.80	72.52	77,104	4,676,207	-18.35%	-17.23%	0.08%
	2021		1.30%	2.65%	48.55	87.62	83,647	6,154,199	13.49%	15.04%	0.25%

Janus Henderson Global Research Portfolio - Service Shares	2025		1.35%	2.80%	13.22	51.39	19,210	720,510	17.27%	19.00%	0.42%
	2024		1.35%	2.80%	11.28	43.19	18,628	582,012	19.87%	21.63%	0.60%
	2023		1.35%	2.20%	26.18	35.51	19,911	501,264	23.72%	24.79%	0.79%
	2022		1.35%	2.20%	21.11	28.45	19,422	442,133	-21.36%	-20.69%	0.89%
	2021		1.35%	2.20%	26.78	35.88	21,725	623,350	15.10%	16.20%	0.36%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	2022		0.30%	2.85%	10.71	13.03	337,473	4,010,465	-20.14%	-18.07%	1.42%
	2021		0.30%	2.85%	13.41	15.53	363,273	5,321,740	6.19%	8.56%	0.82%

JPMorgan Insurance Trust Income Builder Portfolio - Class 1	2022		0.35%	0.40%	12.02	12.22	33,779	406,418	-12.65%	-12.60%	3.86%
	2021		0.35%	0.40%	13.75	13.75	34,110	469,603	8.13%	8.13%	2.93%

JPMorgan Insurance Trust Income Builder Portfolio - Class 2	2022		0.10%	1.65%	10.24	12.14	358,504	3,915,940	-13.94%	-12.59%	3.62%
	2021		0.10%	1.65%	11.87	13.89	393,770	4,990,123	6.45%	8.11%	2.64%

Lincoln Hedged Nasdaq-100 Fund - Service Class	2025		0.00%	1.90%	11.86	14.97	588,899	7,892,359	10.33%	12.44%	0.00%
	2024		0.00%	1.65%	12.61	13.32	313,850	3,924,781	12.84%	14.72%	0.00%
	2023		0.00%	1.35%	11.25	11.61	69,234	784,648	34.51%	36.33%	0.00%
	2022		0.95%	1.35%	8.37	8.41	88,785	751,814	-18.52%	-18.19%	0.00%
	2021	9/20/2021	0.95%	1.35%	10.27	10.28	10,744	110,407	0.03%	2.32%	1.59%

Lincoln Hedged Nasdaq-100 Fund - Standard Class	2025		0.35%	0.75%	12.15	12.23	47,982	584,382	12.00%	12.45%	0.00%
	2024	7/26/2024	0.35%	0.75%	10.85	10.88	46,910	509,558	3.20%	7.09%	0.00%

Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	2023		0.00%	1.35%	9.96	10.24	92,780	932,025	24.66%	26.35%	0.02%
	2022		0.00%	0.00%	8.10	8.10	46,580	373,907	-20.38%	-20.38%	0.31%
	2021	12/20/2021	0.00%	0.00%	10.18	10.18	38,843	395,345	2.22%	2.22%	0.00%

Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	2023		0.95%	1.25%	11.25	11.31	14,616	164,949	31.08%	31.47%	0.00%
	2022	4/21/2022	0.95%	1.25%	8.58	8.60	43,473	373,831	-11.78%	-10.73%	0.40%

Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	2023		0.00%	1.35%	11.54	11.95	100,746	1,176,449	29.90%	31.67%	0.00%
	2022		0.95%	1.25%	8.90	8.94	45,584	407,984	-15.67%	-15.42%	0.00%
	2021	11/19/2021	0.95%	1.25%	10.55	10.57	2,389	25,221	-0.08%	0.33%	0.94%

Lincoln Hedged S&P 500 Conservative Fund - Service Class	2025		0.00%	3.00%	11.08	13.65	1,670,848	21,016,594	6.05%	9.27%	0.00%
	2024		0.00%	1.35%	11.90	12.50	1,048,825	12,562,540	8.79%	10.27%	0.04%
	2023		0.00%	1.35%	10.94	11.33	355,730	3,934,954	11.48%	13.00%	0.00%
	2022		0.95%	0.95%	9.88	9.88	237,442	2,354,915	-3.98%	-3.98%	1.20%
	2021	10/14/2021	0.95%	0.95%	10.28	10.28	6,570	67,573	0.90%	0.90%	0.98%

Lincoln Hedged S&P 500 Conservative Fund - Standard Class	2025		0.50%	0.50%	11.61	11.61	98,563	1,144,112	9.12%	9.12%	0.00%
	2024	8/23/2024	0.50%	0.50%	10.64	10.64	2,858	30,401	3.05%	3.05%	0.30%

Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	2023		0.00%	1.65%	11.03	11.42	251,023	2,817,765	13.76%	15.65%	0.00%
	2022		0.00%	0.00%	9.88	9.88	150,978	1,472,038	-1.75%	-1.75%	0.00%
	2021	12/17/2021	0.00%	0.00%	10.05	10.05	10,034	100,864	1.19%	1.19%	0.58%

Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	2023		0.10%	1.65%	10.63	10.95	190,781	2,045,998	9.57%	11.28%	0.00%
	2022	3/10/2022	0.10%	1.65%	9.70	9.84	90,993	886,529	-2.70%	0.32%	0.86%

Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	2023		0.00%	1.65%	10.25	10.66	231,699	2,407,056	8.88%	10.69%	0.00%
	2022	6/2/2022	0.00%	1.65%	9.41	9.63	380,682	3,620,188	-3.75%	1.68%	1.38%

Lincoln Hedged S&P 500 Fund - Service Class	2025		0.00%	3.00%	11.49	14.76	2,955,162	38,723,529	8.22%	11.52%	0.00%
	2024		0.00%	1.35%	12.60	13.23	1,293,152	15,805,965	12.39%	13.91%	0.24%
	2023		0.00%	1.35%	11.21	11.62	275,214	3,145,910	15.06%	16.63%	0.02%
	2022		0.40%	1.25%	9.76	9.90	111,699	1,100,290	-8.04%	-7.25%	0.34%
	2021	10/1/2021	0.40%	1.25%	10.61	10.67	18,855	200,650	0.57%	3.49%	1.12%

Lincoln Hedged S&P 500 Fund - Standard Class	2025		0.35%	0.50%	12.04	12.06	48,225	581,047	11.34%	11.51%	0.00%
	2024	9/12/2024	0.35%	0.50%	10.81	10.82	11,566	125,091	0.65%	3.89%	0.48%

Lincoln Hedged S&P 500 Fund 2 - Service Class	2023		0.00%	1.35%	10.75	11.06	195,127	2,114,806	15.78%	17.35%	0.01%
	2022		0.95%	0.95%	9.32	9.32	119,874	1,117,194	-7.54%	-7.54%	0.00%
	2021	11/23/2021	0.95%	0.95%	10.09	10.09	2,690	27,132	0.98%	0.98%	0.60%

Lincoln Hedged S&P 500 Fund 3 - Service Class	2023		0.00%	1.65%	10.95	11.30	205,434	2,272,123	15.54%	17.46%	0.03%
	2022	3/10/2022	0.00%	1.65%	9.48	9.62	136,386	1,300,030	-5.25%	5.48%	1.25%

Lincoln Hedged S&P 500 Fund 4 - Service Class	2023		0.00%	1.65%	10.40	10.82	188,426	1,990,365	12.92%	14.80%	0.01%
	2022		0.95%	1.25%	9.26	9.30	120,703	1,123,906	-10.37%	-10.10%	0.00%
	2021	8/25/2021	0.95%	1.25%	10.33	10.35	33,614	347,749	0.73%	2.72%	1.62%

Lincoln iShares® Fixed Income Allocation Fund - Standard Class	2021		0.75%	0.75%	11.56	11.56	4,172	48,239	-2.33%	-2.33%	1.40%

Lincoln iShares® Global Growth Allocation Fund - Standard Class	2021		0.75%	0.75%	16.34	16.34	35,908	586,698	13.06%	13.06%	1.77%

Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	2021		0.75%	0.75%	16.41	16.41	41,049	673,528	14.64%	14.64%	1.25%

Lincoln Opportunistic Hedged Equity Fund - Service Class	2025		0.30%	1.90%	12.26	12.67	562,607	6,983,995	7.71%	9.44%	0.00%
	2024		1.30%	1.30%	11.46	11.46	265,937	3,048,192	13.63%	13.63%	0.03%
	2023	12/22/2023	1.30%	1.30%	10.08	10.08	25,460	256,717	0.24%	0.24%	0.02%

Lincoln Opportunistic Hedged Equity Fund - Standard Class	2025		0.35%	0.35%	12.75	12.75	20,717	263,813	9.77%	9.77%	0.00%
	2024	9/24/2024	0.35%	0.35%	11.61	11.61	11,643	135,225	1.43%	1.43%	0.15%

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2025		0.00%	1.65%	10.00	15.19	3,700,208	46,887,873	6.55%	8.33%	6.02%
	2024		0.00%	1.65%	9.38	14.07	3,869,613	46,321,431	4.97%	6.72%	5.99%
	2023		0.00%	1.65%	8.94	13.22	3,662,730	41,923,199	4.81%	6.55%	5.23%
	2022		0.00%	1.65%	8.53	12.45	3,703,563	40,427,493	-14.23%	-12.80%	3.91%
	2021		0.00%	1.65%	11.56	14.32	4,555,378	58,913,412	1.59%	3.17%	3.62%

Lord Abbett Series Fund Developing Growth Portfolio - Class VC	2025		0.00%	1.65%	12.82	30.16	714,675	15,525,108	12.72%	14.59%	0.19%
	2024		0.00%	1.65%	11.19	26.35	908,850	17,741,333	20.18%	22.18%	0.13%
	2023		0.00%	1.65%	9.16	21.59	1,270,470	20,165,497	6.40%	8.17%	0.00%
	2022		0.00%	1.65%	8.39	19.98	1,432,280	21,344,479	-37.03%	-35.98%	0.00%
	2021		0.00%	1.65%	18.98	31.24	1,453,315	35,072,730	-4.34%	-2.84%	0.00%

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	2025		0.65%	2.55%	16.76	54.29	238,760	10,302,867	11.41%	13.55%	0.41%
	2024		0.65%	2.55%	14.99	47.81	259,475	10,198,468	13.71%	15.89%	0.70%
	2023		0.65%	2.55%	13.11	41.25	299,948	10,389,483	11.75%	13.89%	0.58%
	2022		0.65%	2.55%	19.16	36.22	324,860	10,184,570	-14.20%	-12.55%	0.99%
	2021		0.65%	2.55%	22.33	41.42	385,495	14,061,994	24.11%	26.49%	0.78%

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2025		0.00%	1.65%	10.27	12.58	4,865,309	55,671,380	4.17%	5.90%	4.66%
	2024		0.00%	1.65%	9.86	11.91	4,558,408	49,742,236	3.42%	5.14%	4.66%
	2023		0.00%	1.65%	9.53	11.37	4,574,174	48,153,162	3.33%	5.05%	4.31%
	2022		0.00%	1.65%	9.22	10.85	4,794,941	48,509,500	-6.61%	-5.06%	2.93%
	2021		0.00%	1.65%	10.19	11.46	4,404,036	47,346,291	-1.02%	0.53%	2.37%

LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2025		0.00%	3.55%	9.96	71.06	8,358,043	355,719,172	9.75%	13.72%	0.00%
	2024		0.00%	3.55%	9.06	62.86	9,472,899	366,584,963	21.24%	25.62%	0.00%
	2023		0.00%	3.40%	7.46	50.35	10,800,160	347,005,753	41.08%	45.95%	0.00%
	2022		0.00%	3.20%	6.61	34.70	11,805,693	271,450,049	-42.73%	-40.87%	0.00%
	2021		0.00%	3.20%	13.88	59.04	11,542,092	465,035,203	16.39%	20.18%	0.00%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2025		0.35%	0.80%	33.46	42.30	229,541	8,154,256	13.09%	13.60%	0.00%
	2024		0.35%	0.80%	29.57	37.25	260,054	8,132,032	24.93%	25.49%	0.00%
	2023		0.35%	0.80%	23.66	29.70	283,287	7,056,701	45.15%	45.81%	0.00%
	2022		0.35%	0.80%	16.29	20.38	252,879	4,340,746	-41.19%	-40.93%	0.00%
	2021		0.35%	0.80%	27.69	34.52	249,585	7,273,797	19.51%	20.05%	0.00%

LVIP American Balanced Allocation Fund - Service Class	2025		0.00%	1.65%	12.07	20.87	6,679,003	111,414,529	13.19%	15.07%	2.06%
	2024		0.00%	1.65%	10.67	18.19	6,785,628	100,505,031	8.92%	10.74%	2.20%
	2023		0.00%	1.65%	9.79	16.48	6,439,117	87,669,960	11.42%	13.27%	2.57%
	2022		0.00%	1.65%	8.79	14.59	6,508,852	80,890,933	-16.31%	-14.92%	1.72%
	2021		0.00%	1.65%	13.51	17.20	6,021,640	90,599,465	8.44%	10.13%	2.29%

LVIP American Balanced Allocation Fund - Standard Class	2025		0.35%	1.85%	19.33	26.15	925,854	19,101,761	13.36%	15.07%	2.47%
	2024		0.35%	1.70%	16.87	22.78	895,968	16,443,577	9.25%	10.74%	2.53%
	2023		0.35%	1.70%	15.29	20.63	914,864	15,247,086	11.76%	13.28%	3.02%
	2022		0.35%	1.70%	13.55	18.25	904,467	13,418,685	-16.07%	-14.93%	2.02%
	2021		0.35%	1.70%	16.00	21.51	854,143	15,084,088	8.76%	10.24%	2.48%

LVIP American Century Balanced Fund - Service Class	2025		0.00%	3.25%	10.32	20.18	8,383,411	147,378,012	5.84%	9.33%	1.64%
	2024		0.00%	3.25%	9.75	18.52	8,689,187	141,830,932	8.21%	11.79%	1.80%
	2023		0.00%	3.25%	9.01	16.61	9,161,476	136,107,489	12.41%	16.12%	1.69%
	2022		0.00%	3.25%	9.18	14.35	9,263,192	120,754,943	-20.12%	-17.47%	0.97%
	2021		0.00%	3.25%	12.99	17.24	9,164,751	148,045,370	11.79%	15.36%	0.47%

LVIP American Century Balanced Fund - Standard Class II	2025		0.35%	1.10%	18.63	19.68	37,428	736,059	8.42%	9.23%	1.90%
	2024		0.35%	1.10%	17.18	18.02	44,990	805,063	10.84%	11.67%	1.84%
	2023		0.35%	1.10%	15.50	16.14	69,235	1,108,604	15.13%	16.00%	2.15%
	2022		0.35%	1.10%	13.46	13.91	38,180	524,315	-18.17%	-17.56%	1.21%
	2021		0.35%	1.10%	16.45	16.87	39,720	663,324	14.50%	15.37%	0.69%

LVIP American Century Capital Appreciation Fund - Service Class	2025		0.10%	2.85%	11.67	12.21	2,042,528	24,431,849	3.57%	6.46%	0.00%
	2024	7/9/2024	0.10%	2.85%	11.27	11.47	830,463	9,451,684	-7.92%	20.94%	0.00%

LVIP American Century Capital Appreciation Fund - Standard Class II	2025		0.35%	0.70%	12.12	12.19	33,057	402,220	5.97%	6.35%	0.00%
	2024	6/10/2024	0.35%	0.70%	11.44	11.46	13,945	159,724	4.42%	14.64%	0.00%

LVIP American Century Disciplined Core Value Fund - Service Class	2025		0.50%	2.80%	11.43	11.87	327,798	3,839,336	11.40%	13.99%	2.18%
	2024	6/24/2024	0.50%	2.80%	10.26	10.41	105,500	1,092,230	-6.32%	3.82%	1.29%

LVIP American Century Disciplined Core Value Fund - Standard Class II	2025		0.35%	0.35%	11.95	11.95	6,311	75,409	14.46%	14.46%	1.73%
	2024	10/24/2024	0.35%	0.35%	10.44	10.44	4,489	46,865	-2.15%	-2.15%	0.92%

LVIP American Century Inflation Protection Fund - Service Class	2025		0.80%	3.05%	8.92	10.73	1,990,977	21,013,073	3.14%	5.48%	11.76%
	2024	5/28/2024	0.80%	3.05%	8.55	10.18	513,072	5,160,512	-3.47%	1.36%	8.12%
	2023		2.15%	2.15%	11.77	11.77	1,346	15,844	1.20%	1.20%	3.26%
	2022		2.15%	2.15%	11.63	11.63	1,464	17,038	-14.93%	-14.93%	4.91%
	2021		2.15%	2.15%	13.68	13.68	1,588	21,716	4.01%	4.01%	3.07%

LVIP American Century Inflation Protection Fund - Standard Class II	2025		0.35%	0.50%	10.86	11.94	43,094	475,038	6.07%	6.23%	11.77%
	2024	7/16/2024	0.35%	0.50%	10.22	11.26	3,097	32,132	-1.56%	-0.44%	2.07%

LVIP American Century International Fund - Service Class	2025		0.30%	2.85%	10.84	11.30	624,708	6,917,210	12.56%	15.47%	1.68%
	2024	6/7/2024	0.30%	2.85%	9.63	9.78	130,299	1,263,613	-8.79%	-2.34%	1.15%

LVIP American Century International Fund - Standard Class II	2025		0.35%	0.50%	11.13	11.31	34,002	383,916	15.41%	15.58%	1.21%
	2024	7/16/2024	0.35%	0.50%	9.64	9.79	8,826	86,281	-6.17%	-4.60%	0.28%

LVIP American Century Large Company Value Fund - Service Class	2025		0.00%	3.50%	11.67	20.22	6,919,249	123,311,433	11.27%	15.23%	1.35%
	2024		0.00%	3.50%	10.46	17.57	7,229,137	113,447,448	6.72%	10.52%	2.41%
	2023		0.00%	3.50%	9.78	15.91	7,445,749	107,350,285	0.21%	3.78%	2.45%
	2022		0.00%	3.00%	11.67	15.35	8,046,361	113,390,220	-3.40%	-0.46%	2.01%
	2021		0.00%	3.00%	13.49	15.43	4,762,204	68,518,831	17.94%	21.41%	1.31%

LVIP American Century Large Company Value Fund - Standard Class II	2025		0.35%	2.05%	17.31	20.04	376,581	7,438,664	13.06%	15.00%	1.47%
	2024		0.35%	2.05%	15.31	17.43	435,894	7,496,878	8.47%	10.34%	2.61%
	2023		0.35%	2.05%	14.11	15.80	424,987	6,628,050	1.78%	3.52%	2.56%
	2022		0.35%	2.05%	13.87	15.26	433,538	6,542,106	-2.29%	-0.61%	2.10%
	2021		0.35%	2.05%	14.19	15.35	362,241	5,500,649	19.24%	21.29%	1.46%

LVIP American Century Mid Cap Value Fund - Service Class	2025		0.10%	2.75%	10.85	11.33	901,690	10,016,445	5.88%	8.72%	2.24%
	2024	5/30/2024	0.10%	2.75%	10.25	10.42	326,025	3,372,278	-4.25%	6.57%	3.84%

LVIP American Century Mid Cap Value Fund - Standard Class II	2025		0.35%	0.50%	11.29	11.31	38,021	429,321	8.45%	8.61%	2.51%
	2024	5/30/2024	0.35%	0.70%	10.39	10.42	16,566	172,463	-2.24%	6.41%	3.41%

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	2025		0.30%	3.50%	10.09	22.77	20,717,944	420,387,943	0.90%	4.18%	0.80%
	2024		0.30%	3.50%	10.08	21.92	23,181,083	457,666,120	7.71%	11.21%	1.61%
	2023		0.20%	3.50%	9.33	19.77	26,350,887	474,191,340	5.37%	8.91%	1.31%
	2022		0.20%	3.25%	12.09	18.23	26,937,760	451,029,374	-10.68%	-7.91%	1.69%
	2021		0.20%	3.25%	13.48	19.88	29,764,686	548,777,462	16.93%	20.54%	0.94%

LVIP American Century Ultra® Fund - Service Class	2025		0.00%	3.30%	12.38	13.06	33,142,864	424,550,164	9.02%	12.67%	0.00%
	2024	5/28/2024	0.00%	3.30%	11.35	11.59	37,140,901	427,311,222	0.76%	13.99%	0.00%

LVIP American Century Ultra® Fund - Standard Class	2025		0.35%	0.75%	12.95	13.04	458,736	5,976,131	12.11%	12.56%	0.00%
	2024	8/9/2024	0.35%	0.75%	11.55	11.58	478,947	5,546,398	6.49%	13.97%	0.00%

LVIP American Century Value Fund - Service Class	2025		0.10%	2.65%	11.54	12.03	2,132,571	25,152,675	12.82%	15.73%	2.41%
	2024	6/20/2024	0.10%	2.65%	10.22	10.39	377,153	3,887,662	-3.31%	5.98%	4.28%

LVIP American Century Value Fund - Standard Class II	2025		0.35%	0.50%	11.98	12.01	48,824	585,191	15.44%	15.62%	1.65%
	2024	7/17/2024	0.35%	0.70%	10.36	10.38	25,390	263,480	-5.53%	0.79%	4.27%

LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	2025	6/30/2025	0.35%	1.65%	10.05	11.24	598,782	6,702,458	-0.84%	8.19%	0.94%

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2025		1.25%	2.85%	12.92	15.42	1,684,712	25,328,062	9.27%	11.03%	2.24%
	2024		1.25%	2.85%	11.82	13.88	2,127,193	28,828,734	6.41%	8.13%	2.33%
	2023		1.25%	2.85%	11.10	12.84	2,407,208	30,242,075	8.28%	10.02%	2.43%
	2022		1.25%	2.85%	10.25	11.67	2,685,480	30,721,000	-18.19%	-16.87%	1.87%
	2021		1.25%	2.85%	12.52	13.99	2,736,760	37,760,651	5.91%	7.57%	2.40%

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	2025		0.65%	0.90%	19.85	20.54	22,091	439,396	11.82%	12.10%	2.72%
	2024		0.65%	0.90%	17.75	18.33	24,974	445,253	8.88%	9.15%	2.78%
	2023		0.65%	0.90%	16.30	16.79	25,877	423,583	10.80%	11.08%	2.87%
	2022		0.65%	0.90%	14.71	15.11	26,906	397,330	-16.29%	-16.08%	2.19%
	2021		0.65%	0.90%	17.58	18.01	27,959	493,048	8.38%	8.65%	2.75%

LVIP American Global Growth Allocation Managed Risk Fund - Service Class	2025		1.25%	3.05%	10.36	16.28	3,730,478	59,290,910	11.07%	13.08%	1.37%
	2024		1.25%	2.90%	11.91	14.39	4,470,125	62,901,756	8.68%	10.48%	1.71%
	2023		1.25%	2.90%	10.94	13.03	5,391,555	68,870,221	10.32%	12.16%	2.24%
	2022		1.25%	2.90%	10.11	11.61	6,194,098	70,665,963	-20.75%	-19.43%	1.17%
	2021		1.25%	2.90%	12.76	14.36	6,676,468	94,720,926	7.62%	9.35%	1.78%

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	2025		0.65%	0.90%	21.55	22.31	23,692	528,313	13.88%	14.17%	1.88%
	2024		0.65%	0.90%	18.93	19.54	24,124	471,208	11.25%	11.53%	2.23%
	2023		0.65%	0.90%	17.01	17.52	24,637	431,478	12.95%	13.23%	2.74%
	2022		0.65%	0.90%	15.06	15.47	24,914	385,350	-18.86%	-18.66%	1.56%
	2021		0.65%	0.90%	18.56	19.02	25,219	479,566	10.18%	10.45%	2.26%

LVIP American Global Growth Fund - Service Class II	2025		0.20%	3.30%	10.76	53.48	9,141,198	383,079,906	17.30%	20.99%	1.12%
	2024		0.20%	3.30%	9.17	44.38	9,218,300	337,344,521	9.57%	13.02%	1.20%
	2023		0.20%	3.30%	8.37	39.42	9,630,381	319,973,427	18.19%	21.91%	0.52%
	2022		0.20%	3.30%	11.35	32.46	10,116,319	281,445,949	-27.46%	-25.17%	0.54%
	2021		0.20%	3.30%	15.35	43.56	11,932,321	434,860,369	12.26%	15.79%	0.00%

LVIP American Global Small Capitalization Fund - Service Class II	2024		0.20%	3.25%	6.93	24.52	2,561,992	51,673,621	-1.33%	1.73%	1.83%
	2023		0.20%	3.20%	10.63	24.20	2,804,395	56,857,895	12.07%	15.49%	0.00%
	2022		0.20%	3.15%	10.66	21.04	3,030,353	54,945,845	-32.03%	-29.99%	4.27%
	2021		0.20%	3.15%	18.35	30.18	3,006,936	79,440,835	3.00%	6.08%	0.00%

LVIP American Growth Allocation Fund - Service Class	2025		0.00%	1.65%	12.50	22.19	5,131,833	92,384,417	14.76%	16.67%	1.71%
	2024		0.00%	1.65%	10.85	19.08	4,615,594	71,424,607	9.79%	11.61%	1.92%
	2023		0.00%	1.65%	9.84	17.14	4,113,473	58,581,389	12.68%	14.55%	2.46%
	2022		0.00%	1.65%	8.70	15.01	4,062,185	51,708,759	-17.33%	-15.96%	1.20%
	2021		0.00%	1.65%	13.64	17.91	4,351,373	67,679,917	8.70%	10.39%	2.06%

LVIP American Growth Allocation Fund - Standard Class	2025		0.35%	1.85%	20.63	28.36	543,935	11,719,132	14.93%	16.67%	2.15%
	2024		0.35%	1.70%	17.75	24.37	486,147	8,983,834	10.12%	11.62%	2.20%
	2023		0.35%	1.70%	15.97	21.89	515,679	8,652,574	13.02%	14.55%	2.92%
	2022		0.35%	1.70%	14.22	19.15	484,107	7,058,260	-17.08%	-15.95%	1.62%
	2021		0.35%	1.70%	16.94	22.85	471,642	8,198,290	9.02%	10.50%	2.55%

LVIP American Growth Fund - Service Class II	2025		0.20%	3.50%	12.88	96.49	41,061,272	2,931,933,512	15.70%	19.58%	0.65%
	2024		0.20%	3.30%	11.11	81.01	34,963,214	2,236,672,075	26.93%	30.92%	0.03%
	2023		0.20%	3.30%	8.76	62.12	32,758,648	1,668,923,503	33.52%	37.72%	0.01%
	2022		0.20%	3.30%	11.99	45.29	32,932,000	1,248,882,049	-32.46%	-30.33%	1.60%
	2021		0.20%	3.30%	17.43	65.27	30,098,487	1,676,915,034	17.63%	21.33%	0.55%

LVIP American Growth-Income Fund - Service Class II	2025		0.20%	3.30%	13.31	67.40	39,790,811	1,995,436,098	13.85%	17.43%	1.51%
	2024		0.20%	3.30%	11.71	57.63	35,455,801	1,614,103,003	19.79%	23.56%	0.88%
	2023		0.20%	3.30%	9.77	46.83	33,167,981	1,283,393,295	21.64%	25.47%	1.03%
	2022		0.20%	3.30%	12.32	37.47	32,772,728	1,035,694,611	-19.51%	-16.97%	2.39%
	2021		0.20%	3.30%	15.03	45.31	32,284,511	1,260,805,738	19.67%	23.44%	0.78%

LVIP American Income Allocation Fund - Standard Class	2025		0.50%	1.85%	16.71	18.06	3,546	62,157	10.49%	12.00%	3.36%
	2024		0.50%	1.85%	14.92	16.32	4,702	75,820	6.49%	7.94%	3.02%
	2023		0.50%	1.85%	13.82	15.30	6,186	91,712	8.74%	10.22%	1.94%
	2022		0.50%	1.85%	12.54	14.05	15,371	199,359	-14.98%	-13.83%	2.36%
	2021		0.50%	1.85%	16.24	16.50	16,451	248,966	5.42%	5.58%	4.39%

LVIP American International Fund - Service Class II	2025		0.20%	3.30%	9.78	24.00	15,123,052	296,836,946	22.17%	26.02%	0.85%
	2024		0.20%	3.30%	8.00	19.12	16,342,819	260,661,614	-0.59%	2.54%	0.76%
	2023		0.20%	3.30%	8.06	18.72	17,677,265	276,896,271	11.67%	15.18%	0.94%
	2022		0.20%	3.25%	9.17	16.32	18,495,421	255,728,033	-23.60%	-21.23%	2.44%
	2021		0.20%	3.25%	11.96	20.80	15,390,028	280,015,019	-4.98%	-2.04%	2.14%

LVIP American Preservation Fund - Service Class	2025		0.00%	1.65%	9.55	11.39	2,972,904	30,311,245	4.07%	5.80%	4.08%
	2024		0.00%	1.65%	9.18	10.77	2,186,941	21,299,942	1.20%	2.88%	5.01%
	2023		0.00%	1.65%	9.07	10.58	1,555,548	14,882,552	2.04%	3.74%	3.21%
	2022		0.00%	1.65%	8.88	10.23	1,868,203	17,524,971	-8.49%	-6.97%	1.58%
	2021		0.00%	1.65%	9.71	11.03	2,053,418	21,097,210	-2.49%	-0.96%	2.15%

LVIP American Preservation Fund - Standard Class	2025		0.40%	1.90%	9.67	11.78	13,186	141,693	4.17%	5.75%	3.46%
	2024		0.40%	1.90%	9.29	11.14	20,849	217,647	1.31%	2.84%	3.82%
	2023		0.40%	1.90%	9.17	10.83	24,211	248,620	2.14%	3.68%	3.50%
	2022		0.40%	1.90%	8.98	10.45	24,725	245,803	-8.40%	-7.02%	2.13%
	2021		0.40%	1.90%	9.80	11.24	25,787	272,881	-2.39%	-0.92%	1.94%

LVIP Baron Growth Opportunities Fund - Service Class	2025		0.00%	3.55%	7.21	42.49	9,461,074	279,848,325	-13.21%	-10.08%	0.00%
	2024		0.00%	3.45%	8.28	47.53	9,407,131	313,377,611	1.87%	5.44%	0.22%
	2023		0.00%	3.45%	8.13	45.35	9,432,403	311,099,401	13.81%	17.81%	0.00%
	2022		0.00%	3.45%	8.15	38.72	9,293,699	271,561,655	-28.35%	-25.83%	0.00%
	2021		0.00%	3.45%	14.57	52.62	8,843,450	360,971,921	14.69%	18.72%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2025		0.35%	0.80%	20.67	23.38	77,362	1,676,271	-10.57%	-10.17%	0.00%
	2024		0.35%	0.80%	23.10	26.04	76,907	1,868,364	4.87%	5.34%	0.45%
	2023		0.35%	0.80%	22.02	24.74	90,037	2,077,958	17.16%	17.69%	0.00%
	2022		0.35%	0.80%	18.79	21.03	72,561	1,450,095	-26.24%	-25.90%	0.00%
	2021		0.35%	0.80%	25.45	28.39	83,409	2,249,192	18.07%	18.60%	0.00%

LVIP BlackRock Advantage Allocation Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%
	2021		0.10%	3.25%	12.66	17.34	884,830	14,324,408	4.00%	7.34%	1.08%

LVIP BlackRock Advantage Allocation Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.03%
	2021		0.35%	1.85%	14.33	16.62	37,384	537,241	5.73%	7.33%	1.32%

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	2025		0.10%	3.30%	11.53	30.94	67,072,591	1,584,011,054	7.94%	11.45%	2.17%
	2024		0.10%	3.30%	10.68	27.90	60,437,088	1,303,430,588	7.61%	11.11%	2.44%
	2023		0.10%	3.25%	9.92	25.24	68,902,796	1,358,929,661	5.63%	9.01%	2.40%
	2022		0.10%	3.20%	11.96	23.27	72,661,883	1,333,601,945	-5.60%	-2.63%	2.03%
	2021		0.10%	3.20%	12.87	24.02	78,748,772	1,507,964,616	18.90%	22.64%	1.80%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2025		0.35%	0.75%	20.87	41.81	23,901	603,066	11.00%	11.45%	2.23%
	2024		0.35%	0.75%	18.80	37.61	24,896	564,927	10.66%	11.11%	2.91%
	2023		0.35%	0.75%	16.99	33.93	13,675	331,365	8.57%	9.01%	2.67%
	2022		0.35%	0.75%	15.65	31.21	14,506	324,428	-3.01%	-2.62%	2.30%
	2021		0.35%	0.75%	16.14	32.13	16,630	384,792	22.15%	22.64%	2.01%

LVIP BlackRock Equity Dividend Fund - Service Class	2025		0.00%	3.45%	10.67	49.57	7,685,717	236,866,595	9.26%	13.09%	1.43%
	2024		0.00%	3.45%	9.77	44.41	7,807,364	226,039,640	3.23%	6.86%	1.52%
	2023		0.00%	3.45%	9.46	42.10	8,802,950	249,472,634	-0.32%	3.18%	1.37%
	2022		0.00%	3.45%	13.22	41.44	9,310,716	268,314,977	-6.83%	-3.56%	1.42%
	2021		0.00%	3.45%	13.71	43.77	10,070,333	319,470,427	17.91%	22.04%	4.93%

LVIP BlackRock Equity Dividend Fund - Standard Class	2025		0.35%	3.15%	10.94	51.94	149,630	4,186,624	9.91%	13.03%	1.77%
	2024		0.35%	2.80%	14.13	46.65	150,206	3,983,879	4.22%	6.81%	1.76%
	2023		0.35%	3.00%	13.36	44.33	166,077	4,520,756	0.43%	3.13%	1.59%
	2022		0.35%	3.00%	13.30	43.64	195,570	5,356,925	-6.13%	-3.61%	1.70%
	2021		0.35%	3.00%	14.17	45.95	239,925	6,861,613	18.80%	21.99%	5.48%

LVIP BlackRock Global Allocation Fund - Service Class	2025		0.00%	3.45%	10.64	28.77	35,368,849	798,510,588	14.40%	18.41%	2.44%
	2024		0.00%	3.45%	9.29	24.46	39,426,041	772,465,920	5.53%	9.23%	1.00%
	2023		0.00%	3.45%	8.79	22.54	44,884,352	824,735,062	9.50%	13.35%	2.47%
	2022	6/3/2022	0.00%	3.45%	8.01	20.01	49,703,142	829,787,029	-6.95%	5.70%	0.23%

LVIP BlackRock Global Allocation Fund - Standard Class	2025		0.35%	2.20%	11.26	30.21	415,621	8,518,211	16.13%	18.30%	2.82%
	2024		0.35%	2.20%	9.70	25.60	476,302	8,309,498	7.12%	9.12%	1.31%
	2023		0.35%	2.20%	9.05	23.52	492,136	7,921,170	11.15%	13.23%	2.83%
	2022	6/3/2022	0.35%	2.20%	8.14	20.83	488,798	7,049,196	-6.14%	1.67%	0.38%

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	2025		0.30%	3.45%	10.06	16.45	40,788,335	564,720,545	12.76%	16.37%	4.94%
	2024		0.30%	3.45%	8.90	14.14	48,218,674	581,699,932	5.52%	8.89%	3.00%
	2023		0.30%	3.45%	8.42	12.98	55,571,380	624,399,724	7.48%	10.92%	2.27%
	2022		0.30%	3.45%	8.56	11.71	62,723,157	643,710,175	-20.85%	-18.31%	2.46%
	2021		0.20%	3.45%	10.80	14.33	68,181,919	867,936,685	3.72%	7.04%	4.45%

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	2025		0.90%	1.70%	14.38	15.91	3,508	52,071	15.14%	16.07%	4.58%
	2024		0.90%	1.70%	12.49	13.71	4,983	63,673	7.75%	8.62%	3.46%
	2023		0.90%	1.70%	11.59	12.62	5,203	61,572	9.77%	10.65%	2.70%
	2022		0.90%	1.70%	10.56	11.41	5,352	57,603	-19.17%	-18.52%	2.81%
	2021		0.90%	1.70%	13.06	14.00	5,596	74,358	5.92%	6.77%	4.81%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	2025		0.20%	3.25%	10.09	16.33	24,071,739	359,248,338	7.24%	10.56%	1.82%
	2024		0.20%	3.25%	9.39	14.78	26,051,048	355,994,825	7.25%	10.57%	1.87%
	2023		0.20%	3.25%	8.74	13.41	29,155,035	365,013,135	7.73%	11.06%	1.81%
	2022		0.20%	3.25%	9.34	12.11	31,341,525	357,834,552	-19.48%	-16.98%	1.16%
	2021		0.20%	3.25%	11.49	14.63	33,142,562	461,645,617	8.72%	12.08%	0.94%

LVIP BlackRock Inflation Protected Bond Fund - Service Class	2025		0.00%	3.50%	7.95	13.12	62,620,596	709,852,840	1.87%	5.49%	0.56%
	2024		0.00%	3.50%	7.79	12.52	67,588,424	736,432,859	-1.14%	2.38%	3.64%
	2023		0.00%	3.50%	7.86	12.31	70,792,420	764,938,267	1.21%	4.81%	2.08%
	2022		0.00%	3.50%	7.74	11.82	77,529,454	811,065,295	-8.22%	-4.95%	8.84%
	2021		0.00%	3.50%	8.42	12.51	79,801,226	889,724,191	0.82%	4.41%	6.66%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2025		0.35%	2.25%	9.85	13.72	1,023,384	12,782,992	3.40%	5.39%	0.87%
	2024		0.35%	2.25%	9.53	13.05	1,016,262	12,096,473	0.35%	2.28%	4.14%
	2023		0.35%	2.25%	9.49	12.79	913,465	10,645,760	2.73%	4.70%	1.96%
	2022		0.35%	2.25%	9.24	12.25	1,323,950	14,732,276	-6.82%	-5.04%	8.81%
	2021		0.35%	2.25%	9.92	12.93	1,229,225	14,422,156	2.34%	4.31%	8.84%

LVIP BlackRock Real Estate Fund - Service Class	2025		0.00%	3.30%	7.84	19.61	6,136,597	66,797,671	5.11%	8.63%	3.28%
	2024		0.00%	3.30%	7.46	18.16	6,539,464	66,410,853	-1.93%	1.36%	2.49%
	2023		0.00%	3.30%	7.60	18.02	7,197,106	72,876,161	9.13%	12.79%	2.66%
	2022		0.00%	3.20%	7.33	16.35	7,884,637	71,681,659	-31.07%	-28.82%	1.34%
	2021		0.00%	3.20%	10.60	23.66	7,935,706	102,574,460	23.68%	27.57%	6.53%

LVIP BlackRock Real Estate Fund - Standard Class	2025		0.35%	0.80%	12.08	14.22	210,432	2,643,769	8.05%	8.54%	3.70%
	2024		0.35%	0.75%	11.17	13.10	219,437	2,540,500	0.85%	1.26%	2.98%
	2023		0.35%	0.75%	11.08	12.95	204,438	2,358,390	12.22%	12.67%	3.21%
	2022		0.35%	0.75%	9.87	11.50	212,284	2,195,824	-29.18%	-28.89%	1.68%
	2021		0.35%	0.75%	13.94	16.18	204,814	2,977,667	27.06%	27.57%	7.12%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	2025		0.20%	3.20%	10.25	17.30	32,726,904	520,588,511	5.16%	8.36%	1.51%
	2024		0.20%	3.20%	11.38	16.01	35,870,180	533,465,894	9.47%	12.81%	1.57%
	2023		0.20%	3.20%	10.35	14.26	39,598,487	528,771,830	8.43%	11.73%	1.60%
	2022		0.20%	3.20%	9.70	12.82	41,277,156	499,480,438	-19.43%	-16.97%	1.07%
	2021		0.20%	3.20%	11.92	15.51	42,306,688	624,692,021	10.66%	14.03%	0.92%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2025		0.65%	0.65%	17.87	17.87	429	7,657	8.27%	8.27%	2.00%
	2024	1/4/2024	0.65%	0.65%	16.50	16.50	409	6,744	14.19%	14.19%	2.00%

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	2025		0.30%	3.50%	11.84	52.29	30,660,297	1,276,808,690	1.64%	4.94%	0.00%
	2024		0.30%	3.50%	11.63	50.36	34,023,234	1,374,194,742	25.61%	29.70%	0.01%
	2023		0.20%	3.50%	9.24	39.24	39,632,969	1,255,836,680	29.22%	33.55%	0.16%
	2022		0.20%	3.25%	11.94	29.72	44,217,277	1,065,179,793	-29.26%	-27.06%	0.00%
	2021		0.20%	3.25%	16.81	41.22	41,914,870	1,408,308,301	26.36%	30.28%	0.00%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2025		1.40%	3.15%	12.04	53.48	67,137	2,373,650	2.25%	4.05%	0.00%
	2024		1.30%	3.10%	11.79	53.72	66,196	2,277,226	26.43%	28.73%	0.01%
	2023		1.30%	3.10%	9.33	41.73	70,223	2,081,833	30.06%	32.42%	0.39%
	2022		1.30%	3.20%	14.95	31.52	81,637	1,867,196	-29.04%	-27.68%	0.00%
	2021		1.30%	3.20%	21.06	43.58	74,658	2,567,107	26.74%	29.17%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2025		0.20%	3.50%	9.20	30.04	29,988,384	634,605,083	-0.88%	2.45%	0.00%
	2024		0.20%	3.30%	9.34	29.44	33,561,398	705,350,402	15.07%	18.69%	0.01%
	2023		0.20%	3.25%	8.20	24.90	40,127,118	721,748,081	13.70%	17.22%	0.04%
	2022		0.20%	3.25%	10.86	21.50	43,484,191	676,699,110	-26.20%	-23.91%	0.00%
	2021		0.20%	3.25%	14.66	29.04	42,644,386	883,765,891	9.39%	12.78%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2025		0.65%	0.90%	41.32	43.03	2,871	119,557	1.98%	2.24%	0.00%
	2024		0.65%	1.10%	39.27	42.09	3,508	142,381	17.92%	18.45%	0.01%
	2023		0.65%	1.10%	33.30	35.53	3,778	129,794	16.47%	16.99%	0.28%
	2022		0.65%	1.10%	28.59	30.37	4,008	117,879	-24.40%	-24.06%	0.00%
	2021		0.65%	1.10%	37.83	40.00	4,204	163,159	12.05%	12.55%	0.00%

LVIP Channing Small Cap Value Fund - Service Class	2025		0.00%	3.05%	11.30	12.53	1,289,350	15,438,043	4.44%	7.67%	0.77%
	2024		0.00%	2.80%	10.88	11.63	1,123,257	12,672,152	7.53%	10.58%	0.59%
	2023		1.30%	2.60%	10.15	10.33	598,667	6,179,335	16.58%	18.11%	1.69%
	2022	8/25/2022	1.30%	2.70%	8.70	8.75	32,232	281,649	-10.37%	-2.61%	0.57%

LVIP Channing Small Cap Value Fund - Standard Class	2025		0.35%	0.70%	12.33	12.48	150,666	1,868,092	7.19%	7.57%	0.97%
	2024		0.35%	0.70%	11.51	11.60	154,462	1,783,555	10.07%	10.46%	0.85%
	2023		0.50%	0.70%	10.45	10.48	59,579	624,473	19.10%	19.34%	1.99%
	2022	11/23/2022	0.50%	0.70%	8.78	8.78	427	3,755	-6.54%	1.93%	0.00%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	2025		0.30%	3.30%	11.76	26.66	16,566,034	393,922,473	6.84%	10.09%	0.36%
	2024		0.30%	3.30%	11.00	24.30	19,878,928	435,772,322	17.90%	21.49%	0.47%
	2023		0.30%	3.30%	9.32	20.07	24,613,870	450,655,021	18.15%	21.74%	0.69%
	2022		0.30%	3.30%	11.70	16.54	28,750,251	437,886,654	-20.41%	-17.99%	0.53%
	2021		0.30%	3.50%	15.77	20.24	30,717,266	577,910,713	17.44%	21.25%	0.19%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2025		0.65%	1.70%	24.52	27.81	3,216	86,734	8.94%	10.09%	0.75%
	2024		0.65%	1.70%	22.50	25.26	3,334	81,761	20.23%	21.50%	0.87%
	2023		0.65%	1.70%	18.72	20.79	3,747	75,708	20.47%	21.74%	1.06%
	2022		0.65%	1.70%	15.54	17.08	4,145	68,892	-18.84%	-17.98%	0.91%
	2021		0.65%	1.70%	19.14	20.82	4,148	84,214	19.99%	21.25%	0.54%

LVIP Dimensional International Core Equity Fund - Service Class	2025		0.00%	3.45%	11.85	21.26	12,651,180	214,747,389	30.34%	34.91%	3.27%
	2024		0.00%	3.45%	9.09	15.78	12,735,025	162,204,019	-0.68%	2.81%	2.11%
	2023		0.00%	3.45%	9.15	15.36	12,652,619	158,867,687	11.80%	15.72%	2.79%
	2022		0.00%	3.45%	9.48	13.29	13,034,738	143,656,522	-16.57%	-13.64%	3.64%
	2021		0.00%	3.45%	11.12	15.40	10,182,059	132,000,228	9.11%	12.94%	2.21%

LVIP Dimensional International Core Equity Fund - Standard Class	2025		0.35%	2.00%	12.71	21.33	1,439,571	29,484,189	32.58%	34.79%	3.61%
	2024		0.35%	2.05%	12.37	15.83	1,396,954	21,129,367	0.97%	2.70%	2.48%
	2023		0.35%	2.05%	12.25	15.41	1,313,906	19,428,186	13.66%	15.61%	3.07%
	2022		0.35%	2.05%	10.78	13.33	1,307,659	16,667,023	-15.18%	-13.72%	3.47%
	2021		0.35%	2.05%	12.71	15.45	1,291,471	19,077,639	10.92%	12.82%	2.49%

LVIP Dimensional International Equity Managed Volatility Fund - Service Class	2025		0.10%	3.25%	12.29	19.63	32,001,772	503,267,192	30.45%	34.62%	2.98%
	2024		0.10%	3.25%	9.42	14.59	41,559,918	493,050,568	1.09%	4.33%	2.48%
	2023		0.10%	3.25%	9.31	13.98	44,277,289	511,045,511	12.68%	16.29%	3.21%
	2022		0.10%	3.25%	8.26	12.02	48,759,923	490,719,751	-14.22%	-11.47%	2.86%
	2021		0.10%	3.25%	9.62	13.58	52,160,401	600,368,749	11.40%	14.96%	2.78%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2025		0.35%	2.05%	15.53	19.89	158,914	2,903,097	32.35%	34.62%	3.51%
	2024		0.35%	2.05%	11.71	14.77	200,699	2,770,773	2.57%	4.33%	2.78%
	2023		0.35%	2.05%	11.40	14.16	179,423	2,371,091	14.32%	16.28%	3.72%
	2022		0.35%	1.85%	9.95	12.18	186,661	2,149,875	-12.78%	-11.46%	3.34%
	2021		0.35%	1.85%	11.41	13.75	193,160	2,505,371	13.26%	14.97%	3.03%

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2025		0.00%	3.45%	12.58	59.31	8,873,675	330,338,024	11.35%	15.26%	0.69%
	2024		0.00%	3.45%	11.30	51.77	8,735,482	297,604,020	16.27%	20.35%	0.76%
	2023		0.00%	3.45%	9.70	43.27	9,231,032	269,002,589	18.21%	22.36%	1.07%
	2022		0.00%	3.45%	12.26	35.58	8,917,116	219,391,516	-18.41%	-15.54%	1.05%
	2021		0.00%	3.45%	14.66	42.38	8,643,998	262,507,566	22.79%	27.10%	0.86%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2025		0.35%	2.05%	13.47	78.54	1,165,171	36,930,113	13.31%	15.25%	1.09%
	2024		0.35%	2.05%	27.03	68.32	1,091,459	30,375,349	18.32%	20.35%	1.12%
	2023		0.35%	2.05%	22.55	56.91	1,115,588	26,243,562	20.29%	22.35%	1.40%
	2022		0.35%	2.05%	18.50	46.63	1,075,743	21,067,064	-16.97%	-15.54%	1.33%
	2021		0.35%	2.05%	21.99	55.35	1,103,378	26,207,912	24.96%	27.10%	1.24%

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	2025		0.00%	3.45%	12.56	30.75	8,900,583	227,916,379	11.19%	15.09%	0.74%
	2024		0.00%	3.45%	11.25	26.74	8,468,115	192,175,591	14.15%	18.16%	0.78%
	2023		0.00%	3.45%	9.82	22.65	9,167,529	179,673,779	17.24%	21.35%	1.04%
	2022		0.00%	3.45%	12.58	18.69	8,683,374	142,584,192	-17.04%	-14.12%	1.09%
	2021		0.00%	3.45%	14.79	21.78	7,924,604	154,664,098	23.14%	27.46%	0.93%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2025		0.35%	1.85%	26.39	30.81	1,039,178	30,880,969	13.27%	14.98%	0.96%
	2024		0.35%	2.05%	22.85	26.81	1,023,648	26,697,636	16.05%	18.04%	1.10%
	2023		0.35%	2.05%	19.69	22.72	963,142	21,307,083	19.18%	21.22%	1.28%
	2022		0.35%	2.05%	16.52	18.75	942,260	17,202,860	-15.66%	-14.21%	1.38%
	2021		0.35%	2.05%	19.59	21.87	848,702	18,085,717	25.18%	27.32%	1.23%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	2025		0.00%	3.25%	11.97	38.80	24,647,117	770,019,853	5.27%	8.75%	0.77%
	2024		0.00%	3.25%	11.37	35.99	28,786,366	843,982,427	16.51%	20.36%	1.09%
	2023		0.00%	3.25%	9.76	30.16	35,243,385	873,827,170	17.76%	21.64%	0.93%
	2022		0.00%	3.25%	12.41	25.00	38,312,106	793,073,395	-17.63%	-14.90%	0.79%
	2021		0.00%	3.25%	15.50	29.63	40,863,811	1,010,379,079	23.31%	27.25%	0.76%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2025		0.35%	2.05%	17.95	37.41	206,608	5,889,154	6.81%	8.64%	1.08%
	2024		0.35%	1.70%	23.60	34.52	227,112	5,956,430	18.62%	20.23%	1.28%
	2023		0.35%	1.70%	19.72	28.79	271,980	6,144,800	19.89%	21.52%	1.31%
	2022		0.35%	1.85%	16.30	23.75	238,690	4,528,799	-16.25%	-14.98%	1.08%
	2021		0.35%	1.85%	19.40	28.00	237,975	5,329,085	25.35%	27.25%	1.18%

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2025		0.30%	3.50%	12.68	32.54	17,110,593	483,974,386	9.96%	13.53%	9.73%
	2024		0.30%	3.50%	11.62	28.75	18,883,917	479,634,394	22.82%	26.81%	9.21%
	2023		0.30%	3.50%	9.44	22.74	22,176,082	451,285,229	20.52%	24.44%	0.68%
	2022		0.30%	3.25%	13.15	18.33	24,822,315	411,688,169	-21.79%	-19.44%	0.63%
	2021		0.30%	3.25%	16.02	22.82	26,324,083	549,779,014	22.50%	26.16%	0.97%

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	2025		0.65%	1.70%	29.60	33.80	2,657	86,964	12.35%	13.53%	10.11%
	2024		0.65%	1.70%	26.35	29.77	2,832	81,717	25.48%	26.81%	9.81%
	2023		0.65%	1.70%	21.00	23.48	3,330	75,847	23.14%	24.44%	1.02%
	2022		0.65%	1.70%	17.05	18.86	3,768	69,056	-20.29%	-19.45%	0.71%
	2021		0.60%	1.70%	21.39	23.52	6,376	147,275	24.84%	26.22%	1.34%

LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	2025		0.00%	3.55%	8.40	18.19	111,878,403	1,680,787,115	2.69%	6.40%	3.90%
	2024		0.00%	3.55%	8.16	17.20	120,846,144	1,753,944,204	-1.87%	1.67%	3.96%
	2023		0.00%	3.50%	8.29	16.98	120,996,784	1,769,055,058	2.29%	5.94%	3.77%
	2022		0.00%	3.45%	8.08	16.24	121,823,772	1,721,737,375	-17.04%	-14.12%	2.90%
	2021		0.00%	3.45%	9.72	19.16	133,460,541	2,249,035,437	-4.96%	-1.62%	4.37%

LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	2025		0.35%	2.15%	9.01	17.55	1,069,185	13,045,959	4.45%	6.35%	4.26%
	2024		0.35%	2.15%	8.61	16.55	1,058,510	12,442,272	-0.19%	1.62%	3.95%
	2023		0.35%	2.15%	8.62	16.32	1,527,898	18,563,830	3.98%	5.87%	4.22%
	2022		0.35%	2.15%	9.68	15.46	1,413,255	16,450,646	-15.69%	-14.16%	3.27%
	2021		0.35%	2.15%	11.71	18.05	1,448,011	20,061,189	-3.40%	-1.64%	4.98%

LVIP Franklin Templeton Core Bond Fund - Service Class	2025		0.00%	3.55%	8.19	16.46	328,520,636	4,457,281,208	3.14%	6.87%	4.25%
	2024		0.00%	3.55%	7.92	15.50	304,203,621	3,954,759,612	-2.28%	1.25%	4.66%
	2023		0.00%	3.55%	8.08	15.40	289,699,535	3,791,316,692	1.88%	5.57%	2.88%
	2022		0.00%	3.45%	7.90	14.67	285,255,687	3,599,185,751	-16.92%	-14.00%	2.75%
	2021		0.00%	3.50%	9.49	17.16	303,331,976	4,533,268,383	-5.51%	-2.24%	1.73%

LVIP Franklin Templeton Core Bond Fund - Standard Class	2025		0.35%	3.30%	8.70	21.29	4,054,737	57,701,212	3.77%	6.87%	5.25%
	2024		0.35%	3.30%	8.38	20.13	2,995,387	44,334,589	-1.69%	1.25%	4.81%
	2023		0.35%	3.30%	8.53	20.09	3,220,146	48,443,545	2.49%	5.56%	3.02%
	2022		0.35%	3.30%	8.32	19.23	3,556,147	51,388,797	-16.50%	-14.00%	3.07%
	2021		0.35%	3.30%	9.96	22.60	3,727,138	65,486,600	-4.99%	-2.14%	1.98%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	2025		0.10%	3.50%	11.21	27.12	45,358,508	774,333,880	9.33%	13.11%	1.06%
	2024		0.30%	3.25%	10.33	24.15	51,493,981	788,201,310	8.67%	11.92%	1.27%
	2023		0.30%	3.25%	9.51	21.68	59,143,942	818,775,419	13.21%	16.60%	1.33%
	2022		0.30%	3.25%	9.76	18.69	66,335,779	797,205,660	-15.09%	-12.54%	1.27%
	2021		0.10%	3.25%	11.45	21.48	71,509,880	995,119,924	13.29%	16.68%	0.90%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2023	5/17/2023	0.35%	0.35%	17.14	17.14	708	12,134	9.12%	9.12%	1.64%

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.88%
	2021		0.30%	3.25%	13.02	15.85	1,706,179	25,259,924	7.39%	10.60%	1.66%

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.75%
	2021		0.35%	0.50%	15.87	15.97	8,075	128,371	10.70%	10.86%	1.53%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	2025		0.00%	3.55%	9.95	20.21	7,037,944	118,302,230	29.31%	33.98%	2.69%
	2024		0.00%	3.55%	7.67	15.18	8,575,232	109,244,325	4.85%	8.64%	3.00%
	2023		0.00%	3.30%	7.29	14.07	9,733,467	116,294,629	6.20%	9.76%	2.91%
	2022		0.00%	3.20%	6.85	12.90	11,049,908	122,434,010	-14.82%	-12.05%	9.76%
	2021		0.00%	3.20%	8.05	14.76	12,030,217	154,248,867	5.10%	8.40%	5.23%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2025		0.35%	1.70%	14.95	26.47	316,656	5,696,231	32.05%	33.85%	3.21%
	2024		0.35%	1.70%	11.21	19.83	316,558	4,300,463	7.07%	8.52%	3.60%
	2023		0.35%	1.70%	10.36	18.32	325,124	4,067,282	8.19%	9.66%	3.23%
	2022		0.35%	1.70%	9.49	16.74	362,590	4,145,482	-13.32%	-12.14%	10.10%
	2021		0.35%	1.70%	10.83	19.11	377,838	4,950,196	6.95%	8.41%	6.17%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	2025		0.00%	3.55%	13.02	26.93	6,934,644	127,790,483	30.54%	35.26%	3.25%
	2024		0.00%	3.55%	9.98	20.03	7,919,774	109,047,158	-0.10%	3.51%	3.47%
	2023		0.00%	3.30%	10.14	18.94	8,607,798	116,309,335	14.77%	18.62%	3.89%
	2022		0.00%	3.20%	9.05	16.09	10,100,187	116,796,543	-10.17%	-7.24%	7.43%
	2021		0.00%	3.20%	10.06	17.49	10,764,109	136,170,553	9.32%	12.76%	4.02%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2025		0.35%	2.20%	14.05	32.30	155,960	3,216,810	32.64%	35.12%	3.54%
	2024		0.35%	2.20%	10.60	24.17	142,723	2,220,460	1.51%	3.40%	4.05%
	2023		0.35%	2.20%	10.44	23.44	128,734	1,924,490	16.34%	18.51%	4.40%
	2022		0.35%	1.85%	11.30	19.83	94,030	1,192,521	-8.72%	-7.34%	7.96%
	2021		0.35%	1.90%	12.16	21.45	76,148	1,055,762	11.03%	12.77%	4.58%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2025		0.00%	3.55%	14.04	60.02	8,083,764	342,808,045	14.26%	18.39%	0.75%
	2024		0.00%	3.55%	12.31	51.00	8,461,849	315,911,348	23.23%	27.68%	0.75%
	2023		0.00%	3.30%	9.96	40.75	9,706,641	298,155,270	13.29%	17.09%	1.32%
	2022		0.00%	3.30%	10.87	35.84	10,812,475	294,869,049	-13.12%	-10.20%	2.52%
	2021		0.00%	3.30%	17.42	41.11	11,508,208	374,015,414	27.28%	31.41%	1.94%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2025		0.35%	2.15%	30.00	89.33	252,780	8,543,673	16.17%	18.27%	1.04%
	2024		0.35%	2.15%	25.46	75.72	243,946	7,208,641	25.27%	27.54%	1.04%
	2023		0.35%	2.15%	20.05	59.52	251,303	5,891,884	14.89%	16.98%	1.33%
	2022		0.35%	2.15%	17.20	51.01	394,504	7,845,358	-11.89%	-10.29%	2.91%
	2021		0.35%	2.15%	19.25	57.00	415,782	9,467,670	29.07%	31.42%	2.64%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2025		0.00%	3.55%	10.90	46.40	5,657,210	192,492,305	9.35%	13.30%	0.87%
	2024		0.00%	3.55%	9.96	41.22	5,506,569	173,265,672	8.97%	12.91%	0.87%
	2023		0.00%	3.45%	9.13	36.74	6,060,589	174,367,780	11.34%	15.25%	1.42%
	2022		0.00%	3.45%	12.74	32.09	6,343,657	161,479,195	-15.63%	-12.67%	3.20%
	2021		0.00%	3.45%	15.07	36.98	6,669,567	203,431,901	28.80%	33.19%	2.15%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2025		0.35%	2.20%	11.59	61.11	419,929	9,894,114	11.12%	13.20%	1.13%
	2024		0.35%	2.20%	10.43	54.12	406,210	8,837,151	10.73%	12.79%	1.14%
	2023		0.35%	2.20%	9.42	48.10	392,759	7,911,639	13.02%	15.13%	1.50%
	2022		0.35%	2.15%	14.79	41.88	532,763	9,107,340	-14.31%	-12.76%	3.79%
	2021		0.35%	2.15%	17.02	48.13	541,338	10,616,621	30.82%	33.19%	2.70%

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2025		0.30%	3.25%	12.75	15.74	21,681,398	322,548,767	10.98%	14.30%	1.80%
	2024		0.30%	3.25%	11.49	13.77	22,779,288	298,723,610	8.20%	11.44%	2.49%
	2023		0.30%	3.25%	10.62	12.35	21,024,389	249,152,066	10.16%	13.46%	1.68%
	2022		0.30%	3.20%	9.66	10.89	18,905,912	198,919,727	-22.27%	-19.98%	2.12%
	2021		0.30%	3.20%	12.52	13.61	17,650,233	233,889,651	11.12%	14.11%	3.25%

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2025		0.50%	1.85%	14.34	15.79	197,190	3,090,197	12.83%	14.36%	2.02%
	2024		0.50%	1.85%	12.71	13.81	211,652	2,903,057	9.99%	11.49%	2.60%
	2023		0.50%	1.85%	11.56	12.39	207,734	2,557,503	12.00%	13.52%	1.72%
	2022		0.50%	1.85%	10.32	10.91	223,417	2,428,996	-21.01%	-19.94%	2.08%
	2021		0.50%	1.85%	13.06	13.63	266,838	3,627,644	12.63%	14.16%	3.24%

LVIP Global Conservative Allocation Managed Risk Fund - Service Class	2025		0.30%	3.35%	9.47	21.75	29,459,704	554,981,943	5.91%	9.19%	2.28%
	2024		0.30%	3.35%	8.93	20.46	34,460,959	603,837,174	3.89%	7.11%	3.03%
	2023		0.30%	3.35%	8.59	19.23	39,789,848	663,532,175	5.84%	9.12%	1.65%
	2022		0.30%	3.35%	9.34	17.75	45,130,986	704,275,366	-18.40%	-15.87%	2.28%
	2021		0.30%	3.35%	11.48	21.24	50,261,288	948,095,413	3.83%	7.04%	3.11%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2025		0.50%	0.70%	14.73	24.44	166,796	2,785,758	9.02%	9.24%	2.99%
	2024		0.50%	0.70%	13.49	22.40	164,110	2,223,753	6.96%	7.17%	3.46%
	2023		0.50%	0.70%	12.58	20.94	170,712	2,159,259	8.95%	9.17%	2.16%
	2022		0.50%	0.70%	11.53	19.21	153,152	1,773,647	-15.99%	-15.82%	3.01%
	2021		0.50%	0.70%	13.69	22.85	124,469	1,724,088	6.94%	7.10%	4.33%

LVIP Global Growth Allocation Managed Risk Fund - Service Class	2025		0.10%	3.25%	10.00	22.77	244,257,607	4,812,396,032	9.64%	13.14%	1.93%
	2024		0.10%	3.25%	9.12	20.30	282,209,310	4,981,987,901	7.32%	10.75%	2.54%
	2023		0.10%	3.25%	8.50	18.50	326,831,036	5,286,247,466	9.43%	12.94%	1.59%
	2022		0.10%	3.25%	9.29	16.53	368,134,006	5,346,446,421	-21.48%	-18.96%	2.13%
	2021		0.10%	3.25%	11.81	19.74	405,547,717	7,368,400,659	8.89%	12.38%	2.77%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2025		0.35%	1.85%	16.25	27.70	614,680	11,480,378	11.46%	13.15%	2.33%
	2024		0.35%	1.85%	14.41	24.55	636,602	10,578,281	9.11%	10.76%	2.90%
	2023		0.35%	1.85%	13.06	22.24	693,513	10,413,515	11.25%	12.93%	1.99%
	2022		0.35%	1.85%	11.60	19.75	689,867	9,263,561	-20.17%	-18.96%	2.47%
	2021		0.35%	1.85%	14.60	24.44	735,598	12,363,531	10.70%	12.38%	3.36%

LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2025		0.30%	3.45%	9.77	21.64	199,731,711	3,858,126,262	7.47%	10.91%	2.02%
	2024		0.30%	3.45%	9.07	19.70	230,475,627	4,062,581,436	6.19%	9.59%	2.66%
	2023		0.20%	3.45%	8.53	18.15	262,742,222	4,282,683,667	7.77%	11.33%	1.61%
	2022		0.20%	3.45%	9.06	16.47	294,280,112	4,368,513,305	-20.38%	-17.75%	2.29%
	2021		0.20%	3.45%	11.37	20.24	323,204,150	5,918,395,241	6.80%	10.32%	2.73%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2025		0.35%	1.85%	12.13	26.16	213,724	3,620,550	9.48%	11.13%	2.16%
	2024		0.35%	1.85%	11.08	23.61	281,278	4,183,821	8.17%	9.80%	3.03%
	2023		0.35%	1.85%	10.25	21.57	258,094	3,638,499	9.79%	11.45%	1.91%
	2022		0.35%	1.85%	11.65	19.41	352,516	4,432,984	-18.89%	-17.67%	2.66%
	2021		0.35%	1.85%	14.20	23.65	375,313	5,765,668	8.79%	10.43%	3.29%

LVIP Government Money Market Fund - Service Class	2025		0.00%	3.30%	7.26	11.83	105,107,149	1,107,108,688	0.35%	3.71%	3.64%
	2024		0.00%	3.30%	7.21	11.31	99,596,670	1,017,818,936	1.28%	4.68%	4.54%
	2023		0.00%	3.30%	7.09	10.82	72,428,392	703,473,876	1.10%	4.49%	4.41%
	2022		0.00%	3.20%	6.99	10.36	66,743,746	619,254,616	-2.06%	1.13%	1.20%
	2021		0.00%	3.25%	7.13	10.26	48,616,373	447,908,169	-3.18%	0.02%	0.01%

LVIP Government Money Market Fund - Standard Class	2025		0.35%	2.90%	7.69	11.66	4,576,109	50,251,113	1.00%	3.61%	3.89%
	2024		0.35%	3.05%	7.60	11.25	5,008,049	53,394,213	1.79%	4.57%	4.81%
	2023		0.35%	2.65%	7.44	10.78	4,669,557	46,939,499	2.01%	4.39%	4.65%
	2022		0.35%	2.65%	7.29	10.44	4,857,939	47,601,320	-1.35%	0.94%	1.35%
	2021		0.35%	2.65%	7.39	10.45	3,856,470	36,980,050	-2.60%	-0.33%	0.01%

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.89%
	2024		0.20%	3.20%	10.62	20.10	23,134,194	373,530,607	9.11%	12.44%	1.58%
	2023		0.20%	3.20%	9.72	17.87	27,505,641	400,834,090	8.27%	11.57%	1.71%
	2022		0.30%	3.20%	11.35	15.92	30,444,761	403,385,310	-10.18%	-7.54%	1.46%
	2021		0.30%	3.20%	12.63	17.22	33,203,383	481,871,173	16.40%	19.83%	1.05%

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2024		0.65%	1.70%	16.57	18.60	5,170	92,460	11.15%	12.33%	2.07%
	2023		0.65%	1.70%	14.91	16.56	5,383	85,840	10.29%	11.45%	2.14%
	2022		0.65%	1.70%	13.52	14.86	5,493	78,769	-8.50%	-7.53%	1.76%
	2021		0.65%	1.70%	14.77	16.07	6,210	96,548	18.57%	19.82%	1.43%

LVIP JPMorgan Core Bond Fund - Service Class	2025		0.00%	3.55%	8.36	11.53	71,499,078	726,669,797	3.41%	7.15%	4.19%
	2024		0.00%	3.50%	8.08	10.77	47,042,571	451,524,206	-2.03%	1.46%	5.18%
	2023		0.00%	3.50%	8.25	10.63	29,942,028	286,276,763	2.02%	5.66%	3.38%
	2022		0.00%	3.30%	8.19	10.07	21,436,208	196,437,384	-15.57%	-12.74%	1.69%
	2021		0.00%	3.30%	9.70	11.55	20,669,180	220,288,614	-4.86%	-1.76%	1.75%

LVIP JPMorgan Core Bond Fund - Standard Class	2025		0.35%	2.05%	9.03	11.41	2,112,118	23,741,208	5.22%	7.03%	4.35%
	2024		0.35%	2.05%	9.28	10.66	1,393,809	14,705,038	-0.34%	1.37%	5.56%
	2023		0.35%	2.05%	9.31	10.52	943,338	9,845,813	3.76%	5.54%	3.83%
	2022		0.35%	2.05%	8.98	9.96	648,535	6,413,294	-14.35%	-12.88%	2.00%
	2021		0.35%	2.05%	10.48	11.44	691,807	7,859,354	-3.36%	-1.70%	1.83%

LVIP JPMorgan High Yield Fund - Service Class	2025		0.00%	3.50%	10.26	20.96	11,827,275	204,277,962	4.86%	8.59%	6.04%
	2024		0.00%	3.50%	9.76	19.41	12,115,515	198,470,454	4.11%	7.81%	6.85%
	2023		0.00%	3.45%	9.35	18.11	12,057,949	187,519,575	7.71%	11.49%	4.55%
	2022		0.00%	3.45%	9.44	16.35	12,736,007	181,154,518	-13.50%	-10.46%	5.18%
	2021		0.00%	3.50%	10.90	18.36	14,617,945	236,135,827	2.57%	6.16%	4.29%

LVIP JPMorgan High Yield Fund - Standard Class	2025		0.35%	2.05%	13.95	20.79	552,227	8,497,755	6.64%	8.47%	6.46%
	2024		0.35%	2.05%	13.08	19.27	527,061	7,487,124	5.90%	7.71%	8.34%
	2023		0.35%	2.05%	12.35	17.99	406,647	5,351,898	9.50%	11.37%	4.11%
	2022		0.35%	2.05%	11.28	16.24	487,748	5,766,258	-12.05%	-10.55%	6.55%
	2021		0.35%	2.05%	12.82	18.26	386,835	5,125,691	4.27%	6.06%	4.85%

LVIP JPMorgan Mid Cap Value Fund - Service Class	2025		0.00%	3.20%	12.36	13.45	3,379,990	43,977,743	1.16%	4.45%	1.20%
	2024		0.10%	2.80%	12.30	12.85	1,661,370	20,949,555	10.88%	13.91%	1.86%
	2023	5/26/2023	0.10%	2.80%	11.09	11.28	379,132	4,244,704	2.74%	13.25%	4.36%

LVIP JPMorgan Mid Cap Value Fund - Standard Class	2025		0.35%	0.75%	13.27	13.41	148,736	1,984,332	3.93%	4.35%	1.24%
	2024		0.35%	0.70%	12.78	12.85	97,835	1,254,023	13.49%	13.89%	2.18%
	2023	11/7/2023	0.35%	0.70%	11.26	11.28	42,049	473,875	7.97%	12.00%	3.06%

LVIP JPMorgan Retirement Income Fund - Service Class	2025		0.20%	3.25%	10.72	17.62	1,455,057	22,206,024	8.25%	11.60%	2.96%
	2024		0.20%	3.25%	10.61	15.88	1,463,123	20,412,480	4.25%	7.48%	2.95%
	2023		0.20%	3.25%	10.48	14.85	1,493,902	19,821,369	7.76%	11.10%	3.42%
	2022		0.20%	3.25%	9.69	13.24	1,460,895	17,741,964	-16.32%	-13.73%	1.94%
	2021		0.10%	3.25%	11.55	15.82	1,199,686	16,949,213	2.23%	5.49%	1.95%

LVIP JPMorgan Retirement Income Fund - Standard Class	2025		0.35%	0.70%	15.15	15.75	92,072	1,422,191	11.32%	11.71%	3.18%
	2024		0.35%	0.70%	13.56	14.15	95,186	1,318,188	7.21%	7.59%	3.24%
	2023		0.35%	0.70%	12.61	13.20	94,081	1,211,703	10.82%	11.21%	3.65%
	2022		0.35%	0.70%	11.33	11.91	94,980	1,101,180	-13.93%	-13.63%	2.03%
	2021		0.35%	0.70%	13.12	13.84	95,342	1,281,368	5.13%	5.50%	2.22%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	2025		0.10%	3.25%	10.29	27.67	21,404,236	416,712,188	-1.98%	1.16%	0.84%
	2024		0.10%	3.25%	10.50	27.49	23,574,629	461,928,279	11.46%	15.03%	1.02%
	2023		0.10%	3.45%	9.42	23.88	28,658,832	496,658,132	8.01%	11.69%	1.27%
	2022		0.10%	3.25%	11.31	22.00	31,117,429	490,003,395	-12.29%	-9.49%	1.09%
	2021		0.10%	3.25%	12.71	25.01	34,960,763	617,172,349	24.63%	28.62%	0.73%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2025		0.35%	1.65%	18.71	40.38	5,554	162,488	-0.15%	1.15%	1.15%
	2024		0.35%	1.65%	18.50	40.02	5,544	162,403	13.55%	15.03%	1.29%
	2023		0.35%	1.65%	16.08	34.88	6,561	163,570	10.24%	11.68%	1.54%
	2022		0.35%	1.65%	14.40	31.31	6,843	155,623	-10.65%	-9.48%	1.12%
	2021		0.35%	1.65%	15.91	34.67	8,929	240,967	26.96%	28.63%	0.89%

LVIP JPMorgan Short Duration Bond Fund - Service Class	2025		0.00%	3.55%	7.95	14.11	72,475,186	861,205,880	1.21%	4.87%	3.47%
	2024		0.00%	3.55%	7.83	13.54	78,588,240	902,595,787	0.37%	3.99%	3.65%
	2023		0.00%	3.45%	7.77	13.10	81,531,720	913,334,220	1.13%	4.68%	3.14%
	2022		0.00%	3.45%	7.67	12.59	87,588,842	951,864,466	-7.65%	-4.40%	2.07%
	2021		0.00%	3.45%	8.28	13.24	101,738,457	1,173,430,305	-4.26%	-1.24%	1.35%

LVIP JPMorgan Short Duration Bond Fund - Standard Class	2025		0.35%	2.20%	9.72	13.70	466,254	5,273,691	2.90%	4.82%	5.07%
	2024		0.35%	2.20%	9.44	13.10	368,130	4,081,748	2.03%	3.93%	4.19%
	2023		0.35%	2.20%	9.25	12.64	329,688	3,535,915	2.71%	4.63%	3.50%
	2022		0.35%	2.15%	9.00	12.11	297,296	3,123,008	-6.16%	-4.45%	2.36%
	2021		0.35%	2.15%	9.59	12.70	422,397	4,617,031	-2.79%	-1.17%	2.00%

LVIP JPMorgan Small Cap Core Fund - Service Class	2025		0.00%	3.20%	12.85	13.97	5,242,196	70,792,220	6.54%	10.00%	0.51%
	2024		0.30%	3.20%	12.06	12.64	3,391,923	42,161,987	7.93%	11.10%	1.10%
	2023	5/24/2023	0.30%	3.20%	11.17	11.38	632,272	7,148,385	0.07%	20.46%	1.81%

LVIP JPMorgan Small Cap Core Fund - Standard Class	2025		0.35%	2.05%	13.33	13.94	164,456	2,267,542	8.03%	9.88%	0.76%
	2024		0.35%	0.50%	12.65	12.68	78,907	998,163	11.15%	11.32%	0.78%
	2023	7/12/2023	0.35%	0.70%	11.37	11.39	141,058	1,604,977	-1.63%	13.64%	3.38%

LVIP JPMorgan U.S. Equity Fund - Service Class	2025		0.00%	3.05%	15.19	16.46	11,773,351	187,211,755	10.83%	14.26%	0.33%
	2024		0.30%	3.00%	13.72	14.34	6,360,576	89,678,159	20.03%	23.31%	0.55%
	2023	5/26/2023	0.30%	3.00%	11.43	11.63	1,745,035	20,152,949	0.69%	13.68%	1.40%

LVIP JPMorgan U.S. Equity Fund - Standard Class	2025		0.35%	0.75%	16.25	16.42	500,208	8,175,200	13.68%	14.14%	0.62%
	2024		0.35%	0.50%	14.35	14.38	201,609	2,897,307	23.37%	23.55%	0.83%
	2023	6/29/2023	0.35%	0.50%	11.63	11.64	31,763	369,520	0.75%	10.02%	1.09%

LVIP Loomis Sayles Global Growth Fund - Service Class	2025		0.00%	1.65%	17.53	24.18	379,564	8,482,439	15.26%	17.18%	0.00%
	2024		0.00%	1.65%	15.02	20.65	223,426	4,287,648	20.31%	22.31%	0.00%
	2023		0.00%	1.65%	12.50	16.90	254,010	4,038,727	34.15%	36.38%	0.15%
	2022		0.00%	1.65%	9.16	12.41	132,682	1,551,702	-27.22%	-26.00%	0.00%
	2021		0.00%	1.65%	15.86	16.78	161,543	2,598,243	4.02%	5.64%	0.00%

LVIP Loomis Sayles Global Growth Fund - Standard Class	2025		0.35%	0.75%	23.63	24.36	34,579	827,778	16.71%	17.18%	0.00%
	2024		0.35%	0.75%	20.24	20.79	32,301	660,919	21.82%	22.30%	0.03%
	2023		0.35%	0.75%	16.62	17.00	24,250	404,940	35.83%	36.37%	0.46%
	2022		0.35%	0.75%	12.23	12.46	13,707	168,660	-26.30%	-26.00%	0.31%
	2021		0.35%	0.75%	16.84	16.84	19,646	327,734	5.75%	5.75%	0.00%

LVIP Macquarie Wealth Builder Fund - Service Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.97%
	2024		0.30%	3.45%	9.63	26.54	834,062	17,049,665	4.25%	7.58%	2.58%
	2023		0.30%	3.45%	10.50	24.93	806,006	15,822,391	5.92%	9.31%	2.52%
	2022		0.75%	3.45%	10.25	23.04	839,673	15,566,389	-14.44%	-12.09%	2.00%
	2021		0.75%	3.45%	11.88	26.37	867,380	18,539,890	7.73%	10.67%	1.83%

LVIP Macquarie Wealth Builder Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.16%
	2024		0.50%	2.90%	9.76	28.31	95,491	2,351,458	5.09%	7.64%	2.61%
	2023		0.50%	3.20%	9.28	26.51	108,812	2,482,056	6.45%	9.36%	2.72%
	2022		1.30%	3.20%	11.22	24.44	119,213	2,618,985	-14.01%	-12.36%	2.16%
	2021		1.30%	3.20%	13.05	27.89	129,351	3,295,952	8.26%	10.34%	1.97%

LVIP MFS International Growth Fund - Service Class	2025		0.00%	3.45%	10.75	32.46	17,070,666	333,210,053	14.79%	18.81%	1.34%
	2024		0.00%	3.45%	9.36	27.49	17,263,484	288,553,698	4.17%	7.83%	1.33%
	2023		0.00%	3.45%	8.99	25.65	17,364,820	273,881,543	10.54%	14.42%	1.90%
	2022		0.00%	3.30%	9.21	22.55	17,759,504	248,698,039	-17.28%	-14.50%	0.82%
	2021		0.00%	3.30%	12.58	26.53	18,164,063	302,759,096	7.37%	10.97%	0.47%

LVIP MFS International Growth Fund - Standard Class	2025		0.35%	0.75%	22.40	23.26	149,568	3,459,359	18.22%	18.69%	1.63%
	2024		0.35%	0.75%	18.95	19.59	139,676	2,728,661	7.29%	7.72%	1.63%
	2023		0.35%	0.75%	17.66	18.19	140,620	2,550,345	13.86%	14.31%	2.14%
	2022		0.35%	0.75%	15.51	15.91	138,457	2,198,065	-14.93%	-14.59%	1.13%
	2021		0.35%	0.75%	18.23	18.63	142,255	2,646,084	10.41%	10.85%	0.76%

LVIP MFS Value Fund - Service Class	2025		0.00%	3.45%	11.29	43.74	38,712,256	1,097,963,583	8.95%	12.78%	1.45%
	2024		0.00%	3.45%	10.34	39.01	39,366,284	1,032,097,061	7.79%	11.57%	1.43%
	2023		0.00%	3.45%	9.58	35.18	43,313,905	1,046,953,880	4.14%	7.80%	1.54%
	2022		0.00%	3.45%	11.25	32.83	44,513,929	1,025,903,104	-9.49%	-6.31%	1.53%
	2021		0.00%	3.45%	14.49	35.25	48,018,780	1,219,669,506	20.91%	25.03%	1.12%

LVIP MFS Value Fund - Standard Class	2025		0.35%	0.75%	22.07	26.80	364,591	8,315,322	12.21%	12.66%	1.71%
	2024		0.35%	0.75%	19.66	23.80	402,219	8,146,388	11.01%	11.45%	1.87%
	2023		0.35%	0.75%	17.71	21.37	382,215	6,955,829	7.26%	7.69%	1.76%
	2022		0.35%	0.75%	16.51	19.85	439,431	7,430,751	-6.78%	-6.40%	1.97%
	2021		0.35%	0.75%	17.71	21.22	395,121	7,152,671	24.53%	25.03%	1.52%

LVIP Mondrian Global Income Fund - Service Class	2025		0.00%	3.50%	6.53	11.17	35,908,010	335,671,035	2.49%	6.14%	0.24%
	2024		0.00%	3.30%	6.35	10.60	39,667,551	355,597,297	-8.47%	-5.40%	1.91%
	2023		0.00%	3.30%	6.93	11.27	40,854,708	395,154,622	0.40%	3.76%	0.00%
	2022		0.00%	3.20%	6.90	10.94	42,731,122	405,644,196	-18.01%	-15.34%	0.00%
	2021		0.00%	3.20%	8.41	13.00	47,302,018	540,665,083	-8.31%	-5.43%	2.92%

LVIP Mondrian Global Income Fund - Standard Class	2025		0.35%	0.80%	9.26	9.72	118,107	1,120,886	5.54%	6.02%	0.41%
	2024		0.35%	0.80%	8.77	9.17	232,747	2,112,035	-5.91%	-5.48%	2.61%
	2023		0.35%	0.80%	9.32	9.70	119,927	1,141,337	3.19%	3.66%	0.00%
	2022		0.35%	0.80%	9.04	9.36	128,251	1,180,417	-15.81%	-15.43%	0.00%
	2021		0.35%	0.80%	10.73	11.07	107,950	1,180,222	-5.84%	-5.42%	3.20%

LVIP Mondrian International Value Fund - Service Class	2025		0.00%	3.55%	12.81	36.85	12,114,926	261,552,211	31.31%	36.05%	3.65%
	2024		0.00%	3.45%	9.77	27.45	14,011,114	228,400,951	0.89%	4.43%	2.90%
	2023		0.00%	3.45%	9.67	26.64	14,298,381	229,317,225	15.75%	19.81%	2.99%
	2022		0.00%	3.45%	8.34	22.54	16,010,885	219,638,395	-14.00%	-10.98%	2.57%
	2021		0.00%	3.45%	9.69	25.66	16,498,093	260,140,895	7.23%	10.99%	3.11%

LVIP Mondrian International Value Fund - Standard Class	2025		0.35%	3.10%	13.25	39.66	344,316	10,481,217	32.22%	35.91%	4.28%
	2024		0.35%	3.10%	10.02	29.49	299,444	6,972,761	1.50%	4.33%	3.09%
	2023		0.35%	3.00%	9.89	28.56	336,416	7,532,718	16.56%	19.69%	3.24%
	2022		0.35%	2.70%	10.55	24.11	356,559	7,038,487	-13.14%	-11.07%	2.76%
	2021		0.35%	2.80%	11.87	27.40	366,621	8,473,138	8.19%	10.87%	3.23%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	2025		0.00%	3.50%	11.81	24.96	4,253,448	82,177,304	11.44%	15.40%	0.74%
	2024		0.00%	3.50%	14.33	19.83	5,055,466	86,185,988	12.43%	16.44%	1.00%
	2023		0.00%	3.50%	12.71	17.19	5,787,167	86,242,089	21.26%	25.58%	0.96%
	2022		0.00%	3.10%	10.59	13.82	6,242,672	75,341,544	-20.72%	-18.22%	1.31%
	2021		0.00%	3.20%	13.41	17.06	6,545,186	98,147,784	12.02%	15.14%	1.53%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2025		0.35%	0.35%	24.85	24.85	295	7,333	15.40%	15.40%	0.21%
	2024		0.35%	0.65%	19.61	21.53	2,632	52,464	16.09%	16.44%	0.51%
	2023		0.35%	0.65%	16.89	18.50	2,132	36,525	25.20%	25.57%	1.11%
	2022		0.35%	0.65%	13.49	14.73	3,333	45,711	-18.46%	-18.22%	1.71%
	2021		0.35%	0.65%	16.54	18.01	3,333	55,994	15.15%	15.49%	1.07%

LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	2025		0.30%	3.55%	10.50	17.74	33,384,043	529,236,955	15.54%	19.35%	1.90%
	2024		0.30%	3.55%	9.14	14.92	40,366,077	543,434,872	3.97%	7.41%	1.78%
	2023		0.30%	3.25%	8.78	13.94	44,082,680	559,666,959	9.96%	13.25%	1.69%
	2022		0.30%	3.25%	9.61	12.35	47,017,455	533,734,345	-19.14%	-16.72%	0.93%
	2021		0.30%	3.25%	11.89	14.88	47,191,534	650,932,777	8.56%	11.80%	0.81%

LVIP Nomura Diversified Floating Rate Fund - Service Class	2025		0.00%	3.45%	8.17	12.50	62,318,916	657,040,457	0.97%	4.51%	3.71%
	2024		0.00%	3.45%	8.07	11.97	67,653,401	690,528,063	2.21%	5.80%	4.74%
	2023		0.00%	3.45%	7.88	11.33	66,707,981	652,351,799	1.74%	5.31%	4.84%
	2022		0.00%	3.30%	7.72	10.76	71,922,112	677,188,695	-3.40%	-0.16%	2.05%
	2021		0.00%	3.30%	7.99	10.79	77,924,053	745,053,580	-3.11%	0.04%	0.96%

LVIP Nomura Diversified Floating Rate Fund - Standard Class	2025		0.35%	2.20%	9.95	12.72	381,682	4,641,376	2.48%	4.40%	3.97%
	2024		0.35%	2.20%	9.70	12.22	394,228	4,602,448	3.76%	5.70%	4.18%
	2023		0.35%	2.20%	9.34	11.59	451,338	5,017,699	3.27%	5.20%	3.86%
	2022		0.35%	2.15%	9.04	11.04	725,540	7,705,319	-2.03%	-0.25%	2.78%
	2021		0.35%	2.15%	9.23	11.10	327,251	3,432,185	-1.73%	0.05%	1.24%

LVIP Nomura High Yield Fund - Service Class	2025		0.00%	3.55%	10.06	35.19	3,509,690	74,448,213	5.14%	8.94%	5.64%
	2024		0.00%	3.40%	9.55	32.76	3,721,095	76,646,208	2.79%	6.34%	6.06%
	2023		0.00%	3.40%	9.30	31.24	3,713,085	77,051,779	8.58%	12.34%	6.47%
	2022		0.00%	3.05%	8.99	28.20	3,593,992	71,675,953	-14.32%	-11.66%	5.56%
	2021		0.00%	3.15%	12.85	32.38	3,974,239	95,615,202	1.35%	3.91%	9.08%

LVIP Nomura High Yield Fund - Standard Class	2025		0.35%	2.75%	10.46	36.13	172,241	2,859,724	6.30%	8.88%	6.21%
	2024		0.35%	2.35%	10.65	33.69	154,130	2,456,035	4.19%	6.29%	6.70%
	2023		0.35%	2.35%	10.06	32.17	132,785	2,278,412	10.05%	12.27%	8.12%
	2022		0.35%	2.35%	9.00	29.09	86,313	1,682,366	-13.47%	-11.72%	5.41%
	2021		0.35%	2.35%	24.65	33.45	96,666	2,184,224	2.49%	3.46%	9.49%

LVIP Nomura Mid Cap Value Fund - Service Class	2025		0.00%	3.30%	11.50	44.37	6,213,110	171,990,572	9.29%	12.95%	1.13%
	2024		0.00%	3.30%	10.52	39.52	6,307,662	159,566,989	10.71%	14.42%	1.07%
	2023		0.00%	3.25%	9.51	33.82	6,338,136	146,975,174	7.31%	10.86%	1.33%
	2022		0.00%	3.25%	9.66	31.42	6,472,097	136,887,029	-12.10%	-9.19%	1.22%
	2021		0.00%	3.25%	16.58	35.63	5,994,420	147,022,374	27.25%	31.20%	1.03%

LVIP Nomura Mid Cap Value Fund - Standard Class	2025		0.35%	0.75%	13.70	13.95	143,041	1,987,968	12.50%	12.95%	1.58%
	2024		0.35%	0.75%	12.18	12.35	138,430	1,705,638	13.96%	14.42%	1.69%
	2023		0.35%	0.75%	10.68	10.80	123,818	1,333,866	10.41%	10.85%	1.26%
	2022		0.35%	0.75%	9.68	9.74	170,603	1,660,129	-9.55%	-9.19%	2.26%
	2021	7/6/2021	0.35%	0.75%	10.70	13.52	30,895	333,317	0.22%	10.42%	3.57%

LVIP Nomura SMID Cap Core Fund - Service Class	2025		0.00%	3.30%	10.54	70.54	4,728,198	183,069,818	5.01%	8.53%	0.34%
	2024		0.00%	3.25%	10.05	65.91	4,386,834	168,755,859	10.73%	14.38%	0.38%
	2023		0.00%	3.25%	9.08	58.44	4,354,938	157,820,039	12.39%	16.10%	0.94%
	2022		0.00%	3.20%	12.43	51.04	4,249,462	142,674,391	-16.70%	-13.99%	0.18%
	2021		0.00%	3.20%	14.69	60.32	4,509,542	189,241,032	18.96%	22.70%	0.57%

LVIP Nomura SMID Cap Core Fund - Standard Class	2025		0.35%	2.60%	10.98	82.03	132,231	6,253,403	6.06%	8.47%	0.59%
	2024		0.35%	2.60%	10.35	76.42	111,150	5,682,282	11.79%	14.33%	0.59%
	2023		0.35%	2.50%	18.12	67.55	109,004	5,344,029	13.58%	16.05%	1.12%
	2022		0.35%	2.50%	16.08	58.82	102,187	4,998,038	-15.86%	-14.03%	0.41%
	2021		0.35%	2.50%	18.71	69.15	122,761	6,978,063	20.14%	22.75%	0.97%

LVIP Nomura Social Awareness Fund - Service Class	2025		0.00%	3.30%	12.61	75.51	1,595,232	77,350,714	10.93%	14.65%	0.36%
	2024		0.00%	3.30%	11.37	66.75	1,745,572	76,881,403	16.73%	20.65%	0.46%
	2023		0.00%	3.25%	9.75	56.08	1,922,676	74,477,947	25.58%	29.72%	0.67%
	2022		0.00%	3.25%	11.54	43.82	2,022,651	63,377,951	-22.56%	-19.99%	0.78%
	2021		0.00%	3.25%	20.17	55.51	2,093,724	85,559,839	21.96%	25.62%	0.50%

LVIP Nomura Social Awareness Fund - Standard Class	2025		0.35%	2.70%	13.17	82.27	112,254	6,731,007	11.99%	14.66%	0.68%
	2024		0.35%	2.75%	11.69	72.44	146,653	7,283,755	17.79%	20.65%	0.79%
	2023		0.35%	2.80%	9.92	60.62	167,671	7,112,017	26.58%	29.72%	1.01%
	2022		0.35%	2.70%	17.84	47.17	161,156	5,803,809	-21.85%	-19.99%	1.12%
	2021		0.35%	2.70%	22.39	59.54	158,015	7,742,423	23.07%	25.99%	0.81%

LVIP Nomura U.S. Growth Fund - Service Class	2025		0.00%	3.55%	15.18	93.85	5,320,102	373,287,678	17.98%	22.24%	0.00%
	2024		0.00%	3.55%	12.83	77.78	5,688,689	343,566,389	29.01%	33.66%	0.00%
	2023		0.00%	3.30%	9.92	58.95	6,645,067	311,520,063	43.11%	47.90%	0.00%
	2022		0.00%	3.30%	10.03	40.38	7,725,415	254,306,873	-30.23%	-27.88%	0.00%
	2021		0.00%	3.30%	22.43	56.72	7,720,120	365,135,633	13.92%	17.63%	0.00%

LVIP Nomura U.S. Growth Fund - Standard Class	2025		0.35%	0.75%	42.86	44.50	15,810	687,680	21.69%	22.18%	0.00%
	2024		0.35%	0.75%	35.22	36.42	18,076	651,744	33.06%	33.60%	0.00%
	2023		0.35%	0.75%	26.47	27.26	18,382	500,235	47.24%	47.83%	0.00%
	2022		0.35%	0.75%	17.98	18.44	7,601	139,606	-28.20%	-27.92%	0.00%
	2021		0.35%	0.75%	25.04	29.42	16,817	431,395	17.21%	17.68%	0.00%

LVIP Nomura U.S. REIT Fund - Service Class	2025		0.00%	3.40%	8.33	46.66	3,819,289	89,307,325	-2.65%	0.72%	2.54%
	2024		0.00%	3.40%	8.56	46.98	4,173,271	99,750,363	3.95%	7.55%	2.72%
	2023		0.00%	3.40%	8.24	44.30	4,693,953	109,266,502	8.49%	12.24%	3.08%
	2022		0.00%	3.20%	9.12	40.03	4,881,327	105,769,861	-27.88%	-25.53%	2.81%
	2021		0.00%	3.20%	13.14	54.51	5,138,342	157,555,517	38.06%	42.40%	2.38%

LVIP Nomura U.S. REIT Fund - Standard Class	2025		0.35%	2.80%	8.65	58.41	236,039	4,030,893	-1.77%	0.67%	2.92%
	2024		0.35%	2.35%	12.26	58.63	279,964	4,798,553	5.37%	7.50%	3.33%
	2023		0.35%	2.35%	11.45	55.12	250,223	4,259,112	9.96%	12.18%	3.37%
	2022		0.35%	2.35%	10.24	49.65	258,169	3,969,576	-27.04%	-25.56%	3.14%
	2021		0.35%	2.35%	13.82	67.41	258,823	6,574,384	39.75%	42.57%	2.92%

LVIP PIMCO Low Duration Bond Fund - Service Class	2025		0.00%	3.55%	8.26	11.92	76,775,194	799,176,241	1.54%	5.21%	3.51%
	2024		0.00%	3.55%	8.13	11.37	80,775,713	809,688,662	1.21%	4.87%	4.43%
	2023		0.00%	3.45%	8.03	10.87	77,148,807	747,302,647	1.07%	4.61%	3.20%
	2022		0.00%	3.50%	7.94	10.42	79,134,927	742,627,118	-8.38%	-5.12%	1.94%
	2021		0.00%	3.50%	8.66	11.02	76,046,158	762,042,646	-4.30%	-0.89%	1.45%

LVIP PIMCO Low Duration Bond Fund - Standard Class	2025		0.35%	2.20%	9.91	12.13	1,431,005	16,743,310	3.17%	5.10%	3.84%
	2024		0.35%	2.20%	9.69	11.55	1,464,481	16,349,024	2.84%	4.76%	4.93%
	2023		0.35%	2.20%	9.41	11.03	1,175,514	12,526,400	2.59%	4.51%	3.40%
	2022		0.35%	2.05%	9.16	10.56	1,243,981	12,694,878	-6.81%	-5.21%	2.23%
	2021		0.35%	2.05%	9.83	11.15	1,116,211	12,043,091	-2.66%	-0.99%	1.77%

LVIP SSGA Bond Index Fund - Service Class	2025		0.00%	3.55%	7.91	13.58	73,989,364	822,507,656	2.82%	6.53%	3.10%
	2024		0.00%	3.55%	7.69	12.83	76,256,454	811,089,546	-2.72%	0.80%	3.23%
	2023		0.00%	3.45%	7.89	12.81	72,501,930	779,033,159	1.47%	5.03%	2.53%
	2022		0.00%	3.45%	7.78	12.28	73,111,437	763,196,714	-16.59%	-13.66%	1.85%
	2021		0.00%	3.45%	9.33	14.41	78,494,051	970,156,653	-5.54%	-2.22%	1.67%

LVIP SSGA Bond Index Fund - Standard Class	2025		0.35%	2.05%	9.71	13.52	3,292,016	36,299,135	4.63%	6.43%	3.67%
	2024		0.35%	1.95%	9.73	12.74	2,868,577	29,865,854	-0.90%	0.70%	4.00%
	2023		0.35%	1.95%	9.81	12.68	1,603,887	16,430,440	3.26%	4.93%	2.93%
	2022		0.35%	1.95%	9.40	12.11	1,505,311	14,796,602	-15.12%	-13.75%	2.21%
	2021		0.35%	1.95%	10.94	14.08	1,603,461	18,114,934	-3.87%	-2.32%	2.15%

LVIP SSGA Conservative Index Allocation Fund - Service Class	2025		0.00%	3.25%	9.76	19.54	4,620,139	74,766,634	8.92%	12.51%	2.39%
	2024		0.00%	3.25%	8.96	17.61	5,048,315	73,905,474	2.31%	5.69%	2.54%
	2023		0.00%	3.10%	9.65	16.76	5,221,668	74,220,954	7.08%	10.46%	2.15%
	2022		0.00%	3.10%	9.79	15.27	5,460,963	71,784,092	-17.56%	-14.96%	2.37%
	2021		0.00%	3.10%	11.87	18.06	5,825,381	91,830,660	2.86%	5.89%	1.87%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2025		0.35%	0.75%	14.47	15.51	400,528	5,848,622	11.95%	12.40%	3.00%
	2024		0.35%	0.75%	12.92	13.82	367,768	4,781,684	5.15%	5.57%	2.74%
	2023		0.35%	0.75%	12.29	13.11	386,205	4,779,086	9.91%	10.35%	2.43%
	2022		0.35%	0.75%	11.18	11.90	399,285	4,496,534	-15.39%	-15.05%	2.73%
	2021		0.35%	0.75%	13.21	14.03	389,904	5,184,848	5.58%	6.00%	2.67%

LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2025		0.00%	3.10%	12.97	16.18	1,439,558	21,304,255	29.09%	33.15%	3.03%
	2024		0.00%	3.00%	10.11	12.16	1,366,367	15,360,502	3.39%	6.54%	2.57%
	2023		0.00%	3.00%	9.78	11.41	1,339,769	14,328,413	5.35%	8.56%	3.11%
	2022		0.00%	2.95%	9.30	10.51	1,331,092	13,289,167	-23.68%	-21.39%	2.82%
	2021		0.00%	2.95%	12.23	13.37	1,197,409	15,377,926	-6.25%	-3.54%	2.63%

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2025		0.35%	1.90%	13.75	16.07	372,695	5,943,273	30.97%	33.02%	3.41%
	2024		0.35%	1.90%	10.50	12.08	348,844	4,181,750	4.79%	6.43%	2.94%
	2023		0.35%	1.90%	10.02	11.35	253,157	2,853,444	6.79%	8.45%	3.60%
	2022		0.35%	1.90%	9.38	10.47	189,436	1,969,858	-22.67%	-21.46%	3.17%
	2021		0.35%	1.90%	12.13	13.33	163,366	2,166,182	-5.12%	-3.64%	2.94%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	2025		0.10%	3.30%	10.53	21.96	27,026,755	495,160,632	10.39%	13.98%	2.18%
	2024		0.10%	3.30%	9.54	19.36	31,445,350	513,112,699	6.14%	9.59%	2.71%
	2023		0.10%	3.25%	8.99	17.76	36,451,434	551,489,524	9.60%	13.11%	2.16%
	2022		0.10%	3.25%	9.55	15.38	40,768,608	553,993,884	-17.28%	-14.63%	3.49%
	2021		0.10%	3.25%	11.51	18.15	44,812,050	723,591,610	8.70%	12.18%	4.70%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2025		0.35%	1.85%	13.75	27.06	163,244	2,924,228	12.28%	13.97%	2.76%
	2024		0.35%	1.85%	12.25	23.82	156,038	2,464,624	7.95%	9.59%	3.14%
	2023		0.35%	1.85%	11.35	21.80	169,846	2,451,503	11.43%	13.11%	2.62%
	2022		0.35%	1.85%	11.73	19.33	154,198	1,982,306	-15.90%	-14.63%	4.05%
	2021		0.35%	1.85%	14.35	22.71	183,278	2,882,834	10.51%	12.18%	6.64%

LVIP SSGA International Index Fund - Service Class	2025		0.00%	3.55%	11.61	26.27	19,595,443	323,340,066	26.29%	30.85%	3.18%
	2024		0.00%	3.55%	9.20	20.19	20,622,691	261,476,753	-0.62%	2.97%	3.08%
	2023		0.00%	3.45%	9.24	19.73	20,578,661	255,890,279	13.30%	17.27%	2.90%
	2022		0.00%	3.45%	8.90	16.93	22,343,640	239,051,620	-17.44%	-14.53%	4.09%
	2021		0.00%	3.45%	10.71	19.92	23,976,158	304,115,127	7.03%	10.78%	2.34%

LVIP SSGA International Index Fund - Standard Class	2025		0.35%	2.05%	12.42	30.53	1,163,821	23,730,548	28.52%	30.73%	3.56%
	2024		0.35%	2.05%	9.66	23.41	1,101,959	17,536,904	1.12%	2.86%	3.32%
	2023		0.35%	2.05%	13.10	22.82	1,020,755	15,838,662	15.19%	17.16%	3.37%
	2022		0.35%	2.05%	11.37	19.53	947,991	12,590,162	-16.06%	-14.62%	4.76%
	2021		0.35%	2.05%	13.47	22.93	809,081	12,530,545	8.80%	10.67%	2.89%

LVIP SSGA International Managed Volatility Fund - Service Class	2025		0.30%	3.25%	10.25	17.24	18,389,705	228,826,674	20.70%	24.31%	2.69%
	2024		0.30%	3.20%	8.49	13.87	23,358,142	236,862,126	-0.71%	2.21%	2.67%
	2023		0.30%	3.20%	8.55	13.57	26,207,918	263,513,208	13.47%	16.80%	2.61%
	2022		0.30%	3.20%	7.53	11.62	30,902,656	269,509,411	-19.66%	-17.29%	3.87%
	2021		0.30%	3.20%	9.38	14.04	31,785,585	339,266,732	7.01%	10.16%	1.97%

LVIP SSGA International Managed Volatility Fund - Standard Class	2025		0.65%	1.90%	12.34	14.34	3,879	52,797	22.65%	24.19%	3.10%
	2024		0.65%	1.90%	10.06	11.55	4,066	44,824	0.84%	2.11%	2.93%
	2023		0.65%	1.90%	9.98	11.31	4,586	49,431	15.24%	16.68%	2.41%
	2022		0.65%	1.90%	8.66	9.69	6,844	63,650	-18.40%	-17.37%	3.96%
	2021		0.65%	1.90%	10.61	11.73	7,308	82,961	8.68%	10.05%	2.34%

LVIP SSGA Large Cap Managed Volatility Fund - Service Class	2025		0.20%	3.50%	12.45	31.47	28,950,731	812,602,952	5.59%	9.13%	0.67%
	2024		0.20%	3.50%	11.77	28.97	32,259,280	842,725,809	19.80%	23.82%	0.91%
	2023		0.20%	3.50%	9.80	23.50	37,954,090	812,886,430	19.87%	23.89%	1.12%
	2022		0.20%	3.25%	13.01	19.05	40,865,859	716,342,959	-19.65%	-17.16%	1.11%
	2021		0.20%	3.25%	15.93	23.11	41,694,258	894,082,224	23.69%	27.52%	1.16%

LVIP SSGA Mid-Cap Index Fund - Service Class	2025		0.00%	3.45%	10.36	23.73	12,572,545	252,006,150	3.24%	6.87%	1.01%
	2024		0.00%	3.45%	10.01	22.22	10,915,506	208,202,028	9.44%	13.27%	1.08%
	2023		0.00%	3.45%	9.17	19.64	10,054,146	172,125,492	11.82%	15.75%	1.22%
	2022		0.00%	3.45%	9.71	16.98	9,423,644	141,363,427	-16.55%	-13.61%	1.19%
	2021		0.00%	3.45%	14.49	19.68	9,552,505	169,594,180	19.85%	24.06%	0.97%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2025		0.35%	2.25%	11.02	23.73	1,090,176	25,233,888	4.75%	6.76%	1.23%
	2024		0.35%	2.25%	10.49	22.22	1,017,696	22,193,888	11.02%	13.15%	1.29%
	2023		0.35%	2.25%	17.15	19.64	837,318	16,198,867	13.47%	15.64%	1.51%
	2022		0.35%	2.25%	15.11	16.98	762,045	12,787,269	-15.33%	-13.70%	1.54%
	2021		0.35%	2.25%	17.85	19.68	674,232	13,137,815	21.60%	23.93%	1.32%

LVIP SSGA Moderate Index Allocation Fund - Service Class	2025		0.00%	3.25%	10.39	24.68	13,389,110	269,643,161	11.66%	15.35%	2.17%
	2024		0.00%	3.25%	9.30	21.53	13,988,930	249,644,533	4.65%	8.10%	2.31%
	2023		0.00%	3.25%	8.89	20.05	14,576,448	247,093,293	9.66%	13.28%	2.09%
	2022		0.10%	3.20%	10.77	17.81	14,711,781	227,901,281	-18.28%	-15.71%	2.48%
	2021		0.10%	3.20%	13.14	21.25	15,384,134	288,980,814	6.66%	10.01%	1.98%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2025		0.35%	0.75%	16.44	18.42	326,673	5,710,377	14.77%	15.23%	2.42%
	2024		0.35%	0.75%	14.33	16.32	357,216	5,424,335	7.56%	8.00%	2.72%
	2023		0.35%	0.75%	13.32	15.17	318,204	4,516,722	12.72%	13.17%	2.14%
	2022		0.35%	0.75%	11.82	13.45	373,151	4,686,550	-16.05%	-15.71%	2.35%
	2021		0.35%	0.75%	14.07	16.01	455,114	6,757,072	9.57%	10.01%	2.50%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	2025		0.00%	3.25%	10.67	26.74	11,551,065	251,777,921	13.39%	17.14%	2.07%
	2024		0.00%	3.25%	9.41	22.98	12,260,713	232,153,656	5.51%	9.00%	2.25%
	2023		0.00%	3.25%	8.92	21.22	12,556,525	223,926,246	10.88%	14.54%	1.97%
	2022		0.00%	3.25%	11.25	18.65	12,463,323	198,626,794	-18.78%	-16.09%	2.30%
	2021		0.00%	3.25%	13.63	22.37	12,725,423	248,635,849	7.54%	10.98%	1.92%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2025		0.35%	0.70%	17.75	19.93	414,837	7,357,776	16.61%	17.02%	2.27%
	2024		0.35%	0.70%	15.16	17.09	408,062	6,684,064	8.50%	8.88%	2.50%
	2023		0.35%	0.70%	13.93	15.75	410,048	6,173,416	14.02%	14.42%	2.23%
	2022		0.35%	0.70%	12.17	13.81	413,386	5,448,781	-16.47%	-16.17%	3.51%
	2021		0.35%	0.70%	14.52	16.54	294,849	4,754,600	10.59%	10.98%	2.13%

LVIP SSGA Nasdaq-100 Index Fund - Service Class	2025		0.00%	1.65%	17.58	18.98	3,280,393	59,237,365	18.23%	20.20%	0.07%
	2024		0.00%	1.65%	14.87	15.79	2,485,582	37,750,534	22.89%	24.94%	0.30%
	2023		0.00%	1.65%	12.10	12.64	2,126,871	26,100,446	51.60%	54.11%	0.43%
	2022		0.00%	1.65%	7.98	8.20	792,948	6,385,744	-33.99%	-32.89%	0.17%
	2021	6/7/2021	0.00%	1.65%	12.09	12.22	775,552	9,412,574	-1.72%	17.44%	0.14%

LVIP SSGA Nasdaq-100 Index Fund - Standard Class	2025		0.35%	0.75%	18.54	18.88	299,503	5,635,313	19.59%	20.07%	0.33%
	2024		0.35%	0.75%	15.50	15.73	254,942	4,000,293	24.31%	24.81%	0.58%
	2023		0.35%	0.75%	12.47	12.60	232,867	2,929,595	53.35%	53.96%	0.87%
	2022		0.35%	0.75%	8.13	8.19	45,644	371,766	-33.23%	-32.96%	0.40%
	2021	6/17/2021	0.35%	0.75%	12.18	12.21	42,321	516,672	2.86%	15.15%	0.24%

LVIP SSGA S&P 500 Index Fund - Service Class	2025		0.00%	3.55%	13.24	67.94	70,622,443	2,912,019,276	13.21%	17.30%	0.86%
	2024		0.00%	3.55%	11.68	58.27	62,966,799	2,308,542,478	20.08%	24.42%	0.98%
	2023		0.00%	3.50%	9.71	45.85	58,489,033	1,806,088,970	21.38%	25.70%	1.26%
	2022		0.00%	3.45%	9.94	36.77	57,815,593	1,472,614,254	-21.28%	-18.51%	1.24%
	2021		0.00%	3.45%	14.39	45.48	56,655,128	1,867,313,439	23.76%	28.10%	1.05%

LVIP SSGA S&P 500 Index Fund - Standard Class	2025		0.35%	3.20%	13.60	89.35	5,738,420	213,309,315	13.90%	17.19%	1.11%
	2024		0.35%	3.20%	11.92	76.43	5,159,813	169,319,156	20.80%	24.29%	1.21%
	2023		0.35%	3.20%	9.85	61.65	5,019,749	136,706,343	22.04%	25.57%	1.54%
	2022		0.35%	3.20%	15.89	49.22	4,788,124	106,519,679	-20.88%	-18.59%	1.57%
	2021		0.35%	3.20%	20.08	60.61	4,307,583	121,967,033	24.38%	27.97%	1.38%

LVIP SSGA Short-Term Bond Index Fund - Service Class	2025		0.00%	3.45%	9.30	12.01	24,256,028	264,453,172	1.68%	5.25%	3.99%
	2024		0.00%	3.45%	9.14	11.41	22,930,862	240,242,783	1.08%	4.63%	4.95%
	2023		0.00%	3.45%	9.05	10.91	19,902,077	201,866,109	1.35%	4.91%	2.90%
	2022		0.00%	3.45%	8.93	10.40	19,171,798	188,139,629	-6.96%	-3.69%	1.25%
	2021		0.00%	3.45%	9.59	10.80	16,322,399	168,729,878	-4.13%	-0.77%	0.75%

LVIP SSGA Short-Term Bond Index Fund - Standard Class	2025		0.35%	1.90%	10.68	11.96	1,466,646	17,373,340	3.53%	5.15%	4.57%
	2024		0.35%	1.90%	10.31	11.38	1,350,490	15,242,935	2.91%	4.52%	5.11%
	2023		0.35%	1.90%	10.02	10.89	1,055,828	11,424,021	3.19%	4.80%	3.32%
	2022		0.35%	1.90%	9.71	10.40	766,009	7,917,224	-5.27%	-3.79%	1.54%
	2021		0.35%	1.90%	10.25	10.81	581,124	6,246,840	-2.39%	-0.87%	0.98%

LVIP SSGA Small-Cap Index Fund - Service Class	2025		0.00%	3.55%	9.29	36.24	22,836,250	533,319,344	8.27%	12.18%	0.86%
	2024		0.00%	3.55%	8.59	32.50	22,362,981	479,661,134	7.00%	10.87%	1.61%
	2023		0.00%	3.45%	8.01	29.49	22,115,976	438,860,983	12.27%	16.21%	1.08%
	2022		0.00%	3.45%	7.83	26.08	21,358,602	372,961,199	-23.67%	-20.98%	0.91%
	2021		0.00%	3.45%	14.20	33.99	21,674,967	493,880,458	10.39%	14.27%	0.59%

LVIP SSGA Small-Cap Index Fund - Standard Class	2025		0.35%	2.20%	9.86	53.09	1,237,228	27,508,116	10.02%	12.07%	1.12%
	2024		0.35%	2.20%	8.97	47.49	1,210,933	24,784,427	8.73%	10.76%	1.95%
	2023		0.35%	2.20%	8.25	42.98	986,980	18,106,890	13.97%	16.09%	1.30%
	2022		0.35%	2.05%	14.46	37.12	982,185	15,790,701	-22.39%	-21.06%	1.26%
	2021		0.35%	2.05%	18.38	47.14	838,904	17,434,045	12.23%	14.16%	0.95%

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	2025		0.20%	3.30%	8.83	17.81	34,043,583	537,565,160	0.84%	4.02%	1.13%
	2024		0.20%	3.30%	8.80	17.19	37,217,091	572,941,290	7.45%	10.83%	2.17%
	2023		0.20%	3.25%	10.71	15.57	42,614,913	600,089,817	9.78%	13.18%	0.96%
	2022		0.20%	3.25%	9.66	13.81	42,531,521	536,214,936	-21.18%	-18.73%	0.77%
	2021		0.20%	3.25%	12.93	17.06	42,507,737	667,995,657	12.25%	15.72%	2.38%

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	2025		0.60%	1.90%	15.59	18.38	4,328	77,290	2.53%	3.87%	1.64%
	2024		0.60%	1.90%	15.21	17.69	3,304	56,510	9.23%	10.66%	2.43%
	2023		0.60%	1.90%	13.92	15.99	3,766	58,179	11.55%	13.01%	1.30%
	2022		0.65%	1.90%	12.48	14.08	3,160	43,085	-19.90%	-18.89%	0.99%
	2021		0.65%	1.90%	15.58	17.36	3,581	60,480	14.05%	15.49%	2.55%

LVIP Structured Conservative Allocation Fund - Service Class	2025		0.00%	3.20%	10.10	19.43	5,932,425	99,333,143	9.87%	13.44%	2.46%
	2024		0.00%	3.20%	9.18	17.24	6,891,294	103,171,445	2.85%	6.20%	2.89%
	2023		0.00%	3.20%	10.19	16.34	7,759,027	111,245,707	6.53%	9.99%	2.25%
	2022		0.00%	3.00%	9.89	14.95	8,881,299	118,021,389	-16.08%	-13.52%	3.43%
	2021		0.00%	3.00%	12.84	17.40	9,797,011	152,969,580	4.00%	7.06%	3.46%

LVIP Structured Conservative Allocation Fund - Standard Class	2025		0.35%	0.90%	15.50	19.43	89,972	1,525,570	12.71%	13.33%	2.97%
	2024		0.35%	0.90%	13.69	17.24	72,596	1,112,311	5.50%	6.09%	3.13%
	2023		0.35%	0.90%	12.93	16.34	74,223	1,076,559	9.28%	9.88%	2.36%
	2022		0.35%	0.90%	11.78	14.95	94,159	1,223,650	-14.07%	-13.60%	3.95%
	2021		0.35%	0.90%	13.66	14.52	92,945	1,409,656	6.89%	7.05%	4.99%

LVIP Structured Moderate Allocation Fund - Service Class	2025		0.00%	3.25%	10.89	24.91	23,696,020	490,612,668	13.24%	16.98%	2.29%
	2024		0.00%	3.25%	9.62	21.42	26,533,168	479,444,676	5.65%	9.14%	3.20%
	2023		0.00%	3.30%	9.10	19.75	30,010,350	507,683,994	9.15%	12.81%	2.25%
	2022		0.00%	3.30%	10.41	17.61	33,996,840	521,886,022	-16.19%	-13.38%	4.10%
	2021		0.00%	3.30%	12.28	20.45	37,555,749	680,018,510	8.24%	11.76%	4.28%

LVIP Structured Moderate Allocation Fund - Standard Class	2025		0.35%	0.70%	18.57	19.76	1,650,319	18,692,440	16.46%	16.87%	6.38%
	2024		0.35%	0.70%	15.91	16.92	83,990	1,362,354	8.65%	9.03%	3.49%
	2023		0.35%	0.70%	14.62	15.52	97,110	1,444,711	12.30%	12.69%	2.66%
	2022		0.35%	0.70%	12.99	13.78	97,936	1,293,276	-13.76%	-13.45%	4.10%
	2021		0.35%	0.70%	15.03	15.93	115,842	1,764,213	11.59%	11.76%	5.90%

LVIP Structured Moderately Aggressive Allocation Fund - Service Class	2025		0.00%	3.25%	11.29	27.12	13,349,090	299,589,735	15.23%	19.03%	2.26%
	2024		0.00%	3.25%	9.80	22.93	14,679,914	285,135,112	6.68%	10.21%	2.97%
	2023		0.00%	3.25%	9.19	20.94	16,540,908	298,272,339	10.34%	13.98%	2.22%
	2022		0.00%	3.15%	11.02	18.49	18,305,093	297,011,477	-16.04%	-13.35%	4.39%
	2021		0.00%	3.15%	14.51	21.48	20,167,629	384,870,969	9.87%	13.28%	4.69%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2025		0.35%	0.75%	19.34	20.08	168,970	3,290,024	18.44%	18.92%	3.36%
	2024		0.35%	0.75%	16.33	17.64	146,326	2,471,883	9.65%	10.09%	3.30%
	2023		0.35%	0.75%	14.89	16.03	179,920	2,761,291	13.42%	13.88%	2.96%
	2022		0.35%	0.75%	13.13	14.09	156,051	2,108,521	-13.78%	-13.44%	4.70%
	2021		0.35%	0.75%	15.23	16.28	178,662	2,789,953	12.83%	13.28%	5.29%

LVIP T. Rowe Price 2010 Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.07%
	2021		0.75%	2.80%	13.62	18.38	295,210	4,803,174	5.34%	7.52%	2.40%

LVIP T. Rowe Price 2020 Fund - Service Class	2025		0.65%	3.05%	10.26	21.67	341,653	6,072,953	9.36%	12.01%	2.44%
	2024		0.60%	2.85%	11.06	19.52	422,596	6,792,613	5.47%	7.87%	2.24%
	2023		0.60%	2.85%	10.47	18.09	476,141	7,236,986	10.09%	12.59%	2.25%
	2022		0.60%	2.80%	11.40	16.07	492,128	6,711,010	-17.73%	-15.90%	2.60%
	2021		0.60%	2.80%	13.86	19.11	543,426	8,904,846	6.92%	9.29%	2.73%

LVIP T. Rowe Price 2030 Fund - Service Class	2025		0.60%	2.80%	14.66	23.59	239,962	4,694,445	11.54%	14.02%	2.14%
	2024		0.60%	2.85%	12.95	20.69	256,380	4,392,411	7.05%	9.49%	1.88%
	2023		0.60%	2.95%	11.92	18.90	288,652	4,567,229	12.48%	15.15%	1.99%
	2022		0.60%	2.80%	11.64	16.41	264,671	3,638,973	-19.36%	-17.57%	1.94%
	2021		0.60%	2.80%	14.44	19.91	271,974	4,578,916	10.18%	12.63%	2.03%

LVIP T. Rowe Price 2040 Fund - Service Class	2025		0.90%	2.95%	11.85	23.79	224,136	4,386,379	14.42%	16.79%	1.36%
	2024		0.90%	2.95%	13.98	20.37	238,923	4,058,052	9.49%	11.75%	1.44%
	2023		0.90%	2.95%	12.77	18.23	301,933	4,766,365	15.43%	17.82%	1.45%
	2022		0.90%	2.55%	11.96	15.47	317,093	4,278,879	-20.01%	-18.68%	1.52%
	2021		0.90%	2.60%	14.84	19.03	326,689	5,572,231	13.65%	15.59%	2.35%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	2025		0.00%	3.55%	10.35	83.52	8,964,697	416,933,268	6.90%	10.76%	0.00%
	2024		0.00%	3.55%	9.67	76.43	8,046,876	377,805,195	19.06%	23.36%	0.09%
	2023		0.00%	3.45%	8.11	62.80	8,066,216	333,118,286	16.77%	20.87%	0.00%
	2022		0.00%	3.45%	7.68	52.66	7,965,707	285,169,419	-27.27%	-24.71%	0.00%
	2021		0.00%	3.50%	13.81	70.90	7,775,951	390,215,525	9.65%	13.56%	0.01%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2025		0.35%	3.10%	10.63	89.36	128,565	4,697,020	7.65%	10.65%	0.00%
	2024		0.35%	3.10%	9.87	81.53	138,213	4,834,304	19.90%	23.24%	0.34%
	2023		0.35%	3.10%	8.22	66.79	123,042	3,663,540	17.47%	20.75%	0.03%
	2022		0.35%	3.10%	18.03	55.84	131,391	3,410,846	-26.83%	-24.79%	0.02%
	2021		0.35%	3.10%	24.07	74.95	117,791	4,602,933	10.37%	13.45%	0.01%

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2025		0.30%	3.25%	12.93	15.95	15,402,638	225,519,207	5.46%	8.61%	1.23%
	2024		0.30%	3.25%	12.26	14.69	15,131,232	206,242,755	11.13%	14.46%	1.93%
	2023		0.30%	3.25%	11.03	12.83	14,759,447	177,976,964	11.83%	15.17%	1.21%
	2022		0.30%	3.20%	9.88	11.14	14,540,281	154,235,401	-24.23%	-21.99%	1.22%
	2021		0.30%	3.20%	13.09	14.29	13,400,286	184,408,512	14.28%	17.53%	2.54%

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	2025		0.50%	1.85%	14.54	16.01	88,942	1,417,753	7.21%	8.67%	1.46%
	2024		0.50%	1.85%	13.56	14.73	106,653	1,566,060	12.98%	14.51%	2.37%
	2023		0.50%	0.50%	12.86	12.86	92,760	1,189,255	15.23%	15.23%	1.46%
	2022		0.50%	0.50%	11.16	11.16	90,451	1,009,832	-21.96%	-21.96%	1.40%
	2021		0.50%	0.50%	14.31	14.31	89,087	1,274,421	17.59%	17.59%	2.85%

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	2025		0.30%	3.55%	9.72	17.57	113,853,436	1,800,753,315	4.50%	7.95%	1.43%
	2024		0.30%	3.55%	9.33	16.28	125,115,940	1,846,317,821	9.32%	12.93%	2.19%
	2023		0.30%	3.45%	8.49	14.42	130,070,571	1,711,071,418	10.84%	14.38%	1.38%
	2022		0.30%	3.45%	9.72	12.60	133,131,661	1,541,796,315	-23.04%	-20.57%	1.32%
	2021		0.30%	3.45%	12.63	15.87	131,802,458	1,935,606,062	11.18%	14.74%	2.52%

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2025		0.50%	1.85%	15.03	17.66	186,537	3,290,582	6.55%	8.00%	1.72%
	2024		0.50%	1.85%	14.10	16.35	211,668	3,457,763	11.48%	12.99%	2.66%
	2023		0.50%	1.85%	12.65	14.47	184,605	2,668,611	12.92%	14.45%	1.50%
	2022		0.50%	1.85%	11.20	12.64	214,528	2,710,228	-21.60%	-20.53%	1.54%
	2021		0.50%	1.85%	15.48	15.91	213,759	3,397,774	14.62%	14.79%	3.13%

LVIP Vanguard Bond Allocation Fund - Service Class	2025		0.00%	3.55%	7.62	11.41	109,782,828	1,092,348,351	2.36%	6.06%	3.44%
	2024		0.00%	3.55%	7.43	10.82	103,355,309	982,199,328	-2.35%	1.18%	3.57%
	2023		0.00%	3.45%	7.58	10.76	92,759,226	883,207,114	2.15%	5.73%	3.14%
	2022		0.00%	3.45%	7.41	10.23	85,817,657	783,495,027	-16.52%	-13.58%	1.73%
	2021		0.00%	3.45%	8.86	11.91	88,579,381	948,844,590	-4.88%	-1.54%	1.24%

LVIP Vanguard Bond Allocation Fund - Standard Class	2025		0.35%	2.05%	9.47	11.83	7,123,978	76,430,084	4.17%	5.96%	3.95%
	2024		0.35%	2.05%	9.09	11.19	5,784,521	58,737,987	-0.64%	1.07%	3.99%
	2023		0.35%	2.05%	9.15	11.10	4,403,934	44,393,752	3.85%	5.63%	3.43%
	2022		0.35%	2.05%	8.81	10.54	3,891,265	37,224,697	-15.13%	-13.67%	1.98%
	2021		0.35%	2.05%	10.38	12.23	3,953,945	43,910,638	-3.29%	-1.63%	1.60%

LVIP Vanguard Domestic Equity ETF Fund - Service Class	2025		0.00%	3.25%	12.62	54.78	14,247,711	542,863,624	12.47%	16.18%	0.75%
	2024		0.00%	3.25%	11.22	47.55	14,105,921	485,760,216	17.90%	21.80%	0.91%
	2023		0.00%	3.30%	9.51	39.38	14,844,440	432,586,680	20.86%	24.91%	1.13%
	2022		0.00%	3.30%	11.51	31.79	14,882,607	356,703,140	-21.58%	-18.95%	1.02%
	2021		0.00%	3.30%	14.34	39.56	14,475,983	443,944,289	21.35%	25.42%	1.02%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2025		0.35%	2.05%	31.30	53.01	1,210,149	40,670,784	14.11%	16.07%	1.07%
	2024		0.35%	2.05%	27.08	45.79	997,324	29,909,067	19.63%	21.67%	1.24%
	2023		0.35%	2.05%	22.34	37.73	903,989	22,651,667	22.68%	24.78%	1.40%
	2022		0.35%	2.05%	17.98	30.31	893,587	18,335,143	-20.39%	-19.03%	1.22%
	2021		0.35%	2.05%	22.29	37.53	901,614	23,026,286	23.19%	25.30%	1.29%

LVIP Vanguard International Equity ETF Fund - Service Class	2025		0.00%	3.45%	11.05	21.61	20,602,666	366,253,690	26.78%	31.23%	3.23%
	2024		0.00%	3.30%	8.76	16.61	21,111,531	291,140,677	0.25%	3.62%	2.42%
	2023		0.00%	3.30%	8.78	16.16	20,570,786	278,255,126	11.34%	15.07%	2.90%
	2022		0.00%	3.30%	8.19	14.17	20,499,157	244,758,115	-19.54%	-16.83%	2.34%
	2021		0.00%	3.30%	11.56	17.18	19,569,299	285,388,076	4.39%	7.89%	2.71%

LVIP Vanguard International Equity ETF Fund - Standard Class	2025		0.35%	2.05%	16.99	21.43	1,851,432	36,850,957	28.89%	31.10%	3.56%
	2024		0.35%	2.05%	13.18	16.38	1,771,527	27,021,539	1.76%	3.50%	2.79%
	2023		0.35%	2.05%	12.95	15.87	1,647,193	24,331,463	13.03%	14.96%	3.17%
	2022		0.35%	2.05%	11.46	13.84	1,670,397	21,510,342	-18.32%	-16.92%	2.59%
	2021		0.35%	2.05%	14.03	16.70	1,568,440	24,400,403	5.97%	7.78%	3.11%

LVIP Wellington Capital Growth Fund - Service Class	2023		0.00%	3.25%	8.26	55.17	9,678,836	394,002,013	33.93%	38.35%	0.00%
	2022		0.00%	3.15%	7.14	40.19	11,057,868	338,112,468	-35.56%	-33.49%	0.00%
	2021		0.00%	3.20%	13.26	60.92	10,971,448	518,385,899	13.08%	16.83%	0.00%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.35%	0.75%	27.35	28.17	173,954	4,895,173	37.66%	38.22%	0.00%
	2022		0.35%	0.75%	19.87	25.41	181,736	3,703,955	-33.83%	-33.56%	0.00%
	2021		0.35%	0.75%	30.02	38.26	239,895	7,357,807	16.24%	16.71%	0.00%

LVIP Wellington SMID Cap Value Fund - Service Class	2025		0.00%	3.55%	10.43	36.22	6,060,952	141,598,784	-1.41%	2.16%	0.79%
	2024		0.00%	3.30%	10.62	35.74	5,981,677	140,173,139	8.40%	12.04%	1.01%
	2023		0.00%	3.30%	9.81	32.51	6,556,261	139,644,867	13.15%	16.95%	0.73%
	2022		0.00%	3.30%	10.52	28.64	6,703,813	124,501,880	-13.15%	-10.23%	0.51%
	2021		0.00%	3.30%	14.69	32.85	7,097,240	150,529,032	23.75%	27.75%	0.25%

LVIP Wellington SMID Cap Value Fund - Standard Class	2025		0.35%	0.75%	19.94	21.98	90,314	1,885,755	1.65%	2.06%	1.16%
	2024		0.35%	0.75%	19.62	21.55	78,945	1,617,889	11.48%	11.92%	1.33%
	2023		0.35%	0.75%	17.60	19.26	79,236	1,457,962	16.36%	16.83%	0.82%
	2022		0.35%	0.75%	15.12	16.50	97,734	1,535,261	-10.67%	-10.31%	0.77%
	2021		0.35%	0.75%	16.93	18.40	105,682	1,851,301	27.24%	27.75%	0.53%

LVIP Western Asset Core Bond Fund - Service Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.58%
	2024		0.00%	3.45%	7.86	10.47	49,185,537	463,116,867	-2.96%	0.44%	6.48%
	2023		0.00%	3.45%	8.05	10.44	45,204,144	429,877,704	2.59%	6.19%	11.02%
	2022		0.00%	3.45%	8.15	9.84	40,328,940	366,845,336	-19.45%	-16.62%	2.68%
	2021		0.00%	3.50%	9.86	11.81	41,923,985	464,021,963	-5.34%	-1.97%	2.24%

LVIP Western Asset Core Bond Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.67%
	2024		0.35%	1.95%	9.22	10.42	1,445,133	14,890,522	-1.25%	0.34%	6.17%
	2023		0.35%	2.05%	9.28	10.38	1,536,816	15,798,526	3.78%	5.56%	10.66%
	2022		0.35%	2.05%	8.94	9.84	1,535,528	14,982,326	-18.11%	-16.71%	3.11%
	2021		0.35%	2.05%	10.92	11.81	1,384,325	16,261,219	-3.71%	-2.06%	2.76%

MFS® VIT Growth Series - Initial Class	2025		0.35%	2.80%	12.07	91.35	99,818	5,793,196	9.10%	11.80%	0.00%
	2024		0.35%	1.65%	33.91	82.73	92,238	5,056,648	29.32%	31.01%	0.00%
	2023		0.35%	2.35%	25.99	73.53	109,081	4,886,672	32.71%	35.39%	0.00%
	2022		0.35%	2.35%	19.27	55.30	144,175	4,511,849	-33.23%	-31.87%	0.00%
	2021		0.35%	2.35%	28.40	82.65	155,606	7,451,183	20.66%	23.10%	0.00%

MFS® VIT Growth Series - Service Class	2025		0.00%	3.45%	11.63	108.25	5,567,737	298,896,685	8.11%	11.90%	0.00%
	2024		0.00%	3.45%	10.81	98.00	5,524,182	283,339,501	26.70%	31.15%	0.00%
	2023		0.00%	3.45%	8.53	75.70	5,579,059	233,062,846	30.92%	35.51%	0.00%
	2022		0.00%	3.45%	7.92	56.60	6,093,976	195,024,845	-34.12%	-31.80%	0.00%
	2021		0.00%	3.50%	15.48	84.08	5,806,384	288,785,022	19.00%	23.11%	0.00%

MFS® VIT Total Return Series - Initial Class	2025		0.35%	2.75%	11.16	37.66	174,564	5,115,382	8.15%	10.78%	2.73%
	2024		0.35%	2.15%	16.61	34.35	179,104	4,833,417	5.46%	7.38%	2.36%
	2023		0.35%	2.35%	15.52	32.33	207,526	5,443,560	7.88%	10.06%	2.02%
	2022		0.35%	2.35%	13.93	29.69	215,189	5,226,093	-11.68%	-9.90%	1.69%
	2021		0.35%	2.35%	15.52	33.30	236,435	6,507,398	11.47%	13.72%	1.74%

MFS® VIT Total Return Series - Service Class	2025		0.00%	3.30%	10.39	32.43	5,736,629	133,900,464	7.32%	10.92%	2.53%
	2024		0.00%	3.30%	9.75	29.65	6,023,537	130,479,977	3.97%	7.46%	2.27%
	2023		0.00%	3.30%	9.32	27.98	6,280,944	130,660,092	6.64%	10.22%	1.85%
	2022		0.00%	3.30%	11.06	25.74	6,346,168	121,727,885	-12.77%	-9.84%	1.47%
	2021		0.00%	3.30%	12.32	28.96	6,314,264	138,397,311	10.14%	13.72%	1.63%

MFS® VIT Utilities Series - Initial Class	2025		0.35%	2.35%	20.06	79.27	135,822	5,267,819	12.34%	14.61%	2.84%
	2024		0.35%	2.35%	17.57	70.42	169,125	5,532,513	9.07%	11.27%	2.37%
	2023		0.35%	2.35%	15.86	64.44	144,969	4,880,101	-4.38%	-2.45%	3.51%
	2022		0.35%	2.35%	16.32	67.26	132,933	5,332,263	-1.59%	0.40%	2.47%
	2021		0.35%	2.35%	16.32	68.21	139,736	6,274,044	11.44%	13.69%	1.69%

MFS® VIT Utilities Series - Service Class	2025		0.00%	3.55%	11.39	80.23	3,711,137	138,274,466	10.76%	14.76%	2.70%
	2024		0.00%	3.55%	10.26	71.22	4,177,902	137,957,473	7.46%	11.34%	2.04%
	2023		0.00%	3.30%	9.52	65.16	4,477,110	144,378,608	-5.50%	-2.33%	3.29%
	2022		0.00%	3.20%	12.49	67.96	4,970,955	168,043,315	-2.69%	0.48%	2.23%
	2021		0.00%	3.20%	13.65	68.90	4,781,218	179,773,953	10.24%	13.71%	1.53%

MFS® VIT II Core Equity Portfolio - Service Class	2025		1.35%	2.65%	12.37	71.83	20,943	1,106,168	9.29%	10.72%	0.23%
	2024		1.35%	2.65%	11.30	64.87	27,287	1,413,155	16.74%	18.26%	0.38%
	2023		1.30%	2.65%	41.57	55.42	34,450	1,532,433	19.58%	21.21%	0.31%
	2022		1.30%	2.65%	28.29	45.72	42,241	1,616,056	-19.65%	-18.55%	0.09%
	2021		1.30%	2.65%	35.15	56.14	47,756	2,253,606	21.79%	23.44%	0.27%

MFS® VIT II International Intrinsic Value Portfolio - Initial Class	2025		0.35%	0.80%	22.37	25.77	132,843	3,081,558	32.20%	32.79%	1.58%
	2024		0.35%	0.80%	16.91	19.42	120,365	2,108,193	6.39%	6.87%	1.34%
	2023		0.35%	0.80%	15.89	18.18	108,562	1,782,085	16.72%	17.24%	0.76%
	2022		0.35%	0.80%	13.61	15.51	125,942	1,771,590	-24.17%	-23.83%	0.81%
	2021		0.35%	0.80%	17.93	20.37	106,119	1,963,003	9.68%	10.17%	0.34%

MFS® VIT II International Intrinsic Value Portfolio - Service Class	2025		0.00%	1.65%	12.75	25.34	2,060,315	41,283,502	30.79%	32.96%	1.32%
	2024		0.00%	1.65%	9.75	19.11	2,142,379	32,942,781	5.22%	6.97%	1.15%
	2023		0.00%	1.65%	9.26	17.92	2,216,639	32,722,035	15.45%	17.37%	0.47%
	2022		0.00%	1.65%	8.02	15.32	2,493,155	32,522,785	-25.00%	-23.75%	0.50%
	2021		0.00%	1.65%	14.33	20.15	2,542,199	44,739,576	8.47%	10.17%	0.14%

Morgan Stanley VIF Global Infrastructure Portfolio - Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.12%
	2023		0.35%	0.75%	13.35	14.80	109,080	1,502,129	3.77%	4.18%	2.57%
	2022		0.35%	0.75%	12.87	14.21	98,423	1,301,336	-8.70%	-8.34%	3.22%
	2021		0.35%	0.75%	14.09	15.51	49,126	709,757	13.41%	13.86%	2.51%

Morgan Stanley VIF Global Infrastructure Portfolio - Class II	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.62%
	2023		0.00%	1.65%	11.42	14.10	642,025	8,410,698	2.56%	4.27%	1.95%
	2022		0.00%	1.65%	10.95	14.00	865,132	11,153,151	-9.82%	-8.32%	2.96%
	2021		0.00%	1.65%	12.91	15.32	735,403	10,344,653	12.14%	13.89%	2.30%

Morgan Stanley VIF Growth Portfolio - Class II	2025		0.75%	2.60%	22.49	178.88	19,460	2,238,247	19.78%	22.01%	0.00%
	2024		0.65%	2.55%	19.19	148.99	28,961	3,071,008	56.96%	59.97%	0.00%
	2023		0.65%	2.55%	12.24	93.14	36,522	2,422,425	44.59%	47.36%	0.00%
	2022		0.65%	2.55%	25.14	63.20	34,865	1,828,101	-61.17%	-60.42%	0.00%
	2021		0.65%	2.55%	64.75	159.70	25,814	3,500,483	-2.67%	-0.80%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2025		1.15%	3.15%	14.18	49.79	314,330	13,408,480	8.10%	10.28%	0.46%
	2024		1.15%	3.15%	13.16	45.26	350,733	13,639,082	5.45%	7.58%	0.70%
	2023		1.15%	3.15%	12.43	42.18	401,473	14,608,696	7.56%	9.73%	1.01%
	2022		1.15%	3.15%	17.72	38.53	443,226	15,068,610	-12.56%	-10.79%	0.57%
	2021		1.15%	3.15%	20.18	43.30	506,498	19,603,949	28.68%	31.28%	0.59%

Nomura VIP Asset Strategy Series - Service Class	2025		0.00%	1.65%	12.75	21.73	482,771	7,911,780	14.75%	16.66%	1.29%
	2024		0.00%	1.65%	11.11	18.65	517,976	7,372,617	10.60%	12.44%	1.82%
	2023		0.00%	1.65%	11.78	16.60	590,906	7,607,596	12.07%	13.94%	2.21%
	2022		0.00%	1.65%	10.38	14.59	574,110	6,586,252	-16.14%	-14.74%	1.49%
	2021		0.00%	1.65%	12.22	17.12	635,573	8,672,969	8.63%	10.33%	1.55%

Nomura VIP Asset Strategy Series - Standard Class	2025		0.35%	0.75%	20.31	21.09	10,045	204,262	16.00%	16.47%	1.74%
	2024		0.35%	0.75%	17.51	18.11	7,796	136,686	11.91%	12.36%	0.62%
	2023		0.35%	0.35%	16.12	16.12	59,185	953,182	13.87%	13.87%	2.53%
	2022		0.35%	0.35%	14.15	14.15	58,024	821,200	-14.87%	-14.87%	1.86%
	2021		0.35%	0.35%	16.62	16.62	58,140	966,551	10.33%	10.33%	1.90%

Nomura VIP Emerging Markets Series - Service Class	2025		0.00%	3.55%	12.82	95.01	7,525,353	254,029,782	74.49%	80.77%	1.22%
	2024		0.00%	3.55%	7.13	53.54	10,307,037	198,743,782	1.11%	4.77%	2.26%
	2023		0.00%	3.40%	6.84	52.05	11,367,979	217,538,369	9.65%	13.45%	1.27%
	2022		0.00%	3.20%	7.98	46.74	12,293,097	216,566,103	-30.09%	-27.81%	3.86%
	2021		0.00%	3.20%	11.41	65.96	12,135,768	309,342,381	-6.18%	-3.13%	0.06%

Nomura VIP Emerging Markets Series - Standard Class	2025		0.35%	0.80%	22.37	26.64	109,229	2,774,397	79.82%	80.63%	1.48%
	2024		0.35%	0.80%	12.44	14.75	98,276	1,376,809	4.25%	4.72%	2.59%
	2023		0.35%	0.80%	11.93	14.08	103,302	1,385,231	12.89%	13.40%	1.70%
	2022		0.35%	0.80%	10.57	12.42	128,406	1,534,527	-28.16%	-27.84%	4.14%
	2021		0.35%	0.80%	14.71	17.21	87,920	1,433,474	-3.61%	-3.18%	0.33%

Nomura VIP Energy Series - Service Class	2025		0.00%	1.65%	6.23	26.42	1,371,378	10,566,131	10.06%	11.89%	0.97%
	2024		0.00%	1.65%	5.66	23.61	1,518,959	10,337,446	-7.14%	-5.60%	3.01%
	2023		0.00%	1.65%	6.10	25.01	1,782,924	12,927,543	2.31%	4.02%	2.34%
	2022		0.10%	1.65%	5.96	8.97	3,989,625	29,059,740	48.01%	50.32%	3.61%
	2021		0.10%	1.65%	4.03	5.97	2,343,731	10,828,195	39.68%	41.85%	1.59%

Nomura VIP Energy Series - Standard Class	2025		0.35%	0.35%	9.89	9.89	66,122	650,183	12.02%	12.02%	1.93%
	2024		0.35%	0.35%	8.83	8.83	44,609	393,973	-5.71%	-5.71%	2.89%
	2023		0.35%	0.75%	9.09	9.37	50,390	471,893	3.45%	3.86%	3.32%
	2022		0.35%	0.75%	8.79	9.02	49,567	446,935	49.74%	50.34%	3.34%
	2021		0.35%	0.75%	6.00	6.00	27,946	167,585	41.83%	41.83%	1.77%

Nomura VIP High Income Series - Service Class	2025		0.00%	1.70%	10.75	15.22	1,859,626	24,464,112	5.36%	7.17%	6.54%
	2024		0.00%	1.70%	10.15	14.25	1,997,487	25,016,111	4.41%	6.19%	6.56%
	2023		0.00%	1.70%	9.68	13.46	1,839,215	22,134,531	9.87%	11.75%	6.23%
	2022		0.00%	1.70%	8.77	12.08	1,928,643	21,103,704	-12.47%	-10.97%	6.50%
	2021		0.00%	1.70%	11.41	13.61	2,173,663	27,115,967	4.33%	5.96%	6.06%

Nomura VIP High Income Series - Standard Class	2025		0.35%	2.05%	12.71	15.34	335,677	5,093,860	5.23%	7.03%	6.59%
	2024		0.35%	2.05%	12.08	14.33	361,225	5,130,565	4.28%	6.07%	5.90%
	2023		0.35%	2.05%	11.59	13.51	230,949	3,083,696	10.09%	11.98%	6.10%
	2022		0.35%	2.05%	10.52	12.07	164,835	1,972,563	-12.85%	-11.35%	7.21%
	2021		0.35%	2.05%	12.08	13.61	155,210	2,095,089	4.17%	5.96%	5.90%

Nomura VIP International Core Equity Series - Standard Class	2025		1.40%	1.65%	26.58	27.81	2,412	64,142	22.52%	22.82%	1.33%
	2024	4/26/2024	1.40%	1.65%	21.64	22.70	2,615	56,617	-1.51%	-1.34%	1.23%

Nomura VIP Mid Cap Growth Series - Service Class	2025		0.00%	1.70%	8.42	26.97	1,237,379	23,206,967	-0.53%	1.18%	0.00%
	2024		0.00%	1.70%	8.46	26.73	1,379,514	26,406,896	0.48%	2.20%	0.00%
	2023		0.00%	1.70%	8.41	26.24	1,705,357	32,495,096	17.60%	19.61%	0.00%
	2022		0.00%	1.70%	7.15	22.00	1,502,826	24,858,884	-31.96%	-30.79%	0.00%
	2021		0.00%	1.70%	14.06	31.88	1,383,925	35,551,587	14.39%	16.24%	0.00%

Nomura VIP Mid Cap Growth Series - Standard Class	2025		0.35%	1.85%	22.06	25.90	221,998	5,573,561	-0.48%	1.03%	0.00%
	2024		0.35%	1.85%	22.17	25.73	199,934	4,977,255	0.59%	2.11%	0.00%
	2023		0.35%	1.85%	22.04	25.28	223,367	5,454,551	17.70%	19.47%	0.00%
	2022		0.35%	1.85%	18.72	21.24	241,180	4,935,031	-31.90%	-30.87%	0.00%
	2021		0.35%	2.05%	27.49	30.83	251,257	7,444,775	14.51%	16.24%	0.00%

Nomura VIP Science and Technology Series - Service Class	2025		0.00%	1.65%	15.94	50.17	1,630,587	60,072,524	31.19%	33.36%	0.00%
	2024		0.00%	1.65%	12.15	37.66	1,776,992	50,437,077	28.46%	30.59%	0.00%
	2023		0.00%	1.65%	9.57	28.87	2,195,413	48,551,697	36.79%	39.06%	0.00%
	2022		0.00%	1.65%	6.97	20.78	2,230,570	36,618,457	-32.96%	-31.84%	0.00%
	2021		0.00%	1.65%	19.58	30.52	2,311,530	57,682,468	13.28%	15.05%	0.00%

Nomura VIP Science and Technology Series - Standard Class	2025		0.35%	0.75%	47.02	48.82	70,520	3,408,798	32.69%	33.22%	0.00%
	2024		0.35%	0.75%	35.44	36.65	76,827	2,795,875	29.94%	30.46%	0.00%
	2023		0.35%	0.75%	27.27	28.09	79,894	2,230,555	38.31%	38.86%	0.00%
	2022		0.35%	0.75%	19.72	20.23	66,131	1,331,705	-32.16%	-31.89%	0.00%
	2021		0.35%	0.75%	29.07	29.70	72,720	2,150,899	14.59%	15.05%	0.00%

Nomura VIP Small Cap Growth Series - Service Class	2025		0.00%	1.65%	15.82	23.26	1,025,951	17,885,603	11.54%	13.39%	0.00%
	2024		0.00%	1.65%	14.14	20.53	1,023,596	16,020,560	12.39%	14.26%	0.00%
	2023		0.00%	1.65%	12.54	17.99	906,817	12,773,105	11.19%	13.04%	0.00%
	2022		0.00%	1.65%	11.25	15.93	755,287	9,679,839	-27.97%	-26.77%	0.00%
	2021		0.00%	1.65%	15.57	21.76	656,146	11,851,738	2.29%	3.88%	0.88%

Nomura VIP Small Cap Growth Series - Standard Class	2025		0.35%	0.75%	22.09	22.93	52,481	1,191,470	12.88%	13.33%	0.00%
	2024		0.35%	0.75%	19.57	20.23	58,858	1,182,046	13.67%	14.13%	0.00%
	2023		0.35%	0.75%	17.21	17.73	75,970	1,341,749	12.54%	12.99%	0.00%
	2022		0.35%	0.75%	15.29	15.69	72,158	1,128,392	-27.18%	-26.90%	0.00%
	2021		0.35%	0.75%	21.00	21.46	36,149	773,314	3.47%	3.88%	1.04%

Nomura VIP Small Cap Value Series - Service Class	2025		0.00%	3.55%	9.83	74.07	13,105,459	446,665,192	4.07%	7.83%	0.97%
	2024		0.00%	3.55%	9.48	69.66	13,336,051	447,394,911	7.15%	11.02%	1.01%
	2023		0.00%	3.55%	8.83	63.63	14,259,135	451,460,551	5.29%	9.10%	0.63%
	2022		0.00%	3.30%	10.41	59.15	13,992,830	425,921,776	-15.21%	-12.36%	0.52%
	2021		0.00%	3.30%	14.76	68.44	14,317,725	524,665,809	29.67%	34.01%	0.62%

Nomura VIP Small Cap Value Series - Standard Class	2025		0.35%	3.15%	10.07	76.38	168,462	5,823,539	4.81%	7.78%	1.41%
	2024		0.35%	2.95%	9.67	71.61	247,736	8,750,758	8.08%	10.93%	1.35%
	2023		0.35%	3.00%	8.95	65.23	238,738	7,132,287	6.21%	9.06%	0.97%
	2022		0.35%	3.00%	13.30	60.44	260,511	7,324,209	-14.69%	-12.40%	0.85%
	2021		0.35%	3.00%	15.60	69.73	262,637	9,029,082	30.45%	33.95%	0.83%

PIMCO VIT All Asset Portfolio - Advisor Class	2025		0.00%	1.65%	11.42	14.97	506,056	6,385,094	12.32%	14.19%	4.55%
	2024		0.00%	1.65%	10.17	13.12	432,475	4,816,810	1.88%	3.57%	6.33%
	2023		0.00%	1.65%	10.10	12.68	439,594	4,771,872	6.25%	8.02%	3.02%
	2022		0.00%	1.65%	9.47	11.75	555,503	5,735,996	-13.31%	-11.87%	7.53%
	2021		0.00%	1.65%	11.09	13.35	592,549	7,018,495	14.14%	15.93%	10.97%

PIMCO VIT All Asset Portfolio - Institutional Class	2025		0.35%	0.75%	13.92	15.14	75,830	1,136,643	13.49%	13.94%	4.76%
	2024		0.35%	0.40%	12.22	13.29	99,140	1,305,134	3.53%	3.59%	7.33%
	2023		0.35%	0.40%	11.80	12.83	55,386	707,713	7.85%	7.90%	3.37%
	2022		0.35%	0.40%	10.94	11.89	21,523	253,272	-12.01%	-11.97%	7.40%
	2021		0.35%	0.80%	12.06	13.51	30,194	395,642	15.49%	16.01%	11.51%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2025		0.65%	2.70%	9.35	13.15	685,445	7,686,136	15.50%	17.89%	2.70%
	2024		0.65%	2.70%	8.10	11.16	855,487	8,243,705	1.20%	3.29%	2.02%
	2023		0.30%	2.70%	8.00	10.80	1,244,529	11,671,432	-10.39%	-8.21%	16.64%
	2022		0.30%	2.75%	8.82	11.81	1,742,915	18,109,927	5.72%	8.34%	21.87%
	2021		0.30%	2.75%	8.14	10.94	1,432,031	14,167,010	29.50%	32.71%	4.11%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	2025		0.40%	0.40%	10.10	10.10	4,736	47,815	18.59%	18.59%	3.00%
	2024		0.40%	0.40%	8.51	8.51	4,643	39,527	3.92%	3.92%	2.31%
	2023		0.40%	0.40%	8.19	8.19	3,766	30,850	-8.11%	-8.11%	24.10%
	2022		0.40%	0.40%	8.92	8.92	7,237	64,524	8.35%	8.35%	29.22%
	2021		0.40%	0.40%	8.23	8.23	4,270	35,134	32.94%	32.94%	4.41%

PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2025		0.30%	1.65%	11.48	13.44	226,394	2,728,787	6.23%	7.68%	5.45%
	2024		0.30%	1.65%	10.81	12.48	270,710	3,061,922	3.78%	5.19%	4.68%
	2023		0.30%	1.65%	10.41	11.86	274,804	2,981,621	5.24%	6.67%	3.59%
	2022		0.30%	1.65%	9.90	11.12	333,588	3,418,090	-7.98%	-6.73%	2.60%
	2021		0.30%	1.65%	10.75	11.92	409,263	4,538,109	-0.47%	0.88%	1.99%

PIMCO VIT Dynamic Bond Portfolio - Institutional Class	2025		0.40%	0.80%	13.05	13.67	7,809	104,508	7.41%	7.84%	5.75%
	2024		0.40%	0.80%	12.15	12.68	6,251	77,162	4.93%	5.35%	4.94%
	2023		0.40%	0.80%	11.58	12.03	8,501	100,358	6.40%	6.83%	3.86%
	2022		0.40%	0.80%	10.88	11.26	8,736	96,648	-6.97%	-6.59%	2.86%
	2021		0.40%	0.80%	11.70	12.06	9,284	110,175	0.63%	1.03%	2.24%

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2025		0.30%	1.65%	12.60	14.74	84,271	1,109,916	12.98%	14.52%	6.84%
	2024		0.30%	1.65%	11.15	12.87	123,108	1,434,905	5.67%	7.10%	6.33%
	2023		0.30%	1.65%	10.55	12.02	142,373	1,565,756	9.19%	10.67%	5.61%
	2022		0.30%	1.65%	9.67	10.86	147,228	1,479,027	-17.18%	-16.05%	4.69%
	2021		0.30%	1.65%	11.67	12.94	180,711	2,183,759	-4.25%	-2.95%	4.38%

PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2025		0.40%	0.80%	14.32	15.00	2,305	34,414	14.23%	14.69%	6.99%
	2024		0.40%	0.40%	13.08	13.08	1,670	21,699	7.26%	7.26%	6.56%
	2023		0.40%	0.40%	12.20	12.20	2,572	31,372	10.82%	10.82%	5.70%
	2022		0.40%	0.40%	11.01	11.01	2,641	29,063	-15.92%	-15.92%	5.03%
	2021		0.40%	0.40%	13.09	13.09	2,566	33,588	-2.81%	-2.81%	4.59%

Putnam VT George Putnam Balanced Fund - Class IA	2025		0.35%	0.75%	23.90	24.79	53,682	1,323,876	13.46%	13.91%	1.57%
	2024		0.35%	0.75%	21.07	21.77	50,985	1,104,384	16.07%	16.54%	2.00%
	2023		0.35%	0.75%	18.15	18.68	87,193	1,615,600	19.37%	19.84%	1.43%
	2022		0.35%	0.50%	15.44	15.58	82,678	1,279,448	-16.24%	-16.11%	0.79%
	2021		0.35%	0.50%	18.43	18.58	39,452	730,284	13.71%	13.88%	0.88%

Putnam VT George Putnam Balanced Fund - Class IB	2025		0.10%	3.45%	11.67	24.77	6,292,965	131,243,498	10.09%	13.84%	1.41%
	2024		0.10%	3.25%	10.58	21.76	6,194,927	116,593,477	12.99%	16.61%	1.11%
	2023		0.10%	3.25%	9.36	18.66	5,817,042	95,202,958	16.07%	19.79%	1.24%
	2022		0.00%	3.20%	10.31	15.58	5,979,813	82,993,525	-18.64%	-15.99%	0.89%
	2021		0.00%	3.45%	13.41	18.57	5,983,336	101,500,615	10.17%	13.92%	0.83%

Putnam VT Global Health Care Fund - Class IA	2025		0.35%	0.75%	22.16	23.06	61,280	1,398,132	14.47%	14.93%	0.00%
	2024		0.35%	0.75%	19.29	20.07	60,296	1,203,445	0.94%	1.34%	0.67%
	2023		0.35%	0.75%	19.04	19.80	63,156	1,245,451	8.57%	9.01%	0.52%
	2022		0.35%	0.75%	17.48	18.16	56,406	1,019,101	-5.15%	-4.77%	0.82%
	2021		0.35%	0.75%	18.36	19.07	51,255	972,075	18.87%	19.35%	1.03%

Putnam VT Global Health Care Fund - Class IB	2025		0.00%	2.35%	13.07	57.62	877,150	20,590,504	12.38%	15.05%	0.00%
	2024		0.00%	2.70%	9.99	50.74	1,033,893	20,656,509	-1.28%	1.43%	0.45%
	2023		0.00%	2.70%	10.12	50.68	1,094,314	22,030,541	6.23%	9.13%	0.30%
	2022		0.00%	2.35%	10.85	47.04	1,142,066	21,901,449	-6.89%	-4.67%	0.41%
	2021		0.00%	2.65%	16.89	50.00	1,106,433	22,860,508	16.28%	19.28%	1.09%

Putnam VT Income Fund - Class IA	2025		0.35%	0.75%	11.09	11.52	72,388	829,562	6.64%	7.07%	4.79%
	2024		0.35%	0.75%	10.40	10.75	61,615	660,193	1.79%	2.20%	5.19%
	2023		0.35%	0.75%	10.22	10.52	75,428	791,717	4.17%	4.59%	5.77%
	2022		0.35%	0.75%	9.81	10.06	68,319	686,168	-14.13%	-13.79%	7.70%
	2021		0.35%	0.75%	11.42	11.67	119,713	1,395,122	-5.15%	-4.77%	1.58%

Putnam VT Income Fund - Class IB	2025		0.00%	1.65%	8.80	11.55	970,429	9,942,181	5.50%	7.25%	4.84%
	2024		0.00%	1.65%	8.34	10.78	981,580	9,466,010	0.65%	2.32%	5.37%
	2023		0.00%	1.65%	8.39	10.55	934,125	8,921,985	2.98%	4.69%	5.87%
	2022		0.00%	1.65%	8.11	10.08	1,035,839	9,559,237	-15.22%	-13.81%	5.53%
	2021		0.00%	1.65%	10.54	11.71	1,036,935	11,222,155	-6.15%	-4.68%	1.30%

Putnam VT Large Cap Value Fund - Class IA	2025		0.35%	2.05%	22.03	24.55	674,657	16,367,873	18.22%	20.24%	1.45%
	2024		0.35%	2.05%	18.63	20.42	651,780	13,180,904	17.04%	19.04%	1.26%
	2023		0.35%	2.05%	15.92	17.15	568,795	9,669,941	13.57%	15.52%	2.06%
	2022		0.35%	1.85%	14.11	14.85	596,498	8,797,820	-4.65%	-3.21%	1.28%
	2021		0.35%	1.85%	14.80	15.34	335,134	5,116,198	25.28%	27.17%	1.23%

Putnam VT Large Cap Value Fund - Class IB	2025		0.00%	3.45%	19.82	58.43	18,901,791	434,401,605	16.27%	20.35%	1.32%
	2024		0.00%	3.45%	17.05	49.21	15,798,537	305,847,792	15.10%	19.14%	0.88%
	2023		0.00%	3.45%	14.81	42.29	10,789,289	176,985,123	11.74%	15.67%	2.02%
	2022		0.00%	3.45%	13.26	37.04	9,875,728	141,926,699	-6.42%	-3.13%	1.22%
	2021		0.00%	3.45%	14.17	38.39	5,395,218	81,902,482	22.99%	27.30%	0.80%

Putnam VT Multi-Asset Absolute Return Fund - Class IA	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.19%
	2022		0.35%	0.35%	9.73	9.73	15,851	152,994	0.14%	0.14%	1.62%
	2021		0.35%	0.35%	9.72	9.72	11,395	110,763	0.71%	0.71%	0.00%

Putnam VT Multi-Asset Absolute Return Fund - Class IB	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	6.26%
	2022		0.10%	1.65%	8.70	9.84	308,428	2,800,490	-1.29%	0.26%	1.33%
	2021		0.10%	1.65%	8.79	9.75	266,667	2,448,687	-0.90%	0.65%	0.00%

Putnam VT Sustainable Future Fund - Class IA	2025	1/17/2025	0.35%	0.50%	14.10	14.16	4,386	61,931	-3.72%	15.88%	0.25%

Putnam VT Sustainable Future Fund - Class IB	2025		0.10%	1.55%	11.37	14.08	42,526	518,281	1.08%	2.55%	0.11%
	2024		0.95%	1.35%	11.22	11.35	62,240	731,844	13.35%	13.80%	0.00%
	2023		1.35%	1.35%	9.90	9.90	13,431	133,595	26.80%	26.80%	0.00%
	2022	7/11/2022	1.35%	1.35%	7.81	7.81	3,980	31,080	-4.70%	-4.70%	0.00%

Putnam VT Sustainable Leaders Fund - Class IA	2025		0.50%	0.75%	15.67	15.77	13,354	209,381	10.16%	10.44%	0.88%
	2024		0.75%	0.75%	14.23	14.23	15,146	215,548	22.41%	22.41%	0.38%
	2023	10/19/2023	0.75%	0.75%	11.62	11.62	16,580	192,688	14.11%	14.11%	0.00%

Putnam VT Sustainable Leaders Fund - Class IB	2025		0.00%	3.25%	13.70	15.75	1,011,486	14,773,292	7.15%	10.69%	0.63%
	2024		0.00%	3.25%	12.74	14.28	745,742	10,005,825	19.09%	23.02%	0.09%
	2023		0.00%	1.35%	10.59	10.86	52,088	565,408	24.42%	26.11%	0.03%
	2022	10/17/2022	0.00%	1.35%	8.51	8.61	587	5,039	-5.24%	3.35%	0.00%

Rational Trend Aggregation VA Fund	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%

Templeton Foreign VIP Fund - Class 1	2025		0.35%	0.35%	16.83	16.83	12,787	215,240	29.05%	29.05%	2.26%
	2024		0.35%	0.35%	13.04	13.04	13,678	178,406	-1.14%	-1.14%	2.66%
	2023		0.35%	0.35%	13.19	13.19	18,168	238,901	20.67%	20.67%	4.06%
	2022		0.35%	0.35%	10.93	10.93	15,124	165,362	-7.71%	-7.71%	2.45%
	2021		0.35%	0.35%	11.85	11.85	13,408	158,848	4.07%	4.07%	2.13%

Templeton Foreign VIP Fund - Class 4	2025		0.00%	1.65%	11.61	17.30	609,295	7,919,709	26.86%	28.97%	2.21%
	2024		0.00%	1.65%	9.15	13.42	634,959	6,492,463	-2.70%	-1.08%	1.95%
	2023		0.00%	1.65%	9.40	13.56	563,962	5,845,314	18.71%	20.69%	3.29%
	2022		0.00%	1.65%	7.92	11.24	442,147	3,808,570	-9.26%	-7.75%	2.86%
	2021		0.00%	1.65%	8.73	12.18	447,642	4,227,975	2.40%	4.10%	1.65%

Templeton Global Bond VIP Fund - Class 1	2025		0.35%	0.90%	8.74	9.89	286,989	2,789,408	15.05%	15.68%	0.00%
	2024		0.35%	0.80%	7.68	8.55	234,200	1,973,897	-11.84%	-11.44%	0.00%
	2023		0.35%	0.80%	8.71	9.65	300,037	2,854,973	2.37%	2.83%	0.00%
	2022		0.35%	0.80%	8.51	9.38	315,078	2,900,677	-5.61%	-5.18%	0.00%
	2021		0.35%	0.80%	9.01	9.90	315,951	3,068,688	-5.38%	-4.96%	0.00%

Templeton Global Bond VIP Fund - Class 2	2025		0.60%	3.40%	6.97	16.27	11,594,979	152,783,627	11.86%	15.04%	0.00%
	2024		0.60%	3.40%	6.21	14.15	12,816,634	150,705,532	-14.34%	-11.90%	0.00%
	2023		0.60%	3.40%	7.24	16.06	12,834,070	176,531,404	-0.56%	2.27%	0.00%
	2022		0.60%	3.15%	7.26	15.70	13,582,384	187,562,645	-7.90%	-5.52%	0.00%
	2021		0.60%	3.15%	7.88	16.62	15,968,918	238,356,004	-7.94%	-5.56%	0.00%

Templeton Global Bond VIP Fund - Class 4	2025		0.00%	1.65%	7.68	9.69	1,993,696	16,546,804	13.67%	15.56%	0.00%
	2024		0.00%	1.65%	6.76	8.40	2,073,762	15,017,634	-12.87%	-11.42%	0.00%
	2023		0.00%	1.65%	7.76	9.49	2,015,201	16,601,199	1.14%	2.82%	0.00%
	2022		0.00%	1.65%	7.67	9.24	2,136,041	17,279,763	-6.68%	-5.13%	0.00%
	2021		0.00%	1.65%	8.22	9.75	2,640,467	22,778,375	-6.57%	-5.01%	0.00%

Templeton Growth VIP Fund - Class 2	2025		1.10%	3.20%	12.09	32.29	610,445	15,373,756	19.93%	22.47%	0.88%
	2024		1.10%	3.20%	10.07	26.42	696,377	14,447,935	2.08%	4.25%	0.94%
	2023		1.10%	3.20%	9.85	25.39	770,850	15,509,661	17.20%	19.69%	3.32%
	2022		1.10%	3.05%	9.91	21.26	843,700	14,397,026	-14.17%	-12.47%	0.16%
	2021		1.10%	3.05%	11.51	24.34	969,107	19,234,458	1.72%	3.72%	1.11%

TOPS® Balanced ETF Portfolio - Service Class Shares	2025		0.50%	0.50%	14.86	14.86	15,302	227,448	12.25%	12.25%	1.92%
	2024		0.50%	0.70%	13.09	13.24	23,744	313,196	6.05%	6.26%	2.03%
	2023		0.50%	0.70%	12.35	12.46	45,410	562,474	10.54%	10.77%	1.84%
	2022		0.70%	0.70%	11.17	11.17	45,748	512,264	-11.84%	-11.84%	1.93%
	2021	6/8/2021	0.70%	0.70%	12.67	12.67	30,218	382,857	1.40%	1.40%	0.87%

TOPS® Moderate Growth ETF Portfolio - Service Class Shares	2025		0.50%	1.85%	14.99	16.40	737,062	11,117,564	13.00%	14.54%	1.83%
	2024		0.50%	1.85%	13.27	14.32	789,574	10,526,891	6.74%	8.19%	1.78%
	2023		0.50%	1.85%	12.43	13.23	829,716	10,346,995	11.28%	12.80%	1.64%
	2022		0.50%	1.85%	11.17	11.73	880,841	9,859,892	-14.46%	-13.29%	1.38%
	2021		0.50%	1.85%	13.06	13.53	945,688	12,366,230	10.73%	12.24%	0.93%

VanEck VIP Global Resources Fund - Class S Shares	2025		0.00%	1.65%	9.02	20.22	633,114	7,451,278	33.94%	36.17%	2.33%
	2024		0.00%	1.65%	6.74	14.85	556,816	4,801,205	-4.67%	-3.09%	2.37%
	2023		0.00%	1.65%	7.07	15.33	631,288	5,519,070	-5.41%	-3.84%	2.41%
	2022		0.00%	1.65%	7.47	15.94	1,189,115	11,224,355	6.35%	8.12%	1.90%
	2021		0.00%	1.65%	7.02	11.86	707,156	5,554,519	16.74%	18.56%	0.19%

VanEck VIP Global Resources Fund - Initial Class Shares	2025		0.35%	0.75%	10.74	15.88	57,098	874,716	35.46%	36.00%	3.00%
	2024		0.35%	0.75%	7.90	11.67	27,733	305,661	-3.56%	-3.17%	2.27%
	2023		0.35%	0.75%	8.16	12.06	74,082	874,592	-4.30%	-3.92%	2.82%
	2022		0.35%	0.75%	8.50	12.55	67,685	819,889	7.58%	8.01%	2.04%
	2021		0.35%	0.75%	7.87	11.62	51,089	566,336	18.03%	18.50%	0.63%

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	2025		0.00%	1.65%	10.42	14.13	1,525,987	18,887,895	5.82%	7.58%	5.31%
	2024		0.00%	1.65%	9.84	13.17	1,496,930	17,429,056	4.18%	5.91%	5.81%
	2023		0.00%	1.65%	9.45	12.47	1,410,793	15,731,217	6.91%	8.69%	4.78%
	2022		0.00%	1.65%	8.91	11.51	1,425,384	14,866,880	-11.00%	-9.52%	3.41%
	2021		0.00%	1.65%	11.19	12.76	1,416,816	16,681,379	-0.58%	0.97%	3.06%

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	2025		0.35%	0.80%	13.26	14.35	254,189	3,502,872	6.91%	7.39%	5.93%
	2024		0.35%	0.80%	12.40	13.37	257,547	3,311,083	5.33%	5.81%	6.55%
	2023		0.35%	0.80%	11.77	12.65	247,795	3,008,239	8.06%	8.55%	7.07%
	2022		0.35%	0.75%	10.88	11.66	145,585	1,640,052	-10.01%	-9.65%	4.07%
	2021		0.35%	0.75%	12.10	12.91	103,589	1,295,748	0.53%	0.94%	3.53%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2025:

Subaccount	Aggregate Cost of Purchases ($)	Aggregate Proceeds from Sales ($)

AB VPS Discovery Value Portfolio - Class A	745,780	81,940
AB VPS Discovery Value Portfolio - Class B	28,126,270	23,286,519
AB VPS Large Cap Growth Portfolio - Class B	1,497,203	2,494,777
AB VPS Sustainable Global Thematic Portfolio - Class B	4,100,753	5,135,866
ALPS Global Opportunity Portfolio - Class I	276,854	1,199,919
ALPS Global Opportunity Portfolio - Class III	1,250,123	2,898,145
ALPS/Alerian Energy Infrastructure Portfolio - Class I	993,344	3,452,682
ALPS/Alerian Energy Infrastructure Portfolio - Class III	16,532,713	8,652,639
American Funds® IS American Funds Global Balanced Fund - Class 1	22,634	218,574
American Funds® IS American Funds Global Balanced Fund - Class 1A	1,017,863	427,137
American Funds® IS American Funds Mortgage Fund - Class 1	82,931	95,204
American Funds® IS American Funds Mortgage Fund - Class 1A	900,102	380,128
American Funds® IS American Funds Mortgage Fund - Class 4	2,417,200	1,291,702
American Funds® IS American High-Income Trust - Class 1	440,314	187,589
American Funds® IS American High-Income Trust - Class 1A	733,167	1,488,869
American Funds® IS Asset Allocation Fund - Class 1	3,271,606	567,630
American Funds® IS Asset Allocation Fund - Class 1A	16,428,156	5,226,690
American Funds® IS Asset Allocation Fund - Class 4	80,195,079	33,266,218
American Funds® IS Capital Income Builder - Class 1	49,243	65,174
American Funds® IS Capital Income Builder - Class 1A	2,621,754	1,716,271
American Funds® IS Capital Income Builder - Class 4	31,282,792	18,568,988
American Funds® IS Capital World Bond Fund - Class 1	441,892	460,861
American Funds® IS Capital World Bond Fund - Class 1A	219,490	143,694
American Funds® IS Capital World Growth and Income Fund - Class 1	89,482	62,862
American Funds® IS Capital World Growth and Income Fund - Class 1A	1,547,393	552,008
American Funds® IS Global Growth Fund - Class 1	685,833	212,083
American Funds® IS Global Growth Fund - Class 1A	11,226,069	3,447,429
American Funds® IS Global Growth Fund - Class 2	34,724,050	41,612,529
American Funds® IS Global Growth Fund - Class 4	42,163,044	21,489,898
American Funds® IS Global Small Capitalization Fund - Class 1	54,876	71,275
American Funds® IS Global Small Capitalization Fund - Class 1A	666,188	422,166
American Funds® IS Global Small Capitalization Fund - Class 2	9,254,634	41,096,883
American Funds® IS Global Small Capitalization Fund - Class 4	53,030,836	8,808,275
American Funds® IS Growth Fund - Class 1	1,046,233	1,508,903
American Funds® IS Growth Fund - Class 1A	16,157,532	10,455,894
American Funds® IS Growth Fund - Class 2	120,024,560	266,763,412
American Funds® IS Growth Fund - Class 4	241,264,961	64,136,512
American Funds® IS Growth-Income Fund - Class 1	495,525	534,120
American Funds® IS Growth-Income Fund - Class 1A	14,707,466	4,481,829
American Funds® IS Growth-Income Fund - Class 2	274,042,033	273,362,555
American Funds® IS Growth-Income Fund - Class 4	177,564,360	40,616,680
American Funds® IS International Fund - Class 1	62,398	433,892
American Funds® IS International Fund - Class 1A	2,106,500	1,571,575
American Funds® IS International Fund - Class 2	9,914,655	75,582,533
American Funds® IS International Fund - Class 4	12,373,809	7,100,562
American Funds® IS International Growth and Income Fund - Class 1	31,673	232,295
American Funds® IS International Growth and Income Fund - Class 1A	1,723,416	980,741
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	731,943	361,307
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	11,953,885	25,305,391
American Funds® IS Managed Risk Growth Fund - Class P1	516,552	1,301,658
American Funds® IS Managed Risk Growth-Income Fund - Class P1	126,679	281,020
American Funds® IS Managed Risk International Fund - Class P1	155,080	214,270
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	220,513	345,511
American Funds® IS New World Fund - Class 1	194,299	798,698
American Funds® IS New World Fund - Class 1A	1,859,253	2,693,988
American Funds® IS New World Fund - Class 4	7,546,085	11,767,027
American Funds® IS The Bond Fund of America - Class 1	849,587	1,564,521
American Funds® IS The Bond Fund of America - Class 1A	8,398,836	3,699,086
American Funds® IS U.S. Government Securities Fund - Class 1	18,394	17,534
American Funds® IS U.S. Government Securities Fund - Class 1A	4,497,532	3,988,948
American Funds® IS Washington Mutual Investors Fund - Class 1	482,553	716,740
American Funds® IS Washington Mutual Investors Fund - Class 1A	6,530,088	2,810,228
American Funds® IS Washington Mutual Investors Fund - Class 4	62,123,928	16,917,394
ClearBridge Variable Growth Portfolio - Class I	788,278	211,369
ClearBridge Variable Growth Portfolio - Class II	4,913,621	2,996,517
ClearBridge Variable Large Cap Growth Portfolio - Class I	3,200,323	2,744,515
ClearBridge Variable Large Cap Growth Portfolio - Class II	50,404,888	27,535,101
ClearBridge Variable Mid Cap Portfolio - Class I	310,457	474,756
ClearBridge Variable Mid Cap Portfolio - Class II	6,753,396	8,931,325
Columbia VP Commodity Strategy Fund - Class 1	825,092	1,680,521
Columbia VP Commodity Strategy Fund - Class 2	4,176,020	2,795,499
Columbia VP Emerging Markets Bond Fund - Class 1	315,315	132,698
Columbia VP Emerging Markets Bond Fund - Class 2	1,624,355	519,651
Columbia VP Strategic Income Fund - Class 1	1,673,160	677,425
Columbia VP Strategic Income Fund - Class 2	7,007,862	2,036,246
DWS Alternative Asset Allocation VIP Portfolio - Class A	323,389	2,414,350
DWS Alternative Asset Allocation VIP Portfolio - Class B	2,349,644	5,428,413
DWS Equity 500 Index VIP Portfolio - Class A	841,797	1,087,624
DWS Small Cap Index VIP Portfolio - Class A	195,739	263,725
Eaton Vance VT Floating-Rate Income Fund - ADV Class	935,599	1,425,423
Eaton Vance VT Floating-Rate Income Fund - Initial Class	15,895,754	15,795,978
Fidelity® VIP Balanced Portfolio - Initial Class	6,816,457	2,669,305
Fidelity® VIP Balanced Portfolio - Service Class 2	148,525,146	21,441,423
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	27,309	32,834
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	2,353,284	1,356,005
Fidelity® VIP Consumer Staples Portfolio - Initial Class	193,073	153,752
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	1,139,934	540,232
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,392,225	2,664,566
Fidelity® VIP Contrafund® Portfolio - Service Class	184,699	55,330
Fidelity® VIP Contrafund® Portfolio - Service Class 2	376,157,725	129,460,200
Fidelity® VIP Financials Portfolio - Initial Class	423,182	170,548
Fidelity® VIP Financials Portfolio - Service Class 2	3,602,912	2,087,468
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	55,543	163,300
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	5,009,642	7,687,512
Fidelity® VIP Growth Portfolio - Initial Class	12,883,956	2,706,600
Fidelity® VIP Growth Portfolio - Service Class 2	86,052,782	70,433,586
Fidelity® VIP Mid Cap Portfolio - Initial Class	8,002,054	1,269,632
Fidelity® VIP Mid Cap Portfolio - Service Class 2	134,841,328	41,898,946
Fidelity® VIP Strategic Income Portfolio - Initial Class	3,952,083	3,081,243
Fidelity® VIP Strategic Income Portfolio - Service Class 2	13,181,603	4,885,779
Fidelity® VIP Technology Portfolio - Initial Class	1,214,279	378,804
Fidelity® VIP Technology Portfolio - Service Class 2	16,541,811	9,041,166
First Trust Capital Strength Hedged Equity Portfolio - Class I	7,973,349	2,396,821
First Trust Capital Strength Portfolio - Class I	35,041,718	13,621,294
First Trust Dorsey Wright Tactical Core Portfolio - Class I	1,835,283	2,363,799
First Trust Growth Strength Portfolio - Class I	18,404,127	1,891,149
First Trust International Developed Capital Strength Portfolio - Class I	17,780,110	5,586,449
First Trust Multi Income Allocation Portfolio - Class I	8,237,385	5,369,460
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	22,999,106	23,583,443
Franklin Allocation VIP Fund - Class 1	15,019	16,568
Franklin Allocation VIP Fund - Class 4	8,964,867	3,233,500
Franklin Income VIP Fund - Class 1	496,218	235,230
Franklin Income VIP Fund - Class 2	26,286,411	54,682,787
Franklin Income VIP Fund - Class 4	32,712,546	20,254,699
Franklin Multi-Asset Variable Conservative Growth - Class I	13,003	1,445
Franklin Multi-Asset Variable Conservative Growth - Class II	4,998,140	2,784,272
Franklin Mutual Shares VIP Fund - Class 1	123,420	53,588
Franklin Mutual Shares VIP Fund - Class 2	54,488,686	56,560,648
Franklin Mutual Shares VIP Fund - Class 4	11,982,121	5,327,731
Franklin Rising Dividends VIP Fund - Class 1	1,127,835	841,583
Franklin Rising Dividends VIP Fund - Class 4	20,092,472	11,758,917
Franklin Small Cap Value VIP Fund - Class 1	968,548	637,568
Franklin Small Cap Value VIP Fund - Class 4	7,226,046	7,083,324
Franklin Small-Mid Cap Growth VIP Fund - Class 1	297,883	260,966
Franklin Small-Mid Cap Growth VIP Fund - Class 4	3,856,902	1,956,614
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	3,217,540	132,292
Goldman Sachs VIT Government Money Market Fund - Service Shares	6,670,298	7,400,966
Goldman Sachs VIT Large Cap Value Fund - Service Shares	16,227,963	13,324,488
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	33,980	4,292,920
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	58,832	3,570,901
Guggenheim VT Multi-Hedge Strategies	1,398,243	5,580,120
Hartford Capital Appreciation HLS Fund - Class IA	16,602	504
Hartford Capital Appreciation HLS Fund - Class IC	2,120,638	3,176,266
Invesco V.I. American Franchise Fund - Series I Shares	226,498	217,618
Invesco V.I. American Franchise Fund - Series II Shares	76,616	364,589
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	23,624	17,097
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	811,098	1,224,775
Invesco V.I. Comstock Fund - Series I Shares	1,268,275	608,599
Invesco V.I. Comstock Fund - Series II Shares	13,381,707	6,583,709
Invesco V.I. Core Equity Fund - Series I Shares	494,506	704,020
Invesco V.I. Core Equity Fund - Series II Shares	84,925	141,525
Invesco V.I. Diversified Dividend Fund - Series I Shares	1,716,162	343,892
Invesco V.I. Diversified Dividend Fund - Series II Shares	7,874,517	8,031,786
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	826,345	1,547,272
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	33,198,353	37,966,270
Invesco V.I. Equity and Income Fund - Series I Shares	251,074	53,863
Invesco V.I. Equity and Income Fund - Series II Shares	6,480,382	3,630,127
Invesco V.I. EQV International Equity Fund - Series I Shares	454,349	919,472
Invesco V.I. EQV International Equity Fund - Series II Shares	9,063,445	10,753,578
Invesco V.I. Global Fund - Series II Shares	1,179,944	1,355,774
Invesco V.I. International Growth Fund - Series I Shares	109,927	324,700
Invesco V.I. International Growth Fund - Series II Shares	2,271,816	2,259,692
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	826,217	698,238
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	11,839,985	5,447,000
Janus Henderson Balanced Portfolio - Service Shares	629,479	2,335,067
Janus Henderson Enterprise Portfolio - Service Shares	448,440	667,848
Janus Henderson Global Research Portfolio - Service Shares	201,774	125,499
Lincoln Hedged Nasdaq-100 Fund - Service Class	6,543,930	2,624,860
Lincoln Hedged Nasdaq-100 Fund - Standard Class	230,978	176,706
Lincoln Hedged S&P 500 Conservative Fund - Service Class	11,329,796	3,012,743
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	1,157,971	17,208
Lincoln Hedged S&P 500 Fund - Service Class	25,370,488	2,979,245
Lincoln Hedged S&P 500 Fund - Standard Class	497,823	43,936
Lincoln Opportunistic Hedged Equity Fund - Service Class	5,222,114	1,258,071
Lincoln Opportunistic Hedged Equity Fund - Standard Class	169,483	37,200
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	9,000,762	9,234,973
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	782,341	4,846,396
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	1,204,001	1,475,066
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	12,613,536	7,237,149
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	131,817,007	60,432,840
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	3,010,717	1,290,064
LVIP American Balanced Allocation Fund - Service Class	15,789,107	13,869,626
LVIP American Balanced Allocation Fund - Standard Class	4,570,001	3,362,508
LVIP American Century Balanced Fund - Service Class	12,937,247	17,602,350
LVIP American Century Balanced Fund - Standard Class II	112,824	232,640
LVIP American Century Capital Appreciation Fund - Service Class	22,745,200	5,343,022
LVIP American Century Capital Appreciation Fund - Standard Class II	1,182,246	848,980
LVIP American Century Disciplined Core Value Fund - Service Class	2,745,876	375,461
LVIP American Century Disciplined Core Value Fund - Standard Class II	33,402	10,904
LVIP American Century Inflation Protection Fund - Service Class	19,506,870	2,785,501
LVIP American Century Inflation Protection Fund - Standard Class II	715,545	253,202
LVIP American Century International Fund - Service Class	6,202,433	925,113
LVIP American Century International Fund - Standard Class II	746,476	479,362
LVIP American Century Large Company Value Fund - Service Class	16,201,140	13,817,921
LVIP American Century Large Company Value Fund - Standard Class II	952,950	1,483,241
LVIP American Century Mid Cap Value Fund - Service Class	7,654,764	775,421
LVIP American Century Mid Cap Value Fund - Standard Class II	501,896	224,820
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	39,345,605	58,505,983
LVIP American Century Ultra® Fund - Service Class	49,071,343	67,388,164
LVIP American Century Ultra® Fund - Standard Class	1,834,309	1,580,911
LVIP American Century Value Fund - Service Class	22,100,574	1,418,080
LVIP American Century Value Fund - Standard Class II	851,871	539,006
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	7,522,059	1,026,900
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,821,419	6,954,430
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	26,721	58,157
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	5,186,083	13,826,906
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	32,262	14,589
LVIP American Global Growth Fund - Service Class II	28,127,902	37,266,827
LVIP American Global Small Capitalization Fund - Service Class II	3,190,473	53,631,348
LVIP American Growth Allocation Fund - Service Class	20,607,864	6,604,177
LVIP American Growth Allocation Fund - Standard Class	3,384,332	1,521,472
LVIP American Growth Fund - Service Class II	369,992,326	96,747,428
LVIP American Growth-Income Fund - Service Class II	235,185,814	61,883,672
LVIP American Income Allocation Fund - Standard Class	18,327	37,455
LVIP American International Fund - Service Class II	9,678,437	36,933,446
LVIP American Preservation Fund - Service Class	13,119,654	4,485,116
LVIP American Preservation Fund - Standard Class	15,610	95,783
LVIP Baron Growth Opportunities Fund - Service Class	69,993,271	35,563,188
LVIP Baron Growth Opportunities Fund - Standard Class	1,403,618	1,110,222
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	426,069,218	234,602,285
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	49,726	45,693
LVIP BlackRock Equity Dividend Fund - Service Class	31,788,303	23,289,468
LVIP BlackRock Equity Dividend Fund - Standard Class	722,178	546,175
LVIP BlackRock Global Allocation Fund - Service Class	50,265,130	110,858,729
LVIP BlackRock Global Allocation Fund - Standard Class	1,251,869	1,922,086
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	31,641,625	107,978,024
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	3,549	21,811
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	21,576,660	40,133,264
LVIP BlackRock Inflation Protected Bond Fund - Service Class	27,176,335	88,057,962
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,250,461	3,097,082
LVIP BlackRock Real Estate Fund - Service Class	7,936,567	10,949,611
LVIP BlackRock Real Estate Fund - Standard Class	928,854	946,793
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	31,540,189	66,714,457
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	874	238
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	138,680,403	224,905,505
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	549,733	456,871
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	124,580,730	105,511,102
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	24,761	29,912
LVIP Channing Small Cap Value Fund - Service Class	6,597,433	4,489,220
LVIP Channing Small Cap Value Fund - Standard Class	555,851	548,269
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	52,812,274	86,142,688
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	14,278	7,834
LVIP Dimensional International Core Equity Fund - Service Class	27,539,000	23,713,100
LVIP Dimensional International Core Equity Fund - Standard Class	6,355,157	4,456,914
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	17,065,820	140,536,602
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	615,995	1,194,779
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	42,806,447	31,255,938
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	8,571,498	4,410,072
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	44,301,174	19,328,576
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	8,993,097	6,308,549
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	111,760,229	153,350,027
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,581,285	1,449,168
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	91,002,734	74,251,394
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	14,993	7,762
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	103,861,525	216,381,783
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	3,548,854	3,245,323
LVIP Franklin Templeton Core Bond Fund - Service Class	773,183,170	363,228,017
LVIP Franklin Templeton Core Bond Fund - Standard Class	19,906,019	7,186,102
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	93,185,239	117,293,074
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	5,401,209	27,009,717
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	826,369	766,055
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	11,793,175	24,097,986
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	1,663,725	1,421,270
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	29,997,674	42,106,791
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2,121,724	1,672,343
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	17,751,265	21,412,525
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,741,084	1,826,064
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	14,807,777	27,634,021
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	98,527	265,724
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	15,291,117	102,896,032
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	551,292	143,923
LVIP Global Growth Allocation Managed Risk Fund - Service Class	291,559,023	761,366,591
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,147,060	890,783
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	167,992,319	611,595,147
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	420,490	1,225,424
LVIP Government Money Market Fund - Service Class	777,847,339	688,557,587
LVIP Government Money Market Fund - Standard Class	29,134,114	32,277,214
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	120,641,669	381,107,464
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	—	89,570
LVIP JPMorgan Core Bond Fund - Service Class	276,139,535	15,142,847
LVIP JPMorgan Core Bond Fund - Standard Class	11,385,451	2,840,939
LVIP JPMorgan High Yield Fund - Service Class	25,789,395	24,172,063
LVIP JPMorgan High Yield Fund - Standard Class	1,531,277	684,220
LVIP JPMorgan Mid Cap Value Fund - Service Class	26,656,114	911,853
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,293,139	433,480
LVIP JPMorgan Retirement Income Fund - Service Class	4,553,063	4,514,843
LVIP JPMorgan Retirement Income Fund - Standard Class	271,080	278,291
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	57,286,167	54,798,414
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	39,214	21,831
LVIP JPMorgan Short Duration Bond Fund - Service Class	66,734,510	119,251,190
LVIP JPMorgan Short Duration Bond Fund - Standard Class	2,720,734	1,526,108
LVIP JPMorgan Small Cap Core Fund - Service Class	29,965,687	3,019,764
LVIP JPMorgan Small Cap Core Fund - Standard Class	1,693,625	571,141
LVIP JPMorgan U.S. Equity Fund - Service Class	86,405,185	4,860,438
LVIP JPMorgan U.S. Equity Fund - Standard Class	5,420,523	873,454
LVIP Loomis Sayles Global Growth Fund - Service Class	5,984,133	1,950,661
LVIP Loomis Sayles Global Growth Fund - Standard Class	262,890	121,498
LVIP Macquarie Wealth Builder Fund - Service Class	6,851,719	21,257,375
LVIP Macquarie Wealth Builder Fund - Standard Class	807,464	2,804,267
LVIP MFS International Growth Fund - Service Class	51,539,720	29,877,341
LVIP MFS International Growth Fund - Standard Class	803,921	307,071
LVIP MFS Value Fund - Service Class	109,406,891	82,683,703
LVIP MFS Value Fund - Standard Class	1,581,151	1,708,662
LVIP Mondrian Global Income Fund - Service Class	11,930,771	51,979,954
LVIP Mondrian Global Income Fund - Standard Class	170,509	1,254,355
LVIP Mondrian International Value Fund - Service Class	24,461,046	51,473,566
LVIP Mondrian International Value Fund - Standard Class	3,874,086	2,330,185
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	5,960,851	20,235,028
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	11,141	61,989
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	51,460,341	112,431,914
LVIP Nomura Diversified Floating Rate Fund - Service Class	50,059,716	87,963,776
LVIP Nomura Diversified Floating Rate Fund - Standard Class	930,125	921,398
LVIP Nomura High Yield Fund - Service Class	7,644,110	11,927,254
LVIP Nomura High Yield Fund - Standard Class	808,451	474,260
LVIP Nomura Mid Cap Value Fund - Service Class	29,875,422	16,861,063
LVIP Nomura Mid Cap Value Fund - Standard Class	552,774	261,824
LVIP Nomura SMID Cap Core Fund - Service Class	18,749,692	13,820,343
LVIP Nomura SMID Cap Core Fund - Standard Class	905,669	642,097
LVIP Nomura Social Awareness Fund - Service Class	8,208,142	11,821,896
LVIP Nomura Social Awareness Fund - Standard Class	748,899	1,644,254
LVIP Nomura U.S. Growth Fund - Service Class	58,001,326	59,464,570
LVIP Nomura U.S. Growth Fund - Standard Class	518,292	581,814
LVIP Nomura U.S. REIT Fund - Service Class	5,854,861	14,531,813
LVIP Nomura U.S. REIT Fund - Standard Class	796,404	1,477,351
LVIP PIMCO Low Duration Bond Fund - Service Class	118,102,896	141,208,245
LVIP PIMCO Low Duration Bond Fund - Standard Class	6,521,683	6,373,735
LVIP SSGA Bond Index Fund - Service Class	66,139,356	80,903,847
LVIP SSGA Bond Index Fund - Standard Class	9,557,280	4,060,837
LVIP SSGA Conservative Index Allocation Fund - Service Class	8,372,591	13,088,672
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,160,394	446,069
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	4,295,525	2,954,958
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2,024,104	1,436,985
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	13,748,747	83,882,817
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	331,752	134,056
LVIP SSGA International Index Fund - Service Class	29,425,984	36,148,544
LVIP SSGA International Index Fund - Standard Class	5,279,413	3,889,896
LVIP SSGA International Managed Volatility Fund - Service Class	8,009,411	61,776,533
LVIP SSGA International Managed Volatility Fund - Standard Class	23,312	23,054
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	114,574,302	127,138,637
LVIP SSGA Mid-Cap Index Fund - Service Class	56,934,900	10,887,859
LVIP SSGA Mid-Cap Index Fund - Standard Class	6,325,296	3,010,108
LVIP SSGA Moderate Index Allocation Fund - Service Class	25,349,672	31,584,645
LVIP SSGA Moderate Index Allocation Fund - Standard Class	353,550	629,236
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	21,835,066	29,539,279
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	598,824	753,446
LVIP SSGA Nasdaq-100 Index Fund - Service Class	19,944,186	5,470,659
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	2,837,712	1,815,124
LVIP SSGA S&P 500 Index Fund - Service Class	432,431,085	108,416,135
LVIP SSGA S&P 500 Index Fund - Standard Class	37,506,223	13,239,749
LVIP SSGA Short-Term Bond Index Fund - Service Class	65,426,780	44,018,787
LVIP SSGA Short-Term Bond Index Fund - Standard Class	6,123,910	4,116,119
LVIP SSGA Small-Cap Index Fund - Service Class	64,937,484	44,409,355
LVIP SSGA Small-Cap Index Fund - Standard Class	5,436,496	4,292,025
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	61,710,024	93,704,132
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	26,717	6,604
LVIP Structured Conservative Allocation Fund - Service Class	5,120,448	19,080,917
LVIP Structured Conservative Allocation Fund - Standard Class	414,322	139,758
LVIP Structured Moderate Allocation Fund - Service Class	33,215,979	85,072,040
LVIP Structured Moderate Allocation Fund - Standard Class	19,356,522	2,446,758
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	16,628,930	44,866,909
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	1,717,644	1,218,083
LVIP T. Rowe Price 2020 Fund - Service Class	584,548	1,591,642
LVIP T. Rowe Price 2030 Fund - Service Class	655,244	678,267
LVIP T. Rowe Price 2040 Fund - Service Class	402,315	551,404
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	97,710,600	35,458,229
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,710,670	1,602,325
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	28,283,794	19,333,556
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	148,273	367,225
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	94,157,023	203,158,862
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	161,475	445,124
LVIP Vanguard Bond Allocation Fund - Service Class	144,597,226	59,146,066
LVIP Vanguard Bond Allocation Fund - Standard Class	22,573,847	6,301,905
LVIP Vanguard Domestic Equity ETF Fund - Service Class	268,806,723	51,495,443
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	27,844,086	5,774,137
LVIP Vanguard International Equity ETF Fund - Service Class	32,670,036	34,502,431
LVIP Vanguard International Equity ETF Fund - Standard Class	7,240,559	4,916,492
LVIP Wellington SMID Cap Value Fund - Service Class	22,213,357	12,380,371
LVIP Wellington SMID Cap Value Fund - Standard Class	605,943	241,211
LVIP Western Asset Core Bond Fund - Service Class	43,848,900	521,858,586
LVIP Western Asset Core Bond Fund - Standard Class	1,306,220	16,663,994
MFS® VIT Growth Series - Initial Class	1,545,160	479,621
MFS® VIT Growth Series - Service Class	71,010,049	32,079,931
MFS® VIT Total Return Series - Initial Class	628,569	378,533
MFS® VIT Total Return Series - Service Class	20,349,483	17,421,765
MFS® VIT Utilities Series - Initial Class	583,961	1,361,628
MFS® VIT Utilities Series - Service Class	10,936,214	23,795,134
MFS® VIT II Core Equity Portfolio - Service Class	316,450	628,829
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	826,632	402,742
MFS® VIT II International Intrinsic Value Portfolio - Service Class	5,807,674	5,257,694
Morgan Stanley VIF Growth Portfolio - Class II	123,184	1,338,594
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,970,647	2,193,764
Nomura VIP Asset Strategy Series - Service Class	1,138,068	1,142,123
Nomura VIP Asset Strategy Series - Standard Class	66,857	11,732
Nomura VIP Emerging Markets Series - Service Class	7,939,905	83,797,112
Nomura VIP Emerging Markets Series - Standard Class	542,741	318,368
Nomura VIP Energy Series - Service Class	1,595,192	2,366,284
Nomura VIP Energy Series - Standard Class	486,604	295,854
Nomura VIP High Income Series - Service Class	3,674,054	4,278,971
Nomura VIP High Income Series - Standard Class	622,631	676,074
Nomura VIP International Core Equity Series - Standard Class	3,906	5,876
Nomura VIP Mid Cap Growth Series - Service Class	9,878,330	7,819,754
Nomura VIP Mid Cap Growth Series - Standard Class	2,255,463	652,650
Nomura VIP Science and Technology Series - Service Class	16,199,096	14,268,743
Nomura VIP Science and Technology Series - Standard Class	1,175,614	1,033,802
Nomura VIP Small Cap Growth Series - Service Class	2,306,981	2,646,635
Nomura VIP Small Cap Growth Series - Standard Class	143,185	274,992
Nomura VIP Small Cap Value Series - Service Class	45,048,412	47,523,226
Nomura VIP Small Cap Value Series - Standard Class	979,198	3,761,578
PIMCO VIT All Asset Portfolio - Advisor Class	1,775,188	687,001
PIMCO VIT All Asset Portfolio - Institutional Class	414,273	682,576
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	922,476	2,665,305
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	20,309	17,660
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	267,487	663,645
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	30,234	5,320
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	330,917	757,022
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	11,262	1,050
Putnam VT George Putnam Balanced Fund - Class IA	361,750	254,785
Putnam VT George Putnam Balanced Fund - Class IB	23,499,212	18,967,774
Putnam VT Global Health Care Fund - Class IA	612,434	498,307
Putnam VT Global Health Care Fund - Class IB	3,762,896	5,258,973
Putnam VT Income Fund - Class IA	318,050	168,208
Putnam VT Income Fund - Class IB	1,727,660	1,450,895
Putnam VT Large Cap Value Fund - Class IA	4,807,531	3,279,396
Putnam VT Large Cap Value Fund - Class IB	100,908,277	14,627,374
Putnam VT Sustainable Future Fund - Class IA	113,576	52,869
Putnam VT Sustainable Future Fund - Class IB	345,511	471,618
Putnam VT Sustainable Leaders Fund - Class IA	82,220	83,938
Putnam VT Sustainable Leaders Fund - Class IB	7,747,312	2,884,016
Templeton Foreign VIP Fund - Class 1	266,622	274,132
Templeton Foreign VIP Fund - Class 4	1,214,925	993,384
Templeton Global Bond VIP Fund - Class 1	878,955	388,382
Templeton Global Bond VIP Fund - Class 2	2,767,571	23,092,009
Templeton Global Bond VIP Fund - Class 4	1,713,303	2,451,597
Templeton Growth VIP Fund - Class 2	2,951,397	3,955,605
TOPS® Balanced ETF Portfolio - Service Class Shares	28,367	133,469
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	384,500	930,117
VanEck VIP Global Resources Fund - Class S Shares	2,279,742	1,301,125
VanEck VIP Global Resources Fund - Initial Class Shares	582,984	161,314
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	3,769,417	2,652,937
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	619,690	479,381

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2025:

Subaccount	Shares Owned	Net Asset Value ($)	Fair Value of Shares ($)	Cost of Shares ($)

AB VPS Discovery Value Portfolio - Class A	71,826	16.59	1,191,596	1,294,834
AB VPS Discovery Value Portfolio - Class B	11,161,458	16.29	181,820,145	194,778,429
AB VPS Large Cap Growth Portfolio - Class B	116,899	81.48	9,524,923	6,854,397
AB VPS Sustainable Global Thematic Portfolio - Class B	858,731	30.26	25,985,190	26,734,403
ALPS Global Opportunity Portfolio - Class I	43,604	11.38	496,214	522,100
ALPS Global Opportunity Portfolio - Class III	731,952	12.38	9,061,569	9,245,277
ALPS/Alerian Energy Infrastructure Portfolio - Class I	163,083	12.59	2,053,218	1,970,369
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,935,770	12.57	24,332,623	24,876,157
American Funds® IS American Funds Global Balanced Fund - Class 1	14,189	14.41	204,469	176,335
American Funds® IS American Funds Global Balanced Fund - Class 1A	295,793	14.31	4,232,799	3,929,255
American Funds® IS American Funds Mortgage Fund - Class 1	35,696	9.46	337,686	358,768
American Funds® IS American Funds Mortgage Fund - Class 1A	354,590	9.32	3,304,776	3,427,756
American Funds® IS American Funds Mortgage Fund - Class 4	979,241	9.21	9,018,810	9,481,105
American Funds® IS American High-Income Trust - Class 1	223,910	9.33	2,089,079	2,150,986
American Funds® IS American High-Income Trust - Class 1A	253,671	9.27	2,351,529	2,337,981
American Funds® IS Asset Allocation Fund - Class 1	1,098,509	27.51	30,219,969	25,522,233
American Funds® IS Asset Allocation Fund - Class 1A	2,036,638	27.31	55,620,574	50,401,849
American Funds® IS Asset Allocation Fund - Class 4	13,589,617	26.77	363,794,054	331,035,648
American Funds® IS Capital Income Builder - Class 1	102,316	14.49	1,482,554	1,102,308
American Funds® IS Capital Income Builder - Class 1A	968,117	14.48	14,018,328	11,167,897
American Funds® IS Capital Income Builder - Class 4	6,632,749	14.46	95,909,545	78,210,260
American Funds® IS Capital World Bond Fund - Class 1	242,379	10.22	2,477,109	2,730,557
American Funds® IS Capital World Bond Fund - Class 1A	131,017	10.13	1,327,205	1,381,059
American Funds® IS Capital World Growth and Income Fund - Class 1	101,706	18.44	1,875,450	1,426,435
American Funds® IS Capital World Growth and Income Fund - Class 1A	506,847	18.31	9,280,374	7,728,214
American Funds® IS Global Growth Fund - Class 1	52,458	38.79	2,034,854	1,804,216
American Funds® IS Global Growth Fund - Class 1A	697,896	38.47	26,848,070	25,193,854
American Funds® IS Global Growth Fund - Class 2	6,220,821	38.11	237,075,489	188,779,091
American Funds® IS Global Growth Fund - Class 4	4,350,273	37.55	163,352,764	148,300,627
American Funds® IS Global Small Capitalization Fund - Class 1	64,923	20.31	1,318,591	1,380,826
American Funds® IS Global Small Capitalization Fund - Class 1A	298,305	19.99	5,963,123	6,798,132
American Funds® IS Global Small Capitalization Fund - Class 2	12,742,583	19.04	242,618,788	246,265,808
American Funds® IS Global Small Capitalization Fund - Class 4	4,366,891	18.97	82,839,931	80,963,901
American Funds® IS Growth Fund - Class 1	58,532	141.06	8,256,554	5,486,092
American Funds® IS Growth Fund - Class 1A	614,635	139.18	85,544,832	65,110,754
American Funds® IS Growth Fund - Class 2	10,375,998	138.80	1,440,188,482	869,934,089
American Funds® IS Growth Fund - Class 4	7,221,096	134.39	970,443,045	749,670,805
American Funds® IS Growth-Income Fund - Class 1	40,085	67.73	2,714,976	2,210,685
American Funds® IS Growth-Income Fund - Class 1A	805,557	67.11	54,060,962	47,361,191
American Funds® IS Growth-Income Fund - Class 2	23,314,799	66.28	1,545,304,873	1,151,054,067
American Funds® IS Growth-Income Fund - Class 4	8,657,940	64.77	560,774,792	497,651,708
American Funds® IS International Fund - Class 1	138,321	22.33	3,088,705	2,635,837
American Funds® IS International Fund - Class 1A	741,591	22.20	16,463,311	14,423,658
American Funds® IS International Fund - Class 2	18,222,468	22.22	404,903,233	333,845,337
American Funds® IS International Fund - Class 4	4,106,753	21.83	89,650,419	77,936,904
American Funds® IS International Growth and Income Fund - Class 1	57,559	13.49	776,472	737,134
American Funds® IS International Growth and Income Fund - Class 1A	322,001	13.09	4,214,994	3,722,060
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	623,570	13.46	8,393,256	7,985,053
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	8,085,895	13.00	105,116,632	99,348,217
American Funds® IS Managed Risk Growth Fund - Class P1	370,719	14.26	5,286,452	4,603,064
American Funds® IS Managed Risk Growth-Income Fund - Class P1	113,148	15.01	1,698,352	1,496,517
American Funds® IS Managed Risk International Fund - Class P1	204,919	9.34	1,913,944	1,943,163
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	206,041	12.77	2,631,143	2,359,830
American Funds® IS New World Fund - Class 1	94,333	32.47	3,062,977	2,332,948
American Funds® IS New World Fund - Class 1A	398,797	32.25	12,861,192	11,080,728
American Funds® IS New World Fund - Class 4	1,981,545	31.71	62,834,777	51,257,393
American Funds® IS The Bond Fund of America - Class 1	633,259	9.52	6,028,625	6,652,084
American Funds® IS The Bond Fund of America - Class 1A	2,387,761	9.45	22,564,345	23,584,784
American Funds® IS U.S. Government Securities Fund - Class 1	23,764	9.90	235,268	261,839
American Funds® IS U.S. Government Securities Fund - Class 1A	628,653	9.84	6,185,945	6,381,520
American Funds® IS Washington Mutual Investors Fund - Class 1	139,152	18.18	2,529,777	2,000,495
American Funds® IS Washington Mutual Investors Fund - Class 1A	1,862,267	18.09	33,688,415	28,085,925
American Funds® IS Washington Mutual Investors Fund - Class 4	12,326,349	17.55	216,327,421	183,873,897
ClearBridge Variable Growth Portfolio - Class I	93,274	14.05	1,310,506	1,533,203
ClearBridge Variable Growth Portfolio - Class II	1,566,193	13.24	20,736,396	29,539,010
ClearBridge Variable Large Cap Growth Portfolio - Class I	208,198	48.10	10,014,334	8,429,143
ClearBridge Variable Large Cap Growth Portfolio - Class II	7,349,652	47.01	345,507,128	272,345,407
ClearBridge Variable Mid Cap Portfolio - Class I	63,118	23.80	1,502,209	1,515,784
ClearBridge Variable Mid Cap Portfolio - Class II	2,369,946	23.51	55,717,437	53,804,682
Columbia VP Commodity Strategy Fund - Class 1	379,619	4.10	1,556,438	1,713,469
Columbia VP Commodity Strategy Fund - Class 2	1,932,321	4.00	7,729,283	8,569,016
Columbia VP Emerging Markets Bond Fund - Class 1	148,843	8.49	1,263,673	1,226,639
Columbia VP Emerging Markets Bond Fund - Class 2	610,457	8.49	5,182,777	5,159,334
Columbia VP Strategic Income Fund - Class 1	1,031,179	3.79	3,908,167	3,949,841
Columbia VP Strategic Income Fund - Class 2	6,728,540	3.74	25,164,741	25,624,984
DWS Alternative Asset Allocation VIP Portfolio - Class A	134,493	13.71	1,843,895	1,787,329
DWS Alternative Asset Allocation VIP Portfolio - Class B	2,484,790	13.70	34,041,625	32,937,073
DWS Equity 500 Index VIP Portfolio - Class A	226,652	32.55	7,377,512	4,801,756
DWS Small Cap Index VIP Portfolio - Class A	132,572	15.02	1,991,234	1,790,025
Eaton Vance VT Floating-Rate Income Fund - ADV Class	361,565	8.38	3,029,913	3,134,224
Eaton Vance VT Floating-Rate Income Fund - Initial Class	4,224,434	8.37	35,358,509	36,229,226
Fidelity® VIP Balanced Portfolio - Initial Class	750,294	26.51	19,890,282	17,692,833
Fidelity® VIP Balanced Portfolio - Service Class 2	29,986,306	25.45	763,151,493	664,225,737
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	118	39.61	4,692	4,678
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	45,786	39.37	1,802,586	1,657,081
Fidelity® VIP Consumer Staples Portfolio - Initial Class	4,598	17.43	80,150	87,133
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	66,359	17.33	1,149,993	1,229,071
Fidelity® VIP Contrafund® Portfolio - Initial Class	243,288	59.89	14,570,499	12,548,068
Fidelity® VIP Contrafund® Portfolio - Service Class	5,972	59.33	354,317	350,798
Fidelity® VIP Contrafund® Portfolio - Service Class 2	34,408,925	56.86	1,956,491,487	1,539,261,286
Fidelity® VIP Financials Portfolio - Initial Class	20,693	20.50	424,203	406,589
Fidelity® VIP Financials Portfolio - Service Class 2	202,836	20.37	4,131,774	3,782,492
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	30,116	13.39	403,255	365,595
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,034,840	13.33	27,124,420	24,629,228
Fidelity® VIP Growth Portfolio - Initial Class	232,989	97.72	22,767,710	22,075,133
Fidelity® VIP Growth Portfolio - Service Class 2	5,318,742	92.88	494,004,718	466,521,751
Fidelity® VIP Mid Cap Portfolio - Initial Class	321,657	37.51	12,065,343	12,180,358
Fidelity® VIP Mid Cap Portfolio - Service Class 2	20,822,547	35.17	732,328,965	712,023,367
Fidelity® VIP Strategic Income Portfolio - Initial Class	1,118,810	11.23	12,564,240	12,366,699
Fidelity® VIP Strategic Income Portfolio - Service Class 2	5,098,379	11.07	56,439,058	55,227,500
Fidelity® VIP Technology Portfolio - Initial Class	39,409	47.77	1,882,590	1,601,297
Fidelity® VIP Technology Portfolio - Service Class 2	599,411	47.55	28,501,975	23,325,086
First Trust Capital Strength Hedged Equity Portfolio - Class I	1,269,120	9.71	12,323,155	12,701,828
First Trust Capital Strength Portfolio - Class I	12,267,458	14.66	179,840,936	167,618,685
First Trust Dorsey Wright Tactical Core Portfolio - Class I	760,549	13.87	10,548,819	9,139,852
First Trust Growth Strength Portfolio - Class I	2,526,172	14.07	35,543,242	35,024,621
First Trust International Developed Capital Strength Portfolio - Class I	2,651,110	14.16	37,539,718	34,722,762
First Trust Multi Income Allocation Portfolio - Class I	1,267,548	11.55	14,640,181	14,391,985
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	13,421,770	13.17	176,764,713	181,771,361
Franklin Allocation VIP Fund - Class 1	44,492	5.60	249,156	220,255
Franklin Allocation VIP Fund - Class 4	6,040,866	5.78	34,916,203	33,024,962
Franklin Income VIP Fund - Class 1	97,050	16.02	1,554,734	1,511,491
Franklin Income VIP Fund - Class 2	20,793,898	15.16	315,235,487	305,019,613
Franklin Income VIP Fund - Class 4	13,373,011	15.72	210,223,738	204,019,147
Franklin Multi-Asset Variable Conservative Growth - Class I	7,691	15.20	116,901	122,744
Franklin Multi-Asset Variable Conservative Growth - Class II	1,375,959	15.12	20,804,502	20,248,452
Franklin Mutual Shares VIP Fund - Class 1	52,027	16.60	863,647	924,058
Franklin Mutual Shares VIP Fund - Class 2	26,517,845	16.10	426,937,302	428,631,511
Franklin Mutual Shares VIP Fund - Class 4	3,365,870	16.35	55,031,971	56,439,965
Franklin Rising Dividends VIP Fund - Class 1	140,190	29.64	4,155,244	4,036,716
Franklin Rising Dividends VIP Fund - Class 4	2,826,359	28.06	79,307,632	77,304,905
Franklin Small Cap Value VIP Fund - Class 1	178,902	14.94	2,672,793	2,608,066
Franklin Small Cap Value VIP Fund - Class 4	1,840,060	14.59	26,846,470	26,300,348
Franklin Small-Mid Cap Growth VIP Fund - Class 1	107,628	18.65	2,007,270	1,964,656
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,110,826	15.42	17,128,933	17,928,361
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	3,442,292	1.00	3,442,293	3,442,295
Goldman Sachs VIT Government Money Market Fund - Service Shares	18,179,726	1.00	18,179,726	18,179,728
Goldman Sachs VIT Large Cap Value Fund - Service Shares	12,843,346	8.19	105,187,000	115,883,157
Guggenheim VT Multi-Hedge Strategies	260,922	23.48	6,126,439	6,594,440
Hartford Capital Appreciation HLS Fund - Class IA	2,659	53.23	141,548	130,536
Hartford Capital Appreciation HLS Fund - Class IC	276,993	52.01	14,406,407	12,899,270
Invesco V.I. American Franchise Fund - Series I Shares	30,722	81.00	2,488,500	1,685,752
Invesco V.I. American Franchise Fund - Series II Shares	7,283	71.95	523,982	400,302
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	22,710	8.62	195,759	229,383
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,050,317	8.40	8,822,659	10,331,499
Invesco V.I. Comstock Fund - Series I Shares	153,949	21.42	3,297,590	3,187,203
Invesco V.I. Comstock Fund - Series II Shares	2,027,406	21.29	43,163,470	41,784,753
Invesco V.I. Core Equity Fund - Series I Shares	160,985	36.03	5,800,287	4,735,563
Invesco V.I. Core Equity Fund - Series II Shares	31,025	35.76	1,109,454	907,278
Invesco V.I. Diversified Dividend Fund - Series I Shares	110,459	27.22	3,006,682	2,979,644
Invesco V.I. Diversified Dividend Fund - Series II Shares	900,980	26.89	24,227,357	23,150,452
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	176,541	28.71	5,068,499	4,632,897
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	10,832,898	27.40	296,821,398	252,300,480
Invesco V.I. Equity and Income Fund - Series I Shares	67,556	18.27	1,234,255	1,251,224
Invesco V.I. Equity and Income Fund - Series II Shares	1,269,113	18.12	22,996,336	22,003,627
Invesco V.I. EQV International Equity Fund - Series I Shares	43,314	36.11	1,564,059	1,509,533
Invesco V.I. EQV International Equity Fund - Series II Shares	2,252,802	35.39	79,726,676	78,878,878
Invesco V.I. Global Fund - Series II Shares	150,616	36.30	5,467,362	5,375,198
Invesco V.I. International Growth Fund - Series I Shares	476,752	1.94	924,898	1,045,209
Invesco V.I. International Growth Fund - Series II Shares	7,142,168	2.07	14,784,289	16,117,083
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	121,263	28.54	3,460,849	3,227,244
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	1,477,299	27.71	40,935,965	39,007,309
Janus Henderson Balanced Portfolio - Service Shares	185,792	59.48	11,050,920	7,129,860
Janus Henderson Enterprise Portfolio - Service Shares	60,268	73.35	4,420,626	3,616,810
Janus Henderson Global Research Portfolio - Service Shares	9,428	76.42	720,510	505,226
Lincoln Hedged Nasdaq-100 Fund - Service Class	673,639	11.72	7,892,359	7,714,051
Lincoln Hedged Nasdaq-100 Fund - Standard Class	49,261	11.86	584,382	561,185
Lincoln Hedged S&P 500 Conservative Fund - Service Class	1,984,945	10.59	21,016,594	21,094,300
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	106,866	10.71	1,144,112	1,172,971
Lincoln Hedged S&P 500 Fund - Service Class	3,446,687	11.24	38,723,529	38,535,792
Lincoln Hedged S&P 500 Fund - Standard Class	51,347	11.32	581,047	584,516
Lincoln Opportunistic Hedged Equity Fund - Service Class	646,128	10.81	6,983,995	7,079,688
Lincoln Opportunistic Hedged Equity Fund - Standard Class	24,285	10.86	263,813	276,661
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	4,419,215	10.61	46,887,873	49,864,258
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	464,406	33.43	15,525,108	15,136,052
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	542,828	18.98	10,302,867	9,117,742
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	4,198,445	13.26	55,671,380	57,184,146
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	7,932,456	44.85	355,746,869	350,802,092
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	167,673	48.63	8,154,256	8,496,859
LVIP American Balanced Allocation Fund - Service Class	8,973,464	12.42	111,414,529	109,757,473
LVIP American Balanced Allocation Fund - Standard Class	1,534,648	12.45	19,101,761	18,814,022
LVIP American Century Balanced Fund - Service Class	16,301,074	9.04	147,378,012	128,588,924
LVIP American Century Balanced Fund - Standard Class II	81,377	9.05	736,059	587,088
LVIP American Century Capital Appreciation Fund - Service Class	1,665,770	14.67	24,431,849	26,380,894
LVIP American Century Capital Appreciation Fund - Standard Class II	26,532	15.16	402,220	434,598
LVIP American Century Disciplined Core Value Fund - Service Class	396,831	9.68	3,839,336	3,477,012
LVIP American Century Disciplined Core Value Fund - Standard Class II	7,790	9.68	75,409	70,778
LVIP American Century Inflation Protection Fund - Service Class	2,325,484	9.04	21,013,073	22,094,311
LVIP American Century Inflation Protection Fund - Standard Class II	52,624	9.03	475,038	501,914
LVIP American Century International Fund - Service Class	565,547	12.23	6,917,210	6,634,554
LVIP American Century International Fund - Standard Class II	31,353	12.25	383,916	373,587
LVIP American Century Large Company Value Fund - Service Class	6,031,669	20.44	123,311,433	110,892,922
LVIP American Century Large Company Value Fund - Standard Class II	371,692	20.01	7,438,664	6,533,378
LVIP American Century Mid Cap Value Fund - Service Class	516,445	19.40	10,016,445	10,365,573
LVIP American Century Mid Cap Value Fund - Standard Class II	22,188	19.35	429,321	449,503
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	32,012,484	13.13	420,387,943	412,574,942
LVIP American Century Ultra® Fund - Service Class	14,169,147	29.96	424,550,164	393,364,429
LVIP American Century Ultra® Fund - Standard Class	189,424	31.55	5,976,131	5,562,671
LVIP American Century Value Fund - Service Class	1,944,243	12.94	25,152,675	24,786,546
LVIP American Century Value Fund - Standard Class II	45,297	12.92	585,191	583,004
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	597,314	11.22	6,702,458	6,557,971
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,259,215	11.21	25,328,062	25,161,948
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	39,172	11.22	439,396	424,015
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	5,061,975	11.71	59,290,910	57,404,123
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	45,055	11.73	528,313	513,003
LVIP American Global Growth Fund - Service Class II	13,795,437	27.77	383,113,075	307,108,472
LVIP American Growth Allocation Fund - Service Class	7,357,790	12.56	92,384,417	91,595,339
LVIP American Growth Allocation Fund - Standard Class	930,607	12.59	11,719,132	11,904,589
LVIP American Growth Fund - Service Class II	71,954,586	40.75	2,931,933,512	2,027,625,554
LVIP American Growth-Income Fund - Service Class II	58,838,123	33.91	1,995,436,098	1,452,104,854
LVIP American Income Allocation Fund - Standard Class	5,290	11.75	62,157	60,627
LVIP American International Fund - Service Class II	18,949,020	15.67	296,855,353	256,625,411
LVIP American Preservation Fund - Service Class	3,283,636	9.23	30,311,245	31,037,381
LVIP American Preservation Fund - Standard Class	15,355	9.23	141,693	150,532
LVIP Baron Growth Opportunities Fund - Service Class	4,698,674	59.56	279,848,325	287,429,417
LVIP Baron Growth Opportunities Fund - Standard Class	26,533	63.18	1,676,271	1,853,003
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	72,098,819	21.97	1,584,011,054	1,456,894,607
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	27,313	22.08	603,066	568,866
LVIP BlackRock Equity Dividend Fund - Service Class	9,198,461	25.75	236,878,778	240,298,513
LVIP BlackRock Equity Dividend Fund - Standard Class	162,411	25.78	4,186,624	4,353,930
LVIP BlackRock Global Allocation Fund - Service Class	58,906,571	13.56	798,537,481	677,845,063
LVIP BlackRock Global Allocation Fund - Standard Class	628,048	13.56	8,518,211	7,318,723
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	44,415,071	12.72	564,737,633	477,419,036
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	4,065	12.81	52,071	44,298
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	26,557,872	13.53	359,248,338	310,842,187
LVIP BlackRock Inflation Protected Bond Fund - Service Class	75,101,420	9.45	709,858,618	755,180,141
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,351,839	9.46	12,782,992	13,136,765
LVIP BlackRock Real Estate Fund - Service Class	8,692,021	7.69	66,798,184	70,334,449
LVIP BlackRock Real Estate Fund - Standard Class	338,467	7.81	2,643,769	2,685,328
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	35,882,858	14.51	520,588,511	442,746,023
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	527	14.54	7,657	6,678
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	24,063,488	53.06	1,276,808,690	956,866,307
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	42,735	55.54	2,373,650	1,876,141
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	35,812,373	17.72	634,631,060	577,583,066
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,291	19.00	119,557	92,408
LVIP Channing Small Cap Value Fund - Service Class	1,196,006	12.91	15,438,043	13,914,380
LVIP Channing Small Cap Value Fund - Standard Class	144,299	12.95	1,868,092	1,704,477
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	23,004,115	17.12	393,922,473	306,448,281
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	5,048	17.18	86,734	66,609
LVIP Dimensional International Core Equity Fund - Service Class	13,583,869	15.81	214,747,389	161,457,132
LVIP Dimensional International Core Equity Fund - Standard Class	1,859,732	15.85	29,484,189	22,747,845
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	37,448,262	13.44	503,267,192	362,742,969
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	215,812	13.45	2,903,097	2,180,317
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	6,446,500	51.24	330,338,024	258,120,077
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	712,648	51.82	36,930,113	30,424,892
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	10,004,670	22.78	227,916,379	178,099,385
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,351,406	22.85	30,880,969	25,598,824
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	34,587,425	22.26	770,019,853	588,973,966
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	263,934	22.31	5,889,154	5,217,510
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	30,242,897	16.00	484,007,324	431,574,794
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	5,415	16.06	86,964	72,974
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	189,899,948	8.85	1,680,804,441	1,899,961,472
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	1,465,838	8.90	13,045,959	14,087,891
LVIP Franklin Templeton Core Bond Fund - Service Class	382,633,061	11.65	4,457,292,532	4,960,651,280
LVIP Franklin Templeton Core Bond Fund - Standard Class	4,948,222	11.66	57,701,212	62,620,703
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	17,383,295	44.55	774,338,871	624,814,051
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	11,740,991	10.08	118,302,230	99,678,958
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	565,663	10.07	5,696,231	4,705,802
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	12,191,422	10.48	127,790,483	100,334,307
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	307,006	10.48	3,216,810	2,660,708
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	20,627,477	16.62	342,808,045	275,188,089
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	512,057	16.69	8,543,673	7,239,027
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	13,324,033	14.45	192,492,305	164,702,951
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	682,729	14.49	9,894,114	8,476,624
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	24,845,846	12.98	322,548,767	271,263,580
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	237,233	13.03	3,090,197	2,501,681
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	42,981,873	12.91	554,981,943	561,634,056
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	215,716	12.91	2,785,758	2,744,881
LVIP Global Growth Allocation Managed Risk Fund - Service Class	339,621,816	14.17	4,812,441,129	4,456,200,179
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	810,246	14.17	11,480,378	11,198,021
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	268,377,377	14.38	3,858,193,166	3,629,814,798
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	251,777	14.38	3,620,550	3,499,495
LVIP Government Money Market Fund - Service Class	110,710,869	10.00	1,107,108,688	1,107,108,731
LVIP Government Money Market Fund - Standard Class	5,025,111	10.00	50,251,113	50,251,116
LVIP JPMorgan Core Bond Fund - Service Class	74,089,498	9.81	726,669,797	743,175,700
LVIP JPMorgan Core Bond Fund - Standard Class	2,384,613	9.96	23,741,208	24,167,678
LVIP JPMorgan High Yield Fund - Service Class	20,393,128	10.02	204,277,962	210,163,077
LVIP JPMorgan High Yield Fund - Standard Class	847,825	10.02	8,497,755	8,595,230
LVIP JPMorgan Mid Cap Value Fund - Service Class	4,900,027	8.98	43,977,743	47,605,372
LVIP JPMorgan Mid Cap Value Fund - Standard Class	220,188	9.01	1,984,332	2,153,848
LVIP JPMorgan Retirement Income Fund - Service Class	1,627,173	13.65	22,206,024	20,548,454
LVIP JPMorgan Retirement Income Fund - Standard Class	104,098	13.66	1,422,191	1,389,641
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	24,330,717	17.13	416,712,188	393,356,351
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	9,371	17.34	162,488	159,399
LVIP JPMorgan Short Duration Bond Fund - Service Class	91,951,110	9.37	861,214,100	891,375,150
LVIP JPMorgan Short Duration Bond Fund - Standard Class	559,662	9.42	5,273,691	5,385,906
LVIP JPMorgan Small Cap Core Fund - Service Class	3,275,901	21.61	70,792,220	68,190,411
LVIP JPMorgan Small Cap Core Fund - Standard Class	103,324	21.95	2,267,542	2,132,142
LVIP JPMorgan U.S. Equity Fund - Service Class	3,870,170	48.37	187,211,755	166,970,622
LVIP JPMorgan U.S. Equity Fund - Standard Class	165,597	49.37	8,175,200	7,478,041
LVIP Loomis Sayles Global Growth Fund - Service Class	450,116	18.85	8,482,439	7,926,180
LVIP Loomis Sayles Global Growth Fund - Standard Class	43,057	19.23	827,778	715,403
LVIP MFS International Growth Fund - Service Class	15,692,288	21.23	333,210,053	292,612,100
LVIP MFS International Growth Fund - Standard Class	162,931	21.23	3,459,359	3,260,202
LVIP MFS Value Fund - Service Class	20,122,606	54.56	1,097,969,856	863,529,740
LVIP MFS Value Fund - Standard Class	152,067	54.68	8,315,322	7,728,176
LVIP Mondrian Global Income Fund - Service Class	35,947,105	9.34	335,674,064	389,261,559
LVIP Mondrian Global Income Fund - Standard Class	118,587	9.45	1,120,886	1,189,542
LVIP Mondrian International Value Fund - Service Class	12,319,304	21.23	261,563,469	207,555,800
LVIP Mondrian International Value Fund - Standard Class	493,118	21.26	10,481,217	8,640,808
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	4,985,277	16.48	82,177,304	61,032,836
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	444	16.50	7,333	6,729
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	38,523,581	13.74	529,236,955	448,684,422
LVIP Nomura Diversified Floating Rate Fund - Service Class	66,792,768	9.84	657,040,457	667,299,633
LVIP Nomura Diversified Floating Rate Fund - Standard Class	471,685	9.84	4,641,376	4,669,032
LVIP Nomura High Yield Fund - Service Class	17,140,165	4.34	74,456,875	79,679,379
LVIP Nomura High Yield Fund - Standard Class	658,467	4.34	2,859,724	2,924,863
LVIP Nomura Mid Cap Value Fund - Service Class	3,973,996	43.28	171,990,572	156,446,575
LVIP Nomura Mid Cap Value Fund - Standard Class	45,419	43.77	1,987,968	1,974,850
LVIP Nomura SMID Cap Core Fund - Service Class	6,952,370	26.33	183,069,818	161,487,638
LVIP Nomura SMID Cap Core Fund - Standard Class	213,005	29.36	6,253,403	5,227,101
LVIP Nomura Social Awareness Fund - Service Class	1,395,618	55.42	77,350,714	60,431,319
LVIP Nomura Social Awareness Fund - Standard Class	119,995	56.09	6,731,007	4,895,514
LVIP Nomura U.S. Growth Fund - Service Class	29,399,675	12.70	373,287,678	293,764,584
LVIP Nomura U.S. Growth Fund - Standard Class	47,765	14.40	687,680	618,780
LVIP Nomura U.S. REIT Fund - Service Class	6,610,461	13.51	89,307,325	87,361,066
LVIP Nomura U.S. REIT Fund - Standard Class	299,227	13.47	4,030,893	4,064,643
LVIP PIMCO Low Duration Bond Fund - Service Class	84,524,193	9.46	799,176,241	815,029,817
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,769,719	9.46	16,743,310	17,022,516
LVIP SSGA Bond Index Fund - Service Class	81,452,688	10.10	822,509,241	879,519,357
LVIP SSGA Bond Index Fund - Standard Class	3,596,110	10.09	36,299,135	37,287,064
LVIP SSGA Conservative Index Allocation Fund - Service Class	5,131,899	14.57	74,766,634	68,730,309
LVIP SSGA Conservative Index Allocation Fund - Standard Class	401,195	14.58	5,848,622	5,754,678
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,582,430	13.46	21,304,255	18,158,794
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	439,982	13.51	5,943,273	4,989,244
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	37,729,461	13.12	495,161,451	436,860,483
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	222,883	13.12	2,924,228	2,686,469
LVIP SSGA International Index Fund - Service Class	24,362,573	13.27	323,340,066	241,754,689
LVIP SSGA International Index Fund - Standard Class	1,787,747	13.27	23,730,548	19,216,370
LVIP SSGA International Managed Volatility Fund - Service Class	19,984,862	11.45	228,826,674	178,398,237
LVIP SSGA International Managed Volatility Fund - Standard Class	4,616	11.44	52,797	42,670
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	45,925,339	17.69	812,602,952	680,400,604
LVIP SSGA Mid-Cap Index Fund - Service Class	19,651,135	12.82	252,006,150	247,901,013
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,957,785	12.89	25,233,888	25,053,810
LVIP SSGA Moderate Index Allocation Fund - Service Class	14,782,258	18.24	269,643,161	221,928,143
LVIP SSGA Moderate Index Allocation Fund - Standard Class	312,709	18.26	5,710,377	5,114,383
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	12,851,714	19.59	251,777,921	200,278,744
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	374,365	19.65	7,357,776	6,164,506
LVIP SSGA Nasdaq-100 Index Fund - Service Class	3,467,418	17.08	59,237,365	45,673,745
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	328,973	17.13	5,635,313	4,656,848
LVIP SSGA S&P 500 Index Fund - Service Class	86,649,188	33.61	2,912,019,276	2,129,346,343
LVIP SSGA S&P 500 Index Fund - Standard Class	6,328,902	33.70	213,309,315	163,435,637
LVIP SSGA Short-Term Bond Index Fund - Service Class	26,554,189	9.96	264,453,172	267,212,764
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,739,073	9.99	17,373,340	17,497,128
LVIP SSGA Small-Cap Index Fund - Service Class	15,362,350	34.72	533,319,344	464,793,741
LVIP SSGA Small-Cap Index Fund - Standard Class	790,191	34.81	27,508,116	25,460,106
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	41,662,029	12.90	537,565,160	517,679,798
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	5,978	12.93	77,290	71,249
LVIP Structured Conservative Allocation Fund - Service Class	8,721,849	11.39	99,333,143	99,411,495
LVIP Structured Conservative Allocation Fund - Standard Class	133,951	11.39	1,525,570	1,565,625
LVIP Structured Moderate Allocation Fund - Service Class	38,204,070	12.84	490,616,664	462,704,835
LVIP Structured Moderate Allocation Fund - Standard Class	1,454,099	12.86	18,692,440	18,493,199
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	21,684,260	13.82	299,589,735	272,044,754
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	237,839	13.83	3,290,024	3,129,474
LVIP T. Rowe Price 2020 Fund - Service Class	618,742	9.82	6,072,953	6,171,928
LVIP T. Rowe Price 2030 Fund - Service Class	375,916	12.49	4,694,445	4,118,002
LVIP T. Rowe Price 2040 Fund - Service Class	316,981	13.84	4,386,379	3,364,531
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	14,822,141	28.13	416,946,823	409,183,009
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	151,688	30.97	4,697,020	4,464,628
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	17,040,895	13.23	225,519,207	193,909,537
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	106,831	13.27	1,417,753	1,262,144
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	138,552,271	13.00	1,800,763,871	1,526,559,151
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	252,772	13.02	3,290,582	3,019,872
LVIP Vanguard Bond Allocation Fund - Service Class	118,181,148	9.24	1,092,348,351	1,178,158,324
LVIP Vanguard Bond Allocation Fund - Standard Class	8,260,926	9.25	76,430,084	80,363,995
LVIP Vanguard Domestic Equity ETF Fund - Service Class	21,802,628	24.90	542,863,624	548,078,120
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,625,401	25.02	40,670,784	45,226,901
LVIP Vanguard International Equity ETF Fund - Service Class	24,390,896	15.02	366,253,690	288,365,104
LVIP Vanguard International Equity ETF Fund - Standard Class	2,449,545	15.04	36,850,957	30,103,911
LVIP Wellington SMID Cap Value Fund - Service Class	5,904,378	23.98	141,598,784	145,095,804
LVIP Wellington SMID Cap Value Fund - Standard Class	77,927	24.20	1,885,755	2,003,341
MFS® VIT Growth Series - Initial Class	85,382	67.85	5,793,196	5,069,019
MFS® VIT Growth Series - Service Class	4,925,786	60.68	298,896,685	283,115,823
MFS® VIT Total Return Series - Initial Class	219,262	23.33	5,115,382	5,257,410
MFS® VIT Total Return Series - Service Class	5,914,331	22.64	133,900,464	137,445,820
MFS® VIT Utilities Series - Initial Class	139,619	37.73	5,267,819	4,667,419
MFS® VIT Utilities Series - Service Class	3,755,455	36.82	138,275,872	120,399,703
MFS® VIT II Core Equity Portfolio - Service Class	35,534	31.13	1,106,168	916,085
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	83,353	36.97	3,081,558	2,597,409
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,142,006	36.15	41,283,502	34,030,944
Morgan Stanley VIF Growth Portfolio - Class II	111,633	20.05	2,238,247	1,697,856
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	817,092	16.41	13,408,480	12,283,723
Nomura VIP Asset Strategy Series - Service Class	791,178	10.00	7,911,780	7,457,589
Nomura VIP Asset Strategy Series - Standard Class	20,385	10.02	204,262	192,123
Nomura VIP Emerging Markets Series - Service Class	6,349,347	40.01	254,037,383	140,508,260
Nomura VIP Emerging Markets Series - Standard Class	69,360	40.00	2,774,397	1,704,779
Nomura VIP Energy Series - Service Class	2,039,794	5.18	10,566,131	9,724,530
Nomura VIP Energy Series - Standard Class	126,005	5.16	650,183	618,914
Nomura VIP High Income Series - Service Class	8,349,526	2.93	24,464,112	25,628,097
Nomura VIP High Income Series - Standard Class	1,732,605	2.94	5,093,860	5,176,637
Nomura VIP International Core Equity Series - Standard Class	3,315	19.35	64,142	56,135
Nomura VIP Mid Cap Growth Series - Service Class	3,006,084	7.72	23,206,967	30,477,945
Nomura VIP Mid Cap Growth Series - Standard Class	701,077	7.95	5,573,561	7,268,953
Nomura VIP Science and Technology Series - Service Class	1,839,330	32.66	60,072,524	48,739,364
Nomura VIP Science and Technology Series - Standard Class	101,573	33.56	3,408,798	2,728,498
Nomura VIP Small Cap Growth Series - Service Class	2,400,752	7.45	17,885,603	17,076,637
Nomura VIP Small Cap Growth Series - Standard Class	156,361	7.62	1,191,470	1,135,634
Nomura VIP Small Cap Value Series - Service Class	11,203,218	39.87	446,672,285	389,788,168
Nomura VIP Small Cap Value Series - Standard Class	145,298	40.08	5,823,539	5,479,395
PIMCO VIT All Asset Portfolio - Advisor Class	654,210	9.76	6,385,094	6,365,977
PIMCO VIT All Asset Portfolio - Institutional Class	116,459	9.76	1,136,643	1,099,727
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,197,217	6.42	7,686,136	8,766,164
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	7,638	6.26	47,815	43,346
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	305,233	8.94	2,728,787	2,941,598
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	11,690	8.94	104,508	111,156
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	97,191	11.42	1,109,916	1,140,600
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	3,013	11.42	34,414	31,634
Putnam VT George Putnam Balanced Fund - Class IA	77,329	17.12	1,323,876	1,066,908
Putnam VT George Putnam Balanced Fund - Class IB	7,725,389	16.99	131,254,351	105,883,133
Putnam VT Global Health Care Fund - Class IA	78,152	17.89	1,398,132	1,306,824
Putnam VT Global Health Care Fund - Class IB	1,224,896	16.81	20,590,504	19,462,903
Putnam VT Income Fund - Class IA	99,947	8.30	829,562	932,808
Putnam VT Income Fund - Class IB	1,213,942	8.19	9,942,181	11,117,424
Putnam VT Large Cap Value Fund - Class IA	450,533	36.33	16,367,873	13,456,936
Putnam VT Large Cap Value Fund - Class IB	12,171,851	35.69	434,413,353	365,166,748
Putnam VT Sustainable Future Fund - Class IA	4,137	14.97	61,931	61,421
Putnam VT Sustainable Future Fund - Class IB	35,233	14.71	518,281	536,166
Putnam VT Sustainable Leaders Fund - Class IA	4,296	48.74	209,381	168,521
Putnam VT Sustainable Leaders Fund - Class IB	319,078	46.30	14,773,292	14,348,531
Templeton Foreign VIP Fund - Class 1	12,943	16.63	215,240	191,908
Templeton Foreign VIP Fund - Class 4	476,804	16.61	7,919,709	6,722,662
Templeton Global Bond VIP Fund - Class 1	199,243	14.00	2,789,408	2,822,267
Templeton Global Bond VIP Fund - Class 2	11,601,673	13.17	152,794,034	172,278,826
Templeton Global Bond VIP Fund - Class 4	1,231,161	13.44	16,546,804	18,068,608
Templeton Growth VIP Fund - Class 2	1,086,485	14.15	15,373,756	13,249,141
TOPS® Balanced ETF Portfolio - Service Class Shares	14,954	15.21	227,448	192,691
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	686,269	16.20	11,117,564	8,327,488
VanEck VIP Global Resources Fund - Class S Shares	233,071	31.97	7,451,278	6,186,540
VanEck VIP Global Resources Fund - Initial Class Shares	26,103	33.51	874,716	760,494
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	2,173,521	8.69	18,887,895	19,315,923
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	406,838	8.61	3,502,872	3,571,891

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2025, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	32,798	(3,850)	28,948
AB VPS Discovery Value Portfolio - Class B	323,250	(532,822)	(209,572)
AB VPS Large Cap Growth Portfolio - Class B	21,973	(80,048)	(58,075)
AB VPS Sustainable Global Thematic Portfolio - Class B	34,641	(198,228)	(163,587)
ALPS Global Opportunity Portfolio - Class I	9,820	(53,584)	(43,764)
ALPS Global Opportunity Portfolio - Class III	32,977	(156,752)	(123,775)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	31,820	(167,007)	(135,187)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	669,512	(480,982)	188,530
American Funds® IS American Funds Global Balanced Fund - Class 1	517	(9,805)	(9,288)
American Funds® IS American Funds Global Balanced Fund - Class 1A	45,963	(23,830)	22,133
American Funds® IS American Funds Mortgage Fund - Class 1	6,061	(8,352)	(2,291)
American Funds® IS American Funds Mortgage Fund - Class 1A	73,504	(34,480)	39,024
American Funds® IS American Funds Mortgage Fund - Class 4	206,129	(124,010)	82,119
American Funds® IS American High-Income Trust - Class 1	17,569	(9,274)	8,295
American Funds® IS American High-Income Trust - Class 1A	45,598	(97,507)	(51,909)
American Funds® IS Asset Allocation Fund - Class 1	25,890	(14,540)	11,350
American Funds® IS Asset Allocation Fund - Class 1A	610,495	(253,351)	357,144
American Funds® IS Asset Allocation Fund - Class 4	3,198,671	(1,730,739)	1,467,932
American Funds® IS Capital Income Builder - Class 1	421	(3,507)	(3,086)
American Funds® IS Capital Income Builder - Class 1A	133,297	(96,225)	37,072
American Funds® IS Capital Income Builder - Class 4	1,835,648	(1,115,423)	720,225
American Funds® IS Capital World Bond Fund - Class 1	36,206	(42,875)	(6,669)
American Funds® IS Capital World Bond Fund - Class 1A	18,852	(13,625)	5,227
American Funds® IS Capital World Growth and Income Fund - Class 1	4,965	(1,474)	3,491
American Funds® IS Capital World Growth and Income Fund - Class 1A	56,437	(23,062)	33,375
American Funds® IS Global Growth Fund - Class 1	16,219	(4,275)	11,944
American Funds® IS Global Growth Fund - Class 1A	333,267	(126,041)	207,226
American Funds® IS Global Growth Fund - Class 2	156,381	(808,468)	(652,087)
American Funds® IS Global Growth Fund - Class 4	1,242,650	(1,020,176)	222,474
American Funds® IS Global Small Capitalization Fund - Class 1	1,604	(2,240)	(636)
American Funds® IS Global Small Capitalization Fund - Class 1A	32,357	(23,369)	8,988
American Funds® IS Global Small Capitalization Fund - Class 2	230,502	(1,359,101)	(1,128,599)
American Funds® IS Global Small Capitalization Fund - Class 4	5,266,044	(711,168)	4,554,876
American Funds® IS Growth Fund - Class 1	19,559	(16,625)	2,934
American Funds® IS Growth Fund - Class 1A	279,529	(254,620)	24,909
American Funds® IS Growth Fund - Class 2	302,610	(3,079,126)	(2,776,516)
American Funds® IS Growth Fund - Class 4	6,746,073	(1,889,037)	4,857,036
American Funds® IS Growth-Income Fund - Class 1	11,427	(9,606)	1,821
American Funds® IS Growth-Income Fund - Class 1A	246,923	(150,698)	96,225
American Funds® IS Growth-Income Fund - Class 2	268,574	(4,757,497)	(4,488,923)
American Funds® IS Growth-Income Fund - Class 4	4,699,692	(1,735,287)	2,964,405
American Funds® IS International Fund - Class 1	1,278	(21,640)	(20,362)
American Funds® IS International Fund - Class 1A	118,924	(97,240)	21,684
American Funds® IS International Fund - Class 2	351,281	(3,014,524)	(2,663,243)
American Funds® IS International Fund - Class 4	1,043,406	(519,103)	524,303
American Funds® IS International Growth and Income Fund - Class 1	819	(12,265)	(11,446)
American Funds® IS International Growth and Income Fund - Class 1A	99,419	(55,896)	43,523
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	1,233	(18,716)	(17,483)
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	137,990	(1,230,261)	(1,092,271)
American Funds® IS Managed Risk Growth Fund - Class P1	8,246	(46,987)	(38,741)
American Funds® IS Managed Risk Growth-Income Fund - Class P1	1,414	(13,197)	(11,783)
American Funds® IS Managed Risk International Fund - Class P1	11,251	(16,993)	(5,742)
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	9,734	(19,339)	(9,605)
American Funds® IS New World Fund - Class 1	5,520	(38,799)	(33,279)
American Funds® IS New World Fund - Class 1A	67,509	(145,559)	(78,050)
American Funds® IS New World Fund - Class 4	351,824	(724,730)	(372,906)
American Funds® IS The Bond Fund of America - Class 1	46,725	(116,640)	(69,915)
American Funds® IS The Bond Fund of America - Class 1A	668,653	(319,257)	349,396
American Funds® IS U.S. Government Securities Fund - Class 1	756	(1,425)	(669)
American Funds® IS U.S. Government Securities Fund - Class 1A	396,768	(377,146)	19,622
American Funds® IS Washington Mutual Investors Fund - Class 1	11,167	(20,331)	(9,164)
American Funds® IS Washington Mutual Investors Fund - Class 1A	181,034	(112,547)	68,487
American Funds® IS Washington Mutual Investors Fund - Class 4	2,306,900	(802,742)	1,504,158
ClearBridge Variable Growth Portfolio - Class I	35,775	(11,319)	24,456
ClearBridge Variable Growth Portfolio - Class II	117,721	(167,010)	(49,289)
ClearBridge Variable Large Cap Growth Portfolio - Class I	90,932	(94,007)	(3,075)
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,177,474	(879,100)	298,374
ClearBridge Variable Mid Cap Portfolio - Class I	10,555	(24,808)	(14,253)
ClearBridge Variable Mid Cap Portfolio - Class II	197,678	(456,687)	(259,009)
Columbia VP Commodity Strategy Fund - Class 1	44,992	(105,449)	(60,457)
Columbia VP Commodity Strategy Fund - Class 2	237,680	(182,559)	55,121
Columbia VP Emerging Markets Bond Fund - Class 1	22,034	(10,967)	11,067
Columbia VP Emerging Markets Bond Fund - Class 2	126,249	(45,329)	80,920
Columbia VP Strategic Income Fund - Class 1	116,638	(51,814)	64,824
Columbia VP Strategic Income Fund - Class 2	521,752	(164,079)	357,673
DWS Alternative Asset Allocation VIP Portfolio - Class A	18,686	(176,415)	(157,729)
DWS Alternative Asset Allocation VIP Portfolio - Class B	81,581	(329,981)	(248,400)
DWS Equity 500 Index VIP Portfolio - Class A	2,075	(18,670)	(16,595)
DWS Small Cap Index VIP Portfolio - Class A	1,747	(5,161)	(3,414)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	50,675	(101,031)	(50,356)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,110,244	(1,255,648)	(145,404)
Fidelity® VIP Balanced Portfolio - Initial Class	292,358	(136,717)	155,641
Fidelity® VIP Balanced Portfolio - Service Class 2	6,287,385	(1,034,012)	5,253,373
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	1,987	(2,415)	(428)
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	170,505	(98,710)	71,795
Fidelity® VIP Consumer Staples Portfolio - Initial Class	18,142	(15,250)	2,892
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	106,148	(52,237)	53,911
Fidelity® VIP Contrafund® Portfolio - Initial Class	66,328	(76,352)	(10,024)
Fidelity® VIP Contrafund® Portfolio - Service Class	11,003	(3,637)	7,366
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,820,063	(1,311,199)	1,508,864
Fidelity® VIP Financials Portfolio - Initial Class	25,922	(11,735)	14,187
Fidelity® VIP Financials Portfolio - Service Class 2	219,835	(130,992)	88,843
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	2,541	(9,678)	(7,137)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	308,901	(497,250)	(188,349)
Fidelity® VIP Growth Portfolio - Initial Class	247,142	(56,820)	190,322
Fidelity® VIP Growth Portfolio - Service Class 2	1,187,221	(1,135,080)	52,141
Fidelity® VIP Mid Cap Portfolio - Initial Class	304,616	(56,383)	248,233
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,363,824	(805,814)	1,558,010
Fidelity® VIP Strategic Income Portfolio - Initial Class	262,814	(232,213)	30,601
Fidelity® VIP Strategic Income Portfolio - Service Class 2	975,403	(391,602)	583,801
Fidelity® VIP Technology Portfolio - Initial Class	70,566	(26,182)	44,384
Fidelity® VIP Technology Portfolio - Service Class 2	1,042,902	(627,352)	415,550
First Trust Capital Strength Hedged Equity Portfolio - Class I	809,624	(241,583)	568,041
First Trust Capital Strength Portfolio - Class I	2,326,896	(857,788)	1,469,108
First Trust Dorsey Wright Tactical Core Portfolio - Class I	159,560	(192,995)	(33,435)
First Trust Growth Strength Portfolio - Class I	1,100,980	(119,195)	981,785
First Trust International Developed Capital Strength Portfolio - Class I	1,103,870	(349,752)	754,118
First Trust Multi Income Allocation Portfolio - Class I	606,758	(406,558)	200,200
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	657,750	(1,399,147)	(741,397)
Franklin Allocation VIP Fund - Class 1	—	(880)	(880)
Franklin Allocation VIP Fund - Class 4	539,126	(210,612)	328,514
Franklin Income VIP Fund - Class 1	24,035	(13,586)	10,449
Franklin Income VIP Fund - Class 2	422,147	(2,399,030)	(1,976,883)
Franklin Income VIP Fund - Class 4	1,538,769	(1,282,461)	256,308
Franklin Multi-Asset Variable Conservative Growth - Class I	—	(41)	(41)
Franklin Multi-Asset Variable Conservative Growth - Class II	185,131	(168,908)	16,223
Franklin Mutual Shares VIP Fund - Class 1	1,519	(2,487)	(968)
Franklin Mutual Shares VIP Fund - Class 2	280,985	(2,272,560)	(1,991,575)
Franklin Mutual Shares VIP Fund - Class 4	407,253	(315,856)	91,397
Franklin Rising Dividends VIP Fund - Class 1	29,675	(33,609)	(3,934)
Franklin Rising Dividends VIP Fund - Class 4	684,962	(561,113)	123,849
Franklin Small Cap Value VIP Fund - Class 1	39,838	(31,462)	8,376
Franklin Small Cap Value VIP Fund - Class 4	327,653	(463,561)	(135,908)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	9,134	(10,980)	(1,846)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	178,771	(102,131)	76,640
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	272,671	(11,674)	260,997
Goldman Sachs VIT Government Money Market Fund - Service Shares	577,979	(689,852)	(111,873)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	70,980	(304,051)	(233,071)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	3,391	(405,854)	(402,463)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	4,892	(292,550)	(287,658)
Guggenheim VT Multi-Hedge Strategies	114,470	(506,076)	(391,606)
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	17,170	(143,795)	(126,625)
Invesco V.I. American Franchise Fund - Series I Shares	60	(6,622)	(6,562)
Invesco V.I. American Franchise Fund - Series II Shares	484	(8,153)	(7,669)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	692	(1,141)	(449)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	19,120	(88,072)	(68,952)
Invesco V.I. Comstock Fund - Series I Shares	36,476	(23,251)	13,225
Invesco V.I. Comstock Fund - Series II Shares	466,486	(302,711)	163,775
Invesco V.I. Core Equity Fund - Series I Shares	1,246	(20,879)	(19,633)
Invesco V.I. Core Equity Fund - Series II Shares	21	(3,792)	(3,771)
Invesco V.I. Diversified Dividend Fund - Series I Shares	76,242	(19,120)	57,122
Invesco V.I. Diversified Dividend Fund - Series II Shares	310,377	(416,697)	(106,320)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	15,427	(61,440)	(46,013)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	350,876	(1,537,512)	(1,186,636)
Invesco V.I. Equity and Income Fund - Series I Shares	8,378	(2,584)	5,794
Invesco V.I. Equity and Income Fund - Series II Shares	313,721	(218,702)	95,019
Invesco V.I. EQV International Equity Fund - Series I Shares	21,851	(53,682)	(31,831)
Invesco V.I. EQV International Equity Fund - Series II Shares	217,366	(369,706)	(152,340)
Invesco V.I. Global Fund - Series II Shares	9,672	(26,924)	(17,252)
Invesco V.I. International Growth Fund - Series I Shares	1,522	(21,586)	(20,064)
Invesco V.I. International Growth Fund - Series II Shares	87,400	(170,435)	(83,035)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	21,327	(29,293)	(7,966)
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	466,585	(270,483)	196,102
Janus Henderson Balanced Portfolio - Service Shares	3,749	(54,877)	(51,128)
Janus Henderson Enterprise Portfolio - Service Shares	1,968	(8,567)	(6,599)
Janus Henderson Global Research Portfolio - Service Shares	3,926	(3,344)	582
Lincoln Hedged Nasdaq-100 Fund - Service Class	505,716	(230,667)	275,049
Lincoln Hedged Nasdaq-100 Fund - Standard Class	17,564	(16,492)	1,072
Lincoln Hedged S&P 500 Conservative Fund - Service Class	874,324	(252,301)	622,023
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	97,062	(1,357)	95,705
Lincoln Hedged S&P 500 Fund - Service Class	1,916,924	(254,914)	1,662,010
Lincoln Hedged S&P 500 Fund - Standard Class	40,406	(3,747)	36,659
Lincoln Opportunistic Hedged Equity Fund - Service Class	406,879	(110,209)	296,670
Lincoln Opportunistic Hedged Equity Fund - Standard Class	12,080	(3,006)	9,074
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	564,409	(733,814)	(169,405)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	42,065	(236,240)	(194,175)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	11,637	(32,352)	(20,715)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	932,872	(625,971)	306,901
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	214,515	(1,329,371)	(1,114,856)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	9,735	(40,248)	(30,513)
LVIP American Balanced Allocation Fund - Service Class	698,456	(805,081)	(106,625)
LVIP American Balanced Allocation Fund - Standard Class	199,882	(169,996)	29,886
LVIP American Century Balanced Fund - Service Class	674,924	(980,700)	(305,776)
LVIP American Century Balanced Fund - Standard Class II	5,866	(13,428)	(7,562)
LVIP American Century Capital Appreciation Fund - Service Class	1,665,972	(453,907)	1,212,065
LVIP American Century Capital Appreciation Fund - Standard Class II	89,370	(70,258)	19,112
LVIP American Century Disciplined Core Value Fund - Service Class	256,111	(33,813)	222,298
LVIP American Century Disciplined Core Value Fund - Standard Class II	2,819	(997)	1,822
LVIP American Century Inflation Protection Fund - Service Class	1,745,335	(267,430)	1,477,905
LVIP American Century Inflation Protection Fund - Standard Class II	62,799	(22,802)	39,997
LVIP American Century International Fund - Service Class	582,936	(88,527)	494,409
LVIP American Century International Fund - Standard Class II	69,141	(43,965)	25,176
LVIP American Century Large Company Value Fund - Service Class	455,874	(765,762)	(309,888)
LVIP American Century Large Company Value Fund - Standard Class II	21,323	(80,636)	(59,313)
LVIP American Century Mid Cap Value Fund - Service Class	645,735	(70,070)	575,665
LVIP American Century Mid Cap Value Fund - Standard Class II	41,880	(20,425)	21,455
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	220,383	(2,683,522)	(2,463,139)
LVIP American Century Ultra® Fund - Service Class	1,347,524	(5,345,561)	(3,998,037)
LVIP American Century Ultra® Fund - Standard Class	111,432	(131,643)	(20,211)
LVIP American Century Value Fund - Service Class	1,883,973	(128,555)	1,755,418
LVIP American Century Value Fund - Standard Class II	70,905	(47,471)	23,434
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	690,470	(91,688)	598,782
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	31,587	(474,068)	(442,481)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	—	(2,883)	(2,883)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	132,409	(872,056)	(739,647)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	123	(555)	(432)
LVIP American Global Growth Fund - Service Class II	736,599	(813,701)	(77,102)
LVIP American Global Small Capitalization Fund - Service Class II	35,055	(2,597,047)	(2,561,992)
LVIP American Growth Allocation Fund - Service Class	880,524	(364,285)	516,239
LVIP American Growth Allocation Fund - Standard Class	131,458	(73,670)	57,788
LVIP American Growth Fund - Service Class II	7,122,513	(1,024,455)	6,098,058
LVIP American Growth-Income Fund - Service Class II	5,243,900	(908,890)	4,335,010
LVIP American Income Allocation Fund - Standard Class	896	(2,052)	(1,156)
LVIP American International Fund - Service Class II	588,703	(1,808,470)	(1,219,767)
LVIP American Preservation Fund - Service Class	1,217,323	(431,360)	785,963
LVIP American Preservation Fund - Standard Class	1,022	(8,685)	(7,663)
LVIP Baron Growth Opportunities Fund - Service Class	1,526,824	(1,472,881)	53,943
LVIP Baron Growth Opportunities Fund - Standard Class	50,777	(50,322)	455
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	16,272,169	(9,636,666)	6,635,503
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	768	(1,763)	(995)
LVIP BlackRock Equity Dividend Fund - Service Class	451,866	(573,513)	(121,647)
LVIP BlackRock Equity Dividend Fund - Standard Class	14,911	(15,487)	(576)
LVIP BlackRock Global Allocation Fund - Service Class	512,156	(4,569,348)	(4,057,192)
LVIP BlackRock Global Allocation Fund - Standard Class	42,548	(103,229)	(60,681)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	338,603	(7,768,942)	(7,430,339)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	65	(1,540)	(1,475)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	640,411	(2,619,720)	(1,979,309)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	2,390,640	(7,358,468)	(4,967,828)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	260,076	(252,954)	7,122
LVIP BlackRock Real Estate Fund - Service Class	567,027	(969,894)	(402,867)
LVIP BlackRock Real Estate Fund - Standard Class	69,860	(78,865)	(9,005)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	874,563	(4,017,839)	(3,143,276)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	33	(13)	20
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,692,307	(5,055,244)	(3,362,937)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	13,085	(12,144)	941
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	927,170	(4,500,184)	(3,573,014)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	53	(690)	(637)
LVIP Channing Small Cap Value Fund - Service Class	569,523	(403,430)	166,093
LVIP Channing Small Cap Value Fund - Standard Class	41,638	(45,434)	(3,796)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	269,897	(3,582,791)	(3,312,894)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	164	(282)	(118)
LVIP Dimensional International Core Equity Fund - Service Class	1,498,174	(1,582,019)	(83,845)
LVIP Dimensional International Core Equity Fund - Standard Class	294,903	(252,286)	42,617
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	279,470	(9,837,616)	(9,558,146)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	32,444	(74,229)	(41,785)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	894,923	(756,730)	138,193
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	219,518	(145,806)	73,712
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,207,184	(774,716)	432,468
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	246,091	(230,561)	15,530
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	609,637	(4,748,886)	(4,139,249)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	35,812	(56,316)	(20,504)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	764,294	(2,537,618)	(1,773,324)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	57	(232)	(175)
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	3,523,540	(12,491,281)	(8,967,741)
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	270,061	(259,386)	10,675
LVIP Franklin Templeton Core Bond Fund - Service Class	48,102,594	(23,785,579)	24,317,015
LVIP Franklin Templeton Core Bond Fund - Standard Class	1,512,591	(453,241)	1,059,350
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	634,914	(6,770,387)	(6,135,473)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	178,705	(1,715,993)	(1,537,288)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	45,071	(44,973)	98
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	446,855	(1,431,985)	(985,130)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	86,467	(73,230)	13,237
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	548,005	(926,090)	(378,085)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	62,877	(54,043)	8,834
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	686,145	(535,504)	150,641
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	84,262	(70,543)	13,719
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	757,030	(1,854,920)	(1,097,890)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2,600	(17,062)	(14,462)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	140,919	(5,142,174)	(5,001,255)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	33,688	(31,002)	2,686
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(37,951,703)	(37,951,703)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	27,244	(49,166)	(21,922)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	43,431	(30,787,347)	(30,743,916)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	18,429	(85,983)	(67,554)
LVIP Government Money Market Fund - Service Class	72,182,705	(66,672,226)	5,510,479
LVIP Government Money Market Fund - Standard Class	2,538,666	(2,970,606)	(431,940)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	85,477	(23,219,671)	(23,134,194)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	—	(5,170)	(5,170)
LVIP JPMorgan Core Bond Fund - Service Class	25,955,262	(1,498,755)	24,456,507
LVIP JPMorgan Core Bond Fund - Standard Class	974,499	(256,190)	718,309
LVIP JPMorgan High Yield Fund - Service Class	1,025,542	(1,313,782)	(288,240)
LVIP JPMorgan High Yield Fund - Standard Class	70,455	(45,289)	25,166
LVIP JPMorgan Mid Cap Value Fund - Service Class	1,787,686	(69,066)	1,718,620
LVIP JPMorgan Mid Cap Value Fund - Standard Class	84,003	(33,102)	50,901
LVIP JPMorgan Retirement Income Fund - Service Class	295,409	(303,475)	(8,066)
LVIP JPMorgan Retirement Income Fund - Standard Class	15,363	(18,477)	(3,114)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	400,526	(2,570,919)	(2,170,393)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	860	(850)	10
LVIP JPMorgan Short Duration Bond Fund - Service Class	3,460,127	(9,573,181)	(6,113,054)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	229,944	(131,820)	98,124
LVIP JPMorgan Small Cap Core Fund - Service Class	2,081,146	(230,873)	1,850,273
LVIP JPMorgan Small Cap Core Fund - Standard Class	130,024	(44,475)	85,549
LVIP JPMorgan U.S. Equity Fund - Service Class	5,763,253	(350,478)	5,412,775
LVIP JPMorgan U.S. Equity Fund - Standard Class	358,666	(60,067)	298,599
LVIP Loomis Sayles Global Growth Fund - Service Class	249,919	(93,781)	156,138
LVIP Loomis Sayles Global Growth Fund - Standard Class	7,630	(5,352)	2,278
LVIP Macquarie Wealth Builder Fund - Service Class	141,384	(975,446)	(834,062)
LVIP Macquarie Wealth Builder Fund - Standard Class	11,245	(106,736)	(95,491)
LVIP MFS International Growth Fund - Service Class	1,313,401	(1,506,219)	(192,818)
LVIP MFS International Growth Fund - Standard Class	23,552	(13,660)	9,892
LVIP MFS Value Fund - Service Class	1,590,013	(2,244,041)	(654,028)
LVIP MFS Value Fund - Standard Class	42,895	(80,523)	(37,628)
LVIP Mondrian Global Income Fund - Service Class	1,431,175	(5,190,716)	(3,759,541)
LVIP Mondrian Global Income Fund - Standard Class	17,478	(132,118)	(114,640)
LVIP Mondrian International Value Fund - Service Class	544,420	(2,440,608)	(1,896,188)
LVIP Mondrian International Value Fund - Standard Class	144,465	(99,593)	44,872
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	249,117	(1,051,135)	(802,018)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	485	(2,822)	(2,337)
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	231,923	(7,213,957)	(6,982,034)
LVIP Nomura Diversified Floating Rate Fund - Service Class	2,798,374	(8,132,859)	(5,334,485)
LVIP Nomura Diversified Floating Rate Fund - Standard Class	63,271	(75,817)	(12,546)
LVIP Nomura High Yield Fund - Service Class	271,177	(482,582)	(211,405)
LVIP Nomura High Yield Fund - Standard Class	49,684	(31,573)	18,111
LVIP Nomura Mid Cap Value Fund - Service Class	478,557	(573,109)	(94,552)
LVIP Nomura Mid Cap Value Fund - Standard Class	23,458	(18,847)	4,611
LVIP Nomura SMID Cap Core Fund - Service Class	633,381	(292,017)	341,364
LVIP Nomura SMID Cap Core Fund - Standard Class	33,982	(12,901)	21,081
LVIP Nomura Social Awareness Fund - Service Class	74,372	(224,712)	(150,340)
LVIP Nomura Social Awareness Fund - Standard Class	3,671	(38,070)	(34,399)
LVIP Nomura U.S. Growth Fund - Service Class	417,396	(785,983)	(368,587)
LVIP Nomura U.S. Growth Fund - Standard Class	11,138	(13,404)	(2,266)
LVIP Nomura U.S. REIT Fund - Service Class	225,501	(579,483)	(353,982)
LVIP Nomura U.S. REIT Fund - Standard Class	53,268	(97,193)	(43,925)
LVIP PIMCO Low Duration Bond Fund - Service Class	9,008,474	(13,008,993)	(4,000,519)
LVIP PIMCO Low Duration Bond Fund - Standard Class	522,304	(555,780)	(33,476)
LVIP SSGA Bond Index Fund - Service Class	4,366,091	(6,633,181)	(2,267,090)
LVIP SSGA Bond Index Fund - Standard Class	799,967	(376,528)	423,439
LVIP SSGA Conservative Index Allocation Fund - Service Class	370,078	(798,254)	(428,176)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	62,606	(29,846)	32,760
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	289,137	(215,946)	73,191
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	131,533	(107,682)	23,851
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	75,497	(4,494,092)	(4,418,595)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	14,350	(7,144)	7,206
LVIP SSGA International Index Fund - Service Class	1,414,628	(2,441,876)	(1,027,248)
LVIP SSGA International Index Fund - Standard Class	261,136	(199,274)	61,862
LVIP SSGA International Managed Volatility Fund - Service Class	264,966	(5,233,403)	(4,968,437)
LVIP SSGA International Managed Volatility Fund - Standard Class	1,503	(1,690)	(187)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	1,086,338	(4,394,887)	(3,308,549)
LVIP SSGA Mid-Cap Index Fund - Service Class	2,155,575	(498,536)	1,657,039
LVIP SSGA Mid-Cap Index Fund - Standard Class	206,488	(134,008)	72,480
LVIP SSGA Moderate Index Allocation Fund - Service Class	920,086	(1,519,906)	(599,820)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	6,791	(37,334)	(30,543)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	610,959	(1,320,607)	(709,648)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	49,515	(42,740)	6,775
LVIP SSGA Nasdaq-100 Index Fund - Service Class	1,122,200	(327,389)	794,811
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	157,042	(112,481)	44,561
LVIP SSGA S&P 500 Index Fund - Service Class	9,771,591	(2,115,947)	7,655,644
LVIP SSGA S&P 500 Index Fund - Standard Class	957,568	(378,961)	578,607
LVIP SSGA Short-Term Bond Index Fund - Service Class	5,306,451	(3,981,285)	1,325,166
LVIP SSGA Short-Term Bond Index Fund - Standard Class	470,256	(354,100)	116,156
LVIP SSGA Small-Cap Index Fund - Service Class	2,102,882	(1,629,613)	473,269
LVIP SSGA Small-Cap Index Fund - Standard Class	236,089	(209,794)	26,295
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	2,635,606	(5,809,114)	(3,173,508)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,388	(364)	1,024
LVIP Structured Conservative Allocation Fund - Service Class	185,813	(1,144,682)	(958,869)
LVIP Structured Conservative Allocation Fund - Standard Class	26,377	(9,001)	17,376
LVIP Structured Moderate Allocation Fund - Service Class	1,101,144	(3,938,292)	(2,837,148)
LVIP Structured Moderate Allocation Fund - Standard Class	1,782,499	(216,170)	1,566,329
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	601,377	(1,932,201)	(1,330,824)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	91,040	(68,396)	22,644
LVIP T. Rowe Price 2020 Fund - Service Class	8,785	(89,728)	(80,943)
LVIP T. Rowe Price 2030 Fund - Service Class	18,760	(35,178)	(16,418)
LVIP T. Rowe Price 2040 Fund - Service Class	11,472	(26,259)	(14,787)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,478,502	(560,681)	917,821
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	39,316	(48,964)	(9,648)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,542,056	(1,270,650)	271,406
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	6,092	(23,803)	(17,711)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,153,624	(12,416,128)	(11,262,504)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	683	(25,814)	(25,131)
LVIP Vanguard Bond Allocation Fund - Service Class	12,011,475	(5,583,956)	6,427,519
LVIP Vanguard Bond Allocation Fund - Standard Class	1,930,280	(590,823)	1,339,457
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,294,191	(1,152,401)	141,790
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	383,982	(171,157)	212,825
LVIP Vanguard International Equity ETF Fund - Service Class	1,509,247	(2,018,112)	(508,865)
LVIP Vanguard International Equity ETF Fund - Standard Class	353,750	(273,845)	79,905
LVIP Wellington SMID Cap Value Fund - Service Class	561,476	(482,201)	79,275
LVIP Wellington SMID Cap Value Fund - Standard Class	22,783	(11,414)	11,369
LVIP Western Asset Core Bond Fund - Service Class	3,107,486	(52,293,023)	(49,185,537)
LVIP Western Asset Core Bond Fund - Standard Class	80,253	(1,525,386)	(1,445,133)
MFS® VIT Growth Series - Initial Class	15,577	(7,997)	7,580
MFS® VIT Growth Series - Service Class	615,657	(572,102)	43,555
MFS® VIT Total Return Series - Initial Class	7,351	(11,891)	(4,540)
MFS® VIT Total Return Series - Service Class	427,391	(714,299)	(286,908)
MFS® VIT Utilities Series - Initial Class	19,308	(52,611)	(33,303)
MFS® VIT Utilities Series - Service Class	266,736	(733,501)	(466,765)
MFS® VIT II Core Equity Portfolio - Service Class	4,037	(10,381)	(6,344)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	32,218	(19,740)	12,478
MFS® VIT II International Intrinsic Value Portfolio - Service Class	190,587	(272,651)	(82,064)
Morgan Stanley VIF Growth Portfolio - Class II	1,985	(11,486)	(9,501)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	17,924	(54,327)	(36,403)
Nomura VIP Asset Strategy Series - Service Class	36,018	(71,223)	(35,205)
Nomura VIP Asset Strategy Series - Standard Class	2,798	(549)	2,249
Nomura VIP Emerging Markets Series - Service Class	255,166	(3,036,850)	(2,781,684)
Nomura VIP Emerging Markets Series - Standard Class	27,567	(16,614)	10,953
Nomura VIP Energy Series - Service Class	205,571	(353,152)	(147,581)
Nomura VIP Energy Series - Standard Class	53,778	(32,265)	21,513
Nomura VIP High Income Series - Service Class	179,546	(317,407)	(137,861)
Nomura VIP High Income Series - Standard Class	20,428	(45,976)	(25,548)
Nomura VIP International Core Equity Series - Standard Class	5	(208)	(203)
Nomura VIP Mid Cap Growth Series - Service Class	254,044	(396,179)	(142,135)
Nomura VIP Mid Cap Growth Series - Standard Class	47,777	(25,713)	22,064
Nomura VIP Science and Technology Series - Service Class	299,715	(446,120)	(146,405)
Nomura VIP Science and Technology Series - Standard Class	17,610	(23,917)	(6,307)
Nomura VIP Small Cap Growth Series - Service Class	151,801	(149,446)	2,355
Nomura VIP Small Cap Growth Series - Standard Class	7,002	(13,379)	(6,377)
Nomura VIP Small Cap Value Series - Service Class	764,222	(994,814)	(230,592)
Nomura VIP Small Cap Value Series - Standard Class	11,837	(91,111)	(79,274)
PIMCO VIT All Asset Portfolio - Advisor Class	128,351	(54,770)	73,581
PIMCO VIT All Asset Portfolio - Institutional Class	26,758	(50,068)	(23,310)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	71,961	(242,003)	(170,042)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	2,044	(1,951)	93
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	10,990	(55,306)	(44,316)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	1,958	(400)	1,558
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	19,261	(58,098)	(38,837)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	704	(69)	635
Putnam VT George Putnam Balanced Fund - Class IA	14,037	(11,340)	2,697
Putnam VT George Putnam Balanced Fund - Class IB	956,074	(858,036)	98,038
Putnam VT Global Health Care Fund - Class IA	25,731	(24,747)	984
Putnam VT Global Health Care Fund - Class IB	86,791	(243,534)	(156,743)
Putnam VT Income Fund - Class IA	25,789	(15,016)	10,773
Putnam VT Income Fund - Class IB	129,778	(140,929)	(11,151)
Putnam VT Large Cap Value Fund - Class IA	172,939	(150,062)	22,877
Putnam VT Large Cap Value Fund - Class IB	3,764,714	(661,460)	3,103,254
Putnam VT Sustainable Future Fund - Class IA	7,947	(3,561)	4,386
Putnam VT Sustainable Future Fund - Class IB	19,102	(38,816)	(19,714)
Putnam VT Sustainable Leaders Fund - Class IA	4,356	(6,148)	(1,792)
Putnam VT Sustainable Leaders Fund - Class IB	477,784	(212,040)	265,744
Templeton Foreign VIP Fund - Class 1	16,985	(17,876)	(891)
Templeton Foreign VIP Fund - Class 4	74,827	(100,491)	(25,664)
Templeton Global Bond VIP Fund - Class 1	95,419	(42,630)	52,789
Templeton Global Bond VIP Fund - Class 2	325,467	(1,547,122)	(1,221,655)
Templeton Global Bond VIP Fund - Class 4	213,083	(293,149)	(80,066)
Templeton Growth VIP Fund - Class 2	80,499	(166,431)	(85,932)
TOPS® Balanced ETF Portfolio - Service Class Shares	1,696	(10,138)	(8,442)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	(52,512)	(52,512)
VanEck VIP Global Resources Fund - Class S Shares	209,050	(132,752)	76,298
VanEck VIP Global Resources Fund - Initial Class Shares	41,413	(12,048)	29,365
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	240,933	(211,876)	29,057
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	31,466	(34,824)	(3,358)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	381	(1,842)	(1,461)
AB VPS Discovery Value Portfolio - Class B	159,017	(887,960)	(728,943)
AB VPS Large Cap Growth Portfolio - Class B	9,212	(52,063)	(42,851)
AB VPS Sustainable Global Thematic Portfolio - Class B	45,997	(181,813)	(135,816)
ALPS Global Opportunity Portfolio - Class I	54,989	(3,448)	51,541
ALPS Global Opportunity Portfolio - Class III	72,377	(107,249)	(34,872)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	114,425	(76,615)	37,810
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,291,823	(1,861,051)	(569,228)
American Funds® IS American Funds Global Balanced Fund - Class 1	81	(428)	(347)
American Funds® IS American Funds Global Balanced Fund - Class 1A	64,961	(12,408)	52,553
American Funds® IS American Funds Mortgage Fund - Class 1	7,811	(16,149)	(8,338)
American Funds® IS American Funds Mortgage Fund - Class 1A	95,365	(19,059)	76,306
American Funds® IS American Funds Mortgage Fund - Class 4	467,457	(385,407)	82,050
American Funds® IS American High-Income Trust - Class 1	31,622	(12,826)	18,796
American Funds® IS American High-Income Trust - Class 1A	63,334	(51,070)	12,264
American Funds® IS Asset Allocation Fund - Class 1	14,699	(45,175)	(30,476)
American Funds® IS Asset Allocation Fund - Class 1A	513,844	(286,804)	227,040
American Funds® IS Asset Allocation Fund - Class 4	2,009,897	(2,149,694)	(139,797)
American Funds® IS Capital Income Builder - Class 1	19,549	(7,894)	11,655
American Funds® IS Capital Income Builder - Class 1A	65,655	(52,456)	13,199
American Funds® IS Capital Income Builder - Class 4	999,390	(360,002)	639,388
American Funds® IS Capital World Bond Fund - Class 1	21,212	(15,715)	5,497
American Funds® IS Capital World Bond Fund - Class 1A	36,431	(59,529)	(23,098)
American Funds® IS Capital World Growth and Income Fund - Class 1	132	(5,780)	(5,648)
American Funds® IS Capital World Growth and Income Fund - Class 1A	66,840	(30,688)	36,152
American Funds® IS Global Growth Fund - Class 1	1,726	(6,393)	(4,667)
American Funds® IS Global Growth Fund - Class 1A	135,779	(126,219)	9,560
American Funds® IS Global Growth Fund - Class 2	269,551	(804,792)	(535,241)
American Funds® IS Global Growth Fund - Class 4	1,254,654	(830,863)	423,791
American Funds® IS Global Small Capitalization Fund - Class 1	699	(4,742)	(4,043)
American Funds® IS Global Small Capitalization Fund - Class 1A	47,832	(29,405)	18,427
American Funds® IS Global Small Capitalization Fund - Class 2	382,490	(1,227,385)	(844,895)
American Funds® IS Global Small Capitalization Fund - Class 4	220,749	(477,464)	(256,715)
American Funds® IS Growth Fund - Class 1	4,405	(18,217)	(13,812)
American Funds® IS Growth Fund - Class 1A	295,072	(273,260)	21,812
American Funds® IS Growth Fund - Class 2	1,202,884	(3,691,693)	(2,488,809)
American Funds® IS Growth Fund - Class 4	4,510,862	(1,470,914)	3,039,948
American Funds® IS Growth-Income Fund - Class 1	9,521	(22,043)	(12,522)
American Funds® IS Growth-Income Fund - Class 1A	228,478	(209,583)	18,895
American Funds® IS Growth-Income Fund - Class 2	1,099,630	(5,616,423)	(4,516,793)
American Funds® IS Growth-Income Fund - Class 4	3,348,209	(776,223)	2,571,986
American Funds® IS International Fund - Class 1	10,469	(36,823)	(26,354)
American Funds® IS International Fund - Class 1A	167,915	(140,801)	27,114
American Funds® IS International Fund - Class 2	625,808	(2,451,324)	(1,825,516)
American Funds® IS International Fund - Class 4	882,707	(431,595)	451,112
American Funds® IS International Growth and Income Fund - Class 1	1,964	(6,872)	(4,908)
American Funds® IS International Growth and Income Fund - Class 1A	54,669	(86,334)	(31,665)
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	44,376	(76,016)	(31,640)
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	112,487	(1,377,654)	(1,265,167)
American Funds® IS Managed Risk Growth Fund - Class P1	18,331	(68,049)	(49,718)
American Funds® IS Managed Risk Growth-Income Fund - Class P1	9,815	(23,508)	(13,693)
American Funds® IS Managed Risk International Fund - Class P1	12,502	(18,792)	(6,290)
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	18,812	(37,758)	(18,946)
American Funds® IS New World Fund - Class 1	12,722	(13,644)	(922)
American Funds® IS New World Fund - Class 1A	145,905	(81,090)	64,815
American Funds® IS New World Fund - Class 4	330,019	(585,204)	(255,185)
American Funds® IS The Bond Fund of America - Class 1	43,878	(18,523)	25,355
American Funds® IS The Bond Fund of America - Class 1A	399,548	(232,076)	167,472
American Funds® IS U.S. Government Securities Fund - Class 1	2,092	(2,346)	(254)
American Funds® IS U.S. Government Securities Fund - Class 1A	235,354	(155,075)	80,279
American Funds® IS Washington Mutual Investors Fund - Class 1	14,719	(45,658)	(30,939)
American Funds® IS Washington Mutual Investors Fund - Class 1A	215,491	(135,747)	79,744
American Funds® IS Washington Mutual Investors Fund - Class 4	1,320,564	(542,365)	778,199
ClearBridge Variable Growth Portfolio - Class I	12,484	(4,590)	7,894
ClearBridge Variable Growth Portfolio - Class II	182,270	(207,775)	(25,505)
ClearBridge Variable Large Cap Growth Portfolio - Class I	121,672	(115,005)	6,667
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,110,653	(1,613,440)	(502,787)
ClearBridge Variable Mid Cap Portfolio - Class I	17,781	(22,606)	(4,825)
ClearBridge Variable Mid Cap Portfolio - Class II	195,962	(483,632)	(287,670)
Columbia VP Commodity Strategy Fund - Class 1	68,403	(21,087)	47,316
Columbia VP Commodity Strategy Fund - Class 2	91,081	(117,747)	(26,666)
Columbia VP Emerging Markets Bond Fund - Class 1	22,342	(19,653)	2,689
Columbia VP Emerging Markets Bond Fund - Class 2	123,354	(32,067)	91,287
Columbia VP Strategic Income Fund - Class 1	243,148	(230,826)	12,322
Columbia VP Strategic Income Fund - Class 2	562,642	(311,279)	251,363
Delaware VIP® International Series - Standard Class	12	(2,700)	(2,688)
DWS Alternative Asset Allocation VIP Portfolio - Class A	95,485	(23,141)	72,344
DWS Alternative Asset Allocation VIP Portfolio - Class B	98,346	(339,075)	(240,729)
DWS Equity 500 Index VIP Portfolio - Class A	6,641	(15,099)	(8,458)
DWS Small Cap Index VIP Portfolio - Class A	2,025	(8,234)	(6,209)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	58,618	(159,445)	(100,827)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,384,001	(1,519,801)	(135,800)
Fidelity® VIP Balanced Portfolio - Initial Class	266,634	(193,193)	73,441
Fidelity® VIP Balanced Portfolio - Service Class 2	8,611,100	(823,180)	7,787,920
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	1,637	(879)	758
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	69,740	(30,795)	38,945
Fidelity® VIP Consumer Staples Portfolio - Initial Class	5,321	(144)	5,177
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	102,552	(62,786)	39,766
Fidelity® VIP Contrafund® Portfolio - Initial Class	104,210	(67,258)	36,952
Fidelity® VIP Contrafund® Portfolio - Service Class	23,830	(7,091)	16,739
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,023,935	(2,211,611)	(187,676)
Fidelity® VIP Financials Portfolio - Initial Class	18,497	(14,531)	3,966
Fidelity® VIP Financials Portfolio - Service Class 2	165,356	(20,067)	145,289
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	589	(19,258)	(18,669)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	264,577	(307,610)	(43,033)
Fidelity® VIP Growth Portfolio - Initial Class	55,445	(59,329)	(3,884)
Fidelity® VIP Growth Portfolio - Service Class 2	1,776,387	(560,984)	1,215,403
Fidelity® VIP Mid Cap Portfolio - Initial Class	65,206	(34,017)	31,189
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,317,872	(1,429,764)	(111,892)
Fidelity® VIP Strategic Income Portfolio - Initial Class	384,564	(66,475)	318,089
Fidelity® VIP Strategic Income Portfolio - Service Class 2	1,148,565	(396,986)	751,579
Fidelity® VIP Technology Portfolio - Initial Class	52,166	(45,386)	6,780
Fidelity® VIP Technology Portfolio - Service Class 2	865,787	(140,016)	725,771
First Trust Capital Strength Hedged Equity Portfolio - Class I	750,211	(202,509)	547,702
First Trust Capital Strength Portfolio - Class I	2,826,801	(918,452)	1,908,349
First Trust Capital Strength Portfolio - Class II	9	(84,168)	(84,159)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	102,610	(150,825)	(48,215)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	1	(17,863)	(17,862)
First Trust Growth Strength Portfolio - Class I	990,580	(239,954)	750,626
First Trust International Developed Capital Strength Portfolio - Class I	991,783	(134,213)	857,570
First Trust International Developed Capital Strength Portfolio - Class II	—	(28,245)	(28,245)
First Trust Multi Income Allocation Portfolio - Class I	321,543	(116,932)	204,611
First Trust Multi Income Allocation Portfolio - Class II	—	(2,442)	(2,442)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	891,466	(1,460,697)	(569,231)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	350	(104,614)	(104,264)
Franklin Allocation VIP Fund - Class 1	16,311	(1,923)	14,388
Franklin Allocation VIP Fund - Class 4	401,920	(150,512)	251,408
Franklin Income VIP Fund - Class 1	14,371	(9,517)	4,854
Franklin Income VIP Fund - Class 2	551,461	(2,421,465)	(1,870,004)
Franklin Income VIP Fund - Class 4	1,845,541	(1,050,505)	795,036
Franklin Multi-Asset Variable Conservative Growth - Class I	3,196	(3,237)	(41)
Franklin Multi-Asset Variable Conservative Growth - Class II	179,892	(182,389)	(2,497)
Franklin Mutual Shares VIP Fund - Class 1	805	(6,571)	(5,766)
Franklin Mutual Shares VIP Fund - Class 2	194,797	(3,819,860)	(3,625,063)
Franklin Mutual Shares VIP Fund - Class 4	279,498	(392,483)	(112,985)
Franklin Rising Dividends VIP Fund - Class 1	35,256	(28,966)	6,290
Franklin Rising Dividends VIP Fund - Class 4	848,288	(522,683)	325,605
Franklin Small Cap Value VIP Fund - Class 1	24,937	(48,217)	(23,280)
Franklin Small Cap Value VIP Fund - Class 4	539,597	(334,777)	204,820
Franklin Small-Mid Cap Growth VIP Fund - Class 1	23,189	(47,555)	(24,366)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	205,994	(223,490)	(17,496)
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	56,426	(75,246)	(18,820)
Goldman Sachs VIT Government Money Market Fund - Service Shares	400,363	(267,633)	132,730
Goldman Sachs VIT Large Cap Value Fund - Service Shares	27,847	(652,734)	(624,887)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	106,267	(48,739)	57,528
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	174,388	(25,321)	149,067
Guggenheim VT Long Short Equity	241,167	(699,769)	(458,602)
Guggenheim VT Multi-Hedge Strategies	281,698	(130,418)	151,280
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	33,761	(73,357)	(39,596)
Invesco V.I. American Franchise Fund - Series I Shares	238	(11,897)	(11,659)
Invesco V.I. American Franchise Fund - Series II Shares	522	(1,971)	(1,449)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	2,450	(47,526)	(45,076)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	21,960	(99,337)	(77,377)
Invesco V.I. Comstock Fund - Series I Shares	29,051	(37,939)	(8,888)
Invesco V.I. Comstock Fund - Series II Shares	510,804	(332,108)	178,696
Invesco V.I. Core Equity Fund - Series I Shares	1,601	(16,741)	(15,140)
Invesco V.I. Core Equity Fund - Series II Shares	4,210	(9,159)	(4,949)
Invesco V.I. Diversified Dividend Fund - Series I Shares	74,528	(46,876)	27,652
Invesco V.I. Diversified Dividend Fund - Series II Shares	134,657	(209,107)	(74,450)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	41,982	(97,468)	(55,486)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	661,282	(1,877,828)	(1,216,546)
Invesco V.I. Equity and Income Fund - Series I Shares	9,935	(11,521)	(1,586)
Invesco V.I. Equity and Income Fund - Series II Shares	233,009	(236,304)	(3,295)
Invesco V.I. EQV International Equity Fund - Series I Shares	14,425	(33,225)	(18,800)
Invesco V.I. EQV International Equity Fund - Series II Shares	210,594	(282,125)	(71,531)
Invesco V.I. Global Fund - Series II Shares	6,736	(34,291)	(27,555)
Invesco V.I. International Growth Fund - Series I Shares	13,497	(19,691)	(6,194)
Invesco V.I. International Growth Fund - Series II Shares	86,743	(168,093)	(81,350)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	15,171	(24,714)	(9,543)
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	414,039	(178,589)	235,450
Janus Henderson Balanced Portfolio - Service Shares	80,354	(73,288)	7,066
Janus Henderson Enterprise Portfolio - Service Shares	1,710	(15,253)	(13,543)
Janus Henderson Global Research Portfolio - Service Shares	3,277	(4,560)	(1,283)
Lincoln Hedged Nasdaq-100 Fund - Service Class	305,762	(61,146)	244,616
Lincoln Hedged Nasdaq-100 Fund - Standard Class	51,850	(4,940)	46,910
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	2,716	(95,496)	(92,780)
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	234	(14,850)	(14,616)
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	21	(100,767)	(100,746)
Lincoln Hedged S&P 500 Conservative Fund - Service Class	880,905	(187,810)	693,095
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	2,909	(51)	2,858
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	2,413	(253,436)	(251,023)
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	1,290	(192,071)	(190,781)
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	59,141	(290,840)	(231,699)
Lincoln Hedged S&P 500 Fund - Service Class	1,123,768	(105,830)	1,017,938
Lincoln Hedged S&P 500 Fund - Standard Class	11,591	(25)	11,566
Lincoln Hedged S&P 500 Fund 2 - Service Class	135	(195,262)	(195,127)
Lincoln Hedged S&P 500 Fund 3 - Service Class	5,846	(211,280)	(205,434)
Lincoln Hedged S&P 500 Fund 4 - Service Class	51,566	(239,992)	(188,426)
Lincoln Opportunistic Hedged Equity Fund - Service Class	266,945	(26,468)	240,477
Lincoln Opportunistic Hedged Equity Fund - Standard Class	28,972	(17,329)	11,643
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	599,565	(392,682)	206,883
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	250,000	(611,620)	(361,620)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	4,746	(45,219)	(40,473)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	952,111	(967,877)	(15,766)
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	307,590	(1,634,851)	(1,327,261)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	20,346	(43,579)	(23,233)
LVIP American Balanced Allocation Fund - Service Class	711,643	(365,132)	346,511
LVIP American Balanced Allocation Fund - Standard Class	43,195	(62,091)	(18,896)
LVIP American Century Balanced Fund - Service Class	525,594	(997,883)	(472,289)
LVIP American Century Balanced Fund - Standard Class II	15,816	(40,061)	(24,245)
LVIP American Century Capital Appreciation Fund - Service Class	911,570	(81,107)	830,463
LVIP American Century Capital Appreciation Fund - Standard Class II	22,448	(8,503)	13,945
LVIP American Century Disciplined Core Value Fund - Service Class	122,220	(16,720)	105,500
LVIP American Century Disciplined Core Value Fund - Standard Class II	4,496	(7)	4,489
LVIP American Century Inflation Protection Fund - Service Class	876,819	(365,093)	511,726
LVIP American Century Inflation Protection Fund - Standard Class II	3,100	(3)	3,097
LVIP American Century International Fund - Service Class	131,926	(1,627)	130,299
LVIP American Century International Fund - Standard Class II	11,319	(2,493)	8,826
LVIP American Century Large Company Value Fund - Service Class	728,157	(944,769)	(216,612)
LVIP American Century Large Company Value Fund - Standard Class II	93,111	(82,204)	10,907
LVIP American Century Mid Cap Value Fund - Service Class	335,056	(9,031)	326,025
LVIP American Century Mid Cap Value Fund - Standard Class II	16,597	(31)	16,566
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	184,141	(3,353,945)	(3,169,804)
LVIP American Century Ultra® Fund - Service Class	39,871,627	(2,730,726)	37,140,901
LVIP American Century Ultra® Fund - Standard Class	568,638	(89,691)	478,947
LVIP American Century Ultra® Fund - Standard Class II	2,050	(2,050)	—
LVIP American Century Value Fund - Service Class	381,727	(4,574)	377,153
LVIP American Century Value Fund - Standard Class II	25,526	(136)	25,390
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	109,465	(389,480)	(280,015)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	15	(918)	(903)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	86,235	(1,007,665)	(921,430)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(513)	(513)
LVIP American Global Growth Fund - Service Class II	456,190	(868,271)	(412,081)
LVIP American Global Small Capitalization Fund - Service Class II	83,101	(325,504)	(242,403)
LVIP American Growth Allocation Fund - Service Class	975,409	(473,288)	502,121
LVIP American Growth Allocation Fund - Standard Class	18,862	(48,394)	(29,532)
LVIP American Growth Fund - Service Class II	3,353,443	(1,148,877)	2,204,566
LVIP American Growth-Income Fund - Service Class II	3,428,097	(1,140,277)	2,287,820
LVIP American Income Allocation Fund - Standard Class	638	(2,122)	(1,484)
LVIP American International Fund - Service Class II	1,112,456	(2,446,902)	(1,334,446)
LVIP American Preservation Fund - Service Class	886,538	(255,145)	631,393
LVIP American Preservation Fund - Standard Class	2,665	(6,027)	(3,362)
LVIP Baron Growth Opportunities Fund - Service Class	958,176	(983,448)	(25,272)
LVIP Baron Growth Opportunities Fund - Standard Class	20,201	(33,331)	(13,130)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	383,496	(8,849,204)	(8,465,708)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	15,448	(4,227)	11,221
LVIP BlackRock Equity Dividend Fund - Service Class	229,762	(1,225,348)	(995,586)
LVIP BlackRock Equity Dividend Fund - Standard Class	10,020	(25,891)	(15,871)
LVIP BlackRock Global Allocation Fund - Service Class	228,678	(5,686,989)	(5,458,311)
LVIP BlackRock Global Allocation Fund - Standard Class	55,244	(71,078)	(15,834)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	183,499	(7,536,205)	(7,352,706)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	53	(273)	(220)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	394,409	(3,498,396)	(3,103,987)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	2,649,504	(5,853,500)	(3,203,996)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	228,469	(125,672)	102,797
LVIP BlackRock Real Estate Fund - Service Class	449,523	(1,107,165)	(657,642)
LVIP BlackRock Real Estate Fund - Standard Class	100,111	(85,112)	14,999
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	1,103,298	(4,831,605)	(3,728,307)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	415	(6)	409
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	561,308	(6,171,043)	(5,609,735)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	11,778	(15,805)	(4,027)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	351,149	(6,916,869)	(6,565,720)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	14	(284)	(270)
LVIP Channing Small Cap Value Fund - Service Class	836,319	(311,729)	524,590
LVIP Channing Small Cap Value Fund - Standard Class	224,834	(129,951)	94,883
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	56,444	(4,791,386)	(4,734,942)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	30	(443)	(413)
LVIP Dimensional International Core Equity Fund - Service Class	1,131,319	(1,048,913)	82,406
LVIP Dimensional International Core Equity Fund - Standard Class	275,942	(192,894)	83,048
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	1,332,655	(4,050,026)	(2,717,371)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	73,043	(51,767)	21,276
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	495,189	(990,739)	(495,550)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	189,930	(214,059)	(24,129)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	674,004	(1,373,418)	(699,414)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	235,234	(174,728)	60,506
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	49,829	(6,506,848)	(6,457,019)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	50,189	(95,057)	(44,868)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	469,774	(3,761,939)	(3,292,165)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	24	(522)	(498)
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	6,387,660	(6,538,300)	(150,640)
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	197,584	(666,972)	(469,388)
LVIP Franklin Templeton Core Bond Fund - Service Class	24,769,450	(10,265,364)	14,504,086
LVIP Franklin Templeton Core Bond Fund - Standard Class	257,319	(482,078)	(224,759)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	391,565	(8,041,526)	(7,649,961)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(708)	(708)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	268,530	(1,426,765)	(1,158,235)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	52,902	(61,468)	(8,566)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	443,623	(1,131,647)	(688,024)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	31,338	(17,349)	13,989
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	276,438	(1,521,230)	(1,244,792)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	63,076	(70,433)	(7,357)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	286,826	(840,846)	(554,020)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	84,812	(71,361)	13,451
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,747,747	(992,848)	1,754,899
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	20,401	(16,483)	3,918
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	132,242	(5,461,131)	(5,328,889)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	303	(6,905)	(6,602)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(44,621,726)	(44,621,726)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,391	(60,302)	(56,911)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	46,912	(32,313,507)	(32,266,595)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	52,912	(29,728)	23,184
LVIP Government Money Market Fund - Service Class	84,140,149	(56,971,871)	27,168,278
LVIP Government Money Market Fund - Standard Class	2,970,337	(2,631,845)	338,492
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	153,931	(4,525,378)	(4,371,447)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	68	(281)	(213)
LVIP JPMorgan Core Bond Fund - Service Class	17,818,326	(717,783)	17,100,543
LVIP JPMorgan Core Bond Fund - Standard Class	740,174	(289,703)	450,471
LVIP JPMorgan High Yield Fund - Service Class	1,001,716	(944,150)	57,566
LVIP JPMorgan High Yield Fund - Standard Class	236,515	(116,101)	120,414
LVIP JPMorgan Mid Cap Value Fund - Service Class	1,303,455	(21,217)	1,282,238
LVIP JPMorgan Mid Cap Value Fund - Standard Class	115,805	(60,019)	55,786
LVIP JPMorgan Retirement Income Fund - Service Class	315,450	(346,229)	(30,779)
LVIP JPMorgan Retirement Income Fund - Standard Class	2,100	(995)	1,105
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	150,786	(5,234,989)	(5,084,203)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	612	(1,629)	(1,017)
LVIP JPMorgan Short Duration Bond Fund - Service Class	3,762,002	(6,705,482)	(2,943,480)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	118,654	(80,212)	38,442
LVIP JPMorgan Small Cap Core Fund - Service Class	2,782,748	(23,097)	2,759,651
LVIP JPMorgan Small Cap Core Fund - Standard Class	99,101	(161,252)	(62,151)
LVIP JPMorgan U.S. Equity Fund - Service Class	4,953,016	(337,475)	4,615,541
LVIP JPMorgan U.S. Equity Fund - Standard Class	260,386	(90,540)	169,846
LVIP Loomis Sayles Global Growth Fund - Service Class	69,309	(99,893)	(30,584)
LVIP Loomis Sayles Global Growth Fund - Standard Class	13,776	(5,725)	8,051
LVIP Macquarie Wealth Builder Fund - Service Class	201,685	(173,629)	28,056
LVIP Macquarie Wealth Builder Fund - Standard Class	11,498	(24,819)	(13,321)
LVIP MFS International Growth Fund - Service Class	1,012,379	(1,113,715)	(101,336)
LVIP MFS International Growth Fund - Standard Class	22,490	(23,434)	(944)
LVIP MFS Value Fund - Service Class	1,062,779	(5,010,400)	(3,947,621)
LVIP MFS Value Fund - Standard Class	107,629	(87,625)	20,004
LVIP Mondrian Global Income Fund - Service Class	2,631,334	(3,818,491)	(1,187,157)
LVIP Mondrian Global Income Fund - Standard Class	139,978	(27,158)	112,820
LVIP Mondrian International Value Fund - Service Class	1,772,734	(2,060,001)	(287,267)
LVIP Mondrian International Value Fund - Standard Class	36,552	(73,524)	(36,972)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	206,611	(938,312)	(731,701)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	21,324	(20,824)	500
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	617,056	(4,333,659)	(3,716,603)
LVIP Nomura Diversified Floating Rate Fund - Service Class	5,280,361	(4,334,941)	945,420
LVIP Nomura Diversified Floating Rate Fund - Standard Class	133,673	(190,783)	(57,110)
LVIP Nomura High Yield Fund - Service Class	458,408	(450,398)	8,010
LVIP Nomura High Yield Fund - Standard Class	46,883	(25,538)	21,345
LVIP Nomura Mid Cap Value Fund - Service Class	694,306	(724,780)	(30,474)
LVIP Nomura Mid Cap Value Fund - Standard Class	56,924	(42,312)	14,612
LVIP Nomura SMID Cap Core Fund - Service Class	420,193	(388,297)	31,896
LVIP Nomura SMID Cap Core Fund - Standard Class	33,625	(31,479)	2,146
LVIP Nomura Social Awareness Fund - Service Class	127,461	(304,565)	(177,104)
LVIP Nomura Social Awareness Fund - Standard Class	10,652	(31,670)	(21,018)
LVIP Nomura U.S. Growth Fund - Service Class	185,368	(1,141,746)	(956,378)
LVIP Nomura U.S. Growth Fund - Standard Class	14,856	(15,162)	(306)
LVIP Nomura U.S. REIT Fund - Service Class	245,498	(766,180)	(520,682)
LVIP Nomura U.S. REIT Fund - Standard Class	83,488	(53,747)	29,741
LVIP PIMCO Low Duration Bond Fund - Service Class	11,855,854	(8,228,948)	3,626,906
LVIP PIMCO Low Duration Bond Fund - Standard Class	599,378	(310,411)	288,967
LVIP SSGA Bond Index Fund - Service Class	6,911,001	(3,156,477)	3,754,524
LVIP SSGA Bond Index Fund - Standard Class	1,574,099	(309,409)	1,264,690
LVIP SSGA Conservative Index Allocation Fund - Service Class	602,405	(775,758)	(173,353)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	24,952	(43,389)	(18,437)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	250,092	(223,494)	26,598
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	165,166	(69,479)	95,687
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	115,263	(5,121,347)	(5,006,084)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	5,161	(18,969)	(13,808)
LVIP SSGA International Index Fund - Service Class	1,764,119	(1,720,089)	44,030
LVIP SSGA International Index Fund - Standard Class	240,690	(159,486)	81,204
LVIP SSGA International Managed Volatility Fund - Service Class	587,189	(3,436,965)	(2,849,776)
LVIP SSGA International Managed Volatility Fund - Standard Class	1,299	(1,819)	(520)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	178,811	(5,873,621)	(5,694,810)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,363,396	(502,036)	861,360
LVIP SSGA Mid-Cap Index Fund - Standard Class	320,719	(140,341)	180,378
LVIP SSGA Moderate Index Allocation Fund - Service Class	761,870	(1,349,388)	(587,518)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	97,932	(58,920)	39,012
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	934,705	(1,230,517)	(295,812)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	53,345	(55,331)	(1,986)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	827,835	(469,124)	358,711
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	178,604	(156,529)	22,075
LVIP SSGA S&P 500 Index Fund - Service Class	6,974,345	(2,496,579)	4,477,766
LVIP SSGA S&P 500 Index Fund - Standard Class	771,510	(631,446)	140,064
LVIP SSGA Short-Term Bond Index Fund - Service Class	6,400,886	(3,372,101)	3,028,785
LVIP SSGA Short-Term Bond Index Fund - Standard Class	676,048	(381,386)	294,662
LVIP SSGA Small-Cap Index Fund - Service Class	1,948,214	(1,701,209)	247,005
LVIP SSGA Small-Cap Index Fund - Standard Class	439,436	(215,483)	223,953
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	481,706	(5,879,528)	(5,397,822)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	230	(692)	(462)
LVIP Structured Conservative Allocation Fund - Service Class	377,110	(1,244,843)	(867,733)
LVIP Structured Conservative Allocation Fund - Standard Class	8,791	(10,418)	(1,627)
LVIP Structured Moderate Allocation Fund - Service Class	215,018	(3,692,200)	(3,477,182)
LVIP Structured Moderate Allocation Fund - Standard Class	5,381	(18,501)	(13,120)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	301,284	(2,162,278)	(1,860,994)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	1,086	(34,680)	(33,594)
LVIP T. Rowe Price 2020 Fund - Service Class	9,883	(63,428)	(53,545)
LVIP T. Rowe Price 2030 Fund - Service Class	17,049	(49,321)	(32,272)
LVIP T. Rowe Price 2040 Fund - Service Class	5,415	(68,425)	(63,010)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	681,923	(701,263)	(19,340)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	42,713	(27,542)	15,171
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,764,694	(1,392,909)	371,785
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	25,295	(11,402)	13,893
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	3,523,074	(8,477,705)	(4,954,631)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	42,346	(15,283)	27,063
LVIP Vanguard Bond Allocation Fund - Service Class	13,694,373	(3,098,290)	10,596,083
LVIP Vanguard Bond Allocation Fund - Standard Class	1,835,663	(455,076)	1,380,587
LVIP Vanguard Domestic Equity ETF Fund - Service Class	798,987	(1,537,506)	(738,519)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	239,955	(146,620)	93,335
LVIP Vanguard International Equity ETF Fund - Service Class	1,914,748	(1,374,003)	540,745
LVIP Vanguard International Equity ETF Fund - Standard Class	382,437	(258,103)	124,334
LVIP Wellington Capital Growth Fund - Service Class	95,874	(9,774,710)	(9,678,836)
LVIP Wellington Capital Growth Fund - Standard Class	11,113	(185,067)	(173,954)
LVIP Wellington SMID Cap Value Fund - Service Class	347,400	(921,984)	(574,584)
LVIP Wellington SMID Cap Value Fund - Standard Class	19,347	(19,638)	(291)
LVIP Western Asset Core Bond Fund - Service Class	6,185,845	(2,204,452)	3,981,393
LVIP Western Asset Core Bond Fund - Standard Class	312,608	(404,291)	(91,683)
MFS® VIT Growth Series - Initial Class	12,707	(29,550)	(16,843)
MFS® VIT Growth Series - Service Class	593,390	(648,267)	(54,877)
MFS® VIT Total Return Series - Initial Class	17,321	(45,743)	(28,422)
MFS® VIT Total Return Series - Service Class	367,404	(624,811)	(257,407)
MFS® VIT Utilities Series - Initial Class	59,260	(35,104)	24,156
MFS® VIT Utilities Series - Service Class	409,139	(708,347)	(299,208)
MFS® VIT II Core Equity Portfolio - Service Class	36	(7,199)	(7,163)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	25,762	(13,959)	11,803
MFS® VIT II International Intrinsic Value Portfolio - Service Class	179,367	(253,627)	(74,260)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	8,234	(117,314)	(109,080)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	58,632	(700,657)	(642,025)
Morgan Stanley VIF Growth Portfolio - Class II	8,603	(16,164)	(7,561)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	18,509	(69,249)	(50,740)
Nomura VIP Asset Strategy Series - Service Class	74,074	(147,004)	(72,930)
Nomura VIP Asset Strategy Series - Standard Class	7,559	(58,948)	(51,389)
Nomura VIP Emerging Markets Series - Service Class	598,972	(1,659,914)	(1,060,942)
Nomura VIP Emerging Markets Series - Standard Class	16,229	(21,255)	(5,026)
Nomura VIP Energy Series - Service Class	256,574	(520,539)	(263,965)
Nomura VIP Energy Series - Standard Class	36,129	(41,910)	(5,781)
Nomura VIP High Income Series - Service Class	378,356	(220,084)	158,272
Nomura VIP High Income Series - Standard Class	159,305	(29,029)	130,276
Nomura VIP International Core Equity Series - Standard Class	2,669	(54)	2,615
Nomura VIP Mid Cap Growth Series - Service Class	159,944	(485,787)	(325,843)
Nomura VIP Mid Cap Growth Series - Standard Class	24,120	(47,553)	(23,433)
Nomura VIP Science and Technology Series - Service Class	178,612	(597,033)	(418,421)
Nomura VIP Science and Technology Series - Standard Class	7,673	(10,740)	(3,067)
Nomura VIP Small Cap Growth Series - Service Class	255,840	(139,061)	116,779
Nomura VIP Small Cap Growth Series - Standard Class	34,416	(51,528)	(17,112)
Nomura VIP Small Cap Value Series - Service Class	537,726	(1,460,810)	(923,084)
Nomura VIP Small Cap Value Series - Standard Class	85,690	(76,692)	8,998
PIMCO VIT All Asset Portfolio - Advisor Class	47,220	(54,339)	(7,119)
PIMCO VIT All Asset Portfolio - Institutional Class	47,365	(3,611)	43,754
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	159,318	(548,360)	(389,042)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	6,356	(5,479)	877
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	14,435	(18,529)	(4,094)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	240	(2,490)	(2,250)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	7,130	(26,395)	(19,265)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	3	(905)	(902)
Putnam VT George Putnam Balanced Fund - Class IA	17,524	(53,732)	(36,208)
Putnam VT George Putnam Balanced Fund - Class IB	831,731	(453,846)	377,885
Putnam VT Global Health Care Fund - Class IA	24,147	(27,007)	(2,860)
Putnam VT Global Health Care Fund - Class IB	147,479	(207,900)	(60,421)
Putnam VT Income Fund - Class IA	13,145	(26,958)	(13,813)
Putnam VT Income Fund - Class IB	241,709	(194,254)	47,455
Putnam VT Large Cap Value Fund - Class IA	182,335	(99,350)	82,985
Putnam VT Large Cap Value Fund - Class IB	5,729,869	(720,621)	5,009,248
Putnam VT Sustainable Future Fund - Class IA	1,791	(1,791)	—
Putnam VT Sustainable Future Fund - Class IB	62,771	(13,962)	48,809
Putnam VT Sustainable Leaders Fund - Class IA	2,941	(4,375)	(1,434)
Putnam VT Sustainable Leaders Fund - Class IB	768,581	(74,927)	693,654
Templeton Foreign VIP Fund - Class 1	5,137	(9,627)	(4,490)
Templeton Foreign VIP Fund - Class 4	189,982	(118,985)	70,997
Templeton Global Bond VIP Fund - Class 1	48,253	(114,090)	(65,837)
Templeton Global Bond VIP Fund - Class 2	1,141,637	(1,159,073)	(17,436)
Templeton Global Bond VIP Fund - Class 4	624,245	(565,684)	58,561
Templeton Growth VIP Fund - Class 2	104,149	(178,622)	(74,473)
TOPS® Balanced ETF Portfolio - Service Class Shares	3,853	(25,519)	(21,666)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	11,183	(51,325)	(40,142)
VanEck VIP Global Resources Fund - Class S Shares	113,404	(187,876)	(74,472)
VanEck VIP Global Resources Fund - Initial Class Shares	10,800	(57,149)	(46,349)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	346,475	(260,338)	86,137
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	161,568	(151,816)	9,752
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Variable Annuity Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Variable Annuity Account N (“Variable Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Variable Account’s auditor since 1998.
Philadelphia, Pennsylvania
April 8, 2026

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Discovery Value Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ALPS Global Opportunity Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ALPS Global Opportunity Portfolio - Class III	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ALPS/Alerian Energy Infrastructure Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American Funds Global Balanced Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American Funds Global Balanced Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American Funds Mortgage Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American Funds Mortgage Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American Funds Mortgage Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American High-Income Trust - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American High-Income Trust - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Asset Allocation Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Asset Allocation Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Asset Allocation Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital Income Builder - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital Income Builder - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital Income Builder - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital World Bond Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital World Bond Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital World Growth and Income Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital World Growth and Income Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Growth and Income Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Growth and Income Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Managed Risk Asset Allocation Fund - Class P1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Managed Risk Growth Fund - Class P1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Managed Risk Growth-Income Fund - Class P1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Managed Risk International Fund - Class P1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Managed Risk Washington Mutual Investors Fund - Class P1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS New World Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS New World Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS New World Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS The Bond Fund of America - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS The Bond Fund of America - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS U.S. Government Securities Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS U.S. Government Securities Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Washington Mutual Investors Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Washington Mutual Investors Fund - Class 1A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Washington Mutual Investors Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Growth Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Growth Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Large Cap Growth Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Commodity Strategy Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Emerging Markets Bond Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Strategic Income Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Delaware VIP® International Series - Standard Class			For the year ended December 31, 2024
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Eaton Vance VT Floating-Rate Income Fund - ADV Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Balanced Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from November 11, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Consumer Staples Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 8, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from June 24, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Financials Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Financials Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Strategic Income Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Technology Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Technology Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Capital Strength Hedged Equity Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Capital Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Capital Strength Portfolio - Class II			For the year ended December 31, 2024
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Dorsey Wright Tactical Core Portfolio - Class II			For the year ended December 31, 2024
First Trust Growth Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust International Developed Capital Strength Portfolio - Class II			For the year ended December 31, 2024
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Multi Income Allocation Portfolio - Class II			For the year ended December 31, 2024
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II			For the year ended December 31, 2024
Franklin Allocation VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 19, 2024 (commencement of operations) through December 31, 2024
Franklin Allocation VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Multi-Asset Variable Conservative Growth - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Multi-Asset Variable Conservative Growth - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small Cap Value VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Guggenheim VT Long Short Equity			For the year ended December 31, 2024
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Hartford Capital Appreciation HLS Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Equity Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Diversified Dividend Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equity and Income Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. EQV International Equity Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Global Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. International Growth Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lincoln Hedged Nasdaq-100 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lincoln Hedged Nasdaq-100 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 26, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class			For the year ended December 31, 2024
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class			For the year ended December 31, 2024
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class			For the year ended December 31, 2024
Lincoln Hedged S&P 500 Conservative Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from August 23, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class			For the year ended December 31, 2024
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class			For the year ended December 31, 2024
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class			For the year ended December 31, 2024
Lincoln Hedged S&P 500 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lincoln Hedged S&P 500 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from September 12, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged S&P 500 Fund 2 - Service Class			For the year ended December 31, 2024
Lincoln Hedged S&P 500 Fund 3 - Service Class			For the year ended December 31, 2024
Lincoln Hedged S&P 500 Fund 4 - Service Class			For the year ended December 31, 2024
Lincoln Opportunistic Hedged Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lincoln Opportunistic Hedged Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from September 24, 2024 (commencement of operations) through December 31, 2024
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Balanced Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Capital Appreciation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 9, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Capital Appreciation Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from June 10, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Disciplined Core Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from June 24, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Disciplined Core Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from October 24, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Inflation Protection Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from May 28, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Inflation Protection Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 16, 2024 (commencement of operations) through December 31, 2024
LVIP American Century International Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from June 7, 2024 (commencement of operations) through December 31, 2024
LVIP American Century International Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 16, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Large Company Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Large Company Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Mid Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from May 30, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Mid Cap Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from May 30, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Ultra® Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from May 28, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Ultra® Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from August 9, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Ultra® Fund - Standard Class II			For the year ended December 31, 2024
LVIP American Century Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from June 20, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 17, 2024 (commencement of operations) through December 31, 2024
LVIP American Funds Vanguard Active Passive Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the period from June 30, 2025 (commencement of operations) through December 31, 2025
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Growth Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Global Small Capitalization Fund - Service Class II		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American International Fund - Service Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Preservation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Preservation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 4, 2024 (commencement of operations) through December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Channing Small Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Channing Small Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class			For the year ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Core Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Mid Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Mid Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Short Duration Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Short Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Small Cap Core Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Small Cap Core Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan U.S. Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan U.S. Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Macquarie Wealth Builder Fund - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Macquarie Wealth Builder Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS International Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian Global Income Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Diversified Floating Rate Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Diversified Floating Rate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura High Yield Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Social Awareness Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Social Awareness Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Conservative Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Bond Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Wellington Capital Growth Fund - Service Class			For the year ended December 31, 2024
LVIP Wellington Capital Growth Fund - Standard Class			For the year ended December 31, 2024
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Western Asset Core Bond Fund - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Western Asset Core Bond Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Growth Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Morgan Stanley VIF Global Infrastructure Portfolio - Class I			For the year ended December 31, 2024
Morgan Stanley VIF Global Infrastructure Portfolio - Class II			For the year ended December 31, 2024
Morgan Stanley VIF Growth Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Asset Strategy Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Asset Strategy Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Emerging Markets Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Emerging Markets Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Energy Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Energy Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP High Income Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP High Income Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP International Core Equity Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from April 26, 2024 (commencement of operations) through December 31, 2024
Nomura VIP Mid Cap Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Mid Cap Growth Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Science and Technology Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Science and Technology Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Growth Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT All Asset Portfolio - Institutional Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Global Health Care Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Income Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Income Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Large Cap Value Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Sustainable Future Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For the period from January 17, 2025 (commencement of operations) through December 31, 2025
Putnam VT Sustainable Future Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Sustainable Leaders Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Sustainable Leaders Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Foreign VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Foreign VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
VanEck VIP Global Resources Fund - Class S Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
VanEck VIP Global Resources Fund - Initial Class Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025